UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-21991

Fidelity Rutland Square Trust II
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210
 (Address of principal executive offices)       (Zip code)

John Hitt, Secretary

245 Summer St.

Boston, Massachusetts  02210
(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2019

Item 1.

Reports to Stockholders

Strategic Advisers® Emerging Markets Fund Offered exclusively to certain clients of Strategic Advisers LLC - not available for sale to the general public Annual Report February 28, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

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Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2019	Past 1 year	Past 5 years	Life of fundA
Strategic Advisers® Emerging Markets Fund	(11.48)%	3.69%	1.95%

 A From September 30, 2010

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Emerging Markets Fund on September 30, 2010, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$11,768	Strategic Advisers® Emerging Markets Fund
$11,978	MSCI Emerging Markets Index

Management's Discussion of Fund Performance

Market Recap:  International equities returned -6.29% for the 12 months ending February 28, 2019, according to the MSCI ACWI (All Country World Index) ex USA Index. International markets faced a confluence of overwhelmingly negative factors the past year, including escalating trade tension, a surging U.S. dollar, tepid economic growth in Europe, global central bank tightening, concerns about Italy’s budget stalemate with the European Union, and weakness in China’s stock market. Volatility spiked as the final quarter of 2018 began, and the index returned -8% in October alone – its largest monthly drop since 2012 – and retreated another roughly 5% in December. For the full year, 8 of 11 market sectors lost ground. A handful of economically sensitive groups were among the hardest hit: consumer discretionary (-12%) and financials (-10%), along with materials, information technology and industrials, all of which returned about -7%. The new-media-infused communication services (-13%) sector fared the worst. Conversely, the more defensive utilities (+10%), health care (+3%), consumer staples (-1%) and real estate (-1%) sectors topped the broader market, as did energy, which returned roughly 5% on rebounding crude-oil prices late in the year. Geographically, resource-rich Canada (+4%) was the only region to advance. Japan and emerging markets each returned about -10%, followed by Europe ex U.K. (-6%). The U.K. and Asia-Pacific ex Japan both returned -1%.

Comments from Portfolio Manager Wilfred Chilangwa:  For the fiscal year, the Fund returned -11.48%, trailing the -9.85% result of the benchmark MSCI Emerging Markets Index. Amid an overall challenging period for emerging-markets (EM) investing, an unusual combination of macroeconomic and geopolitical factors hampered the performance of many of the Fund’s underlying managers, regardless of their investment style. Sub-adviser Acadian Asset Management was the largest detractor versus the benchmark, hurt by overweighted exposure to Turkey, adverse positioning in Taiwan and India, along with poor stock selection within the financials sector. Sub-adviser FIAM® also hampered relative performance, as its risk-managed GARP (growth at a reasonable price) strategy resulted in subpar stock picks in several sectors, and in China. On the plus side, sub-adviser T. Rowe Price and Oppenheimer Developing Markets Fund contributed about equally versus the benchmark. T. Rowe's GARP strategy generated favorable overall positioning among information technology stocks. On a country basis, T. Rowe Price fared the best in South Korea, Taiwan and the United Arab Emirates. Oppenheimer takes a more thematic approach to selecting investments, benefitting from favorable picks in consumer discretionary, financials and health care, primarily in China. Lastly, the Fund hired two new sub-advisers during the period: Causeway Capital Management and Schroders Asset Management.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 28, 2019

(excluding cash equivalents)	% of fund's net assets
Fidelity Emerging Markets Fund	7.6
iShares Edge MSCI Min Vol Emerging Markets ETF	5.2
iShares MSCI China ETF	3.7
Goldman Sachs Emerging Markets Equity Fund Institutional Shares	3.2
Samsung Electronics Co. Ltd.	3.1
Tencent Holdings Ltd.	2.8
Oppenheimer Developing Markets Fund Class I	2.6
Alibaba Group Holding Ltd. sponsored ADR	2.2
Brandes Emerging Markets Value Fund Class A	1.9
GMO Emerging Markets Fund Class III	1.9
34.2

Top Five Market Sectors as of February 28, 2019

(stocks only)	% of fund's net assets
Financials	17.0
Investment Companies	12.0
Information Technology	10.5
Communication Services	7.9
Consumer Discretionary	7.2

Geographic Diversification (% of fund's net assets)

As of February 28, 2019
United States of America*	40.3%
Cayman Islands	9.0%
Korea (South)	8.7%
China	7.5%
Brazil	5.8%
Taiwan	5.0%
India	5.0%
South Africa	3.2%
Russia	2.2%
Other	13.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of February 28, 2019
Common Stocks	57.3%
Preferred Stocks	2.7%
Diversifed Emerging Markets Funds	28.5%
Other	5.7%
Short-Term Investments and Net Other Assets (Liabilities)	5.8%

Asset allocations of funds in the pie chart reflect the categorizations of assets as defined by Morningstar as of the reporting date.

Schedule of Investments February 28, 2019

Showing Percentage of Net Assets

Common Stocks - 57.3%
	Shares	Value
COMMUNICATION SERVICES - 7.8%
Diversified Telecommunication Services - 1.0%
Bharti Infratel Ltd.	943,641	$3,911,634
China Communications Services Corp. Ltd. (H Shares)	1,926,000	1,935,876
China Telecom Corp. Ltd. (H Shares)	18,794,000	10,175,420
China Unicom Ltd.	578,000	682,892
Hellenic Telecommunications Organization SA	312,437	3,962,503
KT Corp.	54,291	1,370,476
LG Telecom Ltd.	810,757	10,805,291
Magyar Telekom PLC	28,408	47,842
PT Telekomunikasi Indonesia Tbk Series B	44,348,600	12,175,068
Qatar Telecom (Qtel) Q.S.C. (a)	6,211	114,267
Telecom Egypt SAE	297,066	249,393
Telkom SA Ltd.	668,703	3,322,223
		48,752,885
Entertainment - 0.4%
CD Projekt RED SA (a)	159,773	8,026,863
Changyou.com Ltd. (A Shares) ADR	942	19,217
Gamania Digital Entertainment Co. Ltd.	434,000	1,043,394
IGG, Inc.	393,000	558,729
NCSOFT Corp.	620	253,949
NetEase, Inc. ADR	34,937	7,798,637
NHN Entertainment Corp. (a)	2,843	186,923
		17,887,712
Interactive Media & Services - 4.3%
58.com, Inc. ADR (a)	103,475	7,544,362
Autohome, Inc. ADR Class A (a)(b)	68,832	6,473,650
Baidu.com, Inc. sponsored ADR (a)	95,883	15,584,823
Just Dial Ltd. (a)	59,953	437,884
Mail.Ru Group Ltd. GDR (Reg. S) (a)	400,849	9,540,206
Momo, Inc. ADR (a)	94,200	3,124,614
NAVER Corp.	62,303	7,362,327
Tencent Holdings Ltd.	3,108,889	133,132,735
Wirtualna Polska Holding SA	217	3,212
Yandex NV Series A (a)	366,326	12,601,614
YY, Inc. ADR (a)	71,425	5,035,463
		200,840,890
Media - 0.9%
BlueFocus Intelligent Communications Group Co. Ltd. (A Shares)	471,300	340,759
Cyfrowy Polsat SA (a)	28,793	194,190
Hyundai HCN	146,658	545,325
INNOCEAN Worldwide, Inc.	3,109	193,087
MultiChoice Group Ltd.	74,501	555,305
Naspers Ltd. Class N	156,925	33,908,493
Smiles Fidelidade SA	171,300	2,189,050
YeaRimDang Publishing Co. Ltd. (a)	7,300	41,705
		37,967,914
Wireless Telecommunication Services - 1.2%
America Movil S.A.B. de CV Series L sponsored ADR	559,458	8,045,006
China Mobile Ltd.	1,694,500	17,898,112
China Mobile Ltd. sponsored ADR	51,644	2,721,122
China United Network Communications Ltd. (A Shares)	7,656,554	7,354,428
Mobile TeleSystems OJSC sponsored ADR	270,208	2,088,708
Sistema JSFC sponsored GDR	1,553	4,634
SK Telecom Co. Ltd.	27,614	6,391,213
SK Telecom Co. Ltd. sponsored ADR	31,376	803,226
TIM Participacoes SA	725,700	2,283,661
Total Access Communication PCL (For. Reg.)	1,880,200	3,029,211
Turkcell Iletisim Hizmet A/S	1,462,272	3,917,106
VEON Ltd. sponsored ADR	44,744	112,307
		54,648,734

TOTAL COMMUNICATION SERVICES		360,098,135

CONSUMER DISCRETIONARY - 7.2%
Auto Components - 0.3%
Fuyao Glass Industries Group Co. Ltd. (A Shares)	3,164,333	11,463,005
MAHLE Metal Leve SA	11,100	77,809
Motherson Sumi Systems Ltd.	447,209	1,026,485
Tianneng Power International Ltd.	1,441,826	1,412,483
Xinyi Glass Holdings Ltd.	132,000	151,342
Yoo Sung Enterprise	12,785	32,147
		14,163,271
Automobiles - 1.1%
Bajaj Auto Ltd.	219,453	8,985,677
Dongfeng Motor Group Co. Ltd. (H Shares)	1,216,000	1,293,493
Ford Otomotiv Sanayi A/S	18,395	191,074
Geely Automobile Holdings Ltd.	2,590,000	4,863,416
Guangzhou Automobile Group Co. Ltd. (H Shares)	2,890,000	3,552,788
Hero Motocorp Ltd.	222,186	8,242,900
Hyundai Motor Co.	35,005	3,934,369
Kia Motors Corp.	208,550	6,772,548
Mahindra & Mahindra Ltd.	34,012	310,112
Maruti Suzuki India Ltd.	22,078	2,128,545
PT Astra International Tbk	10,339,900	5,255,396
Tofas Turk Otomobil Fabrikasi A/S	812,723	3,224,554
		48,754,872
Diversified Consumer Services - 0.4%
Estacio Participacoes SA	1,065,600	7,815,790
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	131,053	10,754,209
TAL Education Group ADR (a)	28,446	1,012,678
Visang Education, Inc.	8,025	52,407
		19,635,084
Hotels, Restaurants & Leisure - 0.4%
Bloomberry Resorts Corp.	745,800	163,880
Genting Bhd	442,600	802,155
Jubilant Foodworks Ltd.	23,617	422,982
Sands China Ltd.	2,480,722	12,388,204
Yum China Holdings, Inc.	105,401	4,397,330
		18,174,551
Household Durables - 1.2%
Arcelik A/S	126,438	493,128
Cyrela Brazil Realty SA	496,309	2,259,464
Haier Electronics Group Co. Ltd.	3,645,349	10,866,737
LG Electronics, Inc.	146,332	9,166,065
Midea Group Co. Ltd. (A Shares)	3,552,530	25,356,451
Zhejiang Supor Cookware Co. Ltd.	710,129	6,524,045
		54,665,890
Internet & Direct Marketing Retail - 2.6%
Alibaba Group Holding Ltd. sponsored ADR (a)	561,735	102,814,357
B2W Companhia Global do Varejo (a)	175,100	2,253,926
Ctrip.com International Ltd. ADR (a)	104,800	3,576,824
JD.com, Inc. sponsored ADR (a)	232,070	6,430,660
MercadoLibre, Inc. (a)	13,200	6,056,028
		121,131,795
Multiline Retail - 0.5%
Chongqing Department Store Co. Ltd. (A Shares)	124,500	574,688
Lojas Renner SA	1,349,484	15,549,344
Magazine Luiza SA	102,700	4,742,713
Rainbow Department Store Co. Ltd. (A Shares)	46,000	85,003
S.A.C.I. Falabella	278,066	2,162,794
Wangfujing Group Co. Ltd.	321,954	761,341
		23,875,883
Specialty Retail - 0.1%
E-Life Mall Corp. Ltd.	12,845	27,186
Lewis Group Ltd.	11,913	27,015
Mr Price Group Ltd.	67,629	1,035,950
Padini Holdings Bhd	62,949	59,598
Petrobras Distribuidora SA	91,452	595,291
SSI Group, Inc.	417,000	18,246
Zhongsheng Group Holdings Ltd. Class H	2,062,500	4,792,509
		6,555,795
Textiles, Apparel & Luxury Goods - 0.6%
Arezzo Industria e Comercio SA	13,528	194,376
CECEP COSTIN New Materials Group Ltd. (a)(c)	741,000	28,319
China Tower Corp. Ltd. (H Shares) (d)	8,596,000	2,036,824
Feng Tay Enterprise Co. Ltd.	119,000	741,898
Fila Korea Ltd.	29,968	1,480,427
Grendene SA	57,400	132,492
Guararapes Confeccoes SA	3,000	116,721
Jinli Group Holdings Ltd.	46,000	26,115
LG Fashion Corp.	7,144	161,224
Li Ning Co. Ltd. (a)	572,000	801,554
LPP SA	389	838,367
Makalot Industrial Co. Ltd.	70,000	424,533
Mavi Jeans Class B (d)	96,131	747,330
PagSeguro Digital Ltd. (a)(b)	34,618	973,804
Pinduoduo, Inc. ADR (b)	297,900	8,919,126
Pou Chen Corp.	517,000	648,273
Shenzhou International Group Holdings Ltd.	822,600	10,269,728
Titan Co. Ltd.	54,902	794,544
Weiqiao Textile Co. Ltd. (H Shares)	426,500	172,235
		29,507,890

TOTAL CONSUMER DISCRETIONARY		336,465,031

CONSUMER STAPLES - 4.7%
Beverages - 0.8%
Anheuser-Busch InBev SA NV	21,885	1,709,614
China Resources Beer Holdings Co. Ltd.	1,396,000	5,201,822
Compania Cervecerias Unidas SA sponsored ADR	18,198	522,647
Fomento Economico Mexicano S.A.B. de CV:
unit	240,800	2,184,152
sponsored ADR	154,674	14,018,105
Kweichow Moutai Co. Ltd. (A Shares)	96,519	10,886,044
Thai Beverage PCL	7,315,600	4,409,922
		38,932,306
Food & Staples Retailing - 1.5%
Atacadao Distribuicao Comercio e Industria Ltda	440,100	2,287,116
Bidcorp Ltd.	123,826	2,588,935
Bim Birlesik Magazalar A/S JSC	381,816	6,129,655
C.P. ALL PCL (For. Reg.)	4,855,400	11,984,360
Clicks Group Ltd.	158,210	2,028,007
Dino Polska SA (a)(d)	76,506	2,163,414
Drogasil SA	629,094	10,955,111
Grupo Comercial Chedraui S.A.B. de CV	33,949	66,432
President Chain Store Corp.	394,000	4,053,901
Shoprite Holdings Ltd.	456,775	5,564,755
Wal-Mart de Mexico SA de CV Series V	5,212,479	13,476,308
X5 Retail Group NV GDR (Reg. S)	335,874	8,497,612
		69,795,606
Food Products - 1.5%
Astral Foods Ltd.	11,024	127,497
AVI Ltd.	503,258	3,197,284
Charoen Pokphand Foods PCL (For. Reg.)	1,808,500	1,507,083
China Mengniu Dairy Co. Ltd.	8,575,496	26,492,026
COFCO Tunhe Sugar Co. Ltd. (A Shares)	629,800	776,178
GlaxoSmithKline Consumer Healthcare Ltd.	430	43,789
Gruma S.A.B. de CV Series B	1,148,561	12,440,252
Industrias Bachoco SA de CV Series B	36,288	140,850
JBS SA	1,700,300	6,079,371
Orion Corp./Republic of Korea	34,972	3,464,574
PT Charoen Pokphand Indonesia Tbk	252,300	130,925
PT Japfa Comfeed Indonesia Tbk	294,500	46,894
SLC Agricola SA	2,900	31,670
Tiger Brands Ltd.	338,692	6,399,311
Unified-President Enterprises Corp.	1,613,000	3,918,647
Universal Robina Corp.	1,199,000	3,145,411
		67,941,762
Household Products - 0.0%
Hindustan Unilever Ltd.	48,443	1,184,850
Personal Products - 0.6%
AMOREPACIFIC Corp.	24,969	4,436,961
AMOREPACIFIC Group, Inc.	8,723	568,099
Godrej Consumer Products Ltd.	152,487	1,448,347
Hengan International Group Co. Ltd.	559,000	4,518,431
Kolmar Korea Co. Ltd.	49,377	3,474,597
LG Household & Health Care Ltd.	11,672	12,921,645
TCI Co. Ltd.	112,688	1,706,669
		29,074,749
Tobacco - 0.3%
ITC Ltd.	2,481,597	9,670,311
PT Gudang Garam Tbk	198,800	1,206,861
PT Hanjaya Mandala Sampoerna Tbk	1,126,500	304,297
		11,181,469

TOTAL CONSUMER STAPLES		218,110,742

ENERGY - 4.4%
Energy Equipment & Services - 0.0%
Ezion Holdings Ltd. warrants 4/6/23 (a)(c)	5,020,014	5,815
Tenaris SA sponsored ADR	59,800	1,587,690
		1,593,505
Oil, Gas & Consumable Fuels - 4.4%
Bangchak Petroleum PCL:
(For. Reg.)	392,000	410,667
NVDR	437,800	458,648
China Petroleum & Chemical Corp. (H Shares)	24,428,000	21,057,346
China Shenhua Energy Co. Ltd. (H Shares)	15,000	36,995
CNOOC Ltd.	10,025,000	17,411,431
Dana Gas PJSC (a)	751,083	183,425
Ecopetrol SA ADR	270,066	5,466,136
Esso Thailand PCL unit	140,900	48,756
Exxaro Resources Ltd.	168,855	1,817,614
Formosa Petrochemical Corp.	231,000	871,223
Gazprom OAO sponsored ADR (Reg. S)	1,086,160	5,152,743
Grupa Lotos SA	11,091	278,982
Hindustan Petroleum Corp. Ltd.	653,255	2,059,634
Indian Oil Corp. Ltd.	120,720	246,416
IRPC PCL NVDR	12,419,500	2,326,192
Lukoil PJSC	17,762	1,483,902
Lukoil PJSC sponsored ADR (b)	318,030	26,460,096
MOL Hungarian Oil and Gas PLC Series A (For. Reg.)	342,137	3,993,319
NOVATEK OAO GDR (Reg. S)	81,138	14,061,215
Oil & Natural Gas Corp. Ltd.	1,166,640	2,448,067
PetroChina Co. Ltd. (H Shares)	5,976,000	3,952,652
Petroleo Brasileiro SA - Petrobras (ON)	218,700	1,738,584
Polish Oil & Gas Co. SA	698,567	1,277,540
Polski Koncern Naftowy Orlen SA	338,494	9,115,605
PT Adaro Energy Tbk	25,186,000	2,345,382
PT Harum Energy Tbk	768,300	80,011
PT Indo Tambangraya Megah Tbk	214,600	326,076
PT Tambang Batubara Bukit Asam Tbk	2,159,400	610,941
PT United Tractors Tbk	2,498,300	4,706,234
PTT Exploration and Production PCL:
(For. Reg.)	474,700	1,876,195
NVDR	1,256,000	4,964,190
PTT PCL:
(For. Reg.)	2,113,400	3,253,965
NVDR	5,193,000	7,995,571
QGEP Participacoes SA	57,600	202,727
Reliance Industries Ltd.	849,832	14,768,290
Reliance Industries Ltd. sponsored GDR (d)	44,632	1,548,730
S-Oil Corp.	27,902	2,479,076
Shell Refining Co. (F.O.M.) Bhd	1,900	2,794
SK Energy Co. Ltd.	86,005	14,366,006
Star Petroleum Refining PCL unit	2,932,400	958,848
Susco Public Co. Ltd. unit	267,500	24,457
Tatneft PAO sponsored ADR	34,126	2,409,296
Thai Oil PCL:
(For. Reg.)	784,800	1,800,057
NVDR	649,000	1,488,579
Tupras Turkiye Petrol Rafinerileri A/S	230,489	6,195,883
Ultrapar Participacoes SA	533,100	7,580,334
		202,340,830

TOTAL ENERGY		203,934,335

FINANCIALS - 15.3%
Banks - 10.6%
Abu Dhabi Islamic Bank	39,990	48,994
Agricultural Bank of China Ltd. (H Shares)	18,176,000	8,706,234
Akbank TAS	937,621	1,206,661
Albaraka Turk Katilim Bankasi A/S	731,138	258,858
Alpha Bank AE (a)	4,867,993	6,866,002
Axis Bank Ltd. (a)	1,261,989	12,640,377
Banco do Brasil SA	895,900	12,068,884
Banco Santander Chile sponsored ADR	227,913	7,213,446
Bancolombia SA sponsored ADR	9,814	474,409
Bangkok Bank PCL NVDR	624,600	4,144,171
Bank of China Ltd. (H Shares)	50,559,000	23,573,482
Bank Polska Kasa Opieki SA	83,553	2,501,798
Barclays Africa Group Ltd.	646,253	8,281,209
BBVA Banco Frances SA sponsored ADR	71,212	789,029
Bumiputra-Commerce Holdings Bhd	610,000	877,536
Capitec Bank Holdings Ltd.	74,918	6,943,407
Chang Hwa Commercial Bank	86,000	51,527
China Construction Bank Corp. (H Shares)	63,745,000	56,750,256
China Merchants Bank Co. Ltd. (H Shares)	489,500	2,244,912
Chinatrust Financial Holding Co. Ltd.	12,213,058	8,241,002
Chinatrust Financial Holding Co. Ltd. rights 3/27/19 (a)(c)	82,113	0
Chongqing Rural Commercial Bank Co. Ltd. (H Shares)	34,000	21,267
Commercial International Bank SAE	70,452	280,641
Commercial International Bank SAE sponsored GDR	1,167,540	4,652,647
Credicorp Ltd. (United States)	82,898	20,151,675
Dubai Islamic Bank Pakistan Ltd. (a)	23,871	33,925
E.SUN Financial Holdings Co. Ltd.	7,679,031	5,494,808
Emirates NBD Bank PJSC (a)	32,838	84,934
Grupo Aval Acciones y Valores SA ADR	194,053	1,500,030
Grupo Financiero Banorte S.A.B. de CV Series O	2,645,142	14,383,973
Grupo Financiero Inbursa S.A.B. de CV Series O	320,573	478,164
Hana Financial Group, Inc.	276,892	9,557,756
HDFC Bank Ltd.	333,120	9,792,442
HDFC Bank Ltd. sponsored ADR	91,268	9,229,020
Hong Leong Credit Bhd	45,600	220,907
ICICI Bank Ltd.	819,611	4,052,366
ICICI Bank Ltd. sponsored ADR	1,728,010	17,038,179
Industrial & Commercial Bank of China Ltd. (H Shares)	39,167,000	30,137,097
Industrial Bank of Korea	26,471	328,095
JB Financial Group Co. Ltd.	5,224	27,570
JSC Halyk Bank of Kazakhstan GDR unit	199,619	2,275,657
Kasikornbank PCL:
NVDR	561,500	3,520,516
(For. Reg.)	869,200	5,463,543
KB Financial Group, Inc.	281,216	11,075,636
Kiatnakin Bank PCL (For. Reg.)	679,500	1,520,786
Komercni Banka A/S	33,718	1,415,560
Krung Thai Bank PCL:
(For. Reg.)	985,300	603,692
NVDR	6,107,300	3,741,933
Malayan Banking Bhd	2,660,725	6,235,512
National Bank of Abu Dhabi PJSC	4,328,804	17,913,918
National Bank of Greece SA (a)	228,613	413,457
National Bank of Kuwait	1,232,721	3,549,912
Nedbank Group Ltd.	62,132	1,253,771
Nova Ljubljanska banka d.d. unit	143,861	2,014,343
OTP Bank PLC	567,498	24,000,558
Powszechna Kasa Oszczednosci Bank SA	328,633	3,303,787
PT Bank Bukopin Tbk (a)	4,000	111
PT Bank Central Asia Tbk	4,019,300	7,878,599
PT Bank Mandiri (Persero) Tbk	1,131,600	572,561
PT Bank Negara Indonesia (Persero) Tbk	9,933,700	6,214,079
PT Bank Rakyat Indonesia Tbk	24,110,900	6,591,266
PT Bank Tabungan Negara Tbk	4,329,600	747,889
Public Bank Bhd	810,000	4,979,712
Qatar Islamic Bank (a)	8,478	338,072
Qatar National Bank SAQ	64,318	3,324,311
Sberbank of Russia	1,956,580	6,150,221
Sberbank of Russia sponsored ADR (b)	2,694,565	34,382,649
Shinhan Financial Group Co. Ltd.	117,789	4,577,593
Standard Bank Group Ltd.	597,291	8,211,520
State Bank of India (a)	86,591	328,872
TCS Group Holding PLC unit	75,563	1,397,916
Thanachart Capital PCL:
(For. Reg.)	1,720,600	3,045,189
NVDR	727,900	1,288,267
The Shanghai Commercial & Savings Bank Ltd.	52,564	81,781
TISCO Financial Group PCL	671,400	1,865,000
Turkiye Garanti Bankasi A/S	4,039,401	6,749,676
Turkiye Halk Bankasi A/S	1,272,150	1,823,060
Turkiye Is Bankasi A/S Series C	2,259,512	2,459,189
Turkiye Vakiflar Bankasi TAO	3,727,821	3,603,345
Union National Bank (a)	84,437	128,276
Woori Financial Group, Inc. (a)	294,220	3,868,908
Yes Bank Ltd.	1,160,836	3,787,793
		494,046,126
Capital Markets - 0.3%
BM&F BOVESPA SA	984,947	8,598,275
Yuanta Financial Holding Co. Ltd.	11,474,000	6,475,456
		15,073,731
Consumer Finance - 0.2%
Shriram Transport Finance Co. Ltd.	484,386	7,810,417
Diversified Financial Services - 0.6%
Alexander Forbes Group Holdings Ltd.	1,683	551
FirstRand Ltd.	4,317,303	19,696,857
GT Capital Holdings, Inc.	58,823	1,082,806
Haci Omer Sabanci Holding A/S	455,086	778,333
Inversiones La Construccion SA	130,922	2,359,421
Old Mutual Ltd.	1,436,591	2,369,897
Power Finance Corp. Ltd.	281,909	446,303
Rec Ltd.	191,961	369,479
Reliance Capital Ltd. (a)	50,656	123,529
		27,227,176
Insurance - 3.1%
AIA Group Ltd.	3,229,800	32,234,479
BB Seguridade Participacoes SA	1,347,022	9,790,264
Cathay Financial Holding Co. Ltd.	2,250,000	3,297,978
China Life Insurance Co. Ltd. (H Shares)	1,280,000	3,535,211
China Pacific Insurance (Group) Co. Ltd. (H Shares)	2,445,400	9,205,589
Fubon Financial Holding Co. Ltd.	3,347,000	4,932,603
Hyundai Fire & Marine Insurance Co. Ltd.	165,855	5,555,516
IRB Brasil Resseguros SA	170,339	4,036,093
Liberty Holdings Ltd.	494,964	3,617,298
MMI Holdings Ltd. (a)	1,737,544	1,923,242
PICC Property & Casualty Co. Ltd. (H Shares)	5,430,000	6,502,373
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	2,637,000	27,876,660
Porto Seguro SA	323,248	4,822,709
Powszechny Zaklad Ubezpieczen SA	971,925	10,479,807
Sanlam Ltd.	3,100,603	17,311,677
Shin Kong Financial Holding Co. Ltd.	1,810,498	541,451
Sul America SA unit	134,902	1,091,815
		146,754,765
Real Estate Management & Development - 0.0%
Future Land Holdings Co. Ltd. (A Shares)	99,100	500,670
Thrifts & Mortgage Finance - 0.5%
Housing Development Finance Corp. Ltd.	523,747	13,612,690
Indiabulls Housing Finance Ltd.	52,110	482,003
LIC Housing Finance Ltd.	1,195,796	8,026,553
		22,121,246

TOTAL FINANCIALS		713,534,131

HEALTH CARE - 0.6%
Biotechnology - 0.0%
Biocon Ltd.	58,488	513,091
Medy-Tox, Inc.	1,667	808,691
		1,321,782
Health Care Equipment & Supplies - 0.0%
Supermax Corp. Bhd	274,400	103,242
Health Care Providers & Services - 0.2%
Notre Dame Intermedica Participacoes SA	472,100	4,175,329
Odontoprev SA	12,000	53,033
Selcuk Ecza Deposu Tic A/S	122,624	88,897
Shanghai Pharmaceuticals Holding Co. Ltd. (H Shares)	813,000	1,826,978
Sinopharm Group Co. Ltd. (H Shares)	572,400	2,544,891
		8,689,128
Life Sciences Tools & Services - 0.1%
Hangzhou Tigermed Consulting Co. Ltd. (A Shares)	266,550	2,239,782
WuXi AppTec Co. Ltd. (H Shares) (a)(d)	219,400	2,393,912
		4,633,694
Pharmaceuticals - 0.3%
Aurobindo Pharma Ltd.	52,496	527,665
CSPC Pharmaceutical Group Ltd.	936,000	1,597,809
CStone Pharmaceuticals Co. Ltd. (a)(d)	289,500	457,314
Dr. Reddy's Laboratories Ltd.	9,728	362,388
PT Kalbe Farma Tbk	35,808,056	3,805,441
Richter Gedeon PLC	125,351	2,427,142
Tonghua Dongbao Pharmaceutical Co. Ltd. (A Shares)	1,228,928	2,678,467
Torrent Pharmaceuticals Ltd.	114,941	2,923,743
		14,779,969

TOTAL HEALTH CARE		29,527,815

INDUSTRIALS - 2.1%
Airlines - 0.2%
Air Arabia PJSC (a)	705,175	182,005
AirAsia Group BHD	2,251,800	1,533,871
China Airlines Ltd.	1,161,000	380,407
China Southern Airlines Ltd. (H Shares)	144,000	117,588
EVA Airways Corp.	1,682,159	840,722
Korean Air Lines Co. Ltd.	21,874	715,205
Pegasus Hava Tasimaciligi A/S (a)	71,441	394,794
Thai Airways International PCL NVDR (a)	83,500	34,725
Turk Hava Yollari AO (a)	1,949,931	5,164,993
		9,364,310
Building Products - 0.0%
Trakya Cam Sanayii A/S	390,782	281,836
Commercial Services & Supplies - 0.0%
China Everbright International Ltd.	76,000	74,357
Frontken Corp. BHD	248,800	57,206
		131,563
Construction & Engineering - 0.4%
China Communications Construction Co. Ltd. (H Shares)	2,614,000	2,817,216
China National Chemical Engineering Co. Ltd. (A Shares)	1,053,292	966,099
China Railway Construction Corp. Ltd. (H Shares)	1,377,000	1,982,241
China Railway Group Ltd. (H Shares)	1,586,000	1,571,907
Daelim Industrial Co.	20,944	1,741,767
GS Engineering & Construction Corp.	15,103	574,330
Larsen & Toubro Ltd.	46,770	853,632
Larsen & Toubro Ltd. unit	84,548	1,532,010
Tekfen Holding A/S	980,359	4,848,308
Wilson Bayly Holmes-Ovcon Ltd.	4,310	36,391
		16,923,901
Electrical Equipment - 0.1%
BizLink Holding, Inc.	306,463	1,972,030
DONGYANG E&P, Inc.	21,665	193,455
Zhuzhou CRRC Times Electric Co. Ltd. (H Shares)	301,500	1,691,911
		3,857,396
Industrial Conglomerates - 0.5%
Alfa SA de CV Series A	1,501,500	1,709,312
AntarChile SA Class A	2,925	42,370
Cheil Industries, Inc.	12,598	1,292,820
CITIC Pacific Ltd.	199,000	302,692
CJ Corp.	1,520	168,814
Fosun International Ltd.	1,311,000	2,157,791
Hanwha Corp.	83,466	2,384,213
Hong Leong Industries Bhd	3,000	7,318
Hyosung Corp.	1,214	80,897
Industries Qatar QSC (a)	24,315	888,128
Koc Holding A/S	447,499	1,562,569
LG Corp.	44,404	2,958,952
Mannai Corp. (a)	8,644	116,322
San Miguel Corp.	213,760	704,155
SK C&C Co. Ltd.	8,775	2,124,556
SM Investments Corp.	311,930	5,651,777
Turk Sise ve Cam Fabrikalari A/S	132,920	167,823
		22,320,509
Machinery - 0.4%
Airtac International Group	371,000	4,554,884
HIWIN Technologies Corp.	374,000	3,333,559
Lonking Holdings Ltd.	4,606,000	1,543,206
Sany Heavy Industry Co. Ltd. (A Shares)	380,600	590,730
Sinotruk Hong Kong Ltd.	1,614,983	2,937,923
Weg SA	318,080	1,559,851
Weichai Power Co. Ltd. (H Shares)	1,761,000	2,445,288
XCMG Construction Machinery Co. Ltd. (A Shares)	604,000	355,498
		17,320,939
Marine - 0.0%
Qatar Navigation QPSC (a)	2,362	43,786
Road & Rail - 0.0%
Daqin Railway Co. Ltd. (A Shares)	270,000	360,180
Globaltrans Investment PLC GDR (Reg. S)	49,724	494,754
		854,934
Trading Companies & Distributors - 0.0%
Barloworld Ltd.	102,942	921,119
Transportation Infrastructure - 0.5%
Airports of Thailand PCL (For. Reg.)	1,237,000	2,650,714
China Merchants Holdings International Co. Ltd.	112,000	235,422
DP World Ltd.	386,191	6,182,918
Grupo Aeroportuario del Sureste S.A.B. de CV Series B sponsored ADR	10,028	1,697,540
Grupo Aeroportuario Norte S.A.B. de CV	582,600	3,319,189
Malaysia Airports Holdings Bhd	251,100	504,485
Shanghai International Airport Co. Ltd. (A Shares)	941,011	8,049,161
Taiwan High Speed Rail Corp.	819,000	873,907
Zhejiang Expressway Co. Ltd. (H Shares)	1,226,000	1,279,141
		24,792,477

TOTAL INDUSTRIALS		96,812,770

INFORMATION TECHNOLOGY - 10.2%
Communications Equipment - 0.0%
Accton Technology Corp.	166,000	580,306
Arcadyan Technology Corp.	53,000	156,894
Wistron NeWeb Corp.	49,000	124,771
		861,971
Electronic Equipment & Components - 1.9%
AAC Technology Holdings, Inc.	207,000	1,223,351
AU Optronics Corp.	995,000	363,548
Chroma ATE, Inc.	546,000	2,258,960
Coretronic Corp.	87,400	131,345
Delta Electronics, Inc.	117,000	579,786
Enel Chile SA sponsored ADR	176,677	922,254
FLEXium Interconnect, Inc.	70,000	203,214
Hangzhou Hikvision Digital Technology Co. Ltd. (A Shares)	858,403	4,423,998
Hon Hai Precision Industry Co. Ltd. (Foxconn)	5,403,026	12,691,715
Innolux Corp.	4,751,039	1,576,673
INTOPS Co. Ltd.	30,521	337,616
Kingboard Chemical Holdings Ltd.	374,500	1,311,984
Largan Precision Co. Ltd.	262,000	36,770,990
LG Display Co. Ltd.	256,540	4,836,883
LG Innotek Co. Ltd.	8,981	861,793
Pinnacle Technology Holdings Ltd.	11,198	14,063
Samsung Electro-Mechanics Co. Ltd.	18,547	1,763,242
Samsung SDI Co. Ltd.	31,114	6,565,593
Sunny Optical Technology Group Co. Ltd.	721,000	8,542,055
Unimicron Technology Corp.	489,000	381,045
WPG Holding Co. Ltd.	182,680	235,182
Yageo Corp.	117,000	1,300,527
Zhen Ding Technology Holding Ltd.	276,000	792,007
		88,087,824
Internet Software & Services - 0.0%
Danawa Co. Ltd.	3,946	72,925
HUYA, Inc. ADR (b)	87,500	2,261,000
		2,333,925
IT Services - 1.3%
CSU Cardsystem SA	20,600	39,816
HCL Technologies Ltd.	485,814	7,227,546
Hexaware Technologies Ltd.	551,102	2,759,400
Infosys Ltd.	836,886	8,700,593
Infosys Ltd. sponsored ADR	2,190,066	23,477,508
MindTree Consulting Ltd.	113,857	1,460,661
Mphasis BFL Ltd.	114,379	1,681,132
QIWI PLC Class B sponsored ADR (a)	6,471	91,112
Samsung SDS Co. Ltd.	743	152,165
Sonata Software Ltd.	7,860	37,514
Tata Consultancy Services Ltd.	388,373	10,874,060
Wipro Ltd.	222,294	1,158,472
WNS Holdings Ltd. sponsored ADR (a)	24,362	1,286,314
		58,946,293
Semiconductors & Semiconductor Equipment - 3.4%
ASE Technology Holding Co. Ltd.	888,000	1,795,923
ASE Technology Holding Co. Ltd. ADR	221,411	892,286
Dongbu HiTek Co. Ltd.	29,703	328,567
Koh Young Technology, Inc.	19,307	1,382,625
Machvision, Inc.	23,000	362,929
Malaysian Pacific Industries BHD	33,930	82,186
Novatek Microelectronics Corp.	96,000	527,453
Parade Technologies Ltd.	48,000	845,187
Phison Electronics Corp.	306,000	2,769,818
Powertech Technology, Inc.	605,000	1,397,857
Radiant Opto-Electronics Corp.	250,000	742,755
Realtek Semiconductor Corp.	183,000	1,048,454
Sino-American Silicon Products, Inc.	940,000	2,158,506
SK Hynix, Inc.	558,859	34,758,001
Taiwan Semiconductor Manufacturing Co. Ltd.	11,341,000	86,893,591
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	475,501	18,568,314
Unisem (M) Bhd	482,725	332,382
United Microelectronics Corp.	7,406,000	2,736,873
United Microelectronics Corp. sponsored ADR	353,437	653,858
		158,277,565
Software - 0.1%
Asseco Poland SA	19,723	276,776
Mix Telematics Ltd. sponsored ADR	9,381	178,802
Netmarble Corp. (d)	10,850	1,137,539
NIIT Technologies Ltd. (a)	21,245	396,080
Nucleus Software Exports Ltd.	34,593	165,225
StoneCo Ltd. Class A (a)	60,628	1,843,697
Totvs SA	11,800	114,508
		4,112,627
Technology Hardware, Storage & Peripherals - 3.5%
Acer, Inc.	107,000	70,220
ASUSTeK Computer, Inc.	139,000	984,812
Catcher Technology Co. Ltd.	629,000	4,767,737
Compal Electronics, Inc.	1,005,000	620,880
Inventec Corp.	2,156,000	1,657,508
Lenovo Group Ltd.	5,054,000	4,551,964
Lite-On Technology Corp.	1,134,000	1,633,088
Pegatron Corp.	2,353,000	4,024,710
Samsung Electronics Co. Ltd.	3,618,547	144,999,085
Sunrex Technology Corp.	79,307	46,880
TPV Technology Ltd.	398,000	62,364
		163,419,248

TOTAL INFORMATION TECHNOLOGY		476,039,453

MATERIALS - 3.2%
Chemicals - 0.8%
China Petrochemical Development Corp. (a)	387,000	137,095
China Sanjiang Fine Chemicals Ltd.	424,000	115,051
Formosa Plastics Corp.	508,000	1,681,592
Indorama Ventures PCL:
unit	235,200	384,533
(For. Reg.)	1,806,000	2,952,667
Kolon Industries, Inc.	43,686	2,095,996
LG Chemical Ltd.	58,294	20,225,506
Lotte Chemical Corp.	9,553	2,707,603
PTT Global Chemical PCL NVDR	1,312,000	2,998,857
SK Materials Co., Ltd.	19,943	3,024,674
Taekwang Industrial Co. Ltd.	168	223,900
		36,547,474
Construction Materials - 0.4%
Anhui Conch Cement Co. Ltd.:
(A Shares)	245,300	1,299,028
(H Shares)	2,093,500	11,974,668
Asia Cement (China) Holdings Corp.	194,084	175,299
CEMEX S.A.B. de CV sponsored ADR (a)	328,268	1,592,100
China Resources Cement Holdings Ltd.	3,422,000	3,644,437
Jiangxi Wannianqing Cement Co. Ltd. (A Shares)	255,700	481,671
Loma Negra Compania Industrial Argentina SA ADR (a)	89,694	1,007,264
		20,174,467
Containers & Packaging - 0.0%
Anadolu Cam Sanayii A/S	560,600	337,100
Bio Pappel S.A.B. de CV (a)	24,738	34,307
Cheng Loong Corp.	196,000	128,059
Klabin SA unit	267,675	1,285,587
Polyplex Thailand PCL unit	23,981	12,029
		1,797,082
Metals & Mining - 1.8%
Alrosa Co. Ltd.	2,660,380	3,837,436
Anglo American Platinum Ltd.	30,984	1,685,332
AngloGold Ashanti Ltd.	251,111	3,565,362
Ann Joo Resources Bhd	500	175
Baoshan Iron & Steel Co. Ltd. (A Shares)	520,194	582,816
CAP SA	102,615	1,131,241
Companhia Siderurgica Nacional SA (CSN)	459,500	1,600,112
Dongkuk Steel Mill Co. Ltd.	67,933	494,936
Eregli Demir ve Celik Fabrikalari T.A.S.	749,153	1,307,939
Grupo Mexico SA de CV Series B	52,600	131,736
Hindalco Industries Ltd.	262,839	726,295
Hunan Valin Steel Co. Ltd. (A Shares) (a)	369,900	427,138
Jastrzebska Spolka Weglowa SA (a)	52,703	802,266
KISCO Corp.	6,262	32,715
Korea Zinc Co. Ltd.	10,207	4,139,934
Kumba Iron Ore Ltd.	86,802	2,299,302
Lion Industries Corp. Bhd (a)	366,800	45,551
Maanshan Iron & Steel Co. Ltd. (H Shares)	1,556,000	741,354
Magnitogorsk Iron & Steel Works PJSC sponsored GDR (Reg. S)	38,904	336,909
Merafe Resources Ltd.	291,074	28,707
MMC Norilsk Nickel PJSC sponsored ADR	144,901	3,100,881
MMG Ltd. (a)	3,716,000	1,761,014
Novolipetsk Steel OJSC GDR (Reg. S)	58,207	1,387,073
POSCO	45,315	10,579,854
POSCO sponsored ADR	36,270	2,114,541
Severstal PAO GDR (Reg. S)	124,327	1,920,852
Shanxi Taigang Stainless Steel Co. Ltd. (A Shares)	626,504	480,116
Sheng Yu Steel Co. Ltd.	39,865	26,611
Southern Copper Corp.	137,174	4,884,766
Tata Steel Ltd.	67,708	478,324
Ternium SA sponsored ADR	171,420	4,945,467
Vale SA sponsored ADR	2,000,787	24,969,822
Vedanta Ltd.	213,750	511,141
Xinyu Iron & Steel Co. Ltd.	216,700	194,877
		81,272,595
Paper & Forest Products - 0.2%
Mondi Ltd.	37,234	875,017
Nine Dragons Paper (Holdings) Ltd.	2,596,000	2,691,989
PT Indah Kiat Pulp & Paper Tbk	488,600	382,926
Sappi Ltd.	182,611	936,134
Suzano Papel e Celulose SA	402,700	5,109,669
West Coast Paper Mills Ltd.	45,171	147,201
		10,142,936

TOTAL MATERIALS		149,934,554

REAL ESTATE - 0.9%
Equity Real Estate Investment Trusts (REITs) - 0.0%
Prologis Property Mexico SA	93,898	172,345
Redefine Properties Ltd.	90,694	62,484
		234,829
Real Estate Management & Development - 0.9%
Agile Property Holdings Ltd.	3,457,238	4,320,584
Aldar Properties PJSC	130,390	63,189
Ayala Land, Inc.	9,022,700	7,652,251
Barwa Real Estate Co. (a)	17,399	189,221
BR Malls Participacoes SA	370,166	1,319,575
Central China Real Estate Ltd.	171,502	72,317
Chong Hong Construction Co. Ltd.	44,000	123,840
Country Garden Holdings Co. Ltd.	6,021,000	7,931,098
Emaar Properties PJSC	1,402,614	1,871,170
Greenland Holdings Corp. Ltd. (A Shares)	2,318,800	2,410,888
Greenland Hong Kong Holdings Ltd.	133,366	39,416
Guangzhou R&F Properties Co. Ltd. (H Shares)	878,000	1,641,968
IOI Properties Group Bhd	77,800	30,802
Jinke Properties Group Co. Ltd. (A Shares)	732,300	659,646
K Wah International Holdings Ltd.	470,144	253,347
KSL Holdings Bhd (a)	105,100	21,322
KWG Property Holding Ltd.	972,500	914,303
Longfor Properties Co. Ltd.	1,177,000	3,493,627
Multiplan Empreendimentos Imobiliarios SA	179,900	1,205,512
Poly Property Group Co. Ltd.	1,173,701	442,582
Powerlong Real Estate Holding Ltd.	264,000	123,092
Radium Life Tech Co. Ltd. (a)	414,000	198,827
Risesun Real Estate Development Co. Ltd. (A Shares)	2,313,904	3,301,059
Road King Infrastructure Ltd.	294,211	562,954
Sansiri PCL:
(For. Reg.)	6,763,900	296,323
NVDR	4,460,126	195,396
Shanghai Shimao Co. Ltd. (A Shares)	746,800	489,749
Shimao Property Holdings Ltd.	703,000	1,662,178
Shui On Land Ltd.	360,500	90,013
United Development Co.	136,744	519,749
		42,095,998

TOTAL REAL ESTATE		42,330,827

UTILITIES - 0.9%
Electric Utilities - 0.5%
Ceske Energeticke Zavody A/S	56,628	1,372,142
EDP Energias do Brasil SA	780,305	3,593,913
ENEA SA (a)	20,691	55,119
Energa SA (a)	19,990	51,773
Enersis SA	4,402,861	765,336
Enersis SA sponsored ADR	113,466	995,097
Equatorial Energia SA	169,031	3,695,943
Korea Electric Power Corp.	50,765	1,568,127
Polska Grupa Energetyczna SA (a)	449,937	1,379,336
Power Grid Corp. of India Ltd.	732,166	1,889,844
Tauron Polska Energia SA (a)	190,211	117,126
Tenaga Nasional Bhd	2,904,790	9,586,200
		25,069,956
Gas Utilities - 0.2%
Beijing Enterprises Holdings Ltd.	311,500	1,827,393
Daesung Energy Co. Ltd.	20,047	95,292
GAIL India Ltd. (a)	271,589	1,311,172
Indraprastha Gas Ltd. (a)	821,565	3,395,740
PT Perusahaan Gas Negara Tbk Series B	2,834,500	511,792
Samchully Co. Ltd.	279	23,673
		7,165,062
Independent Power and Renewable Electricity Producers - 0.2%
Benpres Holdings Corp.	124,600	12,321
Central Puerto SA sponsored ADR	177,100	1,806,420
China Longyuan Power Grid Corp. Ltd. (H Shares)	1,787,000	1,334,032
Electricity Generating PCL NVDR	19,700	166,981
ENGIE Brasil Energia SA	186,500	2,043,672
Huaneng Renewables Corp. Ltd. (H Shares)	4,332,000	1,318,957
NTPC Ltd.	2,268,345	4,522,921
		11,205,304
Water Utilities - 0.0%
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	21,900	229,428

TOTAL UTILITIES		43,669,750

TOTAL COMMON STOCKS
(Cost $2,277,237,943)		2,670,457,543

Nonconvertible Preferred Stocks - 2.7%
COMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Telefonica Brasil SA	171,500	2,136,359
Telefonica Brasil SA sponsored ADR	105,383	1,315,180
		3,451,539
Wireless Telecommunication Services - 0.0%
TIM Participacoes SA sponsored ADR	137,322	2,166,941

TOTAL COMMUNICATION SERVICES		5,618,480

CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Hyundai Motor Co. Series 2	21,291	1,520,921
CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.1%
Companhia Brasileira de Distribuicao Grupo Pao de Acucar (PN)	92,900	2,302,868
ENERGY - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Petroleo Brasileiro SA - Petrobras:
(PN) (non-vtg.)	270,500	1,948,732
(PN) sponsored ADR (non-vtg.)	236,232	3,385,205
sponsored ADR	740,964	11,647,954
		16,981,891
FINANCIALS - 1.7%
Banks - 1.7%
Banco Bradesco SA:
(PN)	1,479,587	17,044,508
(PN) sponsored ADR	350,677	4,025,772
Banco do Estado Rio Grande do Sul SA	81,600	543,109
Itau Unibanco Holding SA	4,044,136	37,931,103
Itau Unibanco Holding SA sponsored ADR	778,026	7,313,444
Itausa-Investimentos Itau SA (PN)	3,815,689	12,566,078
		79,424,014
INDUSTRIALS - 0.0%
Industrial Conglomerates - 0.0%
CJ Corp. (a)(c)	922	30,037
INFORMATION TECHNOLOGY - 0.3%
Technology Hardware, Storage & Peripherals - 0.3%
Samsung Electronics Co. Ltd.	445,392	14,246,212
MATERIALS - 0.1%
Chemicals - 0.0%
Braskem SA (PN-A)	180,000	2,606,925
Metals & Mining - 0.1%
Gerdau SA sponsored ADR (b)	569,589	2,306,835
Metalurgica Gerdau SA (PN)	346,000	661,390
		2,968,225

TOTAL MATERIALS		5,575,150

UTILITIES - 0.0%
Electric Utilities - 0.0%
Companhia Paranaense de Energia-Copel (PN-B)	84,900	807,829
Water Utilities - 0.0%
Cia de Saneamento do Parana	44,870	163,418
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP) sponsored ADR	30,784	320,154
		483,572

TOTAL UTILITIES		1,291,401

TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $98,980,963)		126,990,974

Equity Funds - 34.2%
Diversified Emerging Markets Funds - 34.2%
Aberdeen Emerging Markets Fund Institutional Service Class	5,695,281	83,151,105
Brandes Emerging Markets Value Fund Class A	10,005,446	89,148,520
Fidelity Emerging Markets Fund (e)	11,958,496	355,884,838
GMO Emerging Markets Fund Class III	2,743,471	88,668,999
Goldman Sachs Emerging Markets Equity Fund Institutional Shares	7,230,299	149,811,801
iShares Edge MSCI Min Vol Emerging Markets ETF	4,087,990	240,169,413
iShares MSCI China ETF (b)	2,832,430	171,956,825
iShares MSCI India ETF	267,928	8,758,566
iShares MSCI South Korea Index ETF (b)	373,835	23,540,390
Lazard Emerging Markets Equity Portfolio Institutional Class	2,188,987	38,022,700
Matthews Korea Fund Investor Class	6,983,487	33,311,235
Matthews Pacific Tiger Fund Investor Class	123	3,493
Morgan Stanley Institutional Fund, Inc. Frontier Markets Portfolio Class I	2,016,693	33,477,109
Oppenheimer Developing Markets Fund Class I	2,947,882	122,749,789
Oppenheimer Emerging Markets Innovators Fund Class I (a)	4,679,444	47,028,417
SPDR S&P China ETF	891,370	86,864,007
WisdomTree India Earnings ETF	677,617	16,228,927
Xtrackers Harvest CSI 300 China ETF Class A (b)	148,865	4,087,833
TOTAL EQUITY FUNDS
(Cost $1,426,765,480)		1,592,863,967
	Principal Amount	Value

U.S. Treasury Obligations - 0.2%
U.S. Treasury Bills, yield at date of purchase 2.34% to 2.4% 3/7/19 to 5/9/19(f)
(Cost $9,778,178)	9,790,000	9,778,279
	Shares	Value

Money Market Funds - 6.9%
Fidelity Securities Lending Cash Central Fund 2.45% (g)(h)	68,478,417	68,485,265
State Street Institutional U.S. Government Money Market Fund Premier Class 2.35% (i)	253,191,924	253,191,924
TOTAL MONEY MARKET FUNDS
(Cost $321,677,189)		321,677,189
TOTAL INVESTMENT IN SECURITIES - 101.3%
(Cost $4,134,439,753)		4,721,767,952
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(61,002,601)
NET ASSETS - 100%		$4,660,765,351

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	3,591	March 2019	$187,934,985	$12,474,666	$12,474,666

The notional amount of futures purchased as a percentage of Net Assets is 4.0%

For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $339,798,493.

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Level 3 security

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $10,485,063 or 0.2% of net assets.

 (e) Affiliated Fund

 (f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $9,603,416.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

 (i) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$401,267
Total	$401,267

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Emerging Markets Fund	$398,107,307	$2,609,511	$3,699,844	$2,609,511	$881,855	$(42,013,991)	$355,884,838
Total	$398,107,307	$2,609,511	$3,699,844	$2,609,511	$881,855	$(42,013,991)	$355,884,838

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$365,716,615	$193,022,725	$172,693,890	$--
Consumer Discretionary	337,985,952	336,089,628	1,868,005	28,319
Consumer Staples	220,413,610	209,024,779	11,388,831	--
Energy	220,916,226	176,133,857	44,776,554	5,815
Financials	792,958,145	600,632,848	192,325,297	--
Health Care	29,527,815	29,165,427	362,388	--
Industrials	96,842,807	84,857,261	11,955,509	30,037
Information Technology	490,285,665	301,134,222	189,151,443	--
Materials	155,509,704	139,391,131	16,118,573	--
Real Estate	42,330,827	42,008,160	322,667	--
Utilities	44,961,151	43,393,024	1,568,127	--
Equity Funds	1,592,863,967	1,592,863,967	--	--
Other Short-Term Investments	9,778,279	--	9,778,279	--
Money Market Funds	321,677,189	321,677,189	--	--
Total Investments in Securities:	$4,721,767,952	$4,069,394,218	$652,309,563	$64,171
Derivative Instruments:
Assets
Futures Contracts	$12,474,666	$12,474,666	$--	$--
Total Assets	$12,474,666	$12,474,666	$--	$--
Total Derivative Instruments:	$12,474,666	$12,474,666	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2019. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$12,474,666	$0
Total Equity Risk	12,474,666	0
Total Value of Derivatives	$12,474,666	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in distributable earnings.

Other Information

Distribution of the direct investments by country of issue, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	40.3%
Cayman Islands	9.0%
Korea (South)	8.7%
China	7.5%
Brazil	5.8%
Taiwan	5.0%
India	5.0%
South Africa	3.2%
Russia	2.2%
Hong Kong	2.2%
Thailand	1.8%
Mexico	1.6%
Indonesia	1.2%
Others (Individually Less Than 1%)	6.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2019
Assets
Investment in securities, at value (including securities loaned of $66,608,480) — See accompanying schedule: Unaffiliated issuers (cost $3,775,501,603)	$4,297,397,849
Fidelity Central Funds (cost $68,485,265)	68,485,265
Other affiliated issuers (cost $290,452,885)	355,884,838
Total Investment in Securities (cost $4,134,439,753)		$4,721,767,952
Cash		61,247
Foreign currency held at value (cost $4,891,054)		4,889,211
Receivable for investments sold		31,101,399
Receivable for fund shares sold		1,369,629
Dividends receivable		10,335,848
Interest receivable		481,972
Distributions receivable from Fidelity Central Funds		18,216
Prepaid expenses		2,504
Other receivables		369,834
Total assets		4,770,397,812
Liabilities
Payable for investments purchased	$34,728,816
Payable for fund shares redeemed	2,138,666
Accrued management fee	1,349,468
Payable for daily variation margin on futures contracts	2,558,288
Other affiliated payables	129,292
Other payables and accrued expenses	264,391
Collateral on securities loaned	68,463,540
Total liabilities		109,632,461
Net Assets		$4,660,765,351
Net Assets consist of:
Paid in capital		$4,308,790,075
Total distributable earnings (loss)		351,975,276
Net Assets, for 455,720,479 shares outstanding		$4,660,765,351
Net Asset Value, offering price and redemption price per share ($4,660,765,351 ÷ 455,720,479 shares)		$10.23

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2019
Investment Income
Dividends:
Unaffiliated issuers		$93,875,074
Affiliated issuers		2,573,927
Interest		7,505,462
Income from Fidelity Central Funds		401,267
Income before foreign taxes withheld		104,355,730
Less foreign taxes withheld		(7,892,847)
Total income		96,462,883
Expenses
Management fee	$26,377,363
Transfer agent fees	2,483,198
Accounting and security lending fees	1,589,339
Custodian fees and expenses	1,042,071
Independent trustees' fees and expenses	57,444
Registration fees	88,496
Audit	74,261
Legal	18,942
Miscellaneous	236,930
Total expenses before reductions	31,968,044
Expense reductions	(12,863,728)
Total expenses after reductions		19,104,316
Net investment income (loss)		77,358,567
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(8,623,117)
Fidelity Central Funds	7,452
Other affiliated issuers	881,855
Foreign currency transactions	(1,780,617)
Futures contracts	(82,047,276)
Capital gain distributions from underlying funds:
Unaffiliated issuers	4,662,034
Affiliated issuers	35,584
Total net realized gain (loss)		(86,864,085)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $2,392,298)	(606,833,153)
Affiliated issuers	(42,013,991)
Assets and liabilities in foreign currencies	12,386
Futures contracts	8,372,548
Total change in net unrealized appreciation (depreciation)		(640,462,210)
Net gain (loss)		(727,326,295)
Net increase (decrease) in net assets resulting from operations		$(649,967,728)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2019	Year ended February 28, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$77,358,567	$67,857,757
Net realized gain (loss)	(86,864,085)	190,482,307
Change in net unrealized appreciation (depreciation)	(640,462,210)	1,052,691,017
Net increase (decrease) in net assets resulting from operations	(649,967,728)	1,311,031,081
Distributions to shareholders	(69,748,423)	–
Distributions to shareholders from net investment income	–	(65,118,609)
Distributions to shareholders from net realized gain	–	(1,796,375)
Total distributions	(69,748,423)	(66,914,984)
Share transactions
Proceeds from sales of shares	1,059,692,349	545,127,857
Reinvestment of distributions	69,510,261	66,752,785
Cost of shares redeemed	(819,100,492)	(1,385,060,400)
Net increase (decrease) in net assets resulting from share transactions	310,102,118	(773,179,758)
Total increase (decrease) in net assets	(409,614,033)	470,936,339
Net Assets
Beginning of period	5,070,379,384	4,599,443,045
End of period	$4,660,765,351	$5,070,379,384
Other Information
Distributions in excess of net investment income end of period		$(68,127)
Shares
Sold	96,882,174	51,183,220
Issued in reinvestment of distributions	7,458,183	5,845,253
Redeemed	(80,109,848)	(128,936,360)
Net increase (decrease)	24,230,509	(71,907,887)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Emerging Markets Fund

Years ended February 28,	2019	2018	2017	2016 A	2015
Selected Per–Share Data
Net asset value, beginning of period	$11.75	$9.14	$7.15	$9.47	$9.16
Income from Investment Operations
Net investment income (loss)B	.17	.14	.10	.10	.14
Net realized and unrealized gain (loss)	(1.53)	2.62	1.99	(2.32)	.32
Total from investment operations	(1.36)	2.76	2.09	(2.22)	.46
Distributions from net investment income	(.16)	(.15)	(.10)	(.10)	(.15)
Distributions from net realized gain	–	–C	(.01)	–	–
Total distributions	(.16)	(.15)	(.10)D	(.10)	(.15)
Net asset value, end of period	$10.23	$11.75	$9.14	$7.15	$9.47
Total ReturnE	(11.48)%	30.23%	29.40%	(23.49)%	5.04%
Ratios to Average Net AssetsF,G
Expenses before reductions	.66%	.70%	.60%	.50%	.46%
Expenses net of fee waivers, if any	.41%	.45%	.35%	.25%	.21%
Expenses net of all reductions	.40%	.45%	.35%	.24%	.21%
Net investment income (loss)	1.60%	1.36%	1.23%	1.25%	1.45%
Supplemental Data
Net assets, end of period (000 omitted)	$4,660,765	$5,070,379	$4,599,443	$4,265,092	$1,561,538
Portfolio turnover rateH	57%	31%	23%	41%	13%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total distributions of $.10 per share is comprised of distributions from net investment income of $.097 and distributions from net realized gain of $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2019

1. Organization.

Strategic Advisers Emerging Markets Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain clients of Strategic Advisers LLC. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR). The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $54,153 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, capital loss carryforwards, losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$718,210,685
Gross unrealized depreciation	(146,324,248)
Net unrealized appreciation (depreciation)	$571,886,437
Tax Cost	$4,149,881,515

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,384,581
Capital loss carryforward	$(221,212,468)
Net unrealized appreciation (depreciation) on securities and other investments	$571,857,317

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(221,212,468)

The tax character of distributions paid was as follows:

	February 28, 2019	February 28, 2018
Ordinary Income	$69,748,423	$ 66,914,984

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares and in-kind transactions), other than short-term securities, aggregated $2,658,052,830 and $2,530,106,752, respectively.

Unaffiliated Exchanges In-Kind. During the period, the Fund redeemed 30,747,979 shares of Causeway Emerging Markets Fund - Investor Class in exchange for cash and investments with a value of $409,716,815. The net realized gains of $54,053,566 on the Fund's redemptions of Causeway Emerging Markets Fund - Investor Class shares are included in "Net realized gain (loss) on Investment securities: Unaffiliated issuers" in the accompanying Statement of Operations. The Fund recognized net gains on the exchanges for federal income tax purposes.

Prior Fiscal Year Exchanges In-Kind. During the prior period, the Fund redeemed 9,912,611 shares of T. Rowe Price Emerging Markets Stock Fund Class I in exchange for investments and cash with a value of $354,177,574. The fund had a net realized gain of $25,181,576 on the Fund's redemptions of T. Rowe Price Emerging Markets Stock Fund Class I shares. The Fund recognized a net realized gain on the exchanges for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.20% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. Acadian Asset Management LLC, Causeway Capital Management, LLC, FIAM LLC (an affiliate of the investment adviser), M&G Investments Management Limited (through July 27, 2018), Schroder Investment Management North America, Inc., Somerset Capital Management LLP and T. Rowe Price Associates, Inc. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

FIL Investment Advisors (FIL) has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, FIL has not been allocated any portion of the Fund's assets. FIL in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. Effective July 1, 2018 transfer agent fees are not paid by the Fund and are instead paid by the investment adviser or an affiliate. Prior to July 1, 2018 FIIOC received account fees and asset-based fees that varied according to account size and type of account. The Fund did not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC paid for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to a rate of .05% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,631 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Money Market Central Funds are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $13,480 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $401,267.

9. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2021. During the period, this waiver reduced the Fund's management fee by $12,043,853.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $803,037 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $16,838.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Emerging Markets Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Emerging Markets Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the "Fund") as of February 28, 2019, the related statement of operations for the year ended February 28, 2019, the statement of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2019 and the financial highlights for each of the five years in the period ended February 28, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 15, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 14 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2018

Trustee

Mr. Hogan also serves as Trustee of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), a Director of Strategic Advisers LLC (2018-present), and a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present). Previously, Mr. Hogan served as President of FMR Co., Inc. (2009-2018), a Vice President of Fidelity's Equity and High Income funds (2009-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and on the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), and Member of the Ron Burton Training Village Executive Board of Advisors (2018-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-present), a guest lecturer in the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-present), Managing Partner of Topridge Associates, LLC (consulting, 2005-present), and a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and Executive Committees (2017-present) of Business Executives for National Security (nonprofit). Previously, Ms. Steiger served as Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Christina H. Lee (1975)

Year of Election or Appointment: 2018

Assistant Secretary

Ms. Lee also serves as Assistant Secretary of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2018 to February 28, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2018	Ending Account Value February 28, 2019	Expenses Paid During Period-B September 1, 2018 to February 28, 2019
Actual	.39%	$1,000.00	$1,004.00	$1.94
Hypothetical-C		$1,000.00	$1,022.86	$1.96

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 81% of the dividend distributed in December, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.1803 and $0.0243 for the dividend paid December 31, 2018.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Emerging Markets Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers LLC (formerly Strategic Advisers, Inc.) (Strategic Advisers) and the sub-advisory agreements with FIAM LLC (FIAM), FIL Investment Advisors (FIL), Somerset Capital Management LLP (Somerset), and T. Rowe Price Associates, Inc. (T. Rowe Price) (collectively, the Sub-Advisory Agreements), and the sub-sub-advisory agreements with FIL Investment Advisors (UK) Limited and T. Rowe Price International Ltd. (TRPIL) (together, the Sub-Sub-Advisory Agreements and, together with the management contract and the Sub-Advisory Agreements, the Advisory Contracts) for the fund. Strategic Advisers and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board. The Board, acting directly and through its committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts.

At its September 2018 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In addition, the Board approved amendments to the fund's Advisory Contracts to reflect the change in Strategic Advisers' name from Strategic Advisers, Inc. to Strategic Advisers LLC, noting that no other contract terms were impacted and that Strategic Advisers will continue to provide the same services to the fund.

The Board also approved amendments to the sub-advisory agreement with FIAM to: (i) add a new mandate; (ii) consolidate the fund's separate, mandate-specific sub-advisory agreements with FIAM into a single sub-advisory agreement; and (iii) implement a new fee schedule for one of FIAM's existing mandates, effective September 1, 2018. The Board noted that the addition of the new mandate would not impact the fund's management fees or net expenses as it would not initially be funded and that the new fee schedule is expected to decrease the fund's total management fee. In addition, the Board approved an amendment to the sub-advisory agreement with FIL to implement a new fee schedule, effective September 1, 2018, which is expected to result in lower fees at all asset levels. The Board noted that the other terms of the amended sub-advisory agreements with FIAM and FIL are not materially different from those of the existing sub-advisory agreements with FIAM and FIL. The Board also noted that the amended sub-advisory agreements with FIAM and FIL would not result in changes to the nature, extent, and quality of the services provided to the fund. Finally, the Board approved amendments to the sub-advisory agreement with Somerset and the sub-sub-advisory agreement with TRPIL to reflect that Somerset and TRPIL each pay for research services provided by brokers or other third-parties out of their own resources, consistent with the Markets in Financial Instruments Directive II. The Board noted that the other terms of the amended sub-advisory agreement with Somerset and the amended sub-sub-advisory agreement with TRPIL are not materially different from those of the existing sub-advisory agreement with Somerset and the existing sub-sub-advisory agreement with TRPIL. The Board also noted that the amended sub-advisory agreement with Somerset and the amended sub-sub-advisory agreement with TRPIL would not result in changes to the nature, extent, and quality of the services provided to the fund.

Finally, in connection with a potential change in control of the parent company of Acadian Asset Management, LLC (Acadian), the Board approved a new sub-advisory agreement with Acadian. The Board noted that the other terms of the new sub-advisory agreement are not materially different from those of the existing sub-advisory agreement with Acadian. The Board also noted that the new sub-advisory agreement would not result in changes to the nature, extent, and quality of the services provided to the fund.

In reaching its determination to renew the fund's Advisory Contracts, approve the amendments to the Advisory Contracts described above (Amendments), and approve the new sub-advisory agreement with Acadian, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationships with the fund; (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund and approve the Amendments and the new sub-advisory agreement with Acadian, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the approval of the Amendments and the new sub-advisory agreement is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements and the new sub-advisory agreement with Acadian, the Board also concluded that the renewal of such agreements and the approval of the amendments thereto do not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts and approve the Amendments and the new sub-advisory agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the Investment Advisers, including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategy for the fund; (ii) identifying and recommending to the Trustees one or more sub-advisers for the fund; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each sub-adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each sub-adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the sub-adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each sub-adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of administrative and shareholder services performed by Strategic Advisers and itsaffiliates under the management contract and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

In connection with the renewal of the Advisory Contracts, the Board considered annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group").

The Board considered discussions with Strategic Advisers about fund investment performance and the performance of each sub-adviser that occur at Board meetings throughout the year as part of regularly scheduled fund reviews and other reports to the Board on fund performance, taking into account various factors including general market conditions. In its discussions with Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2017, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Emerging Markets Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the second quartile for the one-, three- and five-year periods ended December 31, 2017. The Board also noted that the fund had out-performed 72%, 63%, and 56% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2017. The Board also noted that the investment performance of the fund was higher than its benchmark for the one-year period and lower than its benchmark for the three- and five-year periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2021 (effectively waiving its portion of the management fee) and considered that the fund's contractual maximum aggregate annual management fee rate may not exceed 1.20%. In considering the fund's management fee and management fee waiver and comparisons to other registered investment companies with investment objectives similar to those of the fund, the Board noted that shares of the fund are offered only to clients that participate in the Fidelity Portfolio Advisory Service managed account program.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board. Beginning in 2015, the management fee information shown below is as of December 31. Prior to 2015, the management fee information shown below is as of February 28.

Strategic Advisers Emerging Markets Fund

The Board noted that the fund's management fee rate was ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2017.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the fund's total expenses, the Board considered the fund's management fee rate as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the 12-month period ended December 31, 2017.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each sub-adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of each sub-adviser's relationship with the fund and the potential fall-out benefits, if any, that may accrue to each sub-adviser as a result of its relationship with the fund. The Board noted the difficulty in evaluating the sub-advisers' costs and the profitability of the sub-advisory agreement to each sub-adviser because of, among other things, the differences in the types and content of information provided by the sub-advisers due to differences in business models and cost accounting methods among the sub-advisers. Accordingly, the Board considered profitability information provided by each sub-adviser in light of the nature of the relationship between Strategic Advisers and each sub-adviser with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered thatcertain of the fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees under such contracts would accrue directly to the fund. The Board also took into consideration that Strategic Advisers has agreed to waive 0.25% of its management fee through September 30, 2021.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed and the Amendments and the new sub-advisory agreement with Acadian should be approved because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement and the new sub-advisory agreement with Acadian, the Board concluded that the renewal of the agreement and the approval of the amendments thereto do not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Board Approval of Investment Advisory Contract and Management Fees

Strategic Advisers Emerging Markets Fund

On September 13, 2018, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve a sub-advisory agreement (the Sub-Advisory Agreement) among Strategic Advisers LLC (Strategic Advisers), Schroder Investment Management North America Inc. (SIMNA Inc.), and Fidelity Rutland Square Trust II (the Trust) on behalf of the fund, and a sub-subadvisory agreement among SIMNA Inc., Schroder Investment Management North America Limited (SIMNA Ltd., together with SIMNA Inc., the New Sub-Advisers) and the Trust, on behalf of the fund (the Sub-Subadvisory Agreement, together with the Sub-Advisory Agreement, the Advisory Contracts).

The Board, assisted by the advice of fund counsel and Independent Trustees’ counsel, considered a broad range of information it believed relevant to the approval of each Advisory Contract.

In considering whether to approve each Advisory Contract, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of each Advisory Contract is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under each Advisory Contract bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board’s decision to approve each Advisory Contract was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided.  The Board considered the backgrounds of the investment personnel that will provide services to the fund, and also took into consideration the fund’s investment objective, strategies and related investment philosophy and current sub-adviser line-up. The Board also considered the structure of each New Sub-Adviser’s portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the New Sub-Advisers’ investment staff, their use of technology, and each New Sub-Adviser’s approach to managing and compensating its investment personnel. The Board noted that the New Sub-Advisers’ analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered each New Sub-Adviser’s trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by each New Sub-Adviser under each respective Advisory Contract and (ii) the resources to be devoted to the fund’s compliance policies and procedures.

Investment Performance.  The Board considered that the investment mandate to be utilized by the New Sub-Advisers is new and, therefore, does not have historical investment performance. The Board reviewed model performance of the new investment mandate, which is a blend of two existing strategies. The Board also considered the historical investment performance of one of the component strategies in the new investment mandate. Because it is a new investment mandate, performance was not a material factor in the Board’s decision to approve the Advisory Contracts.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under each respective Advisory Contract should benefit the fund’s shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  In reviewing the Advisory Contracts, the Board considered the amount and nature of fees to be paid by the fund to the fund’s investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to SIMNA, Inc., and the projected change in the fund’s management fee and total operating expenses, if any, as a result of hiring the New Sub-Advisers. The Board also considered the nature of the fees to be paid by SIMNA, Inc. to SIMNA Ltd. under the Sub-Subadvisory Agreement.

The Board noted that the fund’s maximum aggregate annual management fee rate may not exceed 1.20% of the fund’s average daily net assets and that each Advisory Contract will not result in a change to the maximum aggregate annual management fee payable by the fund or Strategic Advisers’ portion of the management fee. The Board considered Strategic Advisers’ contractual agreement to waive its 0.25% portion of the fund’s management fee through September 30, 2020, and its proposal to extend the waiver through September 30, 2021. The Board noted that SIMNA Inc., and not the fund, will compensate SIMNA Ltd. pursuant to the terms of the Sub-Subadvisory Agreement and that neither the fund nor Strategic Advisers are responsible for any such fees or expenses. The Board also considered that after allocating assets to the New Sub-Advisers, the fund’s total net expenses are expected to continue to rank below the competitive peer group medians presented to the Board in the June 2018 management contract renewal materials.

Based on its review, the Board concluded that the fund’s management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because each Advisory Contract was negotiated at arm’s length and will have no impact on the maximum management fees payable by the fund or Strategic Advisers portion of the management fee, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve each Advisory Contract.

Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, as well as information regarding potential fall-out benefits accruing to each sub-adviser, if any, as a result of its relationship with the fund, during its annual renewal of the fund’s advisory agreement with Strategic Advisers and the fund’s sub-advisory agreements. With respect to the New Sub-Advisers, the Board considered management’s representation that it does not anticipate that the hiring of the New Sub-Advisers will have a significant impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale.  The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund’s advisory agreement with Strategic Advisers and the fund’s sub-advisory agreements. The Board noted that the Sub-Advisory Agreement provides for breakpoints that have the potential to reduce the New Sub-Advisers’ effective sub-advisory fee rate if assets allocated to the New Sub-Advisers increase after the initial funding.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that each Advisory Contract’s fee structure bears a reasonable relationship to the services to be rendered and that each Advisory Contract should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of each Advisory Contract does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

SAE-ANN-0419
1.918359.108

Strategic Advisers® Fidelity® International Fund (formerly Strategic Advisers® International II Fund)

Offered exclusively to certain clients of Strategic Advisers LLC - not available for sale to the general public

Annual Report

February 28, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2019	Past 1 year	Past 5 years	Past 10 years
Strategic Advisers® Fidelity® International Fund	(6.41)%	2.57%	10.18%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Fidelity® International Fund on February 28, 2009.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$26,367	Strategic Advisers® Fidelity® International Fund
$25,307	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  International equities returned -6.29% for the 12 months ending February 28, 2019, according to the MSCI ACWI (All Country World Index) ex USA Index. International markets faced a confluence of overwhelmingly negative factors the past year, including escalating trade tension, a surging U.S. dollar, tepid economic growth in Europe, global central bank tightening, concerns about Italy’s budget stalemate with the European Union, and weakness in China’s stock market. Volatility spiked as the final quarter of 2018 began, and the index returned -8% in October alone – its largest monthly drop since 2012 ¬– and retreated another roughly 5% in December. For the full year, 8 of 11 market sectors lost ground. A handful of economically sensitive groups were among the hardest hit: consumer discretionary (-12%) and financials (-10%), along with materials, information technology and industrials, all of which returned about -7%. The new-media-infused communication services (-13%) sector fared the worst. Conversely, the more defensive utilities (+10%), health care (+3%), consumer staples (-1%) and real estate (-1%) sectors topped the broader market, as did energy, which returned roughly 5% on rebounding crude-oil prices late in the year. Geographically, resource-rich Canada (+4%) was the only region to advance. Japan and emerging markets each returned about -10%, followed by Europe ex U.K. (-6%). The U.K. and Asia-Pacific ex Japan both returned -1%.

Comments from Portfolio Manager Wilfred Chilangwa:  For the fiscal year, the Fund returned -6.41%, trailing the -5.83% result of the benchmark MSCI EAFE Index. Amid an overall challenging period for international investing, an unusual combination of macroeconomic and geopolitical factors hampered the performance of many of the Fund’s underlying managers, regardless of their investment style. Growth-oriented Fidelity® International Discovery Fund was the largest relative detractor due to unfavorable out-of-index exposure to emerging markets, along with weak security selection among consumer staples and financials stocks, and underweighted exposure to the utilities sector. Fidelity® SAI® International Value Index Fund also dampened relative performance, as its value-driven style was out of favor. On the plus side, Fidelity® SAI® International Low Volatility Index Fund, which holds stocks in the benchmark that exhibit relatively low volatility, was the leading contributor for the period. Quality-focused Fidelity International Capital Appreciation Fund provided a further boost to relative performance. Following the global selloff in the final quarter of 2018, I modestly reduced the Fund’s pro-growth bias by increasing exposure to managers that I believe may be able to capitalize on opportunities in depressed areas of the international equity market. Also, in an effort to profit from the historically low valuation of value stocks, I substantially increased the Fund’s allocation to Fidelity SAI International Value Index Fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 28, 2019

(excluding cash equivalents)	% of fund's net assets
Fidelity International Discovery Fund	14.1
Fidelity Diversified International Fund	13.8
Fidelity Overseas Fund	13.7
Fidelity International Capital Appreciation Fund	11.3
Fidelity SAI International Value Index Fund	9.4
Fidelity SAI International Low Volatility Index Fund	8.2
Fidelity International Value Fund	3.2
Fidelity Advisor Japan Fund Class I	2.6
Fidelity Pacific Basin Fund	2.3
Fidelity International Small Cap Opportunities Fund	1.1
79.7

Asset Allocation (% of fund's net assets)

As of February 28, 2019
Common Stocks	9.7%
Foreign Large Blend Funds	10.5%
Foreign Large Growth Funds	54.0%
Foreign Large Value Funds	12.6%
Foreign Small Mid Growth Funds	1.1%
Other	3.2%
Sector Funds	1.0%
Short-Term Investments and Net Other Assets (Liabilities)	7.9%

Asset allocations of funds in the pie chart reflect the categorizations of assets as defined by Morningstar as of the reporting date.

Schedule of Investments February 28, 2019

Showing Percentage of Net Assets

Common Stocks - 9.7%
	Shares	Value
COMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.3%
HKT Trust/HKT Ltd. unit	3,356,000	$5,241,512
Koninklijke KPN NV	780,268	2,405,280
Masmovil Ibercom SA (a)	89,205	1,858,861
Nippon Telegraph & Telephone Corp.	162,100	7,006,394
		16,512,047
Entertainment - 0.1%
Nintendo Co. Ltd.	7,800	2,139,066
Vivendi SA	199,001	5,811,288
		7,950,354
Media - 0.1%
Schibsted ASA (A Shares)	56,398	2,252,849
Wireless Telecommunication Services - 0.1%
SoftBank Corp.	85,600	7,943,190

TOTAL COMMUNICATION SERVICES		34,658,440

CONSUMER DISCRETIONARY - 1.0%
Auto Components - 0.0%
Akasol AG (b)	19,900	675,210
Bridgestone Corp.	27,900	1,105,161
		1,780,371
Automobiles - 0.4%
Daimler AG (Germany)	70,080	4,197,660
Ferrari NV	16,830	2,166,063
Isuzu Motors Ltd.	219,100	3,149,458
Subaru Corp.	137,100	3,493,201
Suzuki Motor Corp.	55,600	2,855,032
Toyota Motor Corp.	118,500	7,160,803
		23,022,217
Hotels, Restaurants & Leisure - 0.2%
Carnival PLC	17,893	1,003,248
Compass Group PLC	166,337	3,673,558
Galaxy Entertainment Group Ltd.	338,000	2,400,522
InterContinental Hotel Group PLC	50,145	2,999,260
		10,076,588
Household Durables - 0.2%
Iida Group Holdings Co. Ltd.	75,000	1,368,591
Sony Corp.	120,000	5,761,862
Techtronic Industries Co. Ltd.	488,000	3,260,690
		10,391,143
Internet & Direct Marketing Retail - 0.0%
Zozo, Inc.	47,000	883,793
Leisure Products - 0.0%
Bandai Namco Holdings, Inc.	74,900	3,185,089
Multiline Retail - 0.0%
B&M European Value Retail S.A.	176,261	826,426
Specialty Retail - 0.1%
Inditex SA	96,895	2,924,889
Nitori Holdings Co. Ltd.	10,600	1,320,423
		4,245,312
Textiles, Apparel & Luxury Goods - 0.1%
Burberry Group PLC	44,074	1,104,555
LVMH Moet Hennessy - Louis Vuitton SA	15,256	5,235,691
		6,340,246

TOTAL CONSUMER DISCRETIONARY		60,751,185

CONSUMER STAPLES - 1.0%
Beverages - 0.4%
Asahi Group Holdings	36,300	1,571,476
Coca-Cola European Partners PLC	64,200	3,026,388
Diageo PLC	240,854	9,307,371
Heineken NV (Bearer)	17,518	1,763,356
Kirin Holdings Co. Ltd.	73,800	1,653,620
Pernod Ricard SA	17,172	2,957,189
Treasury Wine Estates Ltd.	257,588	2,737,146
		23,016,546
Food & Staples Retailing - 0.0%
Tesco PLC	739,932	2,220,286
Food Products - 0.3%
Danone SA	65,432	4,942,036
Nestle SA (Reg. S)	115,258	10,425,540
		15,367,576
Personal Products - 0.3%
Kao Corp.	55,200	4,185,132
Shiseido Co. Ltd.	29,000	1,918,132
Unilever NV (Certificaten Van Aandelen) (Bearer)	158,748	8,597,413
Unilever PLC	119,118	6,341,587
		21,042,264
Tobacco - 0.0%
Imperial Tobacco Group PLC	39,854	1,327,059

TOTAL CONSUMER STAPLES		62,973,731

ENERGY - 0.6%
Oil, Gas & Consumable Fuels - 0.6%
BP PLC	2,032,173	14,406,699
Equinor ASA	128,167	2,881,142
Lundin Petroleum AB	184,836	6,043,793
Total SA	204,254	11,625,886
Woodside Petroleum Ltd.	136,798	3,517,615
		38,475,135
FINANCIALS - 2.0%
Banks - 1.0%
BOC Hong Kong (Holdings) Ltd.	734,500	3,069,091
CaixaBank SA	786,979	2,803,689
Commerzbank AG	281,901	2,326,303
DBS Group Holdings Ltd.	206,900	3,801,328
Erste Group Bank AG	102,126	3,862,427
Intesa Sanpaolo SpA	1,432,432	3,524,390
KBC Groep NV	77,376	5,731,298
Lloyds Banking Group PLC	3,555,069	2,993,653
Mediobanca SpA	252,944	2,531,701
Mitsubishi UFJ Financial Group, Inc.	1,195,100	6,201,839
Standard Chartered PLC (United Kingdom)	830,294	6,625,183
Sumitomo Mitsui Financial Group, Inc.	164,500	5,845,229
Swedbank AB (A Shares)	72,600	1,333,935
Unicaja Banco SA (b)	910,000	1,066,132
United Overseas Bank Ltd.	231,803	4,289,727
Westpac Banking Corp.	199,890	3,826,129
		59,832,054
Capital Markets - 0.2%
Amundi SA (b)	29,347	1,961,453
Macquarie Group Ltd.	43,805	3,997,241
St. James's Place Capital PLC	110,702	1,427,771
UBS Group AG	381,000	4,848,154
		12,234,619
Diversified Financial Services - 0.1%
Challenger Ltd.	150,274	858,105
ORIX Corp.	313,300	4,530,925
Standard Life PLC	792,521	2,593,738
		7,982,768
Insurance - 0.7%
AIA Group Ltd.	637,600	6,363,460
Allianz SE	29,205	6,500,953
Aviva PLC	179,303	1,005,094
Hannover Reuck SE	13,206	1,967,773
Insurance Australia Group Ltd.	629,126	3,280,088
Muenchener Rueckversicherungs AG	10,449	2,460,883
Prudential PLC	245,579	5,177,667
QBE Insurance Group Ltd.	404,451	3,550,606
RSA Insurance Group PLC	203,602	1,379,943
Sony Financial Holdings, Inc.	90,900	1,725,889
Swiss Re Ltd.	29,398	2,910,786
Talanx AG	39,158	1,512,587
Tokio Marine Holdings, Inc.	80,700	3,944,585
Zurich Insurance Group Ltd.	13,910	4,588,738
		46,369,052

TOTAL FINANCIALS		126,418,493

HEALTH CARE - 1.2%
Biotechnology - 0.1%
CSL Ltd.	8,245	1,129,999
Morphosys AG (a)	21,116	2,168,861
Morphosys AG sponsored ADR	61,700	1,587,541
		4,886,401
Health Care Equipment & Supplies - 0.1%
Hoya Corp.	48,400	2,954,847
Koninklijke Philips Electronics NV	72,649	2,890,867
Olympus Corp.	33,100	1,469,874
Terumo Corp.	27,300	1,676,933
		8,992,521
Life Sciences Tools & Services - 0.1%
Lonza Group AG	11,882	3,303,697
Pharmaceuticals - 0.9%
AstraZeneca PLC (United Kingdom)	156,033	12,704,929
Bayer AG	45,585	3,641,831
Ipsen SA	15,475	2,140,408
Novartis AG	101,434	9,244,087
Novo Nordisk A/S Series B	30,595	1,499,940
Roche Holding AG (participation certificate)	55,496	15,401,487
Sanofi SA	76,340	6,365,948
Takeda Pharmaceutical Co. Ltd.	138,700	5,581,700
Teva Pharmaceutical Industries Ltd. sponsored ADR (a)	144,300	2,428,569
		59,008,899

TOTAL HEALTH CARE		76,191,518

INDUSTRIALS - 1.3%
Aerospace & Defense - 0.2%
Airbus Group NV	26,495	3,413,420
BAE Systems PLC	480,063	2,959,915
MTU Aero Engines Holdings AG	10,801	2,315,835
Rolls-Royce Holdings PLC	239,183	3,034,193
		11,723,363
Air Freight & Logistics - 0.1%
Deutsche Post AG	86,976	2,697,575
Building Products - 0.2%
Agc, Inc.	71,300	2,479,257
Compagnie de St. Gobain	153,614	5,528,362
Daikin Industries Ltd.	20,000	2,177,132
		10,184,751
Construction & Engineering - 0.2%
Taisei Corp.	36,600	1,729,803
VINCI SA	86,030	8,210,770
		9,940,573
Electrical Equipment - 0.0%
Nidec Corp.	13,300	1,607,837
Industrial Conglomerates - 0.0%
CK Hutchison Holdings Ltd.	176,448	1,878,051
Machinery - 0.3%
Alfa Laval AB	106,105	2,320,616
CNH Industrial NV	236,590	2,562,997
Fanuc Corp.	13,200	2,186,839
Makita Corp.	26,400	934,356
Minebea Mitsumi, Inc.	133,300	2,145,348
Mitsubishi Heavy Industries Ltd.	61,200	2,495,763
SMC Corp.	6,400	2,224,914
Sumitomo Heavy Industries Ltd.	48,900	1,680,114
The Weir Group PLC	68,754	1,495,547
		18,046,494
Marine - 0.0%
A.P. Moller - Maersk A/S Series B	1,309	1,761,082
Professional Services - 0.1%
Experian PLC	94,462	2,457,396
Recruit Holdings Co. Ltd.	106,400	2,982,943
Wolters Kluwer NV	26,462	1,745,152
		7,185,491
Trading Companies & Distributors - 0.2%
Brenntag AG	27,273	1,354,103
Bunzl PLC	81,735	2,572,551
Ferguson PLC	23,548	1,630,669
Itochu Corp.	412,500	7,409,720
Rexel SA	124,531	1,552,460
		14,519,503
Transportation Infrastructure - 0.0%
Kamigumi Co. Ltd.	37,400	866,006

TOTAL INDUSTRIALS		80,410,726

INFORMATION TECHNOLOGY - 0.7%
Communications Equipment - 0.1%
Nokia Corp.	343,702	2,078,465
Telefonaktiebolaget LM Ericsson (B Shares)	463,045	4,220,768
		6,299,233
Electronic Equipment & Components - 0.1%
Hitachi High-Technologies Corp.	64,300	2,443,014
Keyence Corp.	7,100	4,135,854
Murata Manufacturing Co. Ltd.	6,100	951,514
Shimadzu Corp.	63,200	1,556,399
TDK Corp.	22,200	1,741,451
		10,828,232
IT Services - 0.2%
Adyen BV (b)	1,117	838,551
Amadeus IT Holding SA Class A	29,860	2,248,434
Capgemini SA	30,971	3,705,982
Netcompany Group A/S (b)	58,725	2,142,422
Wirecard AG	13,876	1,901,882
		10,837,271
Semiconductors & Semiconductor Equipment - 0.1%
ASML Holding NV (Netherlands)	21,135	3,866,366
Renesas Electronics Corp. (a)	264,500	1,547,158
		5,413,524
Software - 0.2%
Micro Focus International PLC	136,552	3,389,581
Oracle Corp. Japan	12,300	916,996
SAP SE	78,680	8,420,855
		12,727,432

TOTAL INFORMATION TECHNOLOGY		46,105,692

MATERIALS - 0.7%
Chemicals - 0.2%
Israel Chemicals Ltd.	307,543	1,722,526
JSR Corp.	177,700	2,942,935
K&S AG (c)	106,312	2,026,091
Mitsui Chemicals, Inc.	100,300	2,447,481
Shin-Etsu Chemical Co. Ltd.	26,300	2,198,798
Umicore SA	62,890	2,718,301
Yara International ASA	52,207	2,197,091
		16,253,223
Construction Materials - 0.1%
CRH PLC	101,411	3,214,171
James Hardie Industries PLC CDI	174,522	2,183,782
		5,397,953
Metals & Mining - 0.3%
Glencore Xstrata PLC	249,046	1,003,399
Rio Tinto Ltd.	84,803	5,784,506
Rio Tinto PLC	131,082	7,530,237
South32 Ltd.	1,467,649	4,070,610
		18,388,752
Paper & Forest Products - 0.1%
Mondi PLC	61,098	1,400,730
Stora Enso Oyj (R Shares)	184,925	2,476,860
UPM-Kymmene Corp.	32,573	982,570
		4,860,160

TOTAL MATERIALS		44,900,088

REAL ESTATE - 0.3%
Equity Real Estate Investment Trusts (REITs) - 0.0%
Land Securities Group PLC	248,841	2,969,132
Real Estate Management & Development - 0.3%
Daito Trust Construction Co. Ltd.	12,100	1,675,535
Lendlease Group unit	279,176	2,550,671
Mitsui Fudosan Co. Ltd.	216,900	5,147,225
Sino Land Ltd.	1,788,718	3,331,451
Vonovia SE	84,657	4,105,938
		16,810,820

TOTAL REAL ESTATE		19,779,952

UTILITIES - 0.3%
Electric Utilities - 0.3%
DONG Energy A/S (b)	51,104	3,708,524
Enel SpA	415,072	2,510,000
Fortum Corp.	238,923	5,304,813
Iberdrola SA	671,225	5,615,769
		17,139,106
Multi-Utilities - 0.0%
E.ON AG	216,635	2,382,714
RWE AG	81,247	1,983,213
		4,365,927

TOTAL UTILITIES		21,505,033

TOTAL COMMON STOCKS
(Cost $574,245,875)		612,169,993

Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Porsche Automobil Holding SE (Germany)
(Cost $2,173,233)	32,319	2,149,073

Equity Funds - 82.4%
Foreign Large Blend Funds - 10.5%
Fidelity Pacific Basin Fund (d)	4,884,671	142,143,921
Fidelity SAI International Low Volatility Index Fund (d)	48,262,535	522,200,627

TOTAL FOREIGN LARGE BLEND FUNDS		664,344,548

Foreign Large Growth Funds - 54.0%
Fidelity Advisor Overseas Fund Class I (d)	3,075,382	69,718,920
Fidelity Diversified International Fund (d)	25,279,458	875,174,842
Fidelity International Capital Appreciation Fund (d)	36,126,743	719,283,460
Fidelity International Discovery Fund (d)	22,398,014	892,560,870
Fidelity Overseas Fund (d)	19,242,496	866,297,158

TOTAL FOREIGN LARGE GROWTH FUNDS		3,423,035,250

Foreign Large Value Funds - 12.6%
Fidelity International Value Fund (d)	25,377,058	200,478,758
Fidelity SAI International Value Index Fund (d)	66,150,122	597,997,103

TOTAL FOREIGN LARGE VALUE FUNDS		798,475,861

Foreign Small Mid Growth Funds - 1.1%
Fidelity International Small Cap Opportunities Fund (d)	4,034,933	71,579,704
Sector Funds - 1.0%
Fidelity Advisor International Real Estate Fund Class I (d)	5,436,531	63,118,130
Other - 3.2%
Fidelity Advisor Japan Fund Class I (d)	11,508,241	163,992,431
Fidelity Japan Smaller Companies Fund (d)	2,433,573	39,715,912

TOTAL OTHER		203,708,343

TOTAL EQUITY FUNDS
(Cost $5,039,031,911)		5,224,261,836
	Principal Amount

U.S. Treasury Obligations - 0.4%
U.S. Treasury Bills, yield at date of purchase 2.35% to 2.41% 3/7/19 to 5/30/19 (e)
(Cost $22,776,017)	22,830,000	22,776,135
	Shares	Value

Money Market Funds - 7.5%
Fidelity Securities Lending Cash Central Fund 2.45% (f)(g)	923,580	923,673
State Street Institutional U.S. Government Money Market Fund Premier Class 2.35%(h)	476,955,337	476,955,337
TOTAL MONEY MARKET FUNDS
(Cost $477,879,010)		477,879,010
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $6,116,106,046)		6,339,236,047
NET OTHER ASSETS (LIABILITIES) - 0.0%		3,132,537
NET ASSETS - 100%		$6,342,368,584

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME Nikkei 225 Index Contracts (United States)	250	March 2019	$26,862,500	$(88,515)	$(88,515)
ICE E-mini MSCI EAFE Index Contracts (United States)	4,689	March 2019	438,187,050	27,090,635	27,090,635
TOTAL FUTURES CONTRACTS					$27,002,120

The notional amount of futures purchased as a percentage of Net Assets is 7.3%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $402,674,485.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $10,392,292 or 0.2% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated Fund

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $22,776,135.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Includes investment made with cash collateral received from securities on loan.

 (h) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$78,604
Total	$78,604

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. Certain Underlying Funds incurred name changes since their most recent shareholder report. The names of the Underlying Funds are those in effect at period end.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Advisor International Real Estate Fund Class I	$60,820,888	$1,194,029	$--	$1,194,030	$--	$1,103,213	$63,118,130
Fidelity Advisor Japan Fund Class I	124,065,027	53,342,467	--	423,856	--	(13,415,063)	163,992,431
Fidelity Advisor Overseas Fund Class I	77,776,422	--	--	3,223,001	--	(8,057,502)	69,718,920
Fidelity Diversified International Fund	652,480,434	322,363,701	--	50,826,785	--	(99,669,293)	875,174,842
Fidelity International Capital Appreciation Fund	461,020,348	284,016,606	--	17,129,793	--	(25,753,494)	719,283,460
Fidelity International Discovery Fund	673,601,639	320,495,350	--	28,298,404	--	(101,536,119)	892,560,870
Fidelity International Small Cap Opportunities Fund	65,963,223	13,708,210	--	1,948,872	--	(8,091,729)	71,579,704
Fidelity International Value Fund	259,342,379	--	30,000,000	6,141,248	(7,999,216)	(20,864,405)	200,478,758
Fidelity Japan Smaller Companies Fund	44,757,015	1,944,248	--	1,944,248	--	(6,985,351)	39,715,912
Fidelity Overseas Fund	656,499,169	287,688,001	--	39,915,808	--	(77,890,012)	866,297,158
Fidelity Pacific Basin Fund	159,456,934	13,708,209	--	13,984,813	--	(31,021,222)	142,143,921
Fidelity SAI International Low Volatility Index Fund	301,326,863	222,306,344	--	11,487,115	--	(1,432,580)	522,200,627
Fidelity SAI International Value Index Fund	163,947,749	469,931,594	--	10,128,292	--	(35,882,240)	597,997,103
Total	$3,701,058,090	$1,990,698,759	$30,000,000	$186,646,265	$(7,999,216)	$(429,495,797)	$5,224,261,836

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$34,658,440	$9,353,222	$25,305,218	$--
Consumer Discretionary	62,900,258	24,388,282	38,511,976	--
Consumer Staples	62,973,731	19,355,153	43,618,578	--
Energy	38,475,135	12,442,550	26,032,585	--
Financials	126,418,493	63,373,988	63,044,505	--
Health Care	76,191,518	27,288,852	48,902,666	--
Industrials	80,410,726	23,706,991	56,703,735	--
Information Technology	46,105,692	24,826,273	21,279,419	--
Materials	44,900,088	26,029,142	18,870,946	--
Real Estate	19,779,952	14,632,727	5,147,225	--
Utilities	21,505,033	10,996,550	10,508,483	--
Equity Funds	5,224,261,836	5,224,261,836	--	--
Other Short-Term Investments	22,776,135	--	22,776,135	--
Money Market Funds	477,879,010	477,879,010	--	--
Total Investments in Securities:	$6,339,236,047	$5,958,534,576	$380,701,471	$--
Derivative Instruments:
Assets
Futures Contracts	$27,090,635	$27,090,635	$--	$--
Total Assets	$27,090,635	$27,090,635	$--	$--
Liabilities
Futures Contracts	$(88,515)	$(88,515)	$--	$--
Total Liabilities	$(88,515)	$(88,515)	$--	$--
Total Derivative Instruments:	$27,002,120	$27,002,120	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2019. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$27,090,635	$(88,515)
Total Equity Risk	27,090,635	(88,515)
Total Value of Derivatives	$27,090,635	$(88,515)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in distributable earnings.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2019
Assets
Investment in securities, at value (including securities loaned of $879,377) — See accompanying schedule: Unaffiliated issuers (cost $1,076,150,462)	$1,114,050,538
Fidelity Central Funds (cost $923,673)	923,673
Other affiliated issuers (cost $5,039,031,911)	5,224,261,836
Total Investment in Securities (cost $6,116,106,046)		$6,339,236,047
Foreign currency held at value (cost $80,405)		80,405
Receivable for investments sold		5,102,279
Receivable for fund shares sold		11,636,570
Dividends receivable		2,306,346
Interest receivable		842,251
Distributions receivable from Fidelity Central Funds		1,056
Prepaid expenses		2,312
Other receivables		39,841
Total assets		6,359,247,107
Liabilities
Payable for investments purchased	$11,048,283
Payable for fund shares redeemed	3,196,571
Accrued management fee	213,324
Payable for daily variation margin on futures contracts	1,101,885
Other affiliated payables	134,414
Other payables and accrued expenses	260,366
Collateral on securities loaned	923,680
Total liabilities		16,878,523
Net Assets		$6,342,368,584
Net Assets consist of:
Paid in capital		$6,055,397,186
Total distributable earnings (loss)		286,971,398
Net Assets, for 656,386,233 shares outstanding		$6,342,368,584
Net Asset Value, offering price and redemption price per share ($6,342,368,584 ÷ 656,386,233 shares)		$9.66

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2019
Investment Income
Dividends:
Unaffiliated issuers		$21,772,644
Affiliated issuers		63,842,788
Interest		8,297,972
Income from Fidelity Central Funds		78,604
Income before foreign taxes withheld		93,992,008
Less foreign taxes withheld		(1,813,859)
Total income		92,178,149
Expenses
Management fee	$15,737,898
Transfer agent fees	318,169
Accounting and security lending fees	1,578,540
Custodian fees and expenses	94,735
Independent trustees' fees and expenses	60,774
Registration fees	443,010
Audit	80,923
Legal	19,495
Miscellaneous	45,875
Total expenses before reductions	18,379,419
Expense reductions	(13,441,666)
Total expenses after reductions		4,937,753
Net investment income (loss)		87,240,396
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(11,754,002)
Fidelity Central Funds	303
Other affiliated issuers	(7,999,216)
Foreign currency transactions	(117,092)
Futures contracts	(59,075,952)
Capital gain distributions from underlying funds:
Affiliated issuers	122,803,477
Total net realized gain (loss)		43,857,518
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(51,720,441)
Affiliated issuers	(429,495,797)
Assets and liabilities in foreign currencies	(41,933)
Futures contracts	35,101,324
Total change in net unrealized appreciation (depreciation)		(446,156,847)
Net gain (loss)		(402,299,329)
Net increase (decrease) in net assets resulting from operations		$(315,058,933)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2019	Year ended February 28, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$87,240,396	$49,914,887
Net realized gain (loss)	43,857,518	195,942,857
Change in net unrealized appreciation (depreciation)	(446,156,847)	579,355,697
Net increase (decrease) in net assets resulting from operations	(315,058,933)	825,213,441
Distributions to shareholders	(177,894,345)	–
Distributions to shareholders from net investment income	–	(46,185,765)
Distributions to shareholders from net realized gain	–	(45,762,042)
Total distributions	(177,894,345)	(91,947,807)
Share transactions
Proceeds from sales of shares	2,777,134,794	1,438,793,570
Reinvestment of distributions	177,319,906	91,740,199
Cost of shares redeemed	(859,656,396)	(1,116,512,838)
Net increase (decrease) in net assets resulting from share transactions	2,094,798,304	414,020,931
Total increase (decrease) in net assets	1,601,845,026	1,147,286,565
Net Assets
Beginning of period	4,740,523,558	3,593,236,993
End of period	$6,342,368,584	$4,740,523,558
Other Information
Undistributed net investment income end of period		$3,456,206
Shares
Sold	281,711,364	141,598,196
Issued in reinvestment of distributions	18,585,063	8,597,957
Redeemed	(87,226,110)	(108,855,934)
Net increase (decrease)	213,070,317	41,340,219

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Fidelity International Fund

Years ended February 28,	2019	2018	2017	2016 A	2015
Selected Per–Share Data
Net asset value, beginning of period	$10.69	$8.94	$8.19	$9.41	$9.40
Income from Investment Operations
Net investment income (loss)B	.16	.12	.14	.10	.11
Net realized and unrealized gain (loss)	(.85)	1.85	.76	(1.19)	.01
Total from investment operations	(.69)	1.97	.90	(1.09)	.12
Distributions from net investment income	(.15)	(.11)	(.13)	(.09)	(.10)
Distributions from net realized gain	(.20)	(.11)	(.02)	(.05)	(.01)
Total distributions	(.34)C	(.22)	(.15)	(.13)D	(.11)
Net asset value, end of period	$9.66	$10.69	$8.94	$8.19	$9.41
Total ReturnE	(6.41)%	22.01%	11.11%	(11.70)%	1.36%
Ratios to Average Net AssetsF,G
Expenses before reductions	.35%	.38%	.39%	.42%	.47%
Expenses net of fee waivers, if any	.10%	.13%	.14%	.17%	.22%
Expenses net of all reductions	.09%	.13%	.14%	.17%	.21%
Net investment income (loss)	1.65%	1.16%	1.58%	1.09%	1.19%
Supplemental Data
Net assets, end of period (000 omitted)	$6,342,369	$4,740,524	$3,593,237	$2,736,052	$1,754,709
Portfolio turnover rateH	9%	13%	14%	16%	22%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.34 per share is comprised of distributions from net investment income of $.145 and distributions from net realized gain of $.197 per share.

 D Total distributions of $.13 per share is comprised of distributions from net investment income of $.088 and distributions from net realized gain of $.046 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2019

1. Organization.

Strategic Advisers Fidelity International Fund (formerly Strategic Advisers International II Fund) (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain clients of Strategic Advisers LLC. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $39,838 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$390,182,194
Gross unrealized depreciation	(180,719,311)
Net unrealized appreciation (depreciation)	$209,462,883
Tax Cost	$6,129,773,164

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,356,119
Undistributed long-term capital gain	$75,188,494
Net unrealized appreciation (depreciation) on securities and other investments	$209,466,623

The tax character of distributions paid was as follows:

	February 28, 2019	February 28, 2018
Ordinary Income	$87,857,472	$ 51,694,159
Long-term Capital Gains	90,036,873	40,253,648
Total	$177,894,345	$ 91,947,807

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $2,396,514,807 and $418,810,261, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. FIAM LLC (an affiliate of the investment adviser) served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

FIL Investment Advisors and Geode Capital Management, LLC have been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. Effective July 1, 2018 transfer agent fees are not paid by the Fund and are instead paid by the investment adviser or an affiliate. Prior to July 1, 2018 FIIOC received account fees and asset-based fees that varied according to account size and type of account. The Fund did not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC paid for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to a rate of .01% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .03%.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $4,907.

6. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Money Market Central Funds are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $13,753 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $78,604.

9. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2021. During the period, this waiver reduced the Fund's management fee by $13,269,924.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $171,357 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $385.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets.

At the end of the period, the Fund was the owner of record of 10% or more of the total outstanding shares of the following Underlying Funds:

Fidelity Advisor Overseas Fund	12%
Fidelity International Capital Appreciation Fund	29%
Fidelity International Real Estate Fund	12%
Fidelity International Value Fund	43%
Fidelity Japan Fund	24%
Fidelity Overseas Fund	12%
Fidelity Pacific Basin Fund	17%
Fidelity SAI International Low Volatility Index Fund	34%
Fidelity SAI International Value Index Fund	100%

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Fidelity International Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Fidelity International Fund (formerly Strategic Advisers International II Fund, one of the funds constituting Fidelity Rutland Square Trust II, hereafter referred to as the "Fund") as of February 28, 2019, the related statement of operations for the year ended February 28, 2019, the statement of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2019 and the financial highlights for each of the five years in the period ended February 28, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 15, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 14 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2018

Trustee

Mr. Hogan also serves as Trustee of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), a Director of Strategic Advisers LLC (2018-present), and a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present). Previously, Mr. Hogan served as President of FMR Co., Inc. (2009-2018), a Vice President of Fidelity's Equity and High Income funds (2009-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and on the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), and Member of the Ron Burton Training Village Executive Board of Advisors (2018-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-present), a guest lecturer in the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-present), Managing Partner of Topridge Associates, LLC (consulting, 2005-present), and a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and Executive Committees (2017-present) of Business Executives for National Security (nonprofit). Previously, Ms. Steiger served as Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Christina H. Lee (1975)

Year of Election or Appointment: 2018

Assistant Secretary

Ms. Lee also serves as Assistant Secretary of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2018 to February 28, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2018	Ending Account Value February 28, 2019	Expenses Paid During Period-B September 1, 2018 to February 28, 2019
Actual	.08%	$1,000.00	$953.40	$.39
Hypothetical-C		$1,000.00	$1,024.40	$.40

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Fidelity International Fund voted to pay on April 8, 2019, to shareholders of record at the opening of business on April 5, 2019, a distribution of $0.112 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.004 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2019, $78,604,844, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 2% of the dividend distributed in December during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 33% and 91% of the dividends distributed in April and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.0081 and $0.0001 for the dividend paid April 9, 2018, and $0.1483 and $0.0164 for the dividend paid December 31, 2018.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Fidelity International Fund (formerly Strategic Advisers International II Fund)

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers LLC (formerly Strategic Advisers, Inc.) (Strategic Advisers) and the sub-advisory agreements with FIAM LLC (FIAM), FIL Investment Advisors (FIL), and Geode Capital Management, LLC (collectively, the Sub-Advisory Agreements), and the sub-sub-advisory agreement with FIL Investment Advisors (UK) Limited (the Sub-Sub-Advisory Agreement and, together with the management contract and the Sub-Advisory Agreements, the Advisory Contracts) for the fund. Strategic Advisers and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board. The Board, acting directly and through its committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts.

At its September 2018 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In addition, the Board approved amendments to the fund's Advisory Contracts to reflect the change in Strategic Advisers' name from Strategic Advisers, Inc. to Strategic Advisers LLC, noting that no other contract terms were impacted and that Strategic Advisers will continue to provide the same services to the fund. The Board also approved amendments to the sub-advisory agreement with FIAM to: (i) remove a mandate that FIAM no longer offers; (ii) consolidate the fund's separate, mandate-specific sub-advisory agreements with FIAM into a single sub-advisory agreement; and (iii) implement a new fee schedule for two of FIAM's existing mandates, effective September 1, 2018, which is expected to decrease the fund's total management fee. In addition, the Board approved an amendment to the sub-advisory agreement with FIL to implement a new fee schedule, effective September 1, 2018, which, if funded, is expected to result in lower fees at all asset levels. The Board noted that the other terms of the amended sub-advisory agreements with FIAM and FIL are not materially different from those of the existing sub-advisory agreements with FIAM and FIL. The Board also noted that the amended sub-advisory agreements with FIAM and FIL would not result in changes to the nature, extent, and quality of the services provided to the fund.

In reaching its determination to renew the fund's Advisory Contracts and approve the amendments to the Advisory Contracts described above (Amendments), the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationships with the fund; (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund and approve the Amendments, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the approval of the Amendments is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements and the approval of the amendments thereto do not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts and approve the Amendments was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the Investment Advisers, including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategy for the fund; (ii) identifying and recommending to the Trustees one or more sub-advisers for the fund; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each sub-adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each sub-adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the sub-adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each sub-adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of administrative and shareholder services performed by Strategic Advisers and its affiliates under the management contract and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

In connection with the renewal of the Advisory Contracts, the Board considered annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group").

The Board considered discussions with Strategic Advisers about fund investment performance and the performance of each sub-adviser that occur at Board meetings throughout the year as part of regularly scheduled fund reviews and other reports to the Board on fund performance, taking into account various factors including general market conditions. In its discussions with Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2017, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Fidelity International Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the first quartile for the one- and five-year periods and in the second quartile for the three-year period ended December 31, 2017. The Board also noted that the fund had out-performed 78%, 70% and 85% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2017. The Board also noted that the investment performance of the fund was higher than its benchmark for the periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2021 (effectively waiving its portion of the management fee) and considered that the fund's contractual maximum aggregate annual management fee rate may not exceed 1.00%. In considering the fund's management fee and management fee waiver and comparisons to other registered investment companies with investment objectives similar to those of the fund, the Board noted that shares of the fund are offered only to clients that participate in the Fidelity Portfolio Advisory Service managed account program.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board. Beginning in 2015, the management fee information shown below is as of December 31. Prior to 2015, the management fee information shown below is as of February 28.

Strategic Advisers Fidelity International Fund

The Board noted that the fund's management fee rate was ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2017.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the fund's total expenses, the Board considered the fund's management fee rate as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the 12-month period ended December 31, 2017.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each sub-adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of each sub-adviser's relationship with the fund and the potential fall-out benefits, if any, that may accrue to each sub-adviser as a result of its relationship with the fund. The Board noted the difficulty in evaluating the sub-advisers' costs and the profitability of the sub-advisory agreement to each sub-adviser because of, among other things, the differences in the types and content of information provided by the sub-advisers due to differences in business models and cost accounting methods among the sub-advisers. Accordingly, the Board considered profitability information provided by each sub-adviser in light of the nature of the relationship between Strategic Advisers and each sub-adviser with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that certain of the fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees under such contracts would accrue directly to the fund.The Board also took into consideration that Strategic Advisers has agreed to waive 0.25% of its management fee through September 30, 2021.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed and the Amendments should be approved because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement and the approval of the amendments thereto do not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

SIL-ANN-0419
1.912839.108

Strategic Advisers® International Fund Offered exclusively to certain clients of Strategic Advisers LLC - not available for sale to the general public Annual Report February 28, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

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Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

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Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2019	Past 1 year	Past 5 years	Past 10 years
Strategic Advisers® International Fund	(6.57)%	2.33%	10.10%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Strategic Advisers® International Fund on February 28, 2009.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$26,176	Strategic Advisers® International Fund
$25,307	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  International equities returned -6.29% for the 12 months ending February 28, 2019, according to the MSCI ACWI (All Country World Index) ex USA Index. International markets faced a confluence of overwhelmingly negative factors the past year, including escalating trade tension, a surging U.S. dollar, tepid economic growth in Europe, global central bank tightening, concerns about Italy’s budget stalemate with the European Union, and weakness in China’s stock market. Volatility spiked as the final quarter of 2018 began, and the index returned -8% in October alone – its largest monthly drop since 2012 – and retreated another roughly 5% in December. For the full year, 8 of 11 market sectors lost ground. A handful of economically sensitive groups were among the hardest hit: consumer discretionary (-12%) and financials (-10%), along with materials, information technology and industrials, all of which returned about -7%. The new-media-infused communication services (-13%) sector fared the worst. Conversely, the more defensive utilities (+10%), health care (+3%), consumer staples (-1%) and real estate (-1%) sectors topped the broader market, as did energy, which returned roughly 5% on rebounding crude-oil prices late in the year. Geographically, resource-rich Canada (+4%) was the only region to advance. Japan and emerging markets each returned about -10%, followed by Europe ex U.K. (-6%). The U.K. and Asia-Pacific ex Japan both returned -1%.

Comments from Portfolio Manager Wilfred Chilangwa:  For the fiscal year, the Fund returned -6.57%, trailing the -5.83% result of the benchmark MSCI EAFE Index. Amid an overall challenging period for international investing, an unusual combination of macroeconomic and geopolitical factors hampered the performance of many of the Fund’s underlying managers, regardless of their investment style. Oakmark International Fund was the largest detractor versus the benchmark. This manager’s deep-value strategy was out of favor this period, resulting in adverse stock selection and positioning effects in several market sectors. Growth-oriented Fidelity® International Discovery Fund also dampened the Fund's relative performance, partly hampered by out-of-index exposure to emerging markets. On the plus side, most of our relative contribution came from two strategies managed by sub-adviser Massachusetts Financial Services (MFS): International Value and International Research Equity. MFS International Value has a quality bias that results in a portfolio that is typically less volatile than the broad market – a factor that proved advantageous this period. On the other hand, MFS International Research Equity follows a sector-neutral GARP (growth at a reasonable price) discipline. Lastly, in an effort to capitalize on the historically low valuation of value stocks, I increased the Fund’s aggregate allocation to managers with greater exposure to value stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 28, 2019

(excluding cash equivalents)

% of fund's net assets
T. Rowe Price Overseas Stock Fund I Class	8.1
Fidelity International Discovery Fund	6.5
iShares MSCI Japan ETF	5.4
Fidelity Diversified International Fund	4.2
Artisan International Value Fund Investor Class	4.0
Oakmark International Fund Investor Class	3.7
Morgan Stanley Institutional Fund, Inc. International Equity Portfolio Class I	3.3
iShares MSCI EAFE Value ETF	3.1
Fidelity Overseas Fund	3.0
JOHCM International Select Fund Class II Shares	2.7
44.0

Asset Allocation (% of fund's net assets)

As of February 28, 2019
Common Stocks	43.0%
Preferred Stocks	0.8%
Europe Stock Funds	0.7%
Foreign Large Blend Funds	20.8%
Foreign Large Growth Funds	17.5%
Foreign Large Value Funds	5.1%
Foreign Small Mid Growth Funds	0.6%
Foreign Small Mid Blend Funds	0.6%
Foreign Small Mid Value Funds	0.5%
Other	7.1%
Short-Term Investments and Net Other Assets (Liabilities)	3.3%

Asset allocations of funds in the pie chart reflect the categorizations of assets as defined by Morningstar as of the reporting date.

Schedule of Investments February 28, 2019

Showing Percentage of Net Assets

Common Stocks - 43.0%
	Shares	Value
COMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 0.3%
Deutsche Telekom AG	120,540	$1,987,014
Elisa Corp. (A Shares)	10,797	453,048
Hellenic Telecommunications Organization SA	489,824	6,212,226
Inmarsat PLC	1,129,600	5,989,983
Nippon Telegraph & Telephone Corp.	260,000	11,237,892
Nippon Telegraph & Telephone Corp. sponsored ADR	24,984	1,083,181
Telecom Italia SpA (a)	3,188,547	1,940,867
Telefonica SA	1,300,076	11,213,700
TeliaSonera AB	320,191	1,389,829
		41,507,740
Entertainment - 0.2%
NetEase, Inc. ADR	16,567	3,698,086
Nintendo Co. Ltd.	27,200	7,459,307
Square Enix Holdings Co. Ltd.	177,300	5,217,279
Ubisoft Entertainment SA (a)	11,634	838,701
Vivendi SA	522,585	15,260,687
		32,474,060
Interactive Media & Services - 0.4%
Baidu.com, Inc. sponsored ADR (a)	222,919	36,233,254
NAVER Corp.	64,777	7,654,679
Tencent Holdings Ltd.	354,400	15,176,560
Yandex NV Series A (a)	122,033	4,197,935
		63,262,428
Media - 0.1%
Informa PLC	838,169	7,839,747
Mediaset Espana Comunicacion SA	142,400	1,068,697
Pearson PLC	83,514	941,602
Pearson PLC sponsored ADR (b)	31,335	355,652
Publicis Groupe SA	74,500	4,123,872
Telenet Group Holding NV	3,676	165,913
Television Francaise 1 SA	27,957	263,937
WPP PLC	121,792	1,335,167
		16,094,587
Wireless Telecommunication Services - 1.5%
Advanced Info Service PCL (For. Reg.)	1,237,400	7,149,422
China Mobile Ltd.	4,991,417	52,721,713
KDDI Corp.	2,840,600	68,656,417
NTT DOCOMO, Inc.	50,200	1,168,649
Rogers Communications, Inc. Class B (non-vtg.)	323,782	17,889,881
SK Telecom Co. Ltd.	141,058	32,647,633
SoftBank Corp.	270,700	25,119,412
Tele2 AB (B Shares)	327,023	4,307,314
Vodafone Group PLC	20,239,977	36,054,471
		245,714,912

TOTAL COMMUNICATION SERVICES		399,053,727

CONSUMER DISCRETIONARY - 2.9%
Auto Components - 0.3%
Aisin Seiki Co. Ltd.	37,700	1,469,578
Compagnie Plastic Omnium	11,118	312,107
Continental AG	36,829	6,032,044
Eagle Industry Co. Ltd.	11,200	132,533
ElringKlinger AG	38,147	277,698
Faurecia SA	35,664	1,701,339
Koito Manufacturing Co. Ltd.	245,400	14,178,226
Kyb Corp.	28,300	744,663
LEONI AG	7,814	213,135
Michelin CGDE Series B	24,810	2,974,025
Motherson Sumi Systems Ltd.	590,046	1,354,340
Schaeffler AG	11,564	106,017
Showa Corp.	13,400	186,337
Sumitomo Electric Industries Ltd.	133,800	1,867,898
Sumitomo Rubber Industries Ltd.	65,800	844,748
Tachi-S Co. Ltd.	11,600	171,609
Toyo Tire Corp.	29,900	380,104
Toyota Industries Corp.	172,900	8,857,121
TPR Co. Ltd.	4,000	87,776
TS tech Co. Ltd.	4,400	128,094
Unipres Corp.	18,400	327,507
Valeo SA	15,314	481,530
Yorozu Corp.	17,400	249,452
		43,077,881
Automobiles - 0.1%
Ferrari NV	35,827	4,611,023
Fiat Chrysler Automobiles NV	108,359	1,600,070
Honda Motor Co. Ltd. sponsored ADR	82,200	2,323,794
Maruti Suzuki India Ltd.	33,903	3,268,596
Peugeot Citroen SA	41,206	1,048,008
PT Astra International Tbk	4,724,700	2,401,394
Renault SA	28,990	1,986,065
Yamaha Motor Co. Ltd.	91,500	1,863,837
		19,102,787
Distributors - 0.0%
Inchcape PLC	765,700	5,738,062
Diversified Consumer Services - 0.0%
G8 Education Ltd.	62,504	138,775
SG Holdings Co. Ltd.	21,900	640,506
		779,281
Hotels, Restaurants & Leisure - 0.8%
Aristocrat Leisure Ltd.	273,831	4,782,239
Carnival PLC	292,021	16,373,411
Compass Group PLC	2,472,429	54,603,675
Crown Ltd.	150,211	1,221,088
Evolution Gaming Group AB (c)	2,767	206,566
Galaxy Entertainment Group Ltd.	841,000	5,972,897
Greggs PLC	171,625	4,074,663
InterContinental Hotel Group PLC	51,813	3,099,026
Kindred Group PLC (depositary receipt)	205,421	2,154,741
Net Entertainment NE AB	68,950	268,902
Paddy Power Betfair PLC	63,614	5,087,778
SSP Group PLC	207,531	1,827,718
TUI AG	414,600	4,418,768
TUI AG (GB)	112,643	1,195,531
Whitbread PLC	119,108	7,666,716
Yum China Holdings, Inc.	164,862	6,878,043
		119,831,762
Household Durables - 0.3%
Barratt Developments PLC	673,700	5,352,436
Nobia AB	72,954	445,102
Panasonic Corp.	337,400	3,118,154
Persimmon PLC	194,721	6,283,665
Sony Corp.	323,900	15,552,226
Taylor Wimpey PLC	631,830	1,520,182
Techtronic Industries Co. Ltd.	1,787,000	11,940,272
		44,212,037
Internet & Direct Marketing Retail - 0.2%
Alibaba Group Holding Ltd. sponsored ADR (a)	101,261	18,533,801
Just Eat Holding Ltd. (a)	730,235	7,229,236
Trade Maine Group Ltd.	150,966	656,942
Zozo, Inc.	90,700	1,705,533
		28,125,512
Leisure Products - 0.0%
Sega Sammy Holdings, Inc.	510,800	5,939,055
Technogym SpA (c)	138,088	1,768,588
Thule Group AB (c)	14,893	331,206
		8,038,849
Multiline Retail - 0.0%
Debenhams PLC (b)	913,233	37,573
Lojas Renner SA	167,700	1,932,313
		1,969,886
Specialty Retail - 0.2%
Dufry AG	51,695	5,241,755
Esprit Holdings Ltd. (a)	4,231,800	991,944
Hotel Shilla Co.	20,486	1,492,538
Kingfisher PLC	395,294	1,270,567
Kingfisher PLC ADR	79,768	525,272
Mr Price Group Ltd.	108,665	1,664,545
Nitori Holdings Co. Ltd.	21,900	2,728,045
USS Co. Ltd.	928,900	16,900,455
Via Varejo SA	705,900	860,728
WH Smith PLC	93,698	2,607,318
		34,283,167
Textiles, Apparel & Luxury Goods - 1.0%
adidas AG	72,524	17,620,382
Burberry Group PLC	73,064	1,831,085
Compagnie Financiere Richemont SA Series A	381,136	29,119,341
ECLAT Textile Co. Ltd.	135,000	1,537,134
Essilor International SA	167,343	20,252,629
Gildan Activewear, Inc.	416,707	14,901,958
Hermes International SCA	6,007	3,804,426
Hugo Boss AG	30,796	2,277,580
Kering SA	25,635	13,999,011
Kurabo Industries Ltd.	7,400	150,768
Li Ning Co. Ltd. (a)	1,946,000	2,726,966
lululemon athletica, Inc. (a)	24,891	3,744,104
LVMH Moet Hennessy - Louis Vuitton SA	89,875	30,844,108
Moncler SpA	50,177	1,924,530
New Wave Group AB (B Shares)	57,250	384,311
Pandora A/S	8,124	426,305
Puma AG	5,029	2,834,377
Seiko Holdings Corp.	35,900	874,431
Shenzhou International Group Holdings Ltd.	304,000	3,795,280
Titan Co. Ltd.	149,570	2,164,584
Youngone Holdings Co. Ltd.	1,678	92,137
		155,305,447

TOTAL CONSUMER DISCRETIONARY		460,464,671

CONSUMER STAPLES - 5.5%
Beverages - 1.1%
Anheuser-Busch InBev SA NV	6,753	527,531
Asahi Group Holdings	30,800	1,333,373
Carlsberg A/S Series B	27,426	3,322,387
Coca-Cola Amatil Ltd.	271,396	1,534,343
Coca-Cola HBC AG	48,587	1,634,284
Diageo PLC	1,380,748	53,356,531
Diageo PLC sponsored ADR	6,033	933,788
Fever-Tree Drinks PLC	64,312	2,284,340
Heineken Holding NV	149,596	14,471,935
Heineken NV (Bearer)	267,459	26,922,328
ITO EN Ltd.	420,900	19,031,409
Kirin Holdings Co. Ltd.	3,600	80,664
Kweichow Moutai Co. Ltd. (A Shares)	48,707	5,493,494
Pernod Ricard SA	252,385	43,463,203
Royal Unibrew A/S	28,906	2,137,317
Sapporo Breweries Ltd.	15,200	332,379
		176,859,306
Food & Staples Retailing - 0.4%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	168,105	9,474,788
Bidcorp Ltd.	80,872	1,690,860
Carrefour SA	112,655	2,306,510
Cawachi Ltd.	2,900	54,506
Cencosud SA	161,641	300,940
J Sainsbury PLC	177,712	539,772
Kesko Oyj	22,170	1,323,402
Nishimoto Co. Ltd.	6,200	246,965
Seven & i Holdings Co. Ltd.	426,600	18,775,371
Seven & i Holdings Co. Ltd. ADR	4,000	87,920
Sundrug Co. Ltd.	336,600	10,297,457
Tesco PLC	7,456,385	22,374,094
Welcia Holdings Co. Ltd.	31,500	1,116,270
WM Morrison Supermarkets PLC	137,100	418,420
WM Morrison Supermarkets PLC ADR	6,000	92,370
		69,099,645
Food Products - 1.7%
AarhusKarlshamn AB	50,663	755,447
Ajinomoto Co., Inc.	16,400	248,437
Aryzta AG	5,522,440	6,307,882
Associated British Foods PLC	42,817	1,273,807
China Mengniu Dairy Co. Ltd.	965,000	2,981,146
Cloetta AB	176,367	451,420
Costa Group Holdings Ltd.	257,642	975,930
Danone SA	679,789	51,344,021
Ezaki Glico Co. Ltd.	31,500	1,593,864
Kerry Group PLC Class A	176,489	18,167,641
La Doria SpA	9,186	89,336
Lindt & Spruengli AG (participation certificate)	215	1,398,076
M. Dias Branco SA	177,700	2,222,581
Marine Harvest ASA	278,600	6,427,240
Nestle SA:
(Reg. S)	1,466,112	132,615,608
sponsored ADR	95,157	8,595,532
Nisshin Oillio Group Ltd.	10,900	337,859
Nissin Food Holdings Co. Ltd.	67,600	4,688,001
Orkla ASA	54,309	427,914
Toyo Suisan Kaisha Ltd.	465,300	17,240,291
WH Group Ltd. ADR	4,700	83,096
Yakult Honsha Co. Ltd.	68,100	4,563,827
		262,788,956
Household Products - 0.5%
Colgate-Palmolive Co.	466,265	30,712,876
Hindustan Unilever Ltd.	140,542	3,437,466
Reckitt Benckiser Group PLC	649,181	49,580,819
Reckitt Benckiser Group PLC ADR	77,836	1,199,453
Unicharm Corp.	30,400	966,833
		85,897,447
Personal Products - 1.2%
Beiersdorf AG	675	62,620
Fancl Corp.	85,400	1,934,553
Kao Corp.	627,200	47,552,805
Kobayashi Pharmaceutical Co. Ltd.	263,300	21,212,345
Kose Corp.	29,300	4,736,787
L'Oreal SA	243,656	61,452,492
Shiseido Co. Ltd.	151,600	10,027,201
Unilever NV (Certificaten Van Aandelen) (Bearer)	440,298	23,845,490
Unilever PLC	137,400	7,314,882
Unilever PLC sponsored ADR	61,587	3,278,276
YA-MAN Ltd.	19,600	239,494
		181,656,945
Tobacco - 0.6%
British American Tobacco PLC:
(United Kingdom)	1,697,196	62,224,511
sponsored ADR	165,791	6,091,161
Imperial Tobacco Group PLC	425,103	14,155,087
Japan Tobacco, Inc.	650,500	16,566,936
Swedish Match Co. AB	24,477	1,147,525
		100,185,220

TOTAL CONSUMER STAPLES		876,487,519

ENERGY - 2.0%
Energy Equipment & Services - 0.1%
Core Laboratories NV (b)	81,288	5,268,275
Petrofac Ltd.	106,831	606,172
SBM Offshore NV	39,208	739,867
Subsea 7 SA	52,220	638,359
TechnipFMC PLC	335,200	7,471,608
Tenaris SA	222,599	2,960,462
		17,684,743
Oil, Gas & Consumable Fuels - 1.9%
Aker Bp ASA	21,801	738,874
BP PLC	7,485,882	53,069,717
BP PLC sponsored ADR	36,871	1,572,548
Cairn Energy PLC (a)	2,276,251	6,128,784
Caltex Australia Ltd.	379,508	7,699,234
CNOOC Ltd. sponsored ADR	9,800	1,702,358
Enagas SA	9,192	261,909
Enbridge, Inc.	219,074	8,104,048
Encana Corp.	3,525,786	25,881,753
Eni SpA	2,157,462	37,207,315
Eni SpA sponsored ADR	5,530	191,062
EnQuest PLC (a)	222,793	57,445
Equinor ASA	177,947	4,000,176
Exmar NV (a)	10,288	69,978
Galp Energia SGPS SA Class B	670,816	11,010,374
Gazprom OAO sponsored ADR (Reg. S)	821,429	3,896,859
INPEX Corp.	110,700	1,073,763
JX Holdings, Inc.	2,440,300	11,400,167
Lundin Petroleum AB	65,844	2,152,976
Neste Oyj	87,508	8,410,790
Oil Search Ltd. ADR	1,020,377	6,058,243
OMV AG	7,880	414,723
Polski Koncern Naftowy Orlen SA	20,534	552,978
Repsol SA	531,890	9,153,729
Royal Dutch Shell PLC:
Class A	430,567	13,415,113
Class B (United Kingdom)	1,118,397	35,084,427
Santos Ltd.	816,100	4,005,992
SK Energy Co. Ltd.	36,979	6,176,857
Snam Rete Gas SpA	709,178	3,504,914
Total SA	445,653	25,366,019
Vopak NV	31,440	1,537,384
		289,900,509

TOTAL ENERGY		307,585,252

FINANCIALS - 7.2%
Banks - 3.2%
AIB Group PLC	4,185,678	19,691,494
Akbank TAS	4,265,398	5,489,305
Banco Comercial Portugues SA (Reg.) (a)	6,186,544	1,695,889
Bank Hapoalim BM (Reg.)	81,404	560,377
Bank Leumi le-Israel BM	37,377	247,193
Bankia SA	498,768	1,523,264
Bankinter SA	445,784	3,661,966
Barclays PLC	23,115,541	50,330,303
Barclays PLC sponsored ADR	140,307	1,215,059
BNP Paribas SA	932,633	47,742,375
CaixaBank SA	3,554,061	12,661,685
Canadian Imperial Bank of Commerce	123,107	10,442,976
Chiba Bank Ltd.	665,300	4,049,392
China Merchants Bank Co. Ltd. (H Shares)	1,883,000	8,635,689
Credicorp Ltd. (United States)	31,317	7,612,850
Danske Bank A/S	195,910	3,897,681
DBS Group Holdings Ltd.	718,400	13,199,006
DNB ASA	250,334	4,794,879
HDFC Bank Ltd.	641,966	18,871,322
HSBC Holdings PLC (United Kingdom)	1,323,600	10,790,102
ING Groep NV (Certificaten Van Aandelen)	1,148,609	15,182,462
Intesa Sanpaolo SpA	6,453,794	15,879,067
Jyske Bank A/S (Reg.)	82,851	3,244,898
KB Financial Group, Inc.	27,839	1,096,434
KBC Groep NV	444,910	32,954,815
Lloyds Banking Group PLC	23,082,127	19,437,003
Mebuki Financial Group, Inc.	1,099,000	2,967,739
Mediobanca SpA	666,600	6,671,958
Mitsubishi UFJ Financial Group, Inc.	4,111,000	21,333,580
National Bank of Abu Dhabi PJSC	639,517	2,646,517
Nordea Bank ABP:
ADR	9,000	81,990
(Helsinki Stock Exchange)	305,001	2,775,040
(Stockholm Stock Exchange)	228,746	2,074,466
North Pacific Bank Ltd.	978,300	2,694,461
PT Bank Central Asia Tbk	5,789,200	11,347,943
Resona Holdings, Inc.	1,240,600	5,619,629
Sberbank of Russia sponsored ADR	152,763	1,949,256
Shinsei Bank Ltd.	99,800	1,372,955
Societe Generale Series A	135,803	4,171,869
Sumitomo Mitsui Financial Group, Inc.	866,500	30,789,608
Svenska Handelsbanken AB (A Shares)	1,322,709	15,068,861
Swedbank AB:
(A Shares)	31,818	584,616
sponsored ADR	3,400	62,424
Sydbank A/S	109,859	2,616,109
The Bank of NT Butterfield & Son Ltd.	28,888	1,176,897
The Hachijuni Bank Ltd.	652,700	2,711,166
The Suruga Bank Ltd.	38,000	183,071
The Toronto-Dominion Bank	179,329	10,283,192
Turkiye Is Bankasi A/S Series C	1,477,591	1,608,168
UniCredit SpA	4,236,837	57,666,431
Yapi ve Kredi Bankasi A/S (a)	272,103	109,590
		503,475,022
Capital Markets - 1.1%
3i Group PLC	712,979	8,944,049
Anxin Trust Co. Ltd. (A Shares)	77,462	87,366
ASX Ltd.	35,180	1,741,106
Azimut Holding SpA	29,929	437,619
Banca Generali SpA	92,149	2,301,735
BM&F BOVESPA SA	574,000	5,010,838
Brookfield Asset Management, Inc. Class A	252,432	11,402,073
BT Investment Management Ltd.	92,715	564,284
Burford Capital Ltd.	69,499	1,631,586
China Galaxy Securities Co. Ltd. (H Shares)	547,500	372,451
Close Brothers Group PLC	70,193	1,405,817
Daiwa Securities Group, Inc.	1,987,900	10,093,670
Deutsche Borse AG	86,349	10,902,284
Euronext NV (c)	177,983	10,861,269
Hargreaves Lansdown PLC	58,209	1,344,920
IG Group Holdings PLC	523,894	3,922,523
Intermediate Capital Group PLC	222,284	3,089,780
Japan Exchange Group, Inc.	115,800	2,041,421
Julius Baer Group Ltd.	381,022	16,601,884
Jupiter Fund Management PLC	77,163	346,643
Kyokuto Securities Co. Ltd.	41,200	438,742
London Stock Exchange Group PLC	117,796	7,034,547
Macquarie Group Ltd.	187,759	17,133,156
Nomura Holdings, Inc.	13,900	54,178
Partners Group Holding AG	11,574	8,372,755
Pinnacle Investment Management Group Ltd.	25,573	92,515
President Securities Corp.	154,000	67,404
TMX Group Ltd.	186,599	11,715,346
UBS Group AG	3,326,949	42,334,805
		180,346,766
Consumer Finance - 0.1%
AEON Financial Service Co. Ltd.	673,300	13,222,569
Hitachi Capital Corp.	10,700	253,233
		13,475,802
Diversified Financial Services - 0.4%
Cerved Information Solutions SpA	292,120	2,693,064
Challenger Ltd.	621,700	3,550,073
EXOR NV	33,700	2,073,765
Groupe Bruxelles Lambert SA	99,336	9,556,672
Industrivarden AB:
(A Shares)	30,754	652,973
(C Shares)	11,912	248,081
Investor AB (B Shares)	137,968	6,161,953
Japan Securities Finance Co. Ltd.	16,500	91,630
Nishi-Nippon Financial Holdings, Inc.	13,700	121,557
ORIX Corp.	1,726,700	24,971,430
RMB Holdings Ltd.	506,199	2,877,635
Standard Life PLC	46,684	152,786
Uniper SE	55,096	1,604,952
Zenkoku Hosho Co. Ltd.	47,900	1,759,750
		56,516,321
Insurance - 2.4%
AEGON NV	439,219	2,356,678
AEGON NV (NY Reg.)	411,330	2,204,729
AIA Group Ltd.	4,404,200	43,955,382
Allianz SE	91,967	20,471,603
Aon PLC	103,621	17,774,110
ASR Nederland NV	31,047	1,368,080
Assicurazioni Generali SpA	298,512	5,329,119
Aviva PLC	7,109,186	39,850,966
AXA SA	343,057	8,686,636
Beazley PLC	357,826	2,598,449
Dai-ichi Mutual Life Insurance Co.	378,200	5,763,023
Fairfax Financial Holdings Ltd. (sub. vtg.)	23,839	11,802,746
Hiscox Ltd.	1,253,532	26,585,328
Japan Post Holdings Co. Ltd.	569,600	6,924,029
Jardine Lloyd Thompson Group PLC	251,278	6,359,032
Manulife Financial Corp.	1,200,121	20,282,451
Medibank Private Ltd.	476,482	959,899
MS&AD Insurance Group Holdings, Inc.	526,000	15,834,721
MS&AD Insurance Group Holdings, Inc. ADR	5,200	78,364
Muenchener Rueckversicherungs AG	20,187	4,754,316
NKSJ Holdings, Inc.	673,200	25,187,619
NN Group NV	108,016	4,705,645
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	1,338,500	14,149,757
Prudential PLC	2,323,078	48,978,636
QBE Insurance Group Ltd.	261,397	2,294,760
Sampo Oyj (A Shares)	47,674	2,293,587
Societa Cattolica Di Assicurazioni SCRL	75,279	701,278
Storebrand ASA (A Shares)	223,867	1,779,602
Swiss Re Ltd.	80,442	7,964,810
Talanx AG	126,500	4,886,417
Tokio Marine Holdings, Inc.	379,500	18,549,815
Tryg A/S	54,868	1,495,636
Unipol Gruppo SpA	156,166	711,767
Vienna Insurance Group AG	6,717	161,973
Zurich Insurance Group Ltd.	38,192	12,599,072
		390,400,035

TOTAL FINANCIALS		1,144,213,946

HEALTH CARE - 4.8%
Biotechnology - 0.1%
Abcam PLC	90,244	1,538,082
CSL Ltd.	128,272	17,580,022
Grifols SA ADR	10,763	207,511
Swedish Orphan Biovitrum AB (a)	124,911	2,714,339
		22,039,954
Health Care Equipment & Supplies - 0.9%
Ambu A/S Series B	44,464	1,042,567
ASAHI INTECC Co. Ltd.	68,300	3,278,204
Carl Zeiss Meditec AG	19,810	1,689,966
Cochlear Ltd.	6,869	830,766
Coloplast A/S Series B	63,002	6,279,694
Dentsply Sirona, Inc.	173,027	7,225,608
Hoya Corp.	201,000	12,271,161
Koninklijke Philips Electronics NV	774,571	30,821,917
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.)	79,280	3,148,209
Mani, Inc.	11,500	531,333
Nihon Kohden Corp.	488,400	14,656,601
Nikkiso Co. Ltd.	41,700	476,240
Olympus Corp.	82,800	3,676,905
Smith & Nephew PLC	233,472	4,436,136
Smith & Nephew PLC sponsored ADR	64,234	2,482,002
Sysmex Corp.	1,500	90,709
Terumo Corp.	725,700	44,576,932
William Demant Holding A/S (a)	7,018	210,775
		137,725,725
Health Care Providers & Services - 0.2%
Bangkok Dusit Medical Services PCL (For. Reg.)	2,219,700	1,663,013
Fresenius Medical Care AG & Co. KGaA	32,705	2,556,868
Fresenius SE & Co. KGaA	164,800	9,258,774
NMC Health PLC	44,785	1,606,192
Orpea	26,000	3,065,314
Sonic Healthcare Ltd.	384,184	6,573,205
Suzuken Co. Ltd.	7,100	388,552
Toho Holdings Co. Ltd.	19,900	503,101
		25,615,019
Health Care Technology - 0.0%
M3, Inc.	195,300	3,234,413
Life Sciences Tools & Services - 0.2%
Eurofins Scientific SA (b)	5,144	2,166,056
ICON PLC (a)	41,698	5,836,886
Lonza Group AG	49,710	13,821,477
QIAGEN NV (a)	153,372	5,894,086
Sartorius Stedim Biotech	10,156	1,195,626
		28,914,131
Pharmaceuticals - 3.4%
Allergan PLC	76,600	10,548,586
Astellas Pharma, Inc.	943,800	14,633,258
AstraZeneca PLC:
(United Kingdom)	608,045	49,509,837
sponsored ADR	332,329	13,818,240
Bayer AG	564,360	45,087,284
Bayer AG sponsored ADR	22,600	454,034
Chugai Pharmaceutical Co. Ltd.	400	27,227
Dainippon Sumitomo Pharma Co. Ltd.	10,400	257,052
Eisai Co. Ltd.	5,700	471,070
GlaxoSmithKline PLC sponsored ADR	277,405	11,196,066
H Lundbeck A/S	4,854	222,004
Ipsen SA	18,241	2,522,984
Kyowa Hakko Kirin Co., Ltd.	40,500	773,969
Merck KGaA	121,361	12,531,459
Mochida Pharmaceutical Co. Ltd.	6,300	670,892
Novartis AG	929,341	84,694,571
Novartis AG sponsored ADR	72,012	6,569,655
Novo Nordisk A/S:
Series B	685,768	33,620,218
Series B sponsored ADR	58,165	2,847,177
Ono Pharmaceutical Co. Ltd.	105,900	2,174,244
Otsuka Holdings Co. Ltd.	54,400	2,270,069
Recordati SpA	94,233	3,544,619
Roche Holding AG:
(Bearer)	1,350	373,057
(participation certificate)	313,625	87,038,550
sponsored ADR (b)	168,921	5,853,113
Rohto Pharmaceutical Co. Ltd.	352,100	9,245,922
Sanofi SA	183,361	15,290,366
Sanofi SA sponsored ADR	89,792	3,735,347
Santen Pharmaceutical Co. Ltd.	2,293,200	35,694,631
Shionogi & Co. Ltd.	206,200	13,194,623
Takeda Pharmaceutical Co. Ltd.	1,521,529	61,230,848
Takeda Pharmaceutical Co. Ltd. ADR	318,130	6,381,688
Towa Pharmaceutical Co. Ltd.	7,600	598,645
UCB SA	15,113	1,266,580
		538,347,885

TOTAL HEALTH CARE		755,877,127

INDUSTRIALS - 7.0%
Aerospace & Defense - 0.8%
Airbus Group NV	169,954	21,895,615
BAE Systems PLC	863,078	5,321,463
Chemring Group PLC	41,521	82,607
Cobham PLC (a)	14,076,571	21,965,796
Leonardo SpA	159,766	1,611,181
Meggitt PLC	228,972	1,637,534
MTU Aero Engines Holdings AG	55,990	12,004,778
QinetiQ Group PLC	234,119	952,687
Rolls-Royce Holdings PLC	2,432,029	30,851,881
Safran SA	138,481	18,877,203
Senior Engineering Group PLC	325,958	990,046
Thales SA	70,841	8,722,579
Ultra Electronics Holdings PLC	29,875	491,346
		125,404,716
Air Freight & Logistics - 0.2%
Deutsche Post AG	791,513	24,548,909
PostNL NV	80,480	216,497
Yamato Holdings Co. Ltd.	278,500	7,273,251
		32,038,657
Airlines - 0.4%
Deutsche Lufthansa AG	126,011	3,217,786
International Consolidated Airlines Group SA	107,224	848,367
International Consolidated Airlines Group SA:
ADR	16,000	256,800
CDI	236,351	1,875,138
Japan Airlines Co. Ltd.	885,800	32,304,104
Qantas Airways Ltd.	2,508,309	10,195,211
Ryanair Holdings PLC sponsored ADR (a)	167,793	12,507,290
		61,204,696
Building Products - 0.3%
Agc, Inc.	49,700	1,728,178
Agc, Inc. ADR	9,900	68,558
Belimo Holding AG (Reg.)	236	1,112,549
Central Glass Co. Ltd.	10,400	243,520
Compagnie de St. Gobain	63,422	2,282,473
Daikin Industries Ltd.	227,200	24,732,221
Geberit AG (Reg.)	15,158	6,050,746
Kingspan Group PLC (Ireland)	78,315	3,693,232
Nibe Industrier AB (B Shares)	127,676	1,597,332
Nichias Corp.	84,600	1,667,485
Noritz Corp.	8,400	123,741
Sinko Industries Ltd.	5,600	78,827
Toto Ltd.	313,100	11,869,418
		55,248,280
Commercial Services & Supplies - 0.5%
Aggreko PLC	90,090	856,272
Brambles Ltd.	3,029,817	25,274,600
Downer EDI Ltd.	115,832	611,311
Edenred SA	29,764	1,321,025
ISS Holdings A/S	16,104	502,563
IWG PLC	210,409	642,712
Nichiban Co. Ltd.	15,600	316,297
Relia, Inc.	26,500	231,086
Rentokil Initial PLC	1,922,204	8,948,799
Ritchie Brothers Auctioneers, Inc.	186,229	6,897,528
Secom Co. Ltd.	234,200	20,258,155
Sohgo Security Services Co., Ltd.	159,900	6,900,094
		72,760,442
Construction & Engineering - 0.2%
ACS Actividades de Construccion y Servicios SA	150,737	6,678,137
Balfour Beatty PLC	4,422,824	16,894,692
Fudo Tetra Corp.	15,000	221,774
Maire Tecnimont SpA	62,082	253,367
Obayashi Corp.	102,800	1,002,027
Sanki Engineering Co. Ltd.	24,200	262,701
Shinnihon Corp.	13,800	130,120
Sumitomo Densetsu Co. Ltd.	22,800	395,801
Taikisha Ltd.	12,300	368,564
Tokyu Construction Co. Ltd.	59,400	505,725
		26,712,908
Electrical Equipment - 1.1%
ABB Ltd. (Reg.)	2,672,206	52,613,142
Denyo Co. Ltd.	35,400	454,787
Fujikura Ltd.	107,600	456,955
Futaba Corp.	59,900	960,850
GS Yuasa Corp.	47,900	962,680
Legrand SA	570,773	37,655,094
Mabuchi Motor Co. Ltd.	7,700	264,576
Melrose Industries PLC	4,203,994	9,696,607
Mitsubishi Electric Corp.	284,800	3,570,724
Mitsubishi Electric Corp. ADR	7,600	190,494
Nexans SA	11,609	374,484
OSRAM Licht AG	22,981	995,924
Prysmian SpA	235,824	4,814,872
Schneider Electric SA	700,075	54,399,857
Siemens Gamesa Renewable Energy SA (a)	536,700	8,213,866
Tatsuta Electric Wire & Cable Co. Ltd.	70,400	316,426
Toyo Tanso Co. Ltd.	6,400	127,925
Vestas Wind Systems A/S	13,922	1,158,867
		177,228,130
Industrial Conglomerates - 0.4%
Bidvest Group Ltd.	80,872	1,193,936
CK Hutchison Holdings Ltd.	1,170,000	12,453,072
DCC PLC (United Kingdom)	88,700	7,676,483
Kolon Corp.	3,746	115,991
Nisshinbo Holdings, Inc.	12,500	106,850
Nolato AB Series B	20,430	914,661
Siemens AG	247,926	27,084,266
Toshiba Corp.	461,290	14,443,118
		63,988,377
Machinery - 1.2%
Aida Engineering Ltd.	23,900	174,107
Amada Holdings Co. Ltd.	45,400	477,981
Asahi Diamond Industrial Co. Ltd.	79,600	557,018
Bodycote PLC	47,028	473,431
Cargotec Corp. (B Shares)	7,081	253,227
CNH Industrial NV	181,133	1,962,227
Dalian Huarui Heavy Industry Group Co. Ltd. (A Shares)	160,100	89,447
Doosan Infracore Co. Ltd. (a)	61,222	413,949
Fanuc Corp.	185,600	30,748,284
Fuji Corp.	28,800	406,427
Fujitec Co. Ltd.	27,500	320,975
Fukushima Industries Corp.	14,200	490,468
GEA Group AG	688,021	16,489,161
Glory Ltd.	32,300	788,773
Harmonic Drive Systems, Inc.	54,200	1,769,955
Hino Motors Ltd.	105,300	969,996
IHI Corp.	24,100	636,120
IMI PLC	1,134,069	14,229,471
Interpump Group SpA	57,668	1,869,442
Japan Steel Works Ltd.	12,900	233,900
JTEKT Corp.	16,900	210,572
Kawasaki Heavy Industries Ltd.	65,200	1,680,029
KION Group AG	29,978	1,709,016
Koenig & Bauer AG	14,267	659,830
Komatsu Ltd.	98,700	2,423,472
Komori Corp.	29,600	321,055
Kone Oyj (B Shares)	26,262	1,283,587
Kubota Corp.	953,800	12,863,965
Max Co. Ltd.	17,100	239,629
Meidensha Corp.	5,300	75,507
Misumi Group, Inc.	408,100	9,889,006
Mitsubishi Heavy Industries Ltd.	116,000	4,730,530
Morgan Advanced Materials PLC	35,343	120,943
Nachi-Fujikoshi Corp.	6,300	247,558
Nordson Corp.	102,853	13,963,323
Noritake Co. Ltd.	1,100	53,882
NORMA Group AG	21,139	1,133,460
NSK Ltd.	82,700	762,766
Oiles Corp.	24,500	427,291
Organo Corp.	8,000	226,798
Rotork PLC	642,959	2,426,184
Ryobi Ltd.	14,000	342,386
Schindler Holding AG (participation certificate)	83,472	18,868,076
Sintokogio Ltd.	18,500	167,299
SKF AB (B Shares)	37,142	625,133
SMC Corp.	43,400	15,087,696
Sodick Co. Ltd.	70,700	536,601
Spirax-Sarco Engineering PLC	249,309	22,039,222
Takeuchi Manufacturing Co. Ltd.	12,400	216,818
The Weir Group PLC	129,473	2,816,315
THK Co. Ltd.	16,800	412,370
Toshiba Machine Co. Ltd.	12,700	257,726
Vesuvius PLC	104,968	845,788
Volvo AB (B Shares)	129,592	1,908,241
Wacker Construction Equipment AG	16,830	385,163
Wartsila Corp.(b)	175,610	2,852,396
WashTec AG	9,054	554,058
		196,718,050
Marine - 0.1%
A.P. Moller - Maersk A/S:
Series A	227	291,911
Series B	6,100	8,206,722
		8,498,633
Professional Services - 1.0%
AF AB (B Shares)	26,171	476,609
Altech Corp.	23,600	433,826
Experian PLC	1,072,953	27,912,501
Experian PLC ADR	11,200	291,480
Funai Soken Holdings, Inc.	6,400	147,677
Hays PLC	86,830	175,054
Intertek Group PLC	311,808	21,033,994
Meitec Corp.	4,000	183,017
Nihon M&A Center, Inc.	104,300	2,629,372
Randstad NV	39,054	2,085,612
RELX PLC:
(Euronext N.V.)	1,368,756	31,433,640
(London Stock Exchange)	785,849	18,021,554
sponsored ADR	1,990	45,870
SGS SA (Reg.)	8,879	22,641,205
SR Teleperformance SA	25,682	4,586,283
TechnoPro Holdings, Inc.	72,000	3,882,115
Thomson Reuters Corp.	246,924	13,427,472
Wolters Kluwer NV	210,947	13,911,818
Wolters Kluwer NV ADR	800	52,740
		163,371,839
Road & Rail - 0.4%
Aurizon Holdings Ltd.	26,475	84,886
Canadian National Railway Co.	116,278	9,977,668
Central Japan Railway Co.	16,900	3,792,408
DSV de Sammensluttede Vognmaend A/S	133,712	11,122,027
East Japan Railway Co.	342,900	32,845,353
Hamakyorex Co. Ltd.	6,800	276,661
Hankyu Hanshin Holdings, Inc.	8,300	300,830
Keio Corp.	6,600	387,825
Keisei Electric Railway Co.	8,000	273,132
Localiza Rent A Car SA	224,400	2,064,087
Nikkon Holdings Co. Ltd.	22,600	570,753
Nippon Express Co. Ltd.	13,600	804,276
Sankyu, Inc.	38,480	1,881,452
Tokyu Corp.	101,900	1,727,341
West Japan Railway Co.	12,100	911,746
		67,020,445
Trading Companies & Distributors - 0.3%
AerCap Holdings NV (a)	21,633	976,514
Ashtead Group PLC	117,658	3,125,795
Brenntag AG	189,840	9,425,548
Bunzl PLC	67,040	2,110,036
Daiichi Jitsugyo Co. Ltd.	3,200	99,332
Ferguson PLC	20,046	1,388,160
Ferguson PLC ADR	20,500	141,655
Finning International, Inc.	60,960	1,136,326
Hanwa Co. Ltd.	17,500	520,455
Indutrade AB	56,508	1,610,319
Japan Pulp & Paper Co. Ltd.	2,800	107,890
Marubeni Corp.	265,800	1,898,989
Mitsubishi Corp.	217,700	6,147,477
Mitsui & Co. Ltd.	233,700	3,678,253
MonotaRO Co. Ltd.	87,800	2,068,477
Nichiden Corp.	3,600	51,094
Ramirent Oyj	45,534	310,238
Rexel SA	284,788	3,550,296
Sumitomo Corp.	275,700	3,966,606
		42,313,460
Transportation Infrastructure - 0.1%
Aena Sme SA (c)	44,579	7,955,832
Airports of Thailand PCL (For. Reg.)	940,100	2,014,500
Astm SpA	9,663	253,347
China Merchants Holdings International Co. Ltd.	3,778,582	7,942,495
Kamigumi Co. Ltd.	23,400	541,833
Malaysia Airports Holdings Bhd	1,554,200	3,122,541
		21,830,548

TOTAL INDUSTRIALS		1,114,339,181

INFORMATION TECHNOLOGY - 5.3%
Communications Equipment - 0.1%
Icom, Inc.	12,800	265,497
Nokia Corp.	1,167,770	7,061,841
Telefonaktiebolaget LM Ericsson:
(B Shares)	825,132	7,521,280
(B Shares) sponsored ADR	392,502	3,559,993
Tencent Music Entertainment Group ADR (a)	90	1,541
		18,410,152
Electronic Equipment & Components - 0.9%
Canon Electronics, Inc.	22,700	369,016
CMK Corp.	16,100	100,097
ESPEC Corp.	15,100	281,233
Halma PLC	1,027,754	21,183,530
Hexagon AB (B Shares)	213,994	11,241,841
Hioki EE Corp.	8,900	349,724
Hirose Electric Co. Ltd.	136,990	14,072,000
Hitachi High-Technologies Corp.	4,700	178,572
Hitachi Ltd.	765,080	22,998,586
Hitachi Ltd. sponsored ADR	978	58,856
Horiba Ltd.	17,400	880,420
Hosiden Corp.	28,700	229,415
Ingenico SA	16,467	1,105,468
Japan Aviation Electronics Industry Ltd.	6,400	83,197
Japan Cash Machine Co. Ltd.	49,100	492,035
Keyence Corp.	23,700	13,805,598
Kyocera Corp.	115,000	6,354,188
Nichicon Corp.	44,900	401,206
Nippon Signal Co. Ltd.	86,700	780,934
Oki Electric Industry Co. Ltd.	39,700	468,128
OMRON Corp.	346,800	14,949,751
Philips Lighting NV (c)	48,519	1,288,638
Renishaw PLC	37,308	2,098,099
Riken Kieki Co. Ltd.	12,300	242,767
Samsung SDI Co. Ltd.	19,869	4,192,703
Shimadzu Corp.	109,700	2,701,534
Spectris PLC	308,798	10,808,664
TDK Corp.	12,300	964,858
Topcon Corp.	127,100	1,718,384
V Technology Co. Ltd.	2,800	367,757
Yokogawa Electric Corp.	391,800	7,560,335
		142,327,534
Internet Software & Services - 0.0%
Scout24 AG (b)(c)	125,877	6,629,178
IT Services - 1.1%
Amadeus IT Holding SA Class A	764,806	57,589,273
Capgemini SA	82,695	9,895,262
Cielo SA	384,200	1,111,844
Cognizant Technology Solutions Corp. Class A	190,664	13,533,331
Computershare Ltd.	211,133	2,583,484
EPAM Systems, Inc. (a)	75,574	12,226,362
Fujitsu Ltd.	77,540	5,233,059
Hexaware Technologies Ltd.	275,588	1,379,885
Ines Corp.	12,700	148,346
Information Services Inter-Dentsu Ltd.	4,000	130,624
IT Holdings Corp.	77,100	3,582,990
Kanematsu Electric Ltd.	7,800	238,272
MasterCard, Inc. Class A	38,923	8,748,723
Net One Systems Co. Ltd.	15,100	352,760
Nomura Research Institute Ltd.	637,800	25,920,549
NTT Data Corp.	174,200	1,907,896
OBIC Co. Ltd.	187,300	17,862,100
Otsuka Corp.	35,300	1,268,349
Wix.com Ltd. (a)	24,201	2,643,959
Worldline SA (a)(c)	27,537	1,544,799
		167,901,867
Semiconductors & Semiconductor Equipment - 1.2%
Advantest Corp.	45,300	1,070,328
Analog Devices, Inc.	263,736	28,209,203
ASML Holding NV (Netherlands)	93,402	17,086,649
Disco Corp.	21,300	2,931,342
Ferrotec Holdings Corp.	37,000	348,208
Hanmi Semiconductor Co. Ltd.	55,629	409,248
Infineon Technologies AG	1,397,549	30,714,233
Infineon Technologies AG sponsored ADR	13,000	286,260
Mellanox Technologies Ltd. (a)	80,581	8,657,623
NuFlare Technology, Inc.	1,600	91,580
NVIDIA Corp.	12,329	1,901,872
NXP Semiconductors NV	106,600	9,734,712
Renesas Electronics Corp. (a)	294,700	1,723,809
Sanken Electric Co. Ltd.	4,800	93,533
Silicon Motion Technology Corp. sponsored ADR	80,653	3,313,225
STMicroelectronics NV:
(France)	166,005	2,713,135
(Italy)	44,227	723,902
(NY Shares) unit (b)	75,139	1,229,274
Sumco Corp.	98,800	1,259,659
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,606,321	62,726,835
Texas Instruments, Inc.	163,527	17,297,886
Tokyo Electron Ltd.	12,900	1,763,483
Tokyo Seimitsu Co. Ltd.	22,000	565,666
Wonik IPS Co. Ltd. (a)	26,556	98,037
		194,949,702
Software - 1.6%
Altium Ltd.	11,031	258,220
ANSYS, Inc. (a)	126,455	22,415,413
Aveva Group PLC	69,337	2,768,150
Bravura Solutions Ltd.	100,148	363,725
Cadence Design Systems, Inc. (a)	833,937	47,742,893
Check Point Software Technologies Ltd. (a)	229,038	28,011,347
Constellation Software, Inc.	5,564	4,751,270
Dassault Systemes SA	231,505	33,876,808
Descartes Systems Group, Inc. (Canada) (a)	87,811	3,032,798
Fukui Computer Holdings, Inc.	8,900	154,422
Haansoft, Inc.	55,158	659,152
Iress Ltd.	104,798	892,062
Micro Focus International PLC	899,789	22,335,139
Micro Focus International PLC sponsored ADR	47,400	1,174,572
NICE Systems Ltd. (a)	2,026	238,129
NICE Systems Ltd. sponsored ADR (a)	16,994	2,000,024
Oracle Corp. Japan	2,500	186,381
Rakus Co. Ltd.	3,000	58,862
Sage Group PLC	126,839	1,112,020
SAP SE	632,994	67,747,213
Software AG (Bearer)	32,444	1,186,445
Temenos Group AG	54,972	7,969,990
Trend Micro, Inc.	28,800	1,424,636
WiseTech Global Ltd.	137,551	1,879,233
		252,238,904
Technology Hardware, Storage & Peripherals - 0.4%
Brother Industries Ltd.	16,900	308,541
Canon, Inc.	32,500	933,487
Fujifilm Holdings Corp.	11,800	528,618
Logitech International SA (Reg.)	88,276	3,319,471
Melco Holdings, Inc.	8,300	285,937
Ricoh Co. Ltd.	139,900	1,423,688
Samsung Electronics Co. Ltd.	1,355,985	54,335,783
Seiko Epson Corp.	117,100	1,734,492
		62,870,017

TOTAL INFORMATION TECHNOLOGY		845,327,354

MATERIALS - 3.4%
Chemicals - 2.6%
Air Water, Inc.	6,600	105,159
Akzo Nobel NV	616,453	55,905,438
Arkema SA	66,200	6,674,520
BASF AG	565,758	43,063,922
Christian Hansen Holding A/S	49,992	5,092,678
Covestro AG (c)	57,707	3,291,131
Croda International PLC	379,773	24,233,580
Denki Kagaku Kogyo KK	176,360	5,331,830
Dic Corp.	3,700	118,100
Evonik Industries AG	57,617	1,622,027
Fujimi, Inc.	11,900	253,555
Givaudan SA	24,760	61,946,516
Hitachi Chemical Co. Ltd.	67,200	1,219,023
Israel Chemicals Ltd.	48,979	274,328
Johnson Matthey PLC	295,903	12,139,126
JSR Corp.	27,000	447,154
Kaneka Corp.	7,000	273,494
Kansai Paint Co. Ltd.	652,000	11,973,660
Kanto Denka Kogyo Co. Ltd.	13,000	100,417
Koninklijke DSM NV	22,910	2,464,297
Koninklijke DSM NV sponsored ADR	10,412	280,187
Kuraray Co. Ltd.	560,300	7,532,702
Linde PLC	445,052	77,351,088
Mitsubishi Chemical Holdings Corp.	319,000	2,359,067
Nitto Denko Corp.	178,200	9,544,249
Pidilite Industries Ltd.	105,021	1,708,519
Shin-Etsu Chemical Co. Ltd.	85,600	7,156,543
Shin-Etsu Polymer Co. Ltd.	70,000	536,312
Sika AG	185,848	25,138,500
Sumitomo Seika Chemicals Co. Ltd.	4,100	157,431
Symrise AG	414,486	36,528,496
Tokuyama Corp.	5,100	128,144
Tosoh Corp.	101,500	1,500,720
Victrex PLC	96,215	2,993,842
Wacker Chemie AG	7,456	763,783
		410,209,538
Construction Materials - 0.1%
Adelaide Brighton Ltd.	63,978	216,022
HeidelbergCement Finance AG	192,899	14,193,503
Imerys SA	10,602	602,721
Taiheiyo Cement Corp.	18,400	629,599
		15,641,845
Containers & Packaging - 0.1%
Smurfit Kappa Group PLC	292,708	8,303,541
Toyo Seikan Group Holdings Ltd.	32,400	685,390
		8,988,931
Metals & Mining - 0.6%
Anglo American PLC (United Kingdom)	64,041	1,701,789
ArcelorMittal SA (Netherlands)	508,483	11,688,938
BHP Billiton Ltd.	1,059,966	27,995,184
BHP Billiton PLC ADR	262,126	12,154,783
BlueScope Steel Ltd.	18,275	174,487
Boliden AB	41,965	1,148,403
Boryszew SA (a)	18,823	22,584
Glencore Xstrata PLC	878,200	3,538,242
Iluka Resources Ltd.	109,979	715,385
JFE Holdings, Inc.	30,200	527,927
Rio Tinto Ltd.	100,975	6,887,615
Rio Tinto PLC	408,768	23,482,398
Rio Tinto PLC sponsored ADR (b)	175,902	10,237,496
South32 Ltd.	343,989	954,074
Toho Zinc Co. Ltd.	2,300	67,166
		101,296,471
Paper & Forest Products - 0.0%
Altri SGPS SA	22,800	186,205
Hokuetsu Kishu Paper Co. Ltd.	38,300	212,692
Mondi Ltd.	4,346	102,133
Stora Enso Oyj (R Shares)	110,889	1,485,232
UPM-Kymmene Corp.	202,331	6,103,350
		8,089,612

TOTAL MATERIALS		544,226,397

REAL ESTATE - 1.1%
Equity Real Estate Investment Trusts (REITs) - 0.2%
Big Yellow Group PLC	174,417	2,268,269
British Land Co. PLC	1,129,100	9,048,389
Goodman Group unit	436,183	3,960,402
Hammerson PLC	340,043	1,721,528
Link (REIT)	433,500	4,901,191
Scentre Group unit	1,176,110	3,228,639
Segro PLC	691,861	6,065,665
The GPT Group unit	47,831	198,484
Vicinity Centres unit	370,539	646,591
		32,039,158
Real Estate Management & Development - 0.9%
Big Shopping Centers Ltd.	1,442	90,314
Cheung Kong Property Holdings Ltd.	1,230,100	10,209,372
Deutsche Wohnen AG (Bearer)	732,310	34,151,607
DIC Asset AG	26,410	294,393
Dios Fastigheter AB	48,915	383,704
Fabege AB	150,255	2,018,584
Grand City Properties SA	617,788	14,545,951
Hang Lung Group Ltd.	67,000	210,395
Hongkong Land Holdings Ltd.	131,200	940,704
Hysan Development Co. Ltd.	125,000	660,053
Kerry Properties Ltd.	92,000	384,420
LEG Immobilien AG	233,313	26,049,885
Lendlease Group unit	86,425	789,616
Nexity	32,852	1,604,561
Savills PLC	188,954	2,233,017
Swire Pacific Ltd. (A Shares)	189,500	2,253,553
TAG Immobilien AG	380,306	8,867,871
Vonovia SE	815,660	39,560,218
		145,248,218

TOTAL REAL ESTATE		177,287,376

UTILITIES - 1.3%
Electric Utilities - 0.7%
Chubu Electric Power Co., Inc.	90,800	1,430,115
CLP Holdings Ltd.	867,000	10,271,792
Companhia Paranaense de Energia-Copel	10,400	90,041
DONG Energy A/S (c)	98,468	7,145,642
EDF SA	311,117	4,519,048
Endesa SA	73,126	1,842,374
Enel SpA	3,219,658	19,469,736
Enel SpA ADR	27,500	165,000
Energias de Portugal SA	573,921	2,105,301
Iberdrola SA	2,283,679	19,106,281
Kansai Electric Power Co., Inc.	195,500	2,927,312
Kyushu Electric Power Co., Inc.	73,600	874,233
Red Electrica Corporacion SA	22,037	476,112
Scottish & Southern Energy PLC	2,061,621	32,443,257
Spark Infrastructure Group unit	181,739	300,376
Terna SpA	325,280	2,023,104
Tohoku Electric Power Co., Inc.	119,900	1,570,484
Tokyo Electric Power Co., Inc. (a)	766,800	4,783,809
		111,544,017
Gas Utilities - 0.1%
APA Group unit	1,090,190	7,740,996
China Resource Gas Group Ltd.	1,550,000	6,733,335
Gas Natural SDG SA	153,887	4,178,175
Rubis	34,474	2,041,008
Tokyo Gas Co. Ltd.	64,500	1,778,068
		22,471,582
Independent Power and Renewable Electricity Producers - 0.0%
Electric Power Development Co. Ltd.	5,200	129,878
Multi-Utilities - 0.5%
E.ON AG	1,516,167	16,675,937
ENGIE	1,428,884	21,535,014
National Grid PLC sponsored ADR	92,968	5,252,692
RWE AG	162,194	3,959,103
Veolia Environnement SA	1,150,234	25,250,840
		72,673,586
Water Utilities - 0.0%
Companhia de Saneamento de Minas Gerais	1,600	26,389

TOTAL UTILITIES		206,845,452

TOTAL COMMON STOCKS
(Cost $5,645,755,618)		6,831,708,002

Nonconvertible Preferred Stocks - 0.8%
COMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Telecom Italia SpA (Risparmio Shares)	443,145	241,178
CONSUMER DISCRETIONARY - 0.4%
Automobiles - 0.4%
Bayerische Motoren Werke AG (BMW) (non-vtg.)	3,858	284,800
Porsche Automobil Holding SE (Germany)	29,119	1,936,287
Volkswagen AG	347,239	59,600,521
		61,821,608
CONSUMER STAPLES - 0.3%
Beverages - 0.0%
Ambev SA sponsored ADR	1,053,278	4,771,349
Household Products - 0.3%
Henkel AG & Co. KGaA	391,741	39,140,257

TOTAL CONSUMER STAPLES		43,911,606

FINANCIALS - 0.1%
Banks - 0.1%
Banco do Brasil SA sponsored ADR	5,200	70,252
Itau Unibanco Holding SA	1,072,800	10,062,097
		10,132,349
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
Embraer SA sponsored ADR	395,300	8,111,556
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $107,799,001)		124,218,297

Equity Funds - 52.9%
Diversified Emerging Markets Funds - 0.0%
Matthews Pacific Tiger Fund Investor Class	19,976	565,715
Europe Stock Funds - 0.7%
WisdomTree Europe Hedged Equity ETF	1,915,480	120,081,441
Foreign Large Blend Funds - 20.8%
Artisan International Value Fund Investor Class	18,293,376	629,292,125
Harbor International Fund Institutional Class	9,619	355,240
iShares MSCI EAFE Minimum Volatility ETF	2,189,490	155,147,261
Janus Henderson International Opportunities Fund	4,903,035	113,603,321
Morgan Stanley Institutional Fund, Inc. International Equity Portfolio Class I	35,911,586	527,182,080
Oakmark International Fund Investor Class	25,643,842	585,705,359
T. Rowe Price Overseas Stock Fund I Class	126,877,223	1,294,147,662

TOTAL FOREIGN LARGE BLEND FUNDS		3,305,433,048

Foreign Large Growth Funds - 17.5%
American Funds EuroPacific Growth Fund Class F-1	933,690	46,441,749
Fidelity Diversified International Fund (d)	18,946,541	655,929,252
Fidelity International Discovery Fund (d)	26,026,093	1,037,139,792
Fidelity Overseas Fund (d)	10,668,968	480,316,918
JOHCM International Select Fund Class II Shares	19,308,367	429,997,332
Oppenheimer International Growth Fund Class I	3,371,327	128,986,988

TOTAL FOREIGN LARGE GROWTH FUNDS		2,778,812,031

Foreign Large Value Funds - 5.1%
Dodge & Cox International Stock Fund	67	2,744
iShares MSCI EAFE Value ETF (b)	10,115,375	495,653,375
Pear Tree Polaris Foreign Value Fund Institutional Shares	15,000,070	314,401,472

TOTAL FOREIGN LARGE VALUE FUNDS		810,057,591

Foreign Small Mid Blend Funds - 0.6%
Franklin International Small Cap Growth Fund	543,980	9,465,257
iShares MSCI EAFE Small-Cap ETF (b)	690,822	39,480,477
Victory Trivalent International Small Cap Fund Class Y	3,457,706	44,051,174

TOTAL FOREIGN SMALL MID BLEND FUNDS		92,996,908

Foreign Small Mid Growth Funds - 0.6%
Fidelity International Small Cap Opportunities Fund (d)	2,860,136	50,738,821
Oberweis International Opportunities Fund	573,914	10,479,661
T. Rowe Price International Discovery Fund	482,951	29,696,670
Wasatch International Growth Fund Investor Class	88	2,420

TOTAL FOREIGN SMALL MID GROWTH FUNDS		90,917,572

Foreign Small Mid Value Funds - 0.5%
Brandes International Small Cap Equity Fund Class A	727,206	8,071,988
Segall Bryant & Hamill International Small Cap Fund Class I	2,448,180	27,933,729
Transamerica International Small Cap Value Fund	3,822,519	44,799,923

TOTAL FOREIGN SMALL MID VALUE FUNDS		80,805,640

Sector Funds - 0.0%
SPDR Dow Jones International Real Estate ETF (b)	201,575	7,702,181
Victory Global Natural Resources Fund Class A (a)	68	959

TOTAL SECTOR FUNDS		7,703,140

Other - 7.1%
Fidelity Advisor Japan Fund Class I (d)	3,376,087	48,109,242
Fidelity Japan Smaller Companies Fund (d)	6,397,352	104,404,790
iShares MSCI Australia ETF (b)	5,784,157	123,086,861
iShares MSCI Japan ETF	15,785,258	858,086,625
Matthews Japan Fund Investor Class	165	3,354

TOTAL OTHER		1,133,690,872

TOTAL EQUITY FUNDS
(Cost $7,186,091,148)		8,421,063,958
	Principal Amount	Value

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 2.35% to 2.41% 3/7/19 to 5/30/19 (e)
(Cost $16,152,937)	16,180,000	16,153,023
	Shares

Money Market Funds - 3.7%
Fidelity Securities Lending Cash Central Fund 2.45% (f)(g)	96,929,228	96,938,921
State Street Institutional U.S. Government Money Market Fund Premier Class 2.35% (h)	490,894,721	490,894,721
TOTAL MONEY MARKET FUNDS
(Cost $587,833,642)		587,833,642
TOTAL INVESTMENT IN SECURITIES - 100.5%
(Cost $13,543,632,346)		15,980,976,922
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(76,015,444)
NET ASSETS - 100%		$15,904,961,478

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME Nikkei 225 Index Contracts (United States)	1,179	March 2019	$126,683,550	$(417,437)	$(417,437)
ICE E-mini MSCI EAFE Index Contracts (United States)	2,022	March 2019	188,955,900	13,131,380	13,131,380
TOTAL FUTURES CONTRACTS					$12,713,943

The notional amount of futures purchased as a percentage of Net Assets is 2.0%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $480,864,917.

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $41,022,849 or 0.3% of net assets.

 (d) Affiliated Fund

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $16,153,023.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

 (h) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$2,755,218
Total	$2,755,218

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Advisor Japan Fund Class I	$53,683,410	$141,361	$--	$141,361	$--	$(5,715,529)	$48,109,242
Fidelity Diversified International Fund	734,987,321	63,750,727	48,254,205	41,702,476	170,455	(94,725,046)	655,929,252
Fidelity International Discovery Fund	1,226,165,920	20,000,000	50,514,136	36,946,352	(3,349,451)	(155,162,541)	1,037,139,792
Fidelity International Small Cap Opportunities Fund	21,702,707	34,346,160	--	1,293,648	--	(5,310,046)	50,738,821
Fidelity Japan Smaller Companies Fund	117,656,789	5,111,020	--	5,111,020	--	(18,363,019)	104,404,790
Fidelity Overseas Fund	504,168,911	54,195,438	23,780,806	24,175,618	1,077,155	(55,343,780)	480,316,918
Fidelity SAI International Index Fund	100,977,995	97,432,620	194,261,559	--	(3,171,061)	(977,995)	--
Total	$2,759,343,053	$274,977,326	$316,810,706	$109,370,475	$(5,272,902)	$(335,597,956)	$2,376,638,815

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$399,294,905	$111,170,063	$288,124,842	$--
Consumer Discretionary	522,286,279	334,459,413	187,826,866	--
Consumer Staples	920,399,125	387,280,183	533,118,942	--
Energy	307,585,252	118,854,540	188,730,712	--
Financials	1,154,346,295	601,408,547	552,937,748	--
Health Care	755,877,127	284,289,759	471,587,368	--
Industrials	1,122,450,737	646,346,402	476,104,335	--
Information Technology	845,327,354	644,890,278	200,437,076	--
Materials	544,226,397	392,422,182	151,804,215	--
Real Estate	177,287,376	177,287,376	--	--
Utilities	206,845,452	107,754,825	99,090,627	--
Equity Funds	8,421,063,958	8,421,063,958	--	--
Other Short-Term Investments	16,153,023	--	16,153,023	--
Money Market Funds	587,833,642	587,833,642	--	--
Total Investments in Securities:	$15,980,976,922	$12,815,061,168	$3,165,915,754	$--
Derivative Instruments:
Assets
Futures Contracts	$13,131,380	$13,131,380	$--	$--
Total Assets	$13,131,380	$13,131,380	$--	$--
Liabilities
Futures Contracts	$(417,437)	$(417,437)	$--	$--
Total Liabilities	$(417,437)	$(417,437)	$--	$--
Total Derivative Instruments:	$12,713,943	$12,713,943	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2019. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$13,131,380	$(417,437)
Total Equity Risk	13,131,380	(417,437)
Total Value of Derivatives	$13,131,380	$(417,437)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in distributable earnings.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2019
Assets
Investment in securities, at value (including securities loaned of $94,477,790) — See accompanying schedule: Unaffiliated issuers (cost $11,617,735,644)	$13,507,399,186
Fidelity Central Funds (cost $96,938,921)	96,938,921
Other affiliated issuers (cost $1,828,957,781)	2,376,638,815
Total Investment in Securities (cost $13,543,632,346)		$15,980,976,922
Cash		1,084,533
Foreign currency held at value (cost $1,978,107)		1,981,823
Receivable for investments sold		23,127,773
Receivable for fund shares sold		4,500,049
Dividends receivable		26,627,590
Interest receivable		1,045,467
Distributions receivable from Fidelity Central Funds		50,041
Prepaid expenses		8,434
Other receivables		523,092
Total assets		16,039,925,724
Liabilities
Payable for investments purchased	$25,860,110
Payable for fund shares redeemed	8,542,870
Accrued management fee	2,076,437
Payable for daily variation margin on futures contracts	888,953
Other affiliated payables	167,075
Other payables and accrued expenses	450,420
Collateral on securities loaned	96,978,381
Total liabilities		134,964,246
Net Assets		$15,904,961,478
Net Assets consist of:
Paid in capital		$13,334,065,418
Total distributable earnings (loss)		2,570,896,060
Net Assets, for 1,585,106,901 shares outstanding		$15,904,961,478
Net Asset Value, offering price and redemption price per share ($15,904,961,478 ÷ 1,585,106,901 shares)		$10.03

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2019
Investment Income
Dividends:
Unaffiliated issuers		$322,450,516
Affiliated issuers		28,665,640
Interest		12,855,779
Income from Fidelity Central Funds		2,755,218
Income before foreign taxes withheld		366,727,153
Less foreign taxes withheld		(18,505,454)
Total income		348,221,699
Expenses
Management fee	$65,637,532
Transfer agent fees	4,077,104
Accounting and security lending fees	2,085,931
Custodian fees and expenses	826,193
Independent trustees' fees and expenses	192,426
Registration fees	141,342
Audit	92,227
Legal	78,170
Miscellaneous	166,274
Total expenses before reductions	73,297,199
Expense reductions	(40,689,470)
Total expenses after reductions		32,607,729
Net investment income (loss)		315,613,970
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $5,729)	300,614,160
Fidelity Central Funds	(23,464)
Other affiliated issuers	(5,272,902)
Foreign currency transactions	(2,517,000)
Futures contracts	(59,641,173)
Capital gain distributions from underlying funds:
Unaffiliated issuers	146,763,757
Affiliated issuers	80,704,835
Total net realized gain (loss)		460,628,213
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $574,410)	(1,566,763,515)
Affiliated issuers	(335,597,956)
Assets and liabilities in foreign currencies	(788,324)
Futures contracts	22,174,726
Total change in net unrealized appreciation (depreciation)		(1,880,975,069)
Net gain (loss)		(1,420,346,856)
Net increase (decrease) in net assets resulting from operations		$(1,104,732,886)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2019	Year ended February 28, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$315,613,970	$286,557,081
Net realized gain (loss)	460,628,213	923,776,139
Change in net unrealized appreciation (depreciation)	(1,880,975,069)	1,981,363,958
Net increase (decrease) in net assets resulting from operations	(1,104,732,886)	3,191,697,178
Distributions to shareholders	(960,064,898)	–
Distributions to shareholders from net investment income	–	(263,492,159)
Distributions to shareholders from net realized gain	–	(262,028,313)
Total distributions	(960,064,898)	(525,520,472)
Share transactions
Proceeds from sales of shares	3,180,693,103	2,233,592,535
Reinvestment of distributions	956,581,738	523,550,552
Cost of shares redeemed	(3,424,072,564)	(4,308,136,370)
Net increase (decrease) in net assets resulting from share transactions	713,202,277	(1,550,993,283)
Total increase (decrease) in net assets	(1,351,595,507)	1,115,183,423
Net Assets
Beginning of period	17,256,556,985	16,141,373,562
End of period	$15,904,961,478	$17,256,556,985
Other Information
Undistributed net investment income end of period		$19,975,607
Shares
Sold	299,093,781	201,062,318
Issued in reinvestment of distributions	97,266,318	45,685,039
Redeemed	(320,961,245)	(387,878,965)
Net increase (decrease)	75,398,854	(141,131,608)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers International Fund

Years ended February 28,	2019	2018	2017	2016A	2015
Selected Per–Share Data
Net asset value, beginning of period	$11.43	$9.78	$8.74	$10.45	$10.77
Income from Investment Operations
Net investment income (loss)B	.21	.19	.17	.16	.17
Net realized and unrealized gain (loss)	(.98)	1.82	1.07	(1.54)	(.10)
Total from investment operations	(.77)	2.01	1.24	(1.38)	.07
Distributions from net investment income	(.18)	(.18)	(.18)	(.16)	(.18)
Distributions from net realized gain	(.44)	(.18)	(.02)	(.17)	(.21)
Total distributions	(.63)C	(.36)	(.20)	(.33)	(.39)
Net asset value, end of period	$10.03	$11.43	$9.78	$8.74	$10.45
Total ReturnD	(6.57)%	20.53%	14.33%	(13.60)%	.85%
Ratios to Average Net AssetsE,F
Expenses before reductions	.45%	.50%	.48%	.45%	.41%
Expenses net of fee waivers, if any	.20%	.25%	.23%	.20%	.16%
Expenses net of all reductions	.20%	.24%	.22%	.20%	.16%
Net investment income (loss)	1.95%	1.68%	1.81%	1.57%	1.63%
Supplemental Data
Net assets, end of period (000 omitted)	$15,904,961	$17,256,557	$16,141,374	$18,533,655	$24,528,266
Portfolio turnover rateG	39%	33%	28%	28%	20%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.63 per share is comprised of distributions from net investment income of $.184 and distributions from net realized gain of $.444 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2019

1. Organization.

Strategic Advisers International Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain clients of Strategic Advisers LLC. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $272,563 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,889,035,912
Gross unrealized depreciation	(513,021,624)
Net unrealized appreciation (depreciation)	$2,376,014,288
Tax Cost	$13,604,962,634

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$33,649,570
Undistributed long-term capital gain	$161,634,420
Net unrealized appreciation (depreciation) on securities and other investments	$2,375,884,632

The tax character of distributions paid was as follows:

	February 28, 2019	February 28, 2018
Ordinary Income	$289,252,335	$273,739,076
Long-term Capital Gains	670,812,563	251,781,396
Total	$960,064,898	$ 525,520,472

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $6,537,344,279 and $5,987,034,105, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .41% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. Arrowstreet Capital, Limited Partnership, Causeway Capital Management, LLC, Massachusetts Financial Services Company (MFS), Thompson, Siegel & Walmsley LLC and William Blair Investment Management, LLC each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

FIAM LLC (an affiliate of the investment adviser), FIL Investment Advisors and Geode Capital Management, LLC, have been retained to serve as a sub-adviser for the Fund. As of the date of this report, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. Effective July 1, 2018 transfer agent fees are not paid by the Fund and are instead paid by the investment adviser or an affiliate. Prior to July 1, 2018 FIIOC received account fees and asset-based fees that varied according to account size and type of account. The Fund did not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC paid for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to a rate of .03% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .01%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $3,182 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $1,382.

6. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Money Market Central Funds are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $44,847 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,755,218.

9. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2021. During the period, this waiver reduced the Fund's management fee by $40,403,749.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $244,578 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $41,143.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets.

At the end of the period, the Fund was the owner of record of 10% or more of the total outstanding shares of the following Underlying Funds:

Fidelity International Discovery Fund	11%
Fidelity Japan Smaller Companies Fund	15%

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers International Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers International Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the "Fund") as of February 28, 2019, the related statement of operations for the year ended February 28, 2019, the statement of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2019 and the financial highlights for each of the five years in the period ended February 28, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 15, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 14 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2018

Trustee

Mr. Hogan also serves as Trustee of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), a Director of Strategic Advisers LLC (2018-present), and a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present). Previously, Mr. Hogan served as President of FMR Co., Inc. (2009-2018), a Vice President of Fidelity's Equity and High Income funds (2009-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and on the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), and Member of the Ron Burton Training Village Executive Board of Advisors (2018-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-present), a guest lecturer in the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-present), Managing Partner of Topridge Associates, LLC (consulting, 2005-present), and a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and Executive Committees (2017-present) of Business Executives for National Security (nonprofit). Previously, Ms. Steiger served as Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Christina H. Lee (1975)

Year of Election or Appointment: 2018

Assistant Secretary

Ms. Lee also serves as Assistant Secretary of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2018 to February 28, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2018	Ending Account Value February 28, 2019	Expenses Paid During Period-B September 1, 2018 to February 28, 2019
Actual	.18%	$1,000.00	$952.00	$.87
Hypothetical-C		$1,000.00	$1,023.90	$.90

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers International Fund voted to pay on April 8, 2019, to shareholders of record at the opening of business on April 5, 2019, a distribution of $ $0.105 per share derived from capital gains realized from sales of portfolio securities and a dividend of $ $0.022 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2019, $492,917,183, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 1% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 68% and 98% of the dividends distributed in April and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Strategic Advisers International Fund
	04/09/2018	$0.0175	$0.0005
	12/31/2018	$0.1872	$0.0172

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers International Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers LLC (formerly Strategic Advisers, Inc.) (Strategic Advisers) and the sub-advisory agreements with Arrowstreet Capital, Limited Partnership, Causeway Capital Management LLC, FIAM LLC (FIAM), FIL Investment Advisors (FIL), Geode Capital Management, LLC, Massachusetts Financial Services Company (MFS), , and William Blair Investment Management, LLC (collectively, the Sub-Advisory Agreements), and the sub-sub-advisory agreement with FIL Investment Advisors (UK) Limited (the Sub-Sub-Advisory Agreement and, together with the management contract and the Sub-Advisory Agreements, the Advisory Contracts) for the fund. Strategic Advisers and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board. The Board, acting directly and through its committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts.

At its September 2018 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In addition, the Board approved amendments to the fund's Advisory Contracts to reflect the change in Strategic Advisers' name from Strategic Advisers, Inc. to Strategic Advisers LLC, noting that no other contract terms were impacted and that Strategic Advisers will continue to provide the same services to the fund. The Board also approved amendments to the sub-advisory agreement with FIAM to: (i) remove a mandate that FIAM no longer offers; (ii) consolidate the fund's separate, mandate-specific sub-advisory agreements with FIAM into a single sub-advisory agreement; and (iii) implement a new fee schedule for two of FIAM's existing mandates, effective September 1, 2018, which is expected to decrease the fund's total management fee. In addition, the Board approved an amendment to the sub-advisory agreement with FIL to implement a new fee schedule, effective September 1, 2018, which, if funded, is expected to result in lower fees at all asset levels. The Board noted that the other terms of the amended sub-advisory agreements with FIAM and FIL are not materially different from those of the existing sub-advisory agreements with FIAM and FIL. The Board also noted that the amended sub-advisory agreements with FIAM and FIL would not result in changes to the nature, extent, and quality of the services provided to the fund.

The Board also approved amendments to the sub-advisory agreement with MFS to reflect that MFS pays for research services provided by brokers or other third-parties out of its own resources, consistent with the Markets in Financial Instruments Directive II. The Board noted that the other terms of the amended sub-advisory agreement with MFS are not materially different from those of the existing sub-advisory agreement with MFS. The Board also noted that the amended sub-advisory agreement with MFS would not result in changes to the nature, extent, and quality of the services provided to the fund. Finally, in connection with a potential change in control of the parent company of Thompson, Siegel & Walmsley, LLC (TSW), the Board approved a new sub-advisory agreement with TSW. The Board noted that the other terms of the new sub-advisory agreement are not materially different from those of the existing sub-advisory agreement with TSW. The Board also noted that the new sub-advisory agreement would not result in changes to the nature, extent, and quality of the services provided to the fund.

In reaching its determination to renew the fund's Advisory Contracts, approve the amendments to the Advisory Contracts described above (Amendments), and approve the new sub-advisory agreement with TS&W, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationships with the fund; (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund and approve the Amendments and the new sub-advisory agreement with TS&W, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the approval of the Amendments and the new sub-advisory agreement with TS&W is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements and the new sub-advisory agreement with TS&W, the Board also concluded that the renewal of such agreements and the approval of the amendments thereto do not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts and approve the Amendments and the new sub-advisory agreement with TS&W was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the Investment Advisers, including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategy for the fund; (ii) identifying and recommending to the Trustees one or more sub-advisers for the fund; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each sub-adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each sub-adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the sub-adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each sub-adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of administrative and shareholder services performed by Strategic Advisers and its affiliates under the management contract and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

In connection with the renewal of the Advisory Contracts, the Board considered annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group").

The Board considered discussions with Strategic Advisers about fund investment performance and the performance of each sub-adviser that occur at Board meetings throughout the year as part of regularly scheduled fund reviews and other reports to the Board on fund performance, taking into account various factors including general market conditions. In its discussions with Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2017, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers International Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the first quartile for the five-year period and in the second quartile for the one- and three-year periods ended December 31, 2017. The Board also noted that the fund had out-performed 63%, 71%, and 77% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2017. The Board also noted that the investment performance of the fund was higher than its benchmark for the periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2021 (effectively waiving its portion of the management fee) and considered that the fund's contractual maximum aggregate annual management fee rate may not exceed 1.00%. In considering the fund's management fee and management fee waiver and comparisons to other registered investment companies with investment objectives similar to those of the fund, the Board noted that shares of the fund are offered only to clients that participate in the Fidelity Portfolio Advisory Service managed account program.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board. Beginning in 2015, the management fee information shown below is as of December 31. Prior to 2015, the management fee information shown below is as of February 28.

Strategic Advisers International Fund

The Board noted that the fund's management fee rate was ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2017.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the fund's total expenses, the Board considered the fund's management fee rate as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the 12-month period ended December 31, 2017.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each sub-adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of each sub-adviser's relationship with the fund and the potential fall-out benefits, if any, that may accrue to each sub-adviser as a result of its relationship with the fund. The Board noted the difficulty in evaluating the sub-advisers' costs and the profitability of the sub-advisory agreement to each sub-adviser because of, among other things, the differences in the types and content of information provided by the sub-advisers due to differences in business models and cost accounting methods among the sub-advisers. Accordingly, the Board considered profitability information provided by each sub-adviser in light of the nature of the relationship between Strategic Advisers and each sub-adviser with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that certain of the fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees under such contracts would accrue directly to the fund. The Board also took into consideration that Strategic Advisers has agreed to waive 0.25% of its management fee through September 30, 2021.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed and the Amendments and the new sub-advisory agreement with TS&W should be approved because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement and the new sub-advisory agreement with TS&W, the Board concluded that the renewal of the agreement and the approval of the amendments thereto do not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

SIT-ANN-0419
1.912865.108

Strategic Advisers® Small-Mid Cap Fund Offered exclusively to certain clients of Strategic Advisers LLC - not available for sale to the general public Annual Report February 28, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2019	Past 1 year	Past 5 years	Past 10 years
Strategic Advisers® Small-Mid Cap Fund	2.64%	6.81%	15.84%

 Prior to May 1, 2010, the fund was named PAS® Small Cap Fund of Funds, and the fund operated under certain different investment policies and compared its performance to a different index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Small-Mid Cap Fund on February 28, 2009.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2500™ Index performed over the same period.

Period Ending Values
$43,503	Strategic Advisers® Small-Mid Cap Fund
$49,502	Russell 2500™ Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 4.68% for the 12 months ending February 28, 2019, as the U.S. equity bellwether began the new year on a high note after enduring a final quarter of 2018 in which resurgent volatility upset the aging bull market. In October, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But conditions worsened through Christmas, as jitters about the economy and another hike in rates led to a spike in market volatility and a -9.03% result for December. Sharply reversing course to begin 2019, the S&P 500® gained 11.48% year-to-date, its strongest two-month opening since 1991, amid upbeat company earnings/outlooks and signs the Fed may pause on rates. For the full period, some economically sensitive sectors fared worst, with financials (-6%) and materials (-6%) both losing ground. Energy gained 1%, while communication services and industrials each rose roughly 2%. In contrast, the defensive utilities (+20%), real estate (+20%) and health care (+11%) sectors led the way, while consumer staples finished near the index. Information technology and consumer discretionary were rattled in the late-2018 downturn, but earlier strength contributed to advances of 9% and roughly 7%, respectively.

Comments from Portfolio Manager Barry Golden:  For the fiscal year, the Fund gained 2.64%, trailing the 6.36% advance of its small-to-mid-cap benchmark, the Russell 2500® Index. During a period in which growth stocks and strategies largely outperformed their value-oriented counterparts, the Fund's underlying managers with a value emphasis hampered relative performance most. More specifically, sub-adviser LSV Asset Management was the biggest relative detractor, as this manager’s deep-value strategy was out of favor this period. LSV was also hurt by security selection among financials stocks, adverse positioning in information technology and security selection within the materials sector. Value-oriented sub-adviser Boston Partners Global Investors was another relative detractor, due to weak picks in technology, as well as poor positioning in materials and real estate investment trusts (REITs). On the plus side, the U.S. SMID-Cap Growth strategy managed by sub-adviser AllianceBernstein (AB) - an aggressive-growth approach - outpaced the benchmark by a substantial margin and was the leading relative contributor. In term of positioning changes during the fiscal year, we hired Geode Capital Holdings as a sub-adviser, to manage a U.S. Small-Mid Cap Quality Focus Index strategy. Also, we added a second investment strategy managed by sub-adviser AB: U.S. SMID-Cap Value. Lastly, we shifted assets from value-oriented sub-adviser Systematic Financial Management to managers in which we currently have higher conviction.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 28, 2019

(excluding cash equivalents)	% of fund's net assets
Fidelity SAI Small-Mid Cap 500 Index Fund	2.1
Fidelity Small Cap Index Fund Institutional Premium Class	2.1
Fidelity SAI Real Estate Index Fund	1.2
Skechers U.S.A., Inc. Class A (sub. vtg.)	0.8
SS&C Technologies Holdings, Inc.	0.6
Euronet Worldwide, Inc.	0.6
Ciena Corp.	0.5
Toro Co.	0.5
Grand Canyon Education, Inc.	0.5
Pool Corp.	0.4
9.3

Top Five Market Sectors as of February 28, 2019

(stocks only)	% of fund's net assets
Information Technology	19.3
Industrials	16.3
Financials	14.2
Consumer Discretionary	12.7
Health Care	11.1

Asset Allocation (% of fund's net assets)

As of February 28, 2019
Common Stocks	92.4%
Mid-Cap Blend Funds	2.1%
Small Blend Funds	2.1%
Sector Funds	1.2%
Short-Term Investments and Net Other Assets (Liabilities)	2.2%

Asset allocations of funds in the pie chart reflect the categorizations of assets as defined by Morningstar as of the reporting date.

Schedule of Investments February 28, 2019

Showing Percentage of Net Assets

Common Stocks - 92.4%
	Shares	Value
COMMUNICATION SERVICES - 3.0%
Diversified Telecommunication Services - 0.5%
Bandwidth, Inc. (a)	399,262	$22,246,879
Ooma, Inc. (a)	215,315	3,511,788
Pareteum Corp. (a)(b)	710,279	2,855,322
Vonage Holdings Corp. (a)	539,824	5,549,391
Zayo Group Holdings, Inc. (a)	36,211	898,033
		35,061,413
Entertainment - 0.7%
Cinemark Holdings, Inc.	708,119	26,646,518
Live Nation Entertainment, Inc. (a)	311,356	17,610,295
Nintendo Co. Ltd. ADR (b)	244,474	8,373,235
Take-Two Interactive Software, Inc. (a)	60,662	5,293,366
		57,923,414
Interactive Media & Services - 0.6%
Alphabet, Inc. Class C (a)	7,245	8,113,820
Care.com, Inc. (a)	565,056	14,233,761
Facebook, Inc. Class A (a)	27,289	4,405,809
IAC/InterActiveCorp (a)	35,920	7,652,756
Match Group, Inc. (b)	94,855	5,253,070
QuinStreet, Inc. (a)	417,443	5,589,562
Yelp, Inc. (a)	91,760	3,418,978
		48,667,756
Media - 1.0%
Altice U.S.A., Inc. Class A	202,601	4,418,728
AMC Networks, Inc. Class A (a)	148,057	9,728,825
Criteo SA sponsored ADR (a)	729,128	19,788,534
Discovery Communications, Inc. Class A (a)(b)	200,258	5,787,456
Entercom Communications Corp. Class A (b)	1,133,017	6,979,385
National CineMedia, Inc.	1,038,276	8,036,256
Nexstar Broadcasting Group, Inc. Class A	31,255	3,054,551
Scholastic Corp.	101,612	4,299,204
Sinclair Broadcast Group, Inc. Class A	128,616	4,643,038
Sirius XM Holdings, Inc. (b)	1,267,773	7,517,894
TechTarget, Inc. (a)	319,943	5,304,655
Tegna, Inc.	73,021	961,687
		80,520,213
Wireless Telecommunication Services - 0.2%
Boingo Wireless, Inc. (a)	701,214	15,686,157

TOTAL COMMUNICATION SERVICES		237,858,953

CONSUMER DISCRETIONARY - 12.7%
Auto Components - 1.0%
BorgWarner, Inc.	133,700	5,429,557
Cooper Tire & Rubber Co.	78,500	2,508,860
Cooper-Standard Holding, Inc. (a)	121,182	7,284,250
Dana Holding Corp.	297,243	5,870,549
Delphi Technologies PLC	315,113	6,872,615
Dorman Products, Inc. (a)	18,104	1,464,614
Gentex Corp.	232,492	4,728,887
LCI Industries	151,968	12,382,353
Lear Corp.	81,916	12,456,966
Standard Motor Products, Inc.	36,758	1,812,169
Stoneridge, Inc. (a)	171,652	5,075,750
The Goodyear Tire & Rubber Co.	208,800	4,130,064
Tower International, Inc.	91,500	2,346,975
Visteon Corp. (a)	87,732	7,515,123
		79,878,732
Automobiles - 0.3%
Harley-Davidson, Inc.	131,000	4,862,720
Thor Industries, Inc.	247,221	15,963,060
		20,825,780
Distributors - 0.5%
LKQ Corp. (a)	415,721	11,515,472
Pool Corp.	209,417	33,410,388
		44,925,860
Diversified Consumer Services - 1.7%
Adtalem Global Education, Inc. (a)	87,471	4,216,102
American Public Education, Inc. (a)	13,192	426,234
Bright Horizons Family Solutions, Inc. (a)	234,488	29,076,512
Chegg, Inc. (a)	168,009	6,658,197
Frontdoor, Inc. (a)	366,121	11,715,872
Grand Canyon Education, Inc. (a)	319,375	36,945,300
Houghton Mifflin Harcourt Co. (a)	485,313	3,838,826
ServiceMaster Global Holdings, Inc. (a)	467,100	21,094,236
Sotheby's Class A (Ltd. vtg.) (a)	177,215	7,774,422
Strategic Education, Inc.	81,495	10,657,916
Weight Watchers International, Inc. (a)	100,642	2,035,988
		134,439,605
Hotels, Restaurants & Leisure - 2.2%
BJ's Restaurants, Inc.	15,380	735,779
Bloomin' Brands, Inc.	460,154	9,515,985
Brinker International, Inc. (b)	42,806	1,959,231
Carrols Restaurant Group, Inc. (a)	395,589	4,228,846
Cedar Fair LP (depositary unit)	138,842	7,358,626
Chipotle Mexican Grill, Inc. (a)	8,130	4,939,219
Churchill Downs, Inc.	32,213	3,021,579
Cracker Barrel Old Country Store, Inc. (b)	20,723	3,356,919
Dave & Buster's Entertainment, Inc.	239,794	12,308,626
Denny's Corp. (a)	59,135	1,032,497
Domino's Pizza, Inc.	26,300	6,599,722
Eldorado Resorts, Inc. (a)	78,570	3,787,860
Extended Stay America, Inc. unit	185,754	3,388,153
Fiesta Restaurant Group, Inc. (a)	146,578	2,208,930
Hilton Grand Vacations, Inc. (a)	336,694	10,703,502
Hyatt Hotels Corp. Class A	30,829	2,243,426
Jack in the Box, Inc.	46,106	3,713,377
Marriott International, Inc. Class A	39,429	4,939,271
Norwegian Cruise Line Holdings Ltd. (a)	260,241	14,451,183
Papa John's International, Inc. (b)	22,896	1,000,784
Penn National Gaming, Inc. (a)	244,643	6,079,379
Planet Fitness, Inc. (a)	206,421	12,133,426
Red Lion Hotels Corp. (a)	319,919	2,552,954
Ruth's Hospitality Group, Inc.	24,052	611,402
Six Flags Entertainment Corp.	108,186	6,027,042
Texas Roadhouse, Inc. Class A	55,320	3,502,309
The Cheesecake Factory, Inc. (b)	108,269	5,121,124
U.S. Foods Holding Corp. (a)	344,483	12,139,581
Vail Resorts, Inc.	84,161	17,538,311
Wingstop, Inc.	63,711	4,243,790
Wyndham Destinations, Inc.	126,783	5,709,038
		177,151,871
Household Durables - 1.1%
Beazer Homes U.S.A., Inc. (a)	201,100	2,437,332
Cavco Industries, Inc. (a)	21,470	2,972,092
D.R. Horton, Inc.	213,745	8,312,543
Ethan Allen Interiors, Inc.	20,323	408,086
Garmin Ltd.	99,094	8,320,923
Helen of Troy Ltd. (a)	24,029	2,693,891
iRobot Corp. (a)(b)	17,253	2,157,660
KB Home	268,694	6,128,910
La-Z-Boy, Inc.	147,930	5,090,271
Leggett & Platt, Inc.	107,914	4,901,454
Lennar Corp. Class A	138,958	6,667,205
LGI Homes, Inc. (a)	71,700	4,237,470
M.D.C. Holdings, Inc.	213,386	6,154,052
PulteGroup, Inc.	155,000	4,185,000
Sonos, Inc. (b)	268,576	2,774,390
Taylor Morrison Home Corp. (a)	367,604	6,164,719
Toll Brothers, Inc.	158,280	5,634,768
TopBuild Corp. (a)	23,001	1,368,560
Whirlpool Corp.	39,900	5,646,249
William Lyon Homes, Inc. (a)	100,530	1,422,500
		87,678,075
Internet & Direct Marketing Retail - 0.8%
Etsy, Inc. (a)	131,381	9,363,524
Expedia, Inc.	7,226	891,038
GrubHub, Inc. (a)(b)	260,378	21,241,637
Liberty Interactive Corp. QVC Group Series A (a)	79,588	1,433,380
NutriSystem, Inc.	25,313	1,095,547
PetMed Express, Inc. (b)	17,695	407,870
Shutterfly, Inc. (a)	106,305	4,763,527
Shutterstock, Inc.	403,311	18,685,399
Stamps.com, Inc. (a)	33,970	3,192,840
Wayfair LLC Class A (a)	41,650	6,900,572
		67,975,334
Leisure Products - 0.5%
Brunswick Corp.	479,630	25,295,686
Polaris Industries, Inc.	208,081	17,734,744
Sturm, Ruger & Co., Inc.	16,355	931,417
		43,961,847
Multiline Retail - 0.3%
Dillard's, Inc. Class A (b)	46,400	3,644,256
Dollar Tree, Inc. (a)	19,289	1,858,109
Kohl's Corp.	96,200	6,496,386
Ollie's Bargain Outlet Holdings, Inc. (a)	107,971	9,525,202
Tuesday Morning Corp. (a)(b)	840,456	2,311,254
		23,835,207
Specialty Retail - 2.4%
Aaron's, Inc. Class A	384,835	20,892,692
Advance Auto Parts, Inc.	37,712	6,101,047
America's Car Mart, Inc. (a)	86,920	7,092,672
American Eagle Outfitters, Inc.	171,000	3,488,400
Bed Bath & Beyond, Inc. (b)	131,103	2,193,353
Burlington Stores, Inc. (a)	73,771	12,521,890
Conn's, Inc. (a)	204,108	4,814,908
DSW, Inc. Class A	61,600	1,823,976
Five Below, Inc. (a)	77,564	9,334,827
Foot Locker, Inc.	272,892	16,242,532
Gap, Inc.	457,639	11,624,031
Group 1 Automotive, Inc.	75,582	4,699,689
Haverty Furniture Companies, Inc.	104,300	2,540,748
Lithia Motors, Inc. Class A (sub. vtg.)	75,850	6,846,980
Michaels Companies, Inc. (a)	354,418	5,011,471
Monro, Inc.	26,340	2,010,005
Office Depot, Inc.	995,000	3,452,650
Penske Automotive Group, Inc.	90,200	4,008,488
Ross Stores, Inc.	39,974	3,790,734
Sally Beauty Holdings, Inc. (a)	1,381,415	24,962,169
Shoe Carnival, Inc. (b)	11,434	436,093
Signet Jewelers Ltd.	207,346	5,828,496
Sleep Number Corp. (a)	38,741	1,691,045
Sonic Automotive, Inc. Class A (sub. vtg.)	111,800	1,680,354
The Buckle, Inc. (b)	24,053	461,577
The Children's Place Retail Stores, Inc.	74,626	7,131,261
Tractor Supply Co.	119,260	11,371,441
Ulta Beauty, Inc. (a)	21,314	6,660,412
Urban Outfitters, Inc. (a)	71,662	2,210,773
Williams-Sonoma, Inc. (b)	70,210	4,083,414
		195,008,128
Textiles, Apparel & Luxury Goods - 1.9%
Capri Holdings Ltd. (a)	97,800	4,459,680
Carter's, Inc.	220,719	21,506,859
Hanesbrands, Inc.	1,247,955	23,199,483
lululemon athletica, Inc. (a)	92,153	13,861,654
Oxford Industries, Inc.	9,279	733,319
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	1,873,104	62,992,488
Stelco Holdings, Inc.	286,751	4,288,354
Steven Madden Ltd.	206,762	6,821,078
Under Armour, Inc. Class C (non-vtg.) (a)	370,115	7,431,909
Wolverine World Wide, Inc.	205,703	7,355,939
		152,650,763

TOTAL CONSUMER DISCRETIONARY		1,028,331,202

CONSUMER STAPLES - 2.2%
Beverages - 0.2%
Boston Beer Co., Inc. Class A (a)	7,790	2,434,842
Constellation Brands, Inc. Class A (sub. vtg.)	11,480	1,941,957
Cott Corp.	432,605	6,493,401
National Beverage Corp. (b)	10,034	688,232
Primo Water Corp. (a)	254,937	3,739,926
		15,298,358
Food & Staples Retailing - 0.5%
Casey's General Stores, Inc.	31,417	4,233,127
Performance Food Group Co. (a)	652,607	25,144,948
SpartanNash Co.	65,200	1,237,496
Sprouts Farmers Market LLC (a)	228,660	5,332,351
Weis Markets, Inc.	59,580	2,997,470
Welbilt, Inc. (a)	68,980	1,101,611
		40,047,003
Food Products - 1.1%
Darling International, Inc. (a)	211,217	4,642,550
Farmer Brothers Co. (a)	102,239	2,438,400
Flowers Foods, Inc.	146,792	3,004,832
Fresh Del Monte Produce, Inc.	107,072	2,963,753
Ingredion, Inc.	224,896	20,791,635
Lamb Weston Holdings, Inc.	245,276	17,000,080
Lancaster Colony Corp.	16,785	2,631,384
Nomad Foods Ltd. (a)	596,169	11,982,997
Pilgrim's Pride Corp. (a)	199,300	3,920,231
Post Holdings, Inc. (a)	46,602	4,747,812
The J.M. Smucker Co.	53,000	5,613,230
The Simply Good Foods Co. (a)	385,010	7,877,305
		87,614,209
Household Products - 0.2%
Central Garden & Pet Co. Class A (non-vtg.) (a)	87,688	2,442,111
Church & Dwight Co., Inc.	81,314	5,350,461
Energizer Holdings, Inc.	137,974	6,330,247
WD-40 Co. (b)	12,220	2,187,013
		16,309,832
Personal Products - 0.2%
CV Sciences, Inc. (a)(b)	186,494	895,171
Edgewell Personal Care Co. (a)	36,676	1,626,947
elf Beauty, Inc. (a)(b)	435,700	3,463,815
Herbalife Nutrition Ltd. (a)	120,318	6,749,840
MediFast, Inc.	9,601	1,223,455
Natural Health Trends Corp. (b)	5,423	68,981
Nu Skin Enterprises, Inc. Class A	41,638	2,502,860
USANA Health Sciences, Inc. (a)	9,040	890,440
		17,421,509
Tobacco - 0.0%
Universal Corp.	53,758	3,190,000

TOTAL CONSUMER STAPLES		179,880,911

ENERGY - 3.6%
Energy Equipment & Services - 1.0%
Core Laboratories NV (b)	125,202	8,114,342
Dril-Quip, Inc. (a)	187,439	7,986,776
Forum Energy Technologies, Inc. (a)	218,402	1,273,284
Helix Energy Solutions Group, Inc. (a)	126,206	933,924
Helmerich & Payne, Inc.	113,295	6,140,589
McDermott International, Inc. (a)	424,665	3,601,159
Oceaneering International, Inc. (a)	221,474	3,421,773
Oil States International, Inc. (a)	237,189	4,065,419
Patterson-UTI Energy, Inc.	1,693,637	22,457,627
RigNet, Inc. (a)	292,697	4,530,950
RPC, Inc. (b)	809,944	8,706,898
Superior Energy Services, Inc. (a)	266,139	1,245,531
TechnipFMC PLC	143,870	3,206,862
U.S. Silica Holdings, Inc. (b)	242,651	3,615,500
		79,300,634
Oil, Gas & Consumable Fuels - 2.6%
Abraxas Petroleum Corp. (a)	3,228,401	4,035,501
Arch Coal, Inc.	21,000	1,956,360
Ardmore Shipping Corp. (a)	201,756	1,135,886
Cabot Oil & Gas Corp.	571,539	14,071,290
Canacol Energy Ltd. (a)(b)	1,417,359	4,803,694
Carrizo Oil & Gas, Inc. (a)	239,500	2,629,710
Cheniere Energy, Inc. (a)	77,683	5,006,669
Cimarex Energy Co.	248,189	17,847,271
Delek U.S. Holdings, Inc.	190,763	6,749,195
Diamondback Energy, Inc.	187,890	19,339,518
Earthstone Energy, Inc. (a)	413,671	2,726,092
Encana Corp.	550,858	3,993,721
Enerplus Corp.	472,419	4,164,338
Equitrans Midstream Corp.	53,019	935,255
Euronav NV (b)	488,228	3,870,685
Extraction Oil & Gas, Inc. (a)	207,603	871,933
Gulfport Energy Corp. (a)	994,439	7,617,403
HollyFrontier Corp.	90,700	4,643,840
Jagged Peak Energy, Inc. (a)	130,272	1,233,676
Kosmos Energy Ltd.	611,811	3,915,590
Laredo Petroleum, Inc. (a)	135,500	464,765
Marathon Oil Corp.	138,472	2,298,635
Marathon Petroleum Corp.	105,650	6,551,357
Matador Resources Co. (a)(b)	373,404	6,945,314
Oasis Petroleum, Inc. (a)	670,957	3,750,650
Parsley Energy, Inc. Class A (a)	948,602	17,207,640
PBF Energy, Inc. Class A	355,508	11,045,634
PDC Energy, Inc. (a)	207,565	7,694,435
QEP Resources, Inc. (a)	1,632,827	12,670,738
Scorpio Tankers, Inc.	155,011	2,853,753
SM Energy Co.	274,794	4,490,134
Southwestern Energy Co. (a)	800,000	3,384,000
SRC Energy, Inc. (a)	707,100	3,252,660
Sundance Energy Australia Ltd. (a)	3,722,165	1,042,926
Valero Energy Corp.	45,765	3,732,593
W&T Offshore, Inc. (a)	660,000	3,438,600
Whiting Petroleum Corp. (a)	99,304	2,420,038
World Fuel Services Corp.	325,202	9,004,843
		213,796,342

TOTAL ENERGY		293,096,976

FINANCIALS - 14.2%
Banks - 5.3%
Associated Banc-Corp.	265,084	6,171,156
Bank of Hawaii Corp.	35,757	2,940,298
Bank OZK	323,458	10,609,422
BankUnited, Inc.	911,593	33,264,029
Berkshire Hills Bancorp, Inc.	84,000	2,630,880
Boston Private Financial Holdings, Inc.	134,473	1,598,884
Cadence Bancorp Class A	815,704	16,305,923
Cathay General Bancorp	102,900	3,996,636
Centerstate Banks of Florida, Inc.	120,867	3,198,141
Central Pacific Financial Corp.	52,586	1,534,459
CIT Group, Inc.	136,200	6,942,114
Citizens Financial Group, Inc.	387,700	14,321,638
Columbia Banking Systems, Inc.	33,038	1,251,479
Comerica, Inc.	79,451	6,920,977
Commerce Bancshares, Inc.	152,540	9,599,342
Cullen/Frost Bankers, Inc.	122,955	12,747,974
East West Bancorp, Inc.	208,987	11,412,780
First Bancorp, Puerto Rico	383,261	4,411,334
First Citizens Bancshares, Inc.	6,747	2,945,605
First Financial Bankshares, Inc. (b)	53,319	3,457,737
First Hawaiian, Inc.	584,708	15,763,728
First Horizon National Corp.	511,319	7,991,916
First Interstate Bancsystem, Inc.	76,156	3,171,136
First Merchants Corp.	79,138	3,196,384
First Midwest Bancorp, Inc., Delaware	135,523	3,137,357
First Republic Bank	90,847	9,537,118
Fulton Financial Corp.	239,600	4,116,328
Hancock Whitney Corp.	156,697	6,844,525
Hanmi Financial Corp.	203,748	4,702,504
Hope Bancorp, Inc.	395,500	5,766,390
Huntington Bancshares, Inc.	500,257	7,208,703
IBERIABANK Corp.	177,907	13,917,665
KeyCorp	420,100	7,418,966
Live Oak Bancshares, Inc. (b)	19,182	310,940
Merchants Bancorp/IN	5,502	114,717
PacWest Bancorp	89,800	3,683,596
Peapack-Gladstone Financial Corp.	57,361	1,668,058
Peoples Bancorp, Inc.	40,051	1,335,300
Preferred Bank, Los Angeles	59,099	3,027,051
Regions Financial Corp.	365,500	5,994,200
ServisFirst Bancshares, Inc.	38,096	1,332,217
Signature Bank	116,837	15,861,791
Sterling Bancorp	370,587	7,534,034
SVB Financial Group (a)	126,210	31,194,064
Synovus Financial Corp.	369,933	14,678,941
TCF Financial Corp.	398,100	9,116,490
Texas Capital Bancshares, Inc. (a)	115,545	7,051,711
Umpqua Holdings Corp.	572,470	10,407,505
United Community Bank, Inc.	130,200	3,605,238
Webster Financial Corp.	129,128	7,414,530
Western Alliance Bancorp. (a)	345,937	16,006,505
Wintrust Financial Corp.	189,356	13,949,857
Zions Bancorporation	398,828	20,380,111
		423,700,384
Capital Markets - 2.7%
Affiliated Managers Group, Inc.	20,000	2,192,200
Ares Capital Corp.	112,534	1,949,089
Artisan Partners Asset Management, Inc.	34,487	907,008
Cboe Global Markets, Inc.	34,167	3,276,957
Cohen & Steers, Inc.	17,405	726,833
Diamond Hill Investment Group, Inc.	2,678	380,169
E*TRADE Financial Corp.	457,445	22,410,231
Eaton Vance Corp. (non-vtg.)	271,651	11,368,594
Evercore, Inc. Class A	66,988	6,169,595
FactSet Research Systems, Inc.	79,213	18,628,521
Federated Investors, Inc. Class B (non-vtg.)	80,180	2,385,355
Houlihan Lokey	17,954	825,525
Janus Henderson Group PLC	152,369	3,733,041
Lazard Ltd. Class A	841,676	31,503,933
Legg Mason, Inc.	202,200	5,914,350
LPL Financial	322,361	24,309,243
MarketAxess Holdings, Inc.	38,249	9,328,166
Moelis & Co. Class A	231,262	10,316,598
Morningstar, Inc.	79,165	10,019,122
Newtek Business Services Corp. (b)	142,900	2,835,136
Oaktree Specialty Lending Corp.	547,600	2,847,520
Prospect Capital Corp.	398,500	2,729,725
Raymond James Financial, Inc.	154,888	12,790,651
Stifel Financial Corp.	256,501	13,961,349
T. Rowe Price Group, Inc.	79,414	7,975,548
Waddell & Reed Financial, Inc. Class A (b)	131,564	2,435,250
WisdomTree Investments, Inc.	1,188,480	9,246,374
		221,166,083
Consumer Finance - 1.3%
Ally Financial, Inc.	471,936	12,784,746
Credit Acceptance Corp. (a)	10,865	4,779,079
First Cash Financial Services, Inc.	112,061	9,823,267
Green Dot Corp. Class A (a)	112,711	7,275,495
Navient Corp.	915,855	11,191,748
Nelnet, Inc. Class A	97,568	5,348,678
OneMain Holdings, Inc.	467,276	15,420,108
PRA Group, Inc. (a)	84,049	2,705,537
Regional Management Corp. (a)	68,700	1,867,953
SLM Corp.	2,636,314	29,131,270
		100,327,881
Disc-Real Estate Inv Trusts - 0.1%
MGM Growth Properties LLC	235,575	7,246,287
Diversified Financial Services - 0.5%
Banco Latinoamericano de Comercio Exterior SA Series E	75,700	1,583,644
Donnelley Financial Solutions, Inc. (a)	22,693	322,468
Focus Financial Partners, Inc. Class A	171,653	6,497,066
Jefferies Financial Group, Inc.	667,579	13,531,826
On Deck Capital, Inc. (a)	1,337,998	8,215,308
Voya Financial, Inc.	245,639	12,421,964
		42,572,276
Insurance - 3.0%
Alleghany Corp.	7,057	4,537,369
American Financial Group, Inc.	75,968	7,570,971
Assurant, Inc.	15,296	1,575,335
Assured Guaranty Ltd.	282,177	11,783,712
Athene Holding Ltd. (a)	44,676	1,990,316
Axis Capital Holdings Ltd.	140,686	8,028,950
Brown & Brown, Inc.	193,788	5,740,001
Cincinnati Financial Corp.	95,694	8,308,153
CNA Financial Corp.	293,792	12,697,690
CNO Financial Group, Inc.	339,200	5,776,576
Crawford & Co. Class B	166,972	1,716,472
Erie Indemnity Co. Class A	15,927	2,838,510
Everest Re Group Ltd.	102,774	23,238,229
FBL Financial Group, Inc. Class A	8,291	579,292
First American Financial Corp.	349,275	17,739,677
FNF Group	39,917	1,400,688
Genworth Financial, Inc. Class A (a)	149,800	579,726
Hanover Insurance Group, Inc.	65,340	7,756,511
HCI Group, Inc.	62,822	2,899,864
Heritage Insurance Holdings, Inc.	151,238	2,256,471
Kemper Corp.	38,631	3,210,236
Kinsale Capital Group, Inc.	153,664	10,258,609
Lincoln National Corp.	116,200	7,264,824
Maiden Holdings Ltd.	141,900	174,537
National General Holdings Corp.	286,294	7,389,248
Old Republic International Corp.	609,384	12,711,750
Primerica, Inc.	39,482	4,936,829
ProAssurance Corp.	191,115	7,759,269
Reinsurance Group of America, Inc.	145,247	20,986,739
RLI Corp.	151,702	10,698,025
Selective Insurance Group, Inc.	72,066	4,753,473
Torchmark Corp.	73,614	6,077,572
Universal Insurance Holdings, Inc.	115,897	4,524,619
Unum Group	241,300	9,014,968
White Mountains Insurance Group Ltd.	4,381	4,115,468
		242,890,679
Mortgage Real Estate Investment Trusts - 0.6%
AGNC Investment Corp.	232,678	4,106,767
Annaly Capital Management, Inc.	225,479	2,284,102
Ares Commercial Real Estate Corp.	117,368	1,791,036
Blackstone Mortgage Trust, Inc. (b)	91,773	3,164,333
Chimera Investment Corp.	176,100	3,256,089
MFA Financial, Inc.	1,083,382	7,876,187
New York Mortgage Trust, Inc. (b)	403,200	2,419,200
Redwood Trust, Inc.	219,495	3,358,274
Starwood Property Trust, Inc.	419,404	9,407,232
Two Harbors Investment Corp.	816,259	11,321,512
		48,984,732
Real Estate Management & Development - 0.0%
The RMR Group, Inc.	6,081	435,096
Thrifts & Mortgage Finance - 0.7%
Axos Financial, Inc. (a)	151,990	4,906,237
Essent Group Ltd. (a)	481,120	20,755,517
Farmer Mac Class C (non-vtg.)	25,700	2,104,059
LendingTree, Inc. (a)(b)	22,370	7,134,912
MGIC Investment Corp. (a)	386,100	5,011,578
Radian Group, Inc.	388,371	7,907,234
Sterling Bancorp, Inc.	12,784	128,991
Walker & Dunlop, Inc.	199,707	11,143,651
		59,092,179

TOTAL FINANCIALS		1,146,415,597

HEALTH CARE - 11.1%
Biotechnology - 2.2%
Agios Pharmaceuticals, Inc. (a)(b)	77,710	5,041,048
Aimmune Therapeutics, Inc. (a)(b)	152,987	3,685,457
Akebia Therapeutics, Inc. (a)	198,909	1,448,058
Allogene Therapeutics, Inc. (b)	53,020	1,680,204
Alnylam Pharmaceuticals, Inc. (a)	20,857	1,772,845
Amicus Therapeutics, Inc. (a)(b)	114,327	1,383,357
Arena Pharmaceuticals, Inc. (a)	28,969	1,446,132
Ascendis Pharma A/S sponsored ADR (a)	29,572	2,153,433
Atara Biotherapeutics, Inc. (a)	131,846	4,721,405
BeiGene Ltd. ADR (a)	15,700	2,151,685
Biohaven Pharmaceutical Holding Co. Ltd. (a)	55,128	2,424,529
BioMarin Pharmaceutical, Inc. (a)	44,892	4,186,628
bluebird bio, Inc. (a)	12,527	1,944,441
Blueprint Medicines Corp. (a)	52,136	4,285,058
Clovis Oncology, Inc. (a)(b)	37,616	1,139,012
DBV Technologies SA sponsored ADR (a)(b)	338,383	2,754,438
Emergent BioSolutions, Inc. (a)	119,065	6,947,443
Exact Sciences Corp. (a)	200,420	18,238,220
Exelixis, Inc. (a)	85,085	1,905,053
FibroGen, Inc. (a)	27,777	1,605,511
Gossamer Bio, Inc.	60,087	1,311,699
Heron Therapeutics, Inc. (a)(b)	201,291	5,328,173
Immunomedics, Inc. (a)(b)	367,097	5,785,449
Incyte Corp. (a)	36,930	3,184,474
Insmed, Inc. (a)	68,973	2,045,049
Ionis Pharmaceuticals, Inc. (a)	32,798	2,328,330
Ligand Pharmaceuticals, Inc. Class B (a)(b)	143,386	17,791,335
Madrigal Pharmaceuticals, Inc. (a)(b)	11,960	1,570,109
Myriad Genetics, Inc. (a)	137,456	4,265,260
Neurocrine Biosciences, Inc. (a)	232,099	17,929,648
Progenics Pharmaceuticals, Inc. (a)	139,590	616,988
Puma Biotechnology, Inc. (a)	94,974	2,641,227
Rubius Therapeutics, Inc. (b)	99,436	1,579,044
Sage Therapeutics, Inc. (a)	91,447	14,562,935
Sarepta Therapeutics, Inc. (a)	41,374	5,967,786
Seattle Genetics, Inc. (a)	22,172	1,646,936
Spectrum Pharmaceuticals, Inc. (a)	419,631	4,536,211
Ultragenyx Pharmaceutical, Inc. (a)	54,131	3,471,962
United Therapeutics Corp. (a)	40,600	5,127,374
Viking Therapeutics, Inc. (a)(b)	349,296	2,937,579
		175,541,525
Health Care Equipment & Supplies - 2.7%
Anika Therapeutics, Inc. (a)	12,433	405,689
Atrion Corp.	1,211	952,294
AxoGen, Inc. (a)	341,594	6,305,825
Cantel Medical Corp.	28,812	2,118,258
CONMED Corp.	39,886	3,067,233
DexCom, Inc. (a)	87,507	12,192,350
Endologix, Inc. (a)	939,922	489,793
Globus Medical, Inc. (a)	78,310	3,812,914
Hill-Rom Holdings, Inc.	34,937	3,705,069
ICU Medical, Inc. (a)	21,790	5,355,110
IDEXX Laboratories, Inc. (a)	80,657	17,021,047
Inogen, Inc. (a)	25,435	2,733,245
Insulet Corp. (a)(b)	95,651	8,982,585
Integra LifeSciences Holdings Corp. (a)	96,286	5,304,396
LeMaitre Vascular, Inc.	10,574	316,374
LivaNova PLC (a)	18,653	1,738,460
Masimo Corp. (a)	97,044	12,739,936
Meridian Bioscience, Inc.	34,096	582,019
Merit Medical Systems, Inc. (a)	49,799	2,775,298
Neogen Corp. (a)	43,342	2,685,470
Nevro Corp. (a)	173,883	8,010,790
Penumbra, Inc. (a)	41,783	5,585,134
Quidel Corp. (a)	130,118	8,530,536
Steris PLC	208,982	25,278,463
Teleflex, Inc.	68,984	19,994,323
The Cooper Companies, Inc.	103,425	29,578,516
West Pharmaceutical Services, Inc.	225,319	23,602,165
Zimmer Biomet Holdings, Inc.	59,376	7,369,749
		221,233,041
Health Care Providers & Services - 2.4%
Acadia Healthcare Co., Inc. (a)	113,903	2,994,510
Amedisys, Inc. (a)	63,623	7,908,339
American Renal Associates Holdings, Inc. (a)	9,846	122,977
Centene Corp. (a)	237,890	14,485,122
Chemed Corp.	34,843	11,480,769
Corvel Corp. (a)	8,570	576,761
Covetrus, Inc. (a)	81,609	2,919,970
Elanco Animal Health, Inc. (b)	85,897	2,597,525
Encompass Health Corp.	287,840	18,174,218
G1 Therapeutics, Inc. (a)	169,995	3,138,108
Guardant Health, Inc. (b)	35,425	2,360,722
HealthEquity, Inc. (a)	132,699	10,679,616
Henry Schein, Inc. (a)	204,024	12,098,623
Laboratory Corp. of America Holdings (a)	40,440	5,994,826
LHC Group, Inc. (a)	34,810	3,818,309
MEDNAX, Inc. (a)	285,112	9,383,036
Molina Healthcare, Inc. (a)	161,210	21,703,702
National Vision Holdings, Inc. (a)	225,721	7,584,226
OptiNose, Inc. (a)(b)	124,567	924,287
Owens & Minor, Inc.	163,100	1,017,744
Patterson Companies, Inc.	81,883	1,846,462
PetIQ, Inc. Class A (a)(b)	52,623	1,584,479
Premier, Inc. (a)	436,919	15,982,497
Quest Diagnostics, Inc.	80,100	6,932,655
U.S. Physical Therapy, Inc.	10,558	1,163,914
Wellcare Health Plans, Inc. (a)	94,804	24,040,398
		191,513,795
Health Care Technology - 0.7%
Evolent Health, Inc. (a)	412,105	5,435,665
Medidata Solutions, Inc. (a)	340,031	25,509,126
Teladoc Health, Inc. (a)(b)	194,039	12,488,350
Veeva Systems, Inc. Class A (a)	149,574	17,636,270
		61,069,411
Life Sciences Tools & Services - 1.2%
Bio-Rad Laboratories, Inc. Class A (a)	36,007	9,754,296
Bruker Corp.	91,262	3,487,121
Charles River Laboratories International, Inc. (a)	125,668	17,866,220
ICON PLC (a)	122,780	17,186,744
IQVIA Holdings, Inc. (a)	51,839	7,262,644
Medpace Holdings, Inc. (a)	6,318	347,174
PerkinElmer, Inc.	159,410	15,010,046
PRA Health Sciences, Inc. (a)	61,891	6,621,099
Syneos Health, Inc. (a)	469,116	19,594,975
		97,130,319
Pharmaceuticals - 1.9%
Aclaris Therapeutics, Inc. (a)	73,893	478,827
Aerie Pharmaceuticals, Inc. (a)	240,868	11,241,310
Catalent, Inc. (a)	569,510	24,614,222
Collegium Pharmaceutical, Inc. (a)	98,529	1,733,125
GW Pharmaceuticals PLC ADR (a)(b)	12,748	2,192,783
Horizon Pharma PLC (a)	294,560	8,545,186
Jazz Pharmaceuticals PLC (a)	168,225	23,556,547
Lannett Co., Inc. (a)(b)	177,600	1,671,216
Mallinckrodt PLC (a)	152,186	3,798,563
Mylan NV (a)	262,524	6,928,008
Nektar Therapeutics (a)	112,758	4,571,209
Pacira Pharmaceuticals, Inc. (a)	76,593	3,154,100
Perrigo Co. PLC	49,868	2,428,572
Prestige Brands Holdings, Inc. (a)	566,118	16,564,613
Reata Pharmaceuticals, Inc. (a)	18,281	1,724,630
Revance Therapeutics, Inc. (a)	333,062	5,642,070
Supernus Pharmaceuticals, Inc. (a)	175,147	7,153,003
TherapeuticsMD, Inc. (a)(b)	2,757,592	15,773,426
Zogenix, Inc. (a)	185,670	9,790,379
		151,561,789

TOTAL HEALTH CARE		898,049,880

INDUSTRIALS - 16.3%
Aerospace & Defense - 1.1%
AAR Corp.	127,132	4,644,132
Curtiss-Wright Corp.	46,704	5,758,136
Esterline Technologies Corp. (a)	25,495	3,104,016
HEICO Corp. Class A	183,850	14,706,162
Hexcel Corp.	157,800	11,383,692
Huntington Ingalls Industries, Inc.	50,915	10,662,110
National Presto Industries, Inc. (b)	4,253	476,931
Spirit AeroSystems Holdings, Inc. Class A	195,700	19,335,160
Teledyne Technologies, Inc. (a)	56,631	13,367,181
Wesco Aircraft Holdings, Inc. (a)	319,890	2,715,866
		86,153,386
Air Freight & Logistics - 0.5%
Air Transport Services Group, Inc. (a)	105,070	2,444,979
Atlas Air Worldwide Holdings, Inc. (a)	145,871	7,839,108
Echo Global Logistics, Inc. (a)	84,607	2,032,260
Expeditors International of Washington, Inc.	47,587	3,566,646
Forward Air Corp.	251,662	16,269,948
XPO Logistics, Inc. (a)	168,959	8,507,086
		40,660,027
Airlines - 0.9%
Air Canada (a)	342,564	8,619,092
Alaska Air Group, Inc.	346,177	21,359,121
Azul SA sponsored ADR (a)	159,880	4,759,628
Hawaiian Holdings, Inc.	206,982	6,157,715
JetBlue Airways Corp. (a)	520,555	8,693,269
SkyWest, Inc.	437,629	23,649,471
		73,238,296
Building Products - 1.1%
Allegion PLC	138,296	12,441,108
Apogee Enterprises, Inc.	25,047	893,927
Armstrong World Industries, Inc.	75,680	5,538,262
CSW Industrials, Inc. (a)	13,631	773,968
Fortune Brands Home & Security, Inc.	330,841	15,589,228
Lennox International, Inc.	22,870	5,608,868
Masonite International Corp. (a)	87,560	4,855,202
Owens Corning	291,743	14,566,728
Patrick Industries, Inc. (a)	203,277	9,190,153
Trex Co., Inc. (a)	53,580	4,015,821
Universal Forest Products, Inc.	161,594	5,004,566
USG Corp.	162,837	7,019,903
		85,497,734
Commercial Services & Supplies - 3.1%
ABM Industries, Inc.	458,527	16,351,073
ACCO Brands Corp.	467,747	4,350,047
ADS Waste Holdings, Inc. (a)	10,100	267,852
Brady Corp. Class A	327,071	15,473,729
BrightView Holdings, Inc.	430,620	5,813,370
Casella Waste Systems, Inc. Class A (a)	44,203	1,559,482
Charah Solutions, Inc.	173,932	1,054,028
Cimpress NV (a)	121,223	10,000,898
Clean Harbors, Inc. (a)	397,493	27,029,524
Copart, Inc. (a)	243,876	14,308,205
Covanta Holding Corp.	277,551	4,712,816
Deluxe Corp.	115,492	5,373,843
Evoqua Water Technologies Corp. (a)	415,272	5,639,394
Healthcare Services Group, Inc. (b)	77,387	2,954,636
Herman Miller, Inc.	386,574	14,179,534
KAR Auction Services, Inc.	642,651	30,300,995
MSA Safety, Inc.	87,280	9,023,879
Multi-Color Corp.	292,942	14,603,159
Pitney Bowes, Inc.	367,000	2,638,730
Republic Services, Inc.	36,500	2,862,695
Ritchie Brothers Auctioneers, Inc.	196,619	7,373,213
Rollins, Inc.	123,935	4,915,262
Steelcase, Inc. Class A	598,453	10,478,912
Tetra Tech, Inc.	125,019	7,503,640
The Brink's Co.	38,796	3,061,780
UniFirst Corp.	13,052	1,877,139
Waste Connection, Inc. (United States)	336,994	28,105,300
		251,813,135
Construction & Engineering - 0.6%
AECOM (a)	274,528	8,499,387
Aegion Corp. (a)	62,756	1,089,444
Comfort Systems U.S.A., Inc.	31,106	1,667,904
Dycom Industries, Inc. (a)	38,480	1,734,678
Fluor Corp.	45,832	1,723,283
Granite Construction, Inc.	151,678	7,062,128
Jacobs Engineering Group, Inc.	76,190	5,621,298
Quanta Services, Inc.	205,387	7,319,993
Tutor Perini Corp. (a)	410,740	7,730,127
Williams Scotsman Corp. (a)	655,530	6,679,851
		49,128,093
Electrical Equipment - 1.2%
Acuity Brands, Inc.	66,529	8,656,753
AMETEK, Inc.	68,432	5,445,819
EnerSys	149,632	11,045,834
Generac Holdings, Inc. (a)	274,595	14,158,118
Hubbell, Inc. Class B	32,842	3,876,998
Regal Beloit Corp.	214,639	17,978,163
Rockwell Automation, Inc.	47,618	8,502,670
Sensata Technologies, Inc. PLC (a)	490,451	24,880,579
		94,544,934
Industrial Conglomerates - 0.1%
Carlisle Companies, Inc.	40,489	4,983,386
Machinery - 4.0%
Allison Transmission Holdings, Inc.	326,233	16,213,780
Altra Industrial Motion Corp.	73,790	2,347,260
Apergy Corp. (a)	83,259	3,495,213
Cactus, Inc. (a)	91,498	3,317,717
CIRCOR International, Inc. (a)	39,436	1,243,417
Donaldson Co., Inc.	113,839	5,872,954
Douglas Dynamics, Inc.	192,107	8,103,073
EnPro Industries, Inc.	37,552	2,575,692
Gardner Denver Holdings, Inc. (a)	213,602	5,735,214
Gates Industrial Corp. PLC (a)	702,562	11,311,248
Global Brass & Copper Holdings, Inc.	81,000	2,733,750
Graco, Inc.	144,006	6,762,522
Greenbrier Companies, Inc.	85,800	3,539,250
Hillenbrand, Inc.	54,357	2,407,472
Hyster-Yale Materials Handling Class A	27,100	1,833,586
IDEX Corp.	76,035	10,956,644
John Bean Technologies Corp.	151,788	14,222,536
Kennametal, Inc.	549,605	20,714,612
Lincoln Electric Holdings, Inc.	351,428	30,370,408
Meritor, Inc. (a)	219,680	4,894,470
Middleby Corp. (a)	135,013	16,551,244
Nordson Corp.	115,429	15,670,641
Oshkosh Corp.	160,864	12,516,828
Proto Labs, Inc. (a)	37,430	4,229,216
RBC Bearings, Inc. (a)	99,648	13,965,667
Snap-On, Inc.	78,691	12,590,560
SPX Flow, Inc. (a)	99,667	3,440,505
Tennant Co.	187,725	11,864,220
Terex Corp.	242,476	8,144,769
Timken Co.	179,128	7,772,364
Toro Co.	550,124	37,727,504
Wabtec Corp. (b)	107,447	7,871,567
Woodward, Inc.	113,137	10,899,619
Xylem, Inc.	35,584	2,688,371
		324,583,893
Marine - 0.2%
Kirby Corp. (a)	265,010	19,669,042
Matson, Inc.	19,138	691,073
		20,360,115
Professional Services - 1.1%
Asgn, Inc. (a)	136,510	8,792,609
Barrett Business Services, Inc.	6,245	490,482
CoStar Group, Inc. (a)	21,285	9,738,526
Equifax, Inc.	69,528	7,614,011
Exponent, Inc.	44,124	2,498,742
Forrester Research, Inc.	8,638	433,628
FTI Consulting, Inc. (a)	67,201	4,983,626
Huron Consulting Group, Inc. (a)	38,036	1,742,810
Insperity, Inc.	32,648	4,122,463
Kforce, Inc.	20,806	770,030
Manpower, Inc.	152,997	12,889,997
Navigant Consulting, Inc.	124,532	2,564,114
Nielsen Holdings PLC	286,155	7,497,261
Robert Half International, Inc.	111,105	7,576,250
TransUnion Holding Co., Inc.	59,457	3,838,544
TriNet Group, Inc. (a)	256,256	15,705,930
		91,259,023
Road & Rail - 1.1%
Covenant Transport Group, Inc. Class A (a)	154,631	3,527,133
Heartland Express, Inc.	657,502	13,209,215
J.B. Hunt Transport Services, Inc.	31,439	3,385,037
Kansas City Southern	51,424	5,586,703
Knight-Swift Transportation Holdings, Inc. Class A (b)	905,947	30,466,998
Landstar System, Inc.	142,282	15,463,208
Ryder System, Inc.	66,500	4,133,640
Schneider National, Inc. Class B	112,310	2,458,466
U.S. Xpress Enterprises, Inc.	409,577	3,583,799
Werner Enterprises, Inc.	167,497	5,783,671
		87,597,870
Trading Companies & Distributors - 1.3%
Air Lease Corp. Class A	185,062	6,913,916
Applied Industrial Technologies, Inc.	156,878	9,120,887
Beacon Roofing Supply, Inc. (a)	39,439	1,430,453
BMC Stock Holdings, Inc. (a)	420,928	8,052,353
CAI International, Inc. (a)	103,154	2,430,308
HD Supply Holdings, Inc. (a)	55,077	2,368,862
MRC Global, Inc. (a)	319,190	5,381,543
MSC Industrial Direct Co., Inc. Class A	288,927	24,388,328
SiteOne Landscape Supply, Inc. (a)	133,464	7,168,351
Systemax, Inc.	45,577	923,390
Triton International Ltd.	186,565	6,139,854
United Rentals, Inc. (a)	143,343	19,292,534
Watsco, Inc.	20,913	3,009,172
WESCO International, Inc. (a)	110,094	5,994,618
		102,614,569

TOTAL INDUSTRIALS		1,312,434,461

INFORMATION TECHNOLOGY - 19.3%
Communications Equipment - 1.2%
Arista Networks, Inc. (a)	22,530	6,426,683
CalAmp Corp. (a)	88,226	1,226,341
Ciena Corp. (a)	892,930	38,092,394
CommScope Holding Co., Inc. (a)	72,411	1,687,900
F5 Networks, Inc. (a)	80,659	13,562,004
Finisar Corp. (a)	146,110	3,578,234
Juniper Networks, Inc.	304,600	8,248,568
KVH Industries, Inc. (a)	142,769	1,621,856
NetScout Systems, Inc. (a)	394,055	10,785,285
Ubiquiti Networks, Inc. (b)	21,948	3,169,072
Viavi Solutions, Inc. (a)	599,150	7,866,840
		96,265,177
Electronic Equipment & Components - 2.4%
Arrow Electronics, Inc. (a)	124,617	9,931,975
Avnet, Inc.	293,120	12,747,789
Badger Meter, Inc.	24,706	1,453,701
Belden, Inc.	302,143	18,669,416
Cardtronics PLC (a)	186,922	5,516,068
CDW Corp.	215,755	20,257,237
Cognex Corp.	216,780	11,576,052
Coherent, Inc. (a)	21,735	2,892,494
Dolby Laboratories, Inc. Class A	49,205	3,188,484
Flextronics International Ltd. (a)	186,486	1,965,562
FLIR Systems, Inc.	159,922	8,227,987
Insight Enterprises, Inc. (a)	95,746	5,344,542
IPG Photonics Corp. (a)	32,046	4,968,091
Jabil, Inc.	250,281	7,107,980
Keysight Technologies, Inc. (a)	85,426	7,210,809
Littelfuse, Inc.	71,799	13,863,669
National Instruments Corp.	91,130	4,259,416
Novanta, Inc. (a)	25,987	2,123,918
Sanmina Corp. (a)	129,900	4,149,006
ScanSource, Inc. (a)	71,700	2,692,335
SYNNEX Corp.	117,870	11,565,404
Trimble, Inc. (a)	690,991	27,646,550
TTM Technologies, Inc. (a)	174,000	2,108,880
Vishay Intertechnology, Inc.	255,227	5,594,576
		195,061,941
Internet Software & Services - 0.0%
Farfetch Ltd. Class A	76,902	1,884,099
IT Services - 4.0%
Alliance Data Systems Corp.	19,316	3,341,668
Amdocs Ltd.	285,543	15,867,625
Booz Allen Hamilton Holding Corp. Class A	235,821	12,465,498
Carbonite, Inc. (a)	895,572	20,839,960
Cass Information Systems, Inc.	10,174	531,388
CoreLogic, Inc. (a)	355,635	13,041,135
EPAM Systems, Inc. (a)	62,291	10,077,438
Euronet Worldwide, Inc. (a)	360,271	48,391,601
EVERTEC, Inc.	72,158	2,065,162
Fidelity National Information Services, Inc.	93,010	10,059,032
First Data Corp. Class A (a)	184,751	4,644,640
Gartner, Inc. (a)	61,145	8,700,934
Genpact Ltd.	498,602	16,563,558
Global Payments, Inc.	49,540	6,459,025
GoDaddy, Inc. (a)	283,200	21,140,880
Internap Network Services Corp. (a)(b)	249,969	1,352,332
Interxion Holding N.V. (a)	109,240	7,155,220
Jack Henry & Associates, Inc.	57,822	7,668,932
Leidos Holdings, Inc.	45,576	2,943,754
Maximus, Inc.	158,358	11,192,743
NIC, Inc.	53,465	913,717
Presidio, Inc.	661,652	11,003,273
Science Applications International Corp.	24,740	1,848,078
Switch, Inc. Class A (b)	1,046,616	9,032,296
Sykes Enterprises, Inc. (a)	64,571	1,910,656
Total System Services, Inc.	198,333	18,722,635
Ttec Holdings, Inc.	154,973	5,309,375
Twilio, Inc. Class A (a)	49,900	6,072,331
Unisys Corp. (a)(b)	416,635	5,628,739
Virtusa Corp. (a)	108,612	5,481,648
WEX, Inc. (a)	88,755	15,803,715
Wix.com Ltd. (a)	85,463	9,336,833
WNS Holdings Ltd. sponsored ADR (a)	97,539	5,150,059
		320,715,880
Semiconductors & Semiconductor Equipment - 2.5%
Advanced Energy Industries, Inc. (a)	96,100	4,840,557
Advanced Micro Devices, Inc. (a)	399,779	9,406,800
Brooks Automation, Inc.	93,670	3,007,744
Cabot Microelectronics Corp.	117,213	13,256,790
Cirrus Logic, Inc. (a)	97,800	3,924,714
Cree, Inc. (a)	91,150	4,959,472
Cypress Semiconductor Corp.	1,059,310	16,345,153
Diodes, Inc. (a)	107,481	4,334,709
Entegris, Inc.	96,394	3,405,600
Integrated Device Technology, Inc. (a)	41,864	2,023,287
Kulicke & Soffa Industries, Inc.	248,180	5,787,558
Lam Research Corp.	55,800	9,825,822
Marvell Technology Group Ltd.	230,471	4,597,896
MaxLinear, Inc. Class A (a)	240,840	6,054,718
MKS Instruments, Inc.	72,715	6,025,892
Monolithic Power Systems, Inc.	93,480	12,536,603
NVE Corp.	4,173	429,068
ON Semiconductor Corp. (a)	1,511,733	32,472,025
Power Integrations, Inc.	25,120	1,835,267
Qorvo, Inc. (a)	115,341	8,090,018
Semtech Corp. (a)	285,959	15,739,183
Silicon Laboratories, Inc. (a)	115,628	9,368,181
Teradyne, Inc.	181,194	7,398,151
Universal Display Corp. (b)	39,350	5,872,594
Versum Materials, Inc.	145,734	7,140,966
		198,678,768
Software - 8.7%
2U, Inc. (a)(b)	416,501	30,696,124
8x8, Inc. (a)	450,659	8,864,463
ACI Worldwide, Inc. (a)	160,467	5,114,083
ANSYS, Inc. (a)	41,825	7,413,900
Aspen Technology, Inc. (a)	309,810	31,200,965
Autodesk, Inc. (a)	111,269	18,137,960
Black Knight, Inc. (a)	184,211	9,625,025
Bottomline Technologies, Inc. (a)	48,745	2,431,401
Box, Inc. Class A (a)	362,779	7,342,647
Carbon Black, Inc.	455,539	5,963,006
CDK Global, Inc.	144,384	8,375,716
ChannelAdvisor Corp. (a)	329,440	4,259,659
Cloudera, Inc. (a)	758,208	11,047,091
CommVault Systems, Inc. (a)	117,013	7,885,506
Cornerstone OnDemand, Inc. (a)	171,246	9,675,399
CyberArk Software Ltd. (a)	77,823	8,542,631
Ebix, Inc. (b)	70,875	4,129,886
Ellie Mae, Inc. (a)	15,050	1,497,325
Fair Isaac Corp. (a)	67,634	16,761,058
FireEye, Inc. (a)	947,653	15,882,664
Fortinet, Inc. (a)	143,245	12,432,234
Guidewire Software, Inc. (a)	174,974	16,052,115
HubSpot, Inc. (a)	46,585	7,843,982
HyreCar, Inc. (b)	245,244	1,395,438
Instructure, Inc. (a)	112,338	5,249,555
j2 Global, Inc.	340,191	28,919,637
LivePerson, Inc. (a)	277,739	7,765,582
LogMeIn, Inc.	296,599	23,561,825
Manhattan Associates, Inc. (a)	61,368	3,359,898
Mimecast Ltd. (a)	195,166	9,422,614
Model N, Inc. (a)	438,277	7,582,192
New Relic, Inc. (a)	57,913	6,124,300
Nuance Communications, Inc. (a)	1,694,752	28,420,991
Nutanix, Inc. Class A (a)	480,766	24,081,569
Parametric Technology Corp. (a)	50,027	4,643,506
Paycom Software, Inc. (a)	82,595	15,009,989
Pivotal Software, Inc.	179,290	4,019,682
Progress Software Corp.	64,500	2,372,310
Proofpoint, Inc. (a)	42,351	5,001,230
Q2 Holdings, Inc. (a)	231,740	15,948,347
QAD, Inc. Class A	167,828	7,595,895
Rapid7, Inc. (a)	116,326	5,354,486
RealPage, Inc. (a)	176,319	10,792,486
RingCentral, Inc. (a)	111,080	11,695,613
SailPoint Technologies Holding, Inc. (a)	180,545	5,568,008
SolarWinds, Inc. (a)(b)	711,860	13,532,459
Splunk, Inc. (a)	117,718	15,995,522
SS&C Technologies Holdings, Inc.	819,653	50,474,232
Synopsys, Inc. (a)	124,275	12,636,282
Tableau Software, Inc. (a)	134,525	17,743,848
Talend SA ADR (a)	224,162	10,737,360
The Trade Desk, Inc. (a)	95,039	18,774,004
Tyler Technologies, Inc. (a)	53,490	10,954,217
Ultimate Software Group, Inc. (a)	45,592	15,113,748
Upland Software, Inc. (a)	371,057	13,024,101
Verint Systems, Inc. (a)	262,915	14,000,224
VMware, Inc. Class A	61,552	10,575,249
Yext, Inc. (a)	194,136	3,607,047
Zendesk, Inc. (a)	173,644	13,721,349
		705,949,635
Technology Hardware, Storage & Peripherals - 0.5%
3D Systems Corp. (a)(b)	479,888	6,776,019
Electronics for Imaging, Inc. (a)	40,318	1,090,199
NCR Corp. (a)	521,382	14,609,124
Pure Storage, Inc. Class A (a)	342,952	7,023,657
Seagate Technology LLC	127,000	5,913,120
Xerox Corp.	164,200	5,073,780
		40,485,899

TOTAL INFORMATION TECHNOLOGY		1,559,041,399

MATERIALS - 4.6%
Chemicals - 2.1%
Ashland Global Holdings, Inc.	86,310	6,678,668
Axalta Coating Systems Ltd. (a)	345,116	9,224,951
Cabot Corp.	248,783	11,662,947
Eastman Chemical Co.	114,700	9,484,543
FMC Corp.	34,614	3,097,953
Huntsman Corp.	1,077,442	26,709,787
Ingevity Corp. (a)	39,246	4,521,924
International Flavors & Fragrances, Inc.	27,100	3,455,250
Methanex Corp.	20,481	1,152,800
Minerals Technologies, Inc.	79,255	4,691,896
Orion Engineered Carbons SA	195,341	5,444,154
PolyOne Corp.	220,489	7,192,351
PQ Group Holdings, Inc. (a)	244,413	4,003,485
Quaker Chemical Corp.	70,269	14,685,518
The Chemours Co. LLC	127,000	4,829,810
The Mosaic Co.	106,559	3,332,100
The Scotts Miracle-Gro Co. Class A	97,879	8,016,290
Trinseo SA	322,490	16,185,773
Valvoline, Inc.	803,727	15,102,030
Venator Materials PLC (a)	242,645	1,429,179
Westlake Chemical Corp.	170,063	11,882,302
		172,783,711
Construction Materials - 0.2%
Eagle Materials, Inc.	116,774	8,926,205
U.S. Concrete, Inc. (a)(b)	172,046	6,900,765
		15,826,970
Containers & Packaging - 1.3%
Aptargroup, Inc.	254,012	25,840,641
Avery Dennison Corp.	72,767	7,861,747
Crown Holdings, Inc. (a)	198,400	10,771,136
Graphic Packaging Holding Co.	2,519,983	30,693,393
Greif, Inc. Class A	20,571	826,954
Owens-Illinois, Inc.	377,800	7,525,776
Packaging Corp. of America	85,700	8,192,063
Sealed Air Corp.	123,091	5,369,229
WestRock Co.	155,117	5,798,273
		102,879,212
Metals & Mining - 0.9%
Alcoa Corp. (a)	264,281	7,796,290
Carpenter Technology Corp.	29,689	1,393,602
Cleveland-Cliffs, Inc.	1,373,853	15,236,030
Compass Minerals International, Inc.	48,743	2,553,158
Ferroglobe PLC	187,176	514,734
Ferroglobe Representation & Warranty Insurance (a)(c)	495,885	5
Goldcorp, Inc.	477,200	5,040,526
Kinross Gold Corp. (a)	1,783,114	5,948,456
Nucor Corp.	45,268	2,741,883
Pan American Silver Corp.	481,424	6,431,824
Pan American Silver Corp. rights 12/31/99 (a)(c)	2,495,561	19
Reliance Steel & Aluminum Co.	59,000	5,265,750
Steel Dynamics, Inc.	192,066	7,167,903
SunCoke Energy, Inc.	557,496	5,530,360
United States Steel Corp.	172,500	3,865,725
		69,486,265
Paper & Forest Products - 0.1%
Boise Cascade Co.	45,140	1,258,955
Clearwater Paper Corp. (a)	30,900	883,740
Domtar Corp.	79,600	4,052,436
Schweitzer-Mauduit International, Inc.	126,016	4,859,177
		11,054,308

TOTAL MATERIALS		372,030,466

REAL ESTATE - 4.2%
Equity Real Estate Investment Trusts (REITs) - 3.9%
Alexander & Baldwin, Inc.	39,283	900,759
American Campus Communities, Inc.	177,616	8,003,377
Americold Realty Trust	97,622	2,806,633
Apartment Investment & Management Co. Class A	131,155	6,417,414
Brixmor Property Group, Inc.	313,300	5,470,218
Camden Property Trust (SBI)	96,811	9,496,191
CBL & Associates Properties, Inc.	226,300	484,282
Chatham Lodging Trust	116,796	2,333,584
Colony Capital, Inc.	522,571	2,905,495
CorEnergy Infrastructure Trust, Inc.	84,100	3,066,286
Corrections Corp. of America	159,700	3,382,446
Cousins Properties, Inc.	588,590	5,603,377
CubeSmart	397,015	12,164,540
DDR Corp.	357,750	4,775,963
DiamondRock Hospitality Co.	461,700	4,935,573
EastGroup Properties, Inc.	133,431	14,098,319
Empire State Realty Trust, Inc.	489,034	7,443,097
Essex Property Trust, Inc.	11,435	3,199,970
Extra Space Storage, Inc.	64,620	6,199,643
Franklin Street Properties Corp.	275,093	1,991,673
Gaming & Leisure Properties	126,866	4,615,385
Government Properties Income Trust	132,285	4,036,015
Hospitality Properties Trust (SBI)	254,722	6,895,325
Hudson Pacific Properties, Inc.	96,016	3,189,652
Industrial Logistics Properties Trust	136,179	2,840,694
Lamar Advertising Co. Class A	69,640	5,401,975
Liberty Property Trust (SBI)	36,900	1,746,477
Mack-Cali Realty Corp.	131,300	2,758,613
Medical Properties Trust, Inc.	964,367	17,580,410
Mid-America Apartment Communities, Inc.	105,167	10,893,198
National Retail Properties, Inc.	366,949	19,118,043
National Storage Affiliates Trust	153,606	4,350,122
Omega Healthcare Investors, Inc.	208,228	7,475,385
One Liberty Properties, Inc.	76,400	2,201,848
Outfront Media, Inc.	432,051	9,695,224
Park Hotels & Resorts, Inc.	246,296	7,694,287
Piedmont Office Realty Trust, Inc. Class A	504,344	10,323,922
Preferred Apartment Communities, Inc. Class A	234,200	3,569,208
Prologis, Inc.	55,396	3,881,044
Retail Properties America, Inc.	173,172	2,157,723
RLJ Lodging Trust	551,079	10,233,537
Ryman Hospitality Properties, Inc.	43,969	3,561,049
Sabra Health Care REIT, Inc.	207,182	3,754,138
Senior Housing Properties Trust (SBI)	399,400	5,172,230
SL Green Realty Corp.	22,792	2,067,690
Spirit MTA REIT	35,158	258,411
Spirit Realty Capital, Inc.	144,440	5,581,162
Stag Industrial, Inc.	288,999	7,999,492
Summit Hotel Properties, Inc.	198,800	2,264,332
Sun Communities, Inc.	80,476	9,139,659
Tanger Factory Outlet Centers, Inc. (b)	101,800	2,197,862
The GEO Group, Inc.	102,700	2,333,344
VEREIT, Inc.	1,265,900	10,089,223
Washington Prime Group, Inc.	365,000	2,109,700
Weingarten Realty Investors (SBI)	101,566	2,926,116
Weyerhaeuser Co.	155,342	3,866,462
Xenia Hotels & Resorts, Inc.	257,700	5,032,881
		314,690,678
Real Estate Management & Development - 0.3%
Altisource Portfolio Solutions SA (a)(b)	10,578	265,190
Cushman & Wakefield PLC	479,096	8,781,830
HFF, Inc.	200,334	9,055,097
Jones Lang LaSalle, Inc.	13,788	2,276,675
Marcus & Millichap, Inc. (a)	12,521	483,561
Realogy Holdings Corp. (b)	111,730	1,519,528
Retail Value, Inc.	36,735	1,143,561
		23,525,442

TOTAL REAL ESTATE		338,216,120

UTILITIES - 1.2%
Electric Utilities - 0.8%
Alliant Energy Corp.	192,877	8,847,268
Entergy Corp.	158,000	14,746,140
FirstEnergy Corp.	245,700	10,012,275
PNM Resources, Inc.	132,445	5,785,198
Portland General Electric Co.	445,711	22,347,950
PPL Corp.	169,715	5,459,732
		67,198,563
Gas Utilities - 0.1%
Southwest Gas Holdings, Inc.	71,628	5,869,198
Independent Power and Renewable Electricity Producers - 0.1%
The AES Corp.	457,251	7,878,435
Multi-Utilities - 0.2%
Black Hills Corp.	74,766	5,306,891
NorthWestern Energy Corp.	182,217	12,489,153
		17,796,044

TOTAL UTILITIES		98,742,240

TOTAL COMMON STOCKS
(Cost $6,387,997,257)		7,464,098,205

Convertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Internet & Direct Marketing Retail - 0.0%
The Honest Co., Inc. Series D (a)(c)(d)
(Cost $257,662)	6,381	291,995

Equity Funds - 5.4%
Mid-Cap Blend Funds - 2.1%
Fidelity SAI Small-Mid Cap 500 Index Fund (e)	13,706,105	166,666,203
Mid-Cap Growth Funds - 0.0%
iShares Russell Midcap Growth Index ETF	11,745	1,574,417
Sector Funds - 1.2%
Fidelity SAI Real Estate Index Fund (e)	8,728,094	99,325,713
Small Blend Funds - 2.1%
Fidelity Small Cap Index Fund Institutional Premium Class (e)	8,257,049	166,544,687
Small Growth Funds - 0.0%
iShares Russell 2000 Growth Index ETF (b)	21,475	4,284,907
TOTAL EQUITY FUNDS
(Cost $386,235,677)		438,395,927

Money Market Funds - 6.3%
Fidelity Cash Central Fund, 2.44% (f)	1,954,507	1,954,898
Fidelity Securities Lending Cash Central Fund 2.45% (f)(g)	317,787,360	317,819,139
State Street Institutional U.S. Government Money Market Fund Premier Class 2.35%(h)	193,446,244	193,446,244
TOTAL MONEY MARKET FUNDS
(Cost $513,220,281)		513,220,281
TOTAL INVESTMENT IN SECURITIES - 104.1%
(Cost $7,287,710,877)		8,416,006,408
NET OTHER ASSETS (LIABILITIES) - (4.1)%		(334,444,815)
NET ASSETS - 100%		$8,081,561,593

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini Russell 2000 Index Contracts (United States)	1	March 2019	$78,775	$13,133	$13,133
CME E-mini S&P MidCap 400 Index Contracts (United States)	4	March 2019	764,320	105,921	105,921
TOTAL FUTURES CONTRACTS					$119,054

The notional amount of futures purchased as a percentage of Net Assets is 0.0%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $50,580,696.

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Level 3 security

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $291,995 or 0.0% of net assets.

 (e) Affiliated Fund

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

 (h) The rate quoted is the annualized seven-day yield of the fund at period end.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
The Honest Co., Inc. Series D	9/25/15	$257,662

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$24,569
Fidelity Securities Lending Cash Central Fund	2,042,611
Total	$2,067,180

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity SAI Real Estate Index Fund	$83,998,367	$1,501,503	$--	$3,500,647	$--	$13,825,843	$99,325,713
Fidelity SAI Small-Mid Cap 500 Index Fund	275,953,755	426,734,188	544,768,600	17,516,866	21,447,676	(12,700,816)	166,666,203
Fidelity Small Cap Index Fund Institutional Premium Class	--	611,300,914	435,417,497	9,242,706	(30,194,725)	20,855,995	166,544,687
Fidelity Small Cap Value Fund	351,418,023	--	366,639,134	858,923	74,399,498	(59,178,387)	--
Total	$711,370,145	$1,039,536,605	$1,346,825,231	$31,119,142	$65,652,449	$(37,197,365)	$432,536,603

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$237,858,953	$237,858,953	$--	$--
Consumer Discretionary	1,028,623,197	1,028,331,202	--	291,995
Consumer Staples	179,880,911	179,880,911	--	--
Energy	293,096,976	293,096,976	--	--
Financials	1,146,415,597	1,146,415,597	--	--
Health Care	898,049,880	898,049,880	--	--
Industrials	1,312,434,461	1,312,434,461	--	--
Information Technology	1,559,041,399	1,559,041,399	--	--
Materials	372,030,466	372,030,442	--	24
Real Estate	338,216,120	338,216,120	--	--
Utilities	98,742,240	98,742,240	--	--
Equity Funds	438,395,927	438,395,927	--	--
Money Market Funds	513,220,281	513,220,281	--	--
Total Investments in Securities:	$8,416,006,408	$8,415,714,389	$--	$292,019
Derivative Instruments:
Assets
Futures Contracts	$119,054	$119,054	$--	$--
Total Assets	$119,054	$119,054	$--	$--
Total Derivative Instruments:	$119,054	$119,054	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2019. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$119,054	$0
Total Equity Risk	119,054	0
Total Value of Derivatives	$119,054	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in distributable earnings.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2019
Assets
Investment in securities, at value (including securities loaned of $306,225,141) — See accompanying schedule: Unaffiliated issuers (cost $6,586,915,751)	$7,663,695,768
Fidelity Central Funds (cost $319,774,037)	319,774,037
Other affiliated issuers (cost $381,021,089)	432,536,603
Total Investment in Securities (cost $7,287,710,877)		$8,416,006,408
Segregated cash with brokers for derivative instruments		122,400
Receivable for investments sold		57,317,685
Receivable for fund shares sold		2,259,732
Dividends receivable		7,734,322
Interest receivable		292,462
Distributions receivable from Fidelity Central Funds		107,551
Prepaid expenses		3,683
Other receivables		142,827
Total assets		8,483,987,070
Liabilities
Payable to custodian bank	$1,250,257
Payable for investments purchased	76,386,260
Payable for fund shares redeemed	3,839,368
Accrued management fee	2,829,702
Payable for daily variation margin on futures contracts	11,899
Other affiliated payables	100,317
Other payables and accrued expenses	189,097
Collateral on securities loaned	317,818,577
Total liabilities		402,425,477
Net Assets		$8,081,561,593
Net Assets consist of:
Paid in capital		$7,077,223,985
Total distributable earnings (loss)		1,004,337,608
Net Assets, for 593,345,360 shares outstanding		$8,081,561,593
Net Asset Value, offering price and redemption price per share ($8,081,561,593 ÷ 593,345,360 shares)		$13.62

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2019
Investment Income
Dividends:
Unaffiliated issuers		$84,729,454
Affiliated issuers		9,459,368
Interest		4,064,107
Income from Fidelity Central Funds		2,067,180
Total income		100,320,109
Expenses
Management fee	$52,568,708
Transfer agent fees	4,211,838
Accounting and security lending fees	1,266,971
Custodian fees and expenses	194,737
Independent trustees' fees and expenses	94,565
Registration fees	89,090
Audit	84,143
Legal	50,240
Miscellaneous	84,081
Total expenses before reductions	58,644,373
Expense reductions	(20,193,851)
Total expenses after reductions		38,450,522
Net investment income (loss)		61,869,587
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	275,483,245
Fidelity Central Funds	2,132
Other affiliated issuers	65,652,449
Foreign currency transactions	(8,308)
Futures contracts	15,928,093
Capital gain distributions from underlying funds:
Affiliated issuers	21,659,774
Total net realized gain (loss)		378,717,385
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(166,398,706)
Affiliated issuers	(37,197,365)
Assets and liabilities in foreign currencies	811
Futures contracts	21,655
Total change in net unrealized appreciation (depreciation)		(203,573,605)
Net gain (loss)		175,143,780
Net increase (decrease) in net assets resulting from operations		$237,013,367

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2019	Year ended February 28, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$61,869,587	$38,726,095
Net realized gain (loss)	378,717,385	813,674,202
Change in net unrealized appreciation (depreciation)	(203,573,605)	107,118,004
Net increase (decrease) in net assets resulting from operations	237,013,367	959,518,301
Distributions to shareholders	(805,620,345)	–
Distributions to shareholders from net investment income	–	(34,846,518)
Distributions to shareholders from net realized gain	–	(584,051,673)
Total distributions	(805,620,345)	(618,898,191)
Share transactions
Proceeds from sales of shares	2,475,758,767	777,512,574
Reinvestment of distributions	803,532,856	617,213,828
Cost of shares redeemed	(2,132,255,365)	(1,280,920,705)
Net increase (decrease) in net assets resulting from share transactions	1,147,036,258	113,805,697
Total increase (decrease) in net assets	578,429,280	454,425,807
Net Assets
Beginning of period	7,503,132,313	7,048,706,506
End of period	$8,081,561,593	$7,503,132,313
Other Information
Undistributed net investment income end of period		$6,405,858
Shares
Sold	175,003,000	52,904,604
Issued in reinvestment of distributions	64,550,159	41,904,328
Redeemed	(150,975,250)	(86,702,639)
Net increase (decrease)	88,577,909	8,106,293

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Small-Mid Cap Fund

Years ended February 28,	2019	2018	2017	2016 A	2015
Selected Per–Share Data
Net asset value, beginning of period	$14.86	$14.19	$11.12	$13.66	$14.12
Income from Investment Operations
Net investment income (loss)B	.11	.08	.05	.04	.03
Net realized and unrealized gain (loss)	.11	1.88	3.29	(1.78)	.64
Total from investment operations	.22	1.96	3.34	(1.74)	.67
Distributions from net investment income	(.11)	(.07)	(.04)	(.03)	(.03)
Distributions from net realized gain	(1.35)	(1.22)	(.22)	(.77)	(1.11)
Total distributions	(1.46)	(1.29)	(.27)C	(.80)	(1.13)D
Net asset value, end of period	$13.62	$14.86	$14.19	$11.12	$13.66
Total ReturnE	2.64%	14.04%	30.11%	(13.45)%	5.45%
Ratios to Average Net AssetsF,G
Expenses before reductions	.73%	.85%	.87%	.72%	.62%
Expenses net of fee waivers, if any	.48%	.60%	.62%	.46%	.37%
Expenses net of all reductions	.48%	.60%	.62%	.46%	.37%
Net investment income (loss)	.77%	.53%	.37%	.28%	.23%
Supplemental Data
Net assets, end of period (000 omitted)	$8,081,562	$7,503,132	$7,048,707	$6,718,287	$7,202,333
Portfolio turnover rateH	82%	75%	82%	71%	54%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.27 per share is comprised of distributions from net investment income of $.044 and distributions from net realized gain of $.224 per share.

 D Total distributions of $1.13 per share is comprised of distributions from net investment income of $.026 and distributions from net realized gain of $1.105 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2019

1. Organization.

Strategic Advisers Small-Mid Cap Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain clients of Strategic Advisers LLC. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Exchange-Traded Funds (ETFs) are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $95,604 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,573,507,772
Gross unrealized depreciation	(507,359,923)
Net unrealized appreciation (depreciation)	$1,066,147,849
Tax Cost	$7,349,858,559

The Fund intends to elect to defer to its next fiscal year $61,715,443 of capital losses recognized during the period November 1,2018 to February 28, 2019.

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$1,066,148,652

The tax character of distributions paid was as follows:

	February 28, 2019	February 28, 2018
Ordinary Income	$154,708,847	$ 85,227,323
Long-term Capital Gains	650,911,498	533,670,868
Total	$805,620,345	$ 618,898,191

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares and in-kind transactions), other than short-term securities, aggregated $7,134,244,078 and $6,375,151,682, respectively.

Unaffiliated Exchanges In-Kind. During the period, the Fund redeemed 13,396,695 shares of AB Discovery Value Fund Advisor Class in exchange for investments and cash with a value of $324,601,918. The net realized gains of $5,799,071 on the Fund's redemptions of AB Discovery Value Fund Advisor Class shares are included in "Net realized gain (loss) on Investment securities: Unaffiliated issuers" in the accompanying Statement of Operations. The Fund recognized gains on the exchanges for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.10% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .65% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. AllianceBernstein, L.P. (AB), ArrowMark Colorado Holdings, LLC (d/b/a ArrowMark Partners), LLC, Boston Partners Global Investors, Inc., Fisher Investments, Geode Capital Management, LLC, J.P. Morgan Investment Management, Inc., LSV Asset Management, Portolan Capital Management, LLC, Rice Hall James & Associates, LLC, Victory Capital Management, Inc., Systematic Financial Management, L.P. (through May 17, 2018), Mellon Investments Corporation (formerly BNY Mellon Asset Management North America Corporation) and Voya Investment Management Co., LLC each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

FIAM LLC (FIAM)(an affiliate of the investment adviser) has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, FIAM has not been allocated any portion of the Fund's assets. FIAM in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. Effective July 1, 2018 transfer agent fees are not paid by the Fund and are instead paid by the investment adviser or an affiliate. Prior to July 1, 2018 FIIOC received account fees and asset-based fees that varied according to account size and type of account. The Fund did not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC paid for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to a rate of .05% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .02%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $10,103 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Money Market Central Funds are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $21,685 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,042,611.

9. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2021. During the period, this waiver reduced the Fund's management fee by $20,182,604.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $11,247 for the period.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets.

At the end of the period, the Fund was the owner of record of 10% or more of the total outstanding shares of the following Underlying Funds:

Fidelity SAI Real Estate Index Fund	99%

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Small-Mid Cap Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Small-Mid Cap Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the "Fund") as of February 28, 2019, the related statement of operations for the year ended February 28, 2019, the statement of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2019 and the financial highlights for each of the five years in the period ended February 28, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 15, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 14 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2018

Trustee

Mr. Hogan also serves as Trustee of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), a Director of Strategic Advisers LLC (2018-present), and a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present). Previously, Mr. Hogan served as President of FMR Co., Inc. (2009-2018), a Vice President of Fidelity's Equity and High Income funds (2009-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and on the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), and Member of the Ron Burton Training Village Executive Board of Advisors (2018-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-present), a guest lecturer in the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-present), Managing Partner of Topridge Associates, LLC (consulting, 2005-present), and a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and Executive Committees (2017-present) of Business Executives for National Security (nonprofit). Previously, Ms. Steiger served as Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Christina H. Lee (1975)

Year of Election or Appointment: 2018

Assistant Secretary

Ms. Lee also serves as Assistant Secretary of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2018 to February 28, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2018	Ending Account Value February 28, 2019	Expenses Paid During Period-B September 1, 2018 to February 28, 2019
Actual	.43%	$1,000.00	$925.10	$2.05
Hypothetical-C		$1,000.00	$1,022.66	$2.16

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2019, $381,648,536, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 14% and 53% of the dividends distributed in April and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 15% and 59% of the dividends distributed in April and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Small-Mid Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers LLC (formerly Strategic Advisers, Inc.) (Strategic Advisers) and the sub-advisory agreements with AllianceBernstein L.P. (AB), ArrowMark Partners, BNY Mellon Asset Management North America Corporation (formerly The Boston Company Asset Management, LLC) (BNY Mellon), Boston Partners Global Investors, Inc., FIAM LLC, Fisher Investments, Inc., Geode Capital Management, LLC, J.P. Morgan Investment Management Inc., LSV Asset Management, Portolan Capital Management, LLC, Rice Hall James & Associates, Victory Capital Management, Inc., and Voya Investment Management Company (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. Strategic Advisers and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board. The Board, acting directly and through its committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts.

At its September 2018 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In addition, the Board approved amendments to the fund's Advisory Contracts to reflect the change in Strategic Advisers' name from Strategic Advisers, Inc. to Strategic Advisers LLC, noting that no other contract terms were impacted and that Strategic Advisers will continue to provide the same services to the fund. The Board also approved an amended sub-advisory agreement with BNY Mellon on behalf of the fund to reflect the change in BNY Mellon's name from The Boston Company Asset Management, LLC to BNY Mellon Asset Management North America Corporation, noting that no other contract terms were impacted and that BNY Mellon will continue to provide the same services to the fund. In addition, the Board approved amendments to the sub-advisory agreement with AB to add a new mandate and implement a new fee schedule for AB's existing mandate, effective September 1, 2018. The Board noted that while the new fee schedule is expected to decrease the fund's total management fee by up to 1 basis point, the new mandate (once funded) is expected to increase the fund's total management fee rate by 2 basis points, but decrease the fund's net expenses by 2 basis points. The Board noted that the other terms of the amended sub-advisory agreement are not materially different from those of the existing sub-advisory agreement with AB. The Board also noted that the amended sub-advisory agreement with AB would not result in changes to the nature, extent, and quality of the services provided to the fund.

In reaching its determination to renew the fund's Advisory Contracts and approve the amendments to the Advisory Contracts described above (Amendments), the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationships with the fund; (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund and approve the Amendments, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the approval of the Amendments is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements and the approval of the amendments thereto do not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts and approve the Amendments was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the Investment Advisers, including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategy for the fund; (ii) identifying and recommending to the Trustees one or more sub-advisers for the fund; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each sub-adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each sub-adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the sub-adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each sub-adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of administrative and shareholder services performed by Strategic Advisers and itsaffiliates under the management contract and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

In connection with the renewal of the Advisory Contracts, the Board considered annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group").

The Board considered discussions with Strategic Advisers about fund investment performance and the performance of each sub-adviser that occur at Board meetings throughout the year as part of regularly scheduled fund reviews and other reports to the Board on fund performance, taking into account various factors including general market conditions. In its discussions with Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2017, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Small-Mid Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the first quartile for the one-year period and in the second quartile for the three- and five-year periods ended December 31, 2017. The Board also noted that the fund had out-performed 95%, 65%, and 50% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2017. The Board also noted that the investment performance of the fund was higher than its benchmark for the one-year period and lower than its benchmark for the three- and five-year periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2021 (effectively waiving its portion of the management fee) and considered that the fund's contractual maximum aggregate annual management fee rate may not exceed 1.10%. In considering the fund's management fee and management fee waiver and comparisons to other registered investment companies with investment objectives similar to those of the fund, the Board noted that shares of the fund are offered only to clients that participate in the Fidelity Portfolio Advisory Service managed account program.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board. Beginning in 2015, the management fee information shown below is as of December 31. Prior to 2015, the management fee information shown below is as of February 28.

Strategic Advisers Small-Mid Cap Fund

The Board noted that the fund's management fee rate was ranked below the median of its Total Mapped Group and above the median of its ASPG for the 12-month period ended December 31, 2017. The Board also noted that the fund's management fee rate was compared on a pre-waiver basis and, therefore, did not reflect the management fee waiver noted above. Giving effect to the waiver, however, the fund's management fee was below the ASPG for the 12-month period ended December 31, 2017. The Board also noted that, after funding the new mandate with AB, it is expected that the fund's management fee rate will continue to rank below its competitive median.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the fund's total expenses, the Board considered the fund's management fee rate as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the 12-month period ended December 31, 2017.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each sub-adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of each sub-adviser's relationship with the fund and the potential fall-out benefits, if any, that may accrue to each sub-adviser as a result of its relationship with the fund. The Board noted the difficulty in evaluating the sub-advisers' costs and the profitability of the sub-advisory agreement to each sub-adviser because of, among other things, the differences in the types and content of information provided by the sub-advisers due to differences in business models and cost accounting methods among the sub-advisers. Accordingly, the Board considered profitability information provided by each sub-adviser in light of the nature of the relationship between Strategic Advisers and each sub-adviser with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that the fund’s Sub-Advisory Agreements provide for breakpoints as the fund’s assets grow and noted that any potential decline in sub-advisory fees would accrue directly to the fund. The Board also took into consideration that Strategic Advisers has agreed to waive 0.25% of its management fee through September 30, 2021.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements bear a reasonable relationship to the services rendered and that the fund’s Advisory Contracts should be renewed and the Amendments should be approved because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement and the approval of the amendments thereto do not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Board Approval of Sub-Advisory Agreement

Strategic Advisers Small-Mid Cap Fund

On December 5, 2018, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve an investment advisory agreement (the Sub-Advisory Agreement) with AllianceBernstein L.P. (AllianceBernstein) for the fund in the event of certain changes to the indirect ownership of AllianceBernstein. The Board noted that the terms of the Sub-Advisory Agreement are identical in all material respects to those of the existing sub-advisory agreement with AllianceBernstein, except with respect to the date of execution

The Board, assisted by the advice of fund counsel and Independent Trustees’ counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which the fund’s investment adviser, Strategic Advisers LLC (Strategic Advisers), or its affiliates derive an inappropriate advantage. Also, the Board found that the sub-advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board’s decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided.  The Board considered that it reviewed information regarding AllianceBernstein, including the backgrounds of its investment personnel, and also took into consideration the fund’s investment objective, strategies and related investment philosophy, in connection with the annual renewal of the fund’s current sub-advisory agreement with AllianceBernstein at its September 2018 Board meeting.

The Board considered that the Sub-Advisory Agreement will not result in any changes to the nature, extent and quality of the services provided to the fund. The Board also considered that the Sub-Advisory Agreement would not result in any changes to (i) the investment process or strategies employed in the management of the fund’s assets or (ii) the day-to-day management of the fund or the persons primarily responsible for such management under the existing sub-advisory agreement.

Investment Performance.  The Board considered that it received information regarding AllianceBernstein’s historical investment performance in managing fund assets in connection with the annual renewal of the fund’s current sub-advisory agreement with AllianceBernstein and throughout the year. The Board did not consider performance to be a material factor in its decision to approve the Sub-Advisory Agreement because the Sub-Advisory Agreement would not result in any changes to the fund’s investment processes or strategies or in the persons primarily responsible for the day-to-day management of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Sub-Advisory Agreement will continue to benefit the fund’s shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to Strategic Advisers and the amount and nature of fees to be paid by Strategic Advisers to AllianceBernstein and the absence of any change in the fund’s total operating expenses as a result of approving the Sub-Advisory Agreement.

The Board considered that there are no expected changes to the fund’s management fees or total operating expenses as a result of approving the Sub-Advisory Agreement and that the fund’s management fees and total net expenses are expected to maintain the same relationship to the competitive peer group medians reviewed by the Board in connection with the annual renewal of the fund’s advisory contracts at the September 2018 meeting.

Based on its review, the Board concluded that the fund’s management fee structure and projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement was negotiated at arm’s length and will have no impact on the maximum management fees payable by the fund or Strategic Advisers portion of the management fee, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund’s advisory agreement with Strategic Advisers. With respect to AllianceBernstein, the Board considered Strategic Advisers’ representation that it does not anticipate that the approval of the Sub-Advisory Agreement will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale.  The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund’s advisory agreement with Strategic Advisers and the fund’s sub-advisory agreements. The Board noted that the Sub-Advisory Agreement provides for breakpoints that have the potential to reduce sub-advisory fees paid to AllianceBernstein as assets allocated to AllianceBernstein grow. The Board also considered that it reviewed whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund’s advisory agreement with Strategic Advisers at its September 2018 Board meeting.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement’s fee structure bears a reasonable relationship to the services to be rendered and that the Sub-Advisory Agreement should be approved because the Sub-Advisory Agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

SMC-ANN-0419
1.912857.108

Strategic Advisers® Income Opportunities Fund Offered exclusively to certain clients of Strategic Advisers LLC - not available for sale to the general public Annual Report February 28, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

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Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2019	Past 1 year	Past 5 years	Past 10 years
Strategic Advisers® Income Opportunities Fund	3.21%	3.74%	10.52%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Income Opportunities Fund on February 28, 2009.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofAML® US High Yield Constrained Index performed over the same period.

Period Ending Values
$27,194	Strategic Advisers® Income Opportunities Fund
$29,526	ICE® BofAML® US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  U.S. corporate high-yield bonds gained 4.26% for the 12 months ending February 28, 2019, as measured by the ICE BofAML® US High Yield Constrained Index. After beginning the period on a negative note in March 2018, high yield bonds staged a modest-but-steady uptick through September, fueled by strong corporate earnings, robust U.S. economic growth and higher oil prices. The tide then turned in October, however, on concern that corporate earnings growth may have peaked. Uncertainty about the ultimate resolution of U.S.-China trade negotiations, apprehension about the U.S. Federal Reserve raising policy rates too fast and a precipitous decline in oil prices also weighed on the asset class. Against this backdrop, high yield bonds posted three-straight months of negative performance. Investor sentiment improved in January and February however, following dovish comments from Fed Chairman Jerome Powell, progress in U.S.-China trade talks and a rebound in oil prices, all of which helped the asset class rally. For the full 12 months, mid-tier B-rated bonds (+5%) posted the best performance, topping credits rated BB (+4%) and CCC or lower (+2%), as investors moved away from riskier, lower-quality bonds. By industry, more defensive groups generated the best results, led by health care (+8%), telecommunications (+7%), utilities (+6%) and cable & satellite TV (+6%). Notable laggards included automotive & auto parts (-1%), index heavyweight energy (+1%), homebuilders/real estate (+2%) and banks & thrifts (+3%).

Comments from Portfolio Manager Charles Sterling:  For the fiscal year, the Fund gained 3.21%, trailing its benchmark, the ICE BofAML® US High Yield Constrained Index. Poor security selection by one underlying manager and substantial equity exposure by another hampered the Fund’s overall performance versus the benchmark. Hotchkis & Wiley High Yield Fund was the largest relative detractor, due to adverse security selection in the energy sector. Fidelity® Capital & Income Fund also worked against our relative result, hampered by a sizable allocation to stocks. On the plus side, the High Income strategy managed by sub-adviser FIAM® was the leading relative contributor, fueled by strong security selection across a number of sectors. Recognizing that both the U.S. economy and the high-yield credit cycle are in their later phases, I began reducing risk in the portfolio. Specifically, I trimmed the Fund’s allocations to Fidelity® Capital & Income Fund and BlackRock High Yield Bond Portfolio – both of which pursue higher-risk, opportunistic strategies. I plan to continue this process in the months ahead.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On January 1, 2019, former Co-Manager Gregory Pappas retired after 28 years with the firm, leaving Charles Sterling as sole manager of the Fund. On April 1, 2019, Jonathan Duggan will assume co-management responsibilities for the fund, joining Lead Manager Chip Sterling.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 28, 2019

(excluding cash equivalents)	% of fund's net assets
Hotchkis and Wiley High Yield Fund Class A	13.8
Fidelity Capital & Income Fund	13.6
Artisan High Income Fund Investor Shares	11.5
T. Rowe Price High Yield Fund Advisor Class	11.1
Mainstay High Yield Corporate Bond Fund Class A	8.3
Prudential High Yield Fund	7.7
Fidelity Advisor High Income Advantage Fund Class I	6.1
Eaton Vance Income Fund of Boston Class A	4.2
BlackRock High Yield Bond Portfolio Institutional Class	2.8
Fidelity Cash Central Fund	0.6
79.7

Asset Allocation (% of fund's net assets)

As of February 28, 2019
Corporate Bonds	18.9%
High Yield Fixed-Income Funds	79.1%
Other Investments	1.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.9%

Asset allocations of funds in the pie chart reflect the categorizations of assets as defined by Morningstar as of the reporting date.

Schedule of Investments February 28, 2019

Showing Percentage of Net Assets

Corporate Bonds - 18.9%
	Principal Amount	Value
Convertible Bonds - 0.1%
COMMUNICATION SERVICES - 0.1%
Media - 0.1%
DISH Network Corp.:
2.375% 3/15/24	$1,500,000	$1,243,067
3.375% 8/15/26	800,000	687,120
		1,930,187
Nonconvertible Bonds - 18.8%
COMMUNICATION SERVICES - 3.8%
Diversified Telecommunication Services - 0.6%
Altice Finco SA 7.625% 2/15/25 (a)	1,595,000	1,427,525
C&W Senior Financing Designated Activity Co. 7.5% 10/15/26 (a)	1,390,000	1,417,800
Level 3 Communications, Inc. 5.75% 12/1/22	1,250,000	1,264,063
Level 3 Financing, Inc.:
5.125% 5/1/23	1,600,000	1,610,144
5.25% 3/15/26	590,000	578,938
5.375% 1/15/24	675,000	679,219
5.375% 5/1/25	715,000	713,213
Qwest Corp. 6.75% 12/1/21	670,000	713,416
Sable International Finance Ltd. 6.875% 8/1/22 (a)	902,000	938,080
SFR Group SA:
6.25% 5/15/24 (a)	1,370,000	1,370,000
7.375% 5/1/26 (a)	1,115,000	1,094,094
8.125% 2/1/27 (a)	1,510,000	1,517,550
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (a)	2,600,000	2,502,500
U.S. West Communications 7.25% 9/15/25	735,000	784,481
		16,611,023
Media - 2.4%
Altice Financing SA 7.5% 5/15/26 (a)	4,770,000	4,614,975
Altice SA 7.75% 5/15/22 (a)	1,170,000	1,162,688
Cablevision Systems Corp. 5.875% 9/15/22	835,000	861,355
CCO Holdings LLC/CCO Holdings Capital Corp.:
4% 3/1/23 (a)	3,215,000	3,175,198
5% 2/1/28 (a)	1,325,000	1,275,313
5.125% 2/15/23	4,000,000	4,065,000
5.125% 5/1/23 (a)	2,195,000	2,233,632
5.125% 5/1/27 (a)	2,805,000	2,752,406
5.5% 5/1/26 (a)	5,360,000	5,465,646
CSC Holdings LLC:
5.25% 6/1/24	1,115,000	1,114,621
5.375% 7/15/23 (a)	3,000,000	3,083,100
5.5% 5/15/26 (a)	1,380,000	1,395,525
5.5% 4/15/27 (a)	2,650,000	2,663,250
7.5% 4/1/28 (a)	1,235,000	1,302,925
7.75% 7/15/25 (a)	1,555,000	1,659,963
DISH DBS Corp.:
5.875% 11/15/24	2,840,000	2,391,848
6.75% 6/1/21	1,120,000	1,145,200
7.75% 7/1/26	1,060,000	916,900
E.W. Scripps Co. 5.125% 5/15/25 (a)	830,000	798,875
MDC Partners, Inc. 6.5% 5/1/24 (a)	3,695,000	3,196,175
Nielsen Co. SARL (Luxembourg):
5% 2/1/25 (a)	155,000	153,063
5.5% 10/1/21 (a)	225,000	226,969
Nielsen Finance LLC/Nielsen Finance Co. 5% 4/15/22 (a)	2,135,000	2,129,663
Sirius XM Radio, Inc.:
3.875% 8/1/22 (a)	1,625,000	1,614,356
5% 8/1/27 (a)	1,060,000	1,036,129
5.375% 4/15/25 (a)	2,165,000	2,206,270
6% 7/15/24 (a)	1,700,000	1,761,625
Virgin Media Secured Finance PLC 5.5% 8/15/26 (a)	2,970,000	2,955,150
Ziggo Bond Finance BV:
5.875% 1/15/25 (a)	2,425,000	2,357,585
6% 1/15/27 (a)	2,000,000	1,895,000
Ziggo Secured Finance BV 5.5% 1/15/27 (a)	2,905,000	2,803,325
		64,413,730
Wireless Telecommunication Services - 0.8%
Citizens Utilities Co. 7.05% 10/1/46	2,508,000	1,254,000
Intelsat Jackson Holdings SA 8.5% 10/15/24 (a)	1,860,000	1,878,042
Millicom International Cellular SA:
6% 3/15/25 (a)	205,000	208,331
6.625% 10/15/26 (a)	2,015,000	2,090,059
Neptune Finco Corp. 6.625% 10/15/25 (a)	750,000	791,250
Sprint Communications, Inc. 6% 11/15/22	4,800,000	4,869,600
Sprint Corp. 7.875% 9/15/23	6,595,000	7,048,406
T-Mobile U.S.A., Inc.:
4.5% 2/1/26	1,060,000	1,044,089
5.125% 4/15/25	995,000	1,020,186
6.375% 3/1/25	700,000	728,438
		20,932,401
TOTAL COMMUNICATION SERVICES		101,957,154
CONSUMER DISCRETIONARY - 1.8%
Diversified Consumer Services - 0.1%
Frontdoor, Inc. 6.75% 8/15/26 (a)	860,000	873,975
Laureate Education, Inc. 8.25% 5/1/25 (a)	2,265,000	2,446,200
		3,320,175
Hotels, Restaurants & Leisure - 1.4%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
4.25% 5/15/24 (a)	780,000	759,525
5% 10/15/25 (a)	1,410,000	1,367,348
Aramark Services, Inc. 4.75% 6/1/26	5,480,000	5,438,900
Delta Merger Sub, Inc. 6% 9/15/26 (a)	250,000	254,375
Eldorado Resorts, Inc. 6% 4/1/25	1,765,000	1,793,681
GLP Capital LP/GLP Financing II, Inc. 5.25% 6/1/25	1,325,000	1,372,024
Golden Nugget, Inc. 6.75% 10/15/24 (a)	2,695,000	2,708,475
Hilton Escrow Issuer LLC 4.25% 9/1/24	670,000	659,950
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.:
4.625% 4/1/25	655,000	651,725
4.875% 4/1/27	390,000	388,050
MCE Finance Ltd. 4.875% 6/6/25 (a)	215,000	206,689
MGM Growth Properties Operating Partnership LP:
4.5% 9/1/26	6,050,000	5,797,897
5.75% 2/1/27 (a)	505,000	516,994
Scientific Games Corp.:
5% 10/15/25 (a)	1,720,000	1,666,250
10% 12/1/22	1,980,000	2,081,475
Stars Group Holdings BV 7% 7/15/26 (a)	2,565,000	2,624,790
Station Casinos LLC 5% 10/1/25 (a)	1,145,000	1,112,081
Wyndham Hotels & Resorts, Inc. 5.375% 4/15/26 (a)	1,340,000	1,355,611
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25% 5/15/27 (a)	1,260,000	1,205,269
Wynn Macau Ltd.:
4.875% 10/1/24 (a)	1,950,000	1,881,750
5.5% 10/1/27 (a)	2,305,000	2,197,679
		36,040,538
Household Durables - 0.1%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
5.125% 7/15/23 (a)	1,000,000	1,000,000
7% 7/15/24 (a)	1,070,000	1,095,659
		2,095,659
Internet & Direct Marketing Retail - 0.1%
Zayo Group LLC/Zayo Capital, Inc.:
5.75% 1/15/27 (a)	1,565,000	1,518,050
6.375% 5/15/25	1,000,000	992,500
		2,510,550
Leisure Products - 0.1%
Mattel, Inc. 6.75% 12/31/25 (a)	1,520,000	1,497,200
Specialty Retail - 0.0%
Sally Holdings LLC 5.625% 12/1/25	180,000	176,625
Textiles, Apparel & Luxury Goods - 0.0%
The William Carter Co. 5.625% 3/15/27 (a)(b)	880,000	880,000
TOTAL CONSUMER DISCRETIONARY		46,520,747
CONSUMER STAPLES - 0.7%
Food & Staples Retailing - 0.1%
C&S Group Enterprises LLC 5.375% 7/15/22 (a)	2,450,000	2,465,313
Food Products - 0.5%
CF Industries Holdings, Inc. 5.15% 3/15/34	75,000	70,497
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.75% 6/15/25 (a)	3,480,000	3,529,764
5.875% 7/15/24 (a)	5,345,000	5,494,660
Lamb Weston Holdings, Inc.:
4.625% 11/1/24 (a)	330,000	331,650
4.875% 11/1/26 (a)	2,000,000	2,002,500
Post Holdings, Inc.:
5% 8/15/26 (a)	865,000	831,481
5.75% 3/1/27 (a)	720,000	710,100
		12,970,652
Personal Products - 0.0%
Prestige Brands, Inc. 6.375% 3/1/24 (a)	500,000	502,500
Tobacco - 0.1%
Vector Group Ltd. 6.125% 2/1/25 (a)	3,795,000	3,358,575
TOTAL CONSUMER STAPLES		19,297,040
ENERGY - 3.3%
Energy Equipment & Services - 0.4%
Ensco PLC 5.2% 3/15/25	2,500,000	1,918,750
Jonah Energy LLC 7.25% 10/15/25 (a)	1,840,000	1,186,800
Nabors Industries, Inc. 5.5% 1/15/23	355,000	332,813
Noble Holding International Ltd.:
5.25% 3/15/42	510,000	316,200
6.2% 8/1/40	2,000,000	1,280,000
7.75% 1/15/24	65,000	57,850
7.875% 2/1/26 (a)	515,000	481,525
7.95% 4/1/25 (c)	260,000	227,500
Summit Midstream Holdings LLC 5.75% 4/15/25	1,650,000	1,575,750
Weatherford International Ltd.:
5.95% 4/15/42	150,000	88,875
6.5% 8/1/36	440,000	261,800
9.875% 2/15/24	360,000	259,200
Weatherford International, Inc. 9.875% 3/1/25	3,790,000	2,700,375
		10,687,438
Oil, Gas & Consumable Fuels - 2.9%
California Resources Corp. 8% 12/15/22 (a)	4,710,000	3,762,113
Cheniere Corpus Christi Holdings LLC:
5.125% 6/30/27	1,080,000	1,101,600
5.875% 3/31/25	2,230,000	2,374,972
7% 6/30/24	3,345,000	3,704,588
Cheniere Energy Partners LP:
5.25% 10/1/25	4,235,000	4,287,938
5.625% 10/1/26 (a)	615,000	626,531
Chesapeake Energy Corp.:
5.75% 3/15/23	1,020,000	984,300
8% 1/15/25	1,660,000	1,686,975
8% 6/15/27	875,000	866,556
Citgo Petroleum Corp. 6.25% 8/15/22 (a)	1,797,000	1,790,261
Comstock Escrow Corp. 9.75% 8/15/26 (a)	2,215,000	2,053,028
Consolidated Energy Finance SA:
3 month U.S. LIBOR + 3.750% 6.5382% 6/15/22 (a)(c)(d)	3,140,000	3,124,325
6.5% 5/15/26 (a)	1,100,000	1,042,250
6.875% 6/15/25 (a)	990,000	965,250
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.75% 4/1/25	900,000	905,906
6.25% 4/1/23	1,580,000	1,621,902
CVR Refining LLC/Coffeyville Finance, Inc. 6.5% 11/1/22	2,605,000	2,657,100
DCP Midstream Operating LP 5.375% 7/15/25	1,785,000	1,856,400
Denbury Resources, Inc. 9.25% 3/31/22 (a)	4,070,000	4,080,175
Endeavor Energy Resources LP/EER Finance, Inc.:
5.5% 1/30/26 (a)	230,000	240,925
5.75% 1/30/28 (a)	230,000	244,950
EP Energy LLC/Everest Acquisition Finance, Inc. 8% 11/29/24 (a)	2,780,000	1,959,900
Global Partners LP/GLP Finance Corp. 6.25% 7/15/22	3,000,000	2,940,000
Hess Infrastructure Partners LP 5.625% 2/15/26 (a)	2,655,000	2,668,275
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (a)	265,000	254,400
5.75% 10/1/25 (a)	1,000,000	993,750
Indigo Natural Resources LLC 6.875% 2/15/26 (a)	1,250,000	1,090,625
Magnolia Oil & Gas Operating LLC 6% 8/1/26 (a)	1,235,000	1,231,913
MEG Energy Corp. 7% 3/31/24 (a)	1,350,000	1,235,250
Parsley Energy LLC/Parsley:
5.25% 8/15/25 (a)	170,000	168,249
5.375% 1/15/25 (a)	1,760,000	1,764,400
PBF Logistics LP/PBF Logistics Finance, Inc. 6.875% 5/15/23	2,945,000	2,997,421
Rose Rock Midstream LP/Rose Rock Finance Corp. 5.625% 11/15/23	2,025,000	1,893,375
Sanchez Energy Corp. 7.25% 2/15/23 (a)	3,615,000	3,117,938
SemGroup Corp.:
6.375% 3/15/25	1,750,000	1,649,375
7.25% 3/15/26	1,730,000	1,673,775
Southwestern Energy Co. 7.75% 10/1/27	980,000	1,017,975
Sunoco LP/Sunoco Finance Corp.:
4.875% 1/15/23	815,000	825,188
5.5% 2/15/26	585,000	581,081
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.125% 2/1/25	2,000,000	2,010,000
5.25% 5/1/23	1,825,000	1,850,076
5.375% 2/1/27	3,000,000	3,015,030
Teine Energy Ltd. 6.875% 9/30/22 (a)	660,000	663,300
		75,579,341
TOTAL ENERGY		86,266,779
FINANCIALS - 2.3%
Capital Markets - 0.1%
MSCI, Inc. 4.75% 8/1/26 (a)	1,775,000	1,775,000
Consumer Finance - 0.8%
Ally Financial, Inc.:
5.75% 11/20/25	7,320,000	7,759,200
8% 11/1/31	1,850,000	2,284,750
Navient Corp.:
5.875% 10/25/24	195,000	187,688
6.5% 6/15/22	2,610,000	2,685,821
6.75% 6/15/26	1,190,000	1,142,400
7.25% 9/25/23	1,825,000	1,882,031
SLM Corp.:
5.5% 1/25/23	1,620,000	1,599,750
6.125% 3/25/24	505,000	492,375
7.25% 1/25/22	1,015,000	1,064,481
Springleaf Financial Corp.:
6.875% 3/15/25	700,000	717,500
7.125% 3/15/26	2,100,000	2,110,710
		21,926,706
Diversified Financial Services - 1.2%
Avolon Holdings Funding Ltd.:
5.125% 10/1/23 (a)	3,745,000	3,782,450
5.5% 1/15/23 (a)	1,400,000	1,435,280
Chobani LLC/Finance Corp., Inc. 7.5% 4/15/25 (a)	230,000	207,000
CRC Escrow Issuer LLC/CRC Finance LLC 5.25% 10/15/25 (a)	3,200,000	3,036,000
Crown Americas LLC/Crown Americas Capital Corp. IV 4.75% 2/1/26	980,000	984,724
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.875% 2/1/22	2,795,000	2,826,444
6.25% 2/1/22	3,690,000	3,799,962
6.375% 12/15/25	1,080,000	1,111,050
6.75% 2/1/24	1,975,000	2,066,344
Park Aerospace Holdings Ltd.:
4.5% 3/15/23 (a)	455,000	451,588
5.25% 8/15/22 (a)	1,285,000	1,315,467
5.5% 2/15/24 (a)	670,000	692,613
Radiate Holdco LLC/Radiate Financial Service Ltd.:
6.625% 2/15/25 (a)	1,290,000	1,212,600
6.875% 2/15/23 (a)	565,000	548,050
Solera LLC/Solera Finance, Inc. 10.5% 3/1/24 (a)	4,450,000	4,822,688
Tempo Acquisition LLC 6.75% 6/1/25 (a)	1,675,000	1,691,750
		29,984,010
Insurance - 0.1%
AmWINS Group, Inc. 7.75% 7/1/26 (a)	1,595,000	1,634,875
USIS Merger Sub, Inc. 6.875% 5/1/25 (a)	1,420,000	1,380,950
		3,015,825
Mortgage Real Estate Investment Trusts - 0.0%
Starwood Property Trust, Inc. 4.75% 3/15/25	515,000	500,992
Thrifts & Mortgage Finance - 0.1%
Prime Securities Services Borrower LLC/Prime Finance, Inc. 9.25% 5/15/23 (a)	675,000	711,788
Quicken Loans, Inc. 5.25% 1/15/28 (a)	1,965,000	1,790,606
		2,502,394
TOTAL FINANCIALS		59,704,927
HEALTH CARE - 1.9%
Health Care Equipment & Supplies - 0.2%
Hologic, Inc.:
4.375% 10/15/25 (a)	980,000	962,850
4.625% 2/1/28 (a)	185,000	178,988
Teleflex, Inc. 4.875% 6/1/26	2,750,000	2,787,813
		3,929,651
Health Care Providers & Services - 1.4%
Community Health Systems, Inc.:
5.125% 8/1/21	1,315,000	1,290,344
6.25% 3/31/23	6,515,000	6,270,688
8% 3/15/26 (a)	960,000	947,357
8.625% 1/15/24 (a)	1,445,000	1,484,738
HCA Holdings, Inc.:
4.5% 2/15/27	1,925,000	1,940,726
5% 3/15/24	3,000,000	3,138,403
Sabra Health Care LP/Sabra Capital Corp. 5.375% 6/1/23	3,000,000	3,015,000
Tenet Healthcare Corp.:
4.625% 7/15/24	675,000	670,781
5.125% 5/1/25	915,000	906,994
6.25% 2/1/27 (a)	885,000	910,997
6.75% 6/15/23	2,620,000	2,685,500
8.125% 4/1/22	7,645,000	8,161,038
THC Escrow Corp. III 7% 8/1/25	1,815,000	1,819,538
Wellcare Health Plans, Inc.:
5.25% 4/1/25	1,095,000	1,117,940
5.375% 8/15/26 (a)	1,810,000	1,862,038
		36,222,082
Life Sciences Tools & Services - 0.0%
Charles River Laboratories International, Inc. 5.5% 4/1/26 (a)	735,000	764,400
Pharmaceuticals - 0.3%
Catalent Pharma Solutions 4.875% 1/15/26 (a)	1,355,000	1,341,450
Valeant Pharmaceuticals International, Inc.:
5.5% 11/1/25 (a)	780,000	786,825
5.625% 12/1/21 (a)	2,174,000	2,177,261
5.875% 5/15/23 (a)	775,000	771,125
6.125% 4/15/25 (a)	785,000	755,563
7% 3/15/24 (a)	2,500,000	2,634,375
		8,466,599
TOTAL HEALTH CARE		49,382,732
INDUSTRIALS - 1.6%
Aerospace & Defense - 0.7%
BBA U.S. Holdings, Inc. 5.375% 5/1/26 (a)	2,530,000	2,577,438
Bombardier, Inc.:
6.125% 1/15/23 (a)	3,450,000	3,475,875
7.5% 12/1/24 (a)	2,040,000	2,080,800
7.5% 3/15/25 (a)	780,000	780,975
7.875% 4/15/27 (a)	1,630,000	1,617,710
BWX Technologies, Inc. 5.375% 7/15/26 (a)	1,925,000	1,963,500
TransDigm, Inc.:
6% 7/15/22	1,470,000	1,497,195
6.25% 3/15/26 (a)	2,455,000	2,516,375
6.375% 6/15/26	1,470,000	1,429,575
6.5% 5/15/25	1,805,000	1,798,231
		19,737,674
Air Freight & Logistics - 0.1%
Aercap Global Aviation Trust 6.5% 6/15/45 (a)(c)	2,815,000	2,800,925
Commercial Services & Supplies - 0.3%
APX Group, Inc.:
7.625% 9/1/23	1,400,000	1,233,750
8.75% 12/1/20	1,680,000	1,669,500
Brand Energy & Infrastructure Services, Inc. 8.5% 7/15/25 (a)	1,030,000	929,575
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (a)	1,800,000	1,703,250
Multi-Color Corp. 4.875% 11/1/25 (a)	1,250,000	1,267,188
Prime Security One MS, Inc. 4.875% 7/15/32 (a)	1,105,000	930,963
Tervita Escrow Corp. 7.625% 12/1/21 (a)	240,000	239,400
		7,973,626
Construction & Engineering - 0.2%
AECOM:
5.125% 3/15/27	2,520,000	2,390,850
5.875% 10/15/24	1,905,000	1,995,773
		4,386,623
Electrical Equipment - 0.0%
Sensata Technologies BV 5% 10/1/25 (a)	715,000	722,150
Machinery - 0.1%
U.S.A. Compression Partners LP:
6.875% 4/1/26	1,500,000	1,526,250
6.875% 9/1/27 (a)(b)	435,000	443,700
		1,969,950
Marine - 0.0%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (a)	890,000	645,250
Navios Maritime Holdings, Inc. 7.375% 1/15/22 (a)	165,000	73,838
		719,088
Trading Companies & Distributors - 0.2%
Avantor, Inc. 6% 10/1/24 (a)	780,000	795,600
FLY Leasing Ltd.:
5.25% 10/15/24	2,075,000	1,971,250
6.375% 10/15/21	1,500,000	1,511,250
		4,278,100
TOTAL INDUSTRIALS		42,588,136
INFORMATION TECHNOLOGY - 0.8%
Electronic Equipment & Components - 0.1%
TTM Technologies, Inc. 5.625% 10/1/25 (a)	2,835,000	2,686,163
IT Services - 0.0%
Gartner, Inc. 5.125% 4/1/25 (a)	350,000	352,625
Semiconductors & Semiconductor Equipment - 0.1%
Qorvo, Inc. 5.5% 7/15/26 (a)	1,795,000	1,830,900
Sensata Technologies UK Financing Co. PLC 6.25% 2/15/26 (a)	1,000,000	1,055,000
		2,885,900
Software - 0.6%
Ascend Learning LLC:
6.875% 8/1/25 (a)	1,160,000	1,136,800
6.875% 8/1/25 (a)	125,000	121,719
CDK Global, Inc.:
4.875% 6/1/27	485,000	476,614
5.875% 6/15/26	985,000	1,015,781
Ensemble S Merger Sub, Inc. 9% 9/30/23 (a)	1,860,000	1,920,450
Fair Isaac Corp. 5.25% 5/15/26 (a)	2,365,000	2,388,650
Nuance Communications, Inc.:
5.375% 8/15/20 (a)	127,000	127,000
5.625% 12/15/26	1,085,000	1,106,700
Open Text Corp. 5.875% 6/1/26 (a)	3,330,000	3,503,426
Symantec Corp. 5% 4/15/25 (a)	2,790,000	2,779,439
		14,576,579
TOTAL INFORMATION TECHNOLOGY		20,501,267
MATERIALS - 1.4%
Chemicals - 0.6%
Element Solutions, Inc. 5.875% 12/1/25 (a)	1,915,000	1,937,750
NOVA Chemicals Corp. 4.875% 6/1/24 (a)	2,020,000	1,955,764
Nufarm Australia Ltd. 5.75% 4/30/26 (a)	1,735,000	1,616,899
OCI NV 6.625% 4/15/23 (a)	2,620,000	2,711,700
Olin Corp. 5.125% 9/15/27	1,495,000	1,506,213
The Chemours Co. LLC 5.375% 5/15/27	1,380,000	1,345,500
TPC Group, Inc. 8.75% 12/15/20 (a)	2,940,000	2,881,200
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 5.375% 9/1/25 (a)	1,240,000	1,165,600
Valvoline, Inc. 4.375% 8/15/25	1,025,000	971,188
		16,091,814
Containers & Packaging - 0.5%
Ard Securities Finance SARL 8.75% 1/31/23 pay-in-kind (a)(c)	1,713,566	1,610,752
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
4.625% 5/15/23 (a)	2,500,000	2,518,750
6% 2/15/25 (a)	1,480,000	1,461,500
7.25% 5/15/24 (a)	1,500,000	1,557,675
Crown Americas LLC/Crown Americas Capital Corp. V 4.25% 9/30/26	2,120,000	2,040,500
Flex Acquisition Co., Inc.:
6.875% 1/15/25 (a)	1,100,000	1,039,500
7.875% 7/15/26 (a)	255,000	244,163
OI European Group BV 4% 3/15/23 (a)	1,445,000	1,412,488
Owens-Brockway Glass Container, Inc. 5.375% 1/15/25 (a)	2,000,000	2,039,900
Silgan Holdings, Inc. 4.75% 3/15/25	695,000	681,100
		14,606,328
Metals & Mining - 0.3%
Commercial Metals Co. 5.375% 7/15/27	1,055,000	987,744
First Quantum Minerals Ltd.:
6.5% 3/1/24 (a)	900,000	850,500
7.25% 5/15/22 (a)	565,000	568,531
7.25% 4/1/23 (a)	2,395,000	2,353,088
Freeport-McMoRan, Inc.:
3.55% 3/1/22	480,000	474,600
3.875% 3/15/23	1,645,000	1,621,115
		6,855,578
TOTAL MATERIALS		37,553,720
REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.1%
CTR Partnership LP/CareTrust Capital Corp. 5.25% 6/1/25	1,170,000	1,175,850
MPT Operating Partnership LP/MPT Finance Corp.:
5% 10/15/27	595,000	590,538
5.25% 8/1/26	1,035,000	1,047,938
5.5% 5/1/24	1,500,000	1,535,625
		4,349,951
Real Estate Management & Development - 0.1%
Howard Hughes Corp. 5.375% 3/15/25 (a)	2,345,000	2,315,688
TOTAL REAL ESTATE		6,665,639
UTILITIES - 1.0%
Electric Utilities - 0.4%
Clearway Energy Operating LLC 5.75% 10/15/25 (a)	900,000	884,250
DPL, Inc. 6.75% 10/1/19	245,000	248,369
InterGen NV 7% 6/30/23 (a)	3,045,000	2,740,500
NRG Yield Operating LLC 5% 9/15/26	885,000	825,263
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (a)	1,691,612	1,810,025
Vistra Operations Co. LLC 5.5% 9/1/26 (a)	3,566,000	3,699,725
		10,208,132
Independent Power and Renewable Electricity Producers - 0.6%
Dynegy, Inc.:
5.875% 6/1/23	865,000	888,788
7.625% 11/1/24	1,009,000	1,072,063
NextEra Energy Partners LP:
4.25% 9/15/24 (a)	1,365,000	1,341,113
4.5% 9/15/27 (a)	250,000	237,500
NRG Energy, Inc. 6.625% 1/15/27	1,910,000	2,034,150
Talen Energy Supply LLC:
6.5% 6/1/25	190,000	169,290
10.5% 1/15/26 (a)	3,835,000	3,969,225
TerraForm Power Operating LLC:
4.25% 1/31/23 (a)	500,000	495,355
5% 1/31/28 (a)	560,000	532,000
6.625% 6/15/25 (a)(c)	1,215,000	1,275,750
The AES Corp.:
4.5% 3/15/23	755,000	760,663
5.125% 9/1/27	1,150,000	1,181,625
6% 5/15/26	2,000,000	2,105,000
		16,062,522
TOTAL UTILITIES		26,270,654

TOTAL NONCONVERTIBLE BONDS		496,708,795

TOTAL CORPORATE BONDS
(Cost $501,690,709)		498,638,982

Bank Loan Obligations - 0.4%
COMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.1%
Frontier Communications Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.25% 6/15/24 (c)(d)	2,758,000	2,654,575
Level 3 Financing, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.7311% 2/22/24 (c)(d)	1,030,000	1,025,221
		3,679,796
Media - 0.1%
WideOpenWest Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.7311% 8/19/23 (c)(d)	1,471,375	1,445,626

TOTAL COMMUNICATION SERVICES		5,125,422

CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Golden Entertainment, Inc. Tranche B, term loan:
3 month U.S. LIBOR + 3.000% 5.5% 10/20/24 (c)(d)	1,346,400	1,336,302
3 month U.S. LIBOR + 7.000% 9.5% 10/20/25 (c)(d)	455,000	443,625
Scientific Games Corp. Tranche B 5LN, term loan 3 month U.S. LIBOR + 2.750% 5.3123% 8/14/24 (c)(d)	450,682	446,418
		2,226,345
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
California Resources Corp. Tranche B, term loan 3 month U.S. LIBOR + 4.750% 7.243% 12/31/22 (c)(d)	475,000	467,082
INDUSTRIALS - 0.1%
Commercial Services & Supplies - 0.1%
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.9565% 6/21/24 (c)(d)	1,467,650	1,431,194
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Radiate Holdco LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.493% 2/1/24 (c)(d)	407,738	405,254
Software - 0.0%
Almonde, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 10.053% 6/13/25 (c)(d)	55,000	54,014
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 6.303% 6/13/24 (c)(d)	243,372	240,717
		294,731

TOTAL INFORMATION TECHNOLOGY		699,985

TOTAL BANK LOAN OBLIGATIONS
(Cost $9,926,061)		9,950,028
	Shares	Value

Fixed-Income Funds - 79.1%
High Yield Fixed-Income Funds - 79.1%
Artisan High Income Fund Investor Shares	31,675,172	304,715,154
BlackRock High Yield Bond Portfolio Institutional Class	9,818,757	73,837,055
Eaton Vance Income Fund of Boston Class A	19,970,801	110,438,528
Fidelity Advisor High Income Advantage Fund Class I (e)	15,442,861	160,296,900
Fidelity Capital & Income Fund (e)	36,575,935	360,272,960
Hotchkis & Wiley High Yield Fund Class A	31,421,259	363,543,944
MainStay High Yield Corporate Bond Fund Class A	39,778,475	220,770,537
Prudential High Yield Fund	37,869,322	203,736,954
T. Rowe Price High Yield Fund Advisor Class	45,556,265	293,382,348
TOTAL FIXED-INCOME FUNDS
(Cost $2,034,489,013)		2,090,994,380
	Principal Amount	Value

Preferred Securities - 0.7%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Andeavor Logistics LP 6.875% (c)(f)	2,055,000	2,012,685
FINANCIALS - 0.6%
Banks - 0.6%
Bank of America Corp.:
5.2% (c)(f)	1,200,000	1,228,929
6.25% (c)(f)	4,000,000	4,352,718
Barclays PLC 7.875% (Reg. S) (c)(f)	2,640,000	2,812,590
Credit Agricole SA 6.625% (a)(c)(f)	1,720,000	1,757,338
Royal Bank of Scotland Group PLC:
7.5% (c)(f)	1,840,000	1,906,623
8.625% (c)(f)	2,000,000	2,173,829
Wells Fargo & Co. 5.9% (c)(f)	2,250,000	2,319,905
		16,551,932
TOTAL PREFERRED SECURITIES
(Cost $18,001,507)		18,564,617
	Shares	Value

Money Market Funds - 0.6%
Fidelity Cash Central Fund, 2.44% (g)	17,451,685	17,455,175
State Street Institutional U.S. Government Money Market Fund Premier Class 2.35% (h)	22,312	22,312
TOTAL MONEY MARKET FUNDS
(Cost $17,477,343)		17,477,487
TOTAL INVESTMENT IN SECURITIES - 99.7%
(Cost $2,581,584,633)		2,635,625,494
NET OTHER ASSETS (LIABILITIES) - 0.3%		6,859,409
NET ASSETS - 100%		$2,642,484,903

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $284,812,218 or 10.8% of net assets.

 (b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (e) Affiliated Fund

 (f) Security is perpetual in nature with no stated maturity date.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$235,544
Total	$235,544

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Advisor High Income Advantage Fund Class I	$155,353,011	$33,031,425	$24,394,627	$9,325,018	$(1,360,615)	$(2,332,294)	$160,296,900
Fidelity Capital & Income Fund	507,022,434	63,243,726	183,351,851	30,620,280	3,706,272	(30,347,621)	360,272,960
Fidelity High Income Fund	75,795,352	2,317,363	77,510,716	2,488,446	12,635,010	(13,237,009)	--
Total	$738,170,797	$98,592,514	$285,257,194	$42,433,744	$14,980,667	$(45,916,924)	$520,569,860

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$498,638,982	$--	$498,638,982	$--
Bank Loan Obligations	9,950,028	--	9,950,028	--
Fixed-Income Funds	2,090,994,380	2,090,994,380	--	--
Preferred Securities	18,564,617	--	18,564,617	--
Money Market Funds	17,477,487	17,477,487	--	--
Total Investments in Securities:	$2,635,625,494	$2,108,471,867	$527,153,627	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $2,120,464,608)	$2,097,600,459
Fidelity Central Funds (cost $17,455,031)	17,455,175
Other affiliated issuers (cost $443,664,994)	520,569,860
Total Investment in Securities (cost $2,581,584,633)		$2,635,625,494
Cash		3,362
Receivable for investments sold		8,016,582
Receivable for fund shares sold		789,005
Interest receivable		8,424,188
Distributions receivable from Fidelity Central Funds		17,154
Prepaid expenses		1,485
Other receivables		54,111
Total assets		2,652,931,381
Liabilities
Payable for investments purchased
Regular delivery	$3,970,231
Delayed delivery	1,315,000
Payable for fund shares redeemed	1,058,717
Distributions payable	3,807,006
Accrued management fee	138,910
Other affiliated payables	70,594
Other payables and accrued expenses	86,020
Total liabilities		10,446,478
Net Assets		$2,642,484,903
Net Assets consist of:
Paid in capital		$2,732,983,736
Total distributable earnings (loss)		(90,498,833)
Net Assets, for 282,772,453 shares outstanding		$2,642,484,903
Net Asset Value, offering price and redemption price per share ($2,642,484,903 ÷ 282,772,453 shares)		$9.34

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2019
Investment Income
Dividends:
Unaffiliated issuers		$102,065,418
Affiliated issuers		32,580,707
Interest		31,745,039
Income from Fidelity Central Funds		235,544
Total income		166,626,708
Expenses
Management fee	$9,070,744
Transfer agent fees	420,956
Accounting fees and expenses	952,767
Custodian fees and expenses	22,271
Independent trustees' fees and expenses	35,562
Registration fees	73,333
Audit	45,540
Legal	11,429
Miscellaneous	30,267
Total expenses before reductions	10,662,869
Expense reductions	(7,445,871)
Total expenses after reductions		3,216,998
Net investment income (loss)		163,409,710
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(61,381,969)
Fidelity Central Funds	172
Other affiliated issuers	14,980,667
Capital gain distributions from underlying funds:
Unaffiliated issuers	2,018,902
Affiliated issuers	9,853,037
Total net realized gain (loss)		(34,529,191)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(1,812,674)
Fidelity Central Funds	144
Other affiliated issuers	(45,916,924)
Total change in net unrealized appreciation (depreciation)		(47,729,454)
Net gain (loss)		(82,258,645)
Net increase (decrease) in net assets resulting from operations		$81,151,065

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2019	Year ended February 28, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$163,409,710	$157,782,749
Net realized gain (loss)	(34,529,191)	15,064,862
Change in net unrealized appreciation (depreciation)	(47,729,454)	(28,861,386)
Net increase (decrease) in net assets resulting from operations	81,151,065	143,986,225
Distributions to shareholders	(152,578,108)	–
Distributions to shareholders from net investment income	–	(154,409,359)
Total distributions	(152,578,108)	(154,409,359)
Share transactions
Proceeds from sales of shares	518,968,318	823,784,503
Reinvestment of distributions	99,413,790	119,240,744
Cost of shares redeemed	(951,905,541)	(1,203,237,841)
Net increase (decrease) in net assets resulting from share transactions	(333,523,433)	(260,212,594)
Total increase (decrease) in net assets	(404,950,476)	(270,635,728)
Net Assets
Beginning of period	3,047,435,379	3,318,071,107
End of period	$2,642,484,903	$3,047,435,379
Other Information
Distributions in excess of net investment income end of period		$(9,653,867)
Shares
Sold	55,268,271	85,838,165
Issued in reinvestment of distributions	10,691,042	12,409,365
Redeemed	(102,827,858)	(125,299,114)
Net increase (decrease)	(36,868,545)	(27,051,584)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Income Opportunities Fund

Years ended February 28,	2019	2018	2017	2016 A	2015
Selected Per–Share Data
Net asset value, beginning of period	$9.53	$9.57	$8.48	$9.94	$10.45
Income from Investment Operations
Net investment income (loss)B	.513	.489	.493	.518	.551
Net realized and unrealized gain (loss)	(.222)	(.050)	1.091	(1.300)	(.369)
Total from investment operations	.291	.439	1.584	(.782)	.182
Distributions from net investment income	(.469)	(.479)	(.494)	(.537)C	(.552)
Distributions from net realized gain	(.012)	–	–	(.118)C	(.140)
Tax return of capital	–	–	–	(.023)	–
Total distributions	(.481)	(.479)	(.494)	(.678)	(.692)
Net asset value, end of period	$9.34	$9.53	$9.57	$8.48	$9.94
Total ReturnD	3.21%	4.66%	19.08%	(8.26)%	1.82%
Ratios to Average Net AssetsE,F
Expenses before reductions	.36%	.38%	.29%	.26%	.26%
Expenses net of fee waivers, if any	.11%	.13%	.04%	.01%	.01%
Expenses net of all reductions	.11%	.13%	.04%	.01%	.01%
Net investment income (loss)	5.49%	5.09%	5.40%	5.56%	5.40%
Supplemental Data
Net assets, end of period (000 omitted)	$2,642,485	$3,047,435	$3,318,071	$3,813,523	$4,225,162
Portfolio turnover rateG	22%	33%	38%	10%	16%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2019

1. Organization.

Strategic Advisers Income Opportunities Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain clients of Strategic Advisers LLC. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2019 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $54,111 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, partnerships, market discount, deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$113,108,895
Gross unrealized depreciation	(61,117,474)
Net unrealized appreciation (depreciation)	$51,991,421
Tax Cost	$2,583,634,073

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$4,226,819
Capital loss carryforward	$(146,662,960)
Net unrealized appreciation (depreciation) on securities and other investments	$51,991,421

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(14,878,146)
Long-term	(131,784,814)
Total capital loss carryforward	$(146,662,960)

The tax character of distributions paid was as follows:

	February 28, 2019	February 28, 2018
Ordinary Income	$152,578,108	$ 154,409,359

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

3. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $639,553,654 and $952,399,902, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .75% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Adviser. FIAM LLC (an affiliate of the investment adviser) served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. Effective July 1, 2018 transfer agent fees are not paid by the Fund and are instead paid by the investment adviser or an affiliate. Prior to July 1, 2018 FIIOC received account fees and asset-based fees that varied according to account size and type of account. The Fund did not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, FIIOC paid for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to a rate of .01% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month. For the period, the fees were equivalent to an annual rate of .03%.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

5. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Money Market Central Funds are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8,255 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2021. During the period, this waiver reduced the Fund's management fee by $7,439,924.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $5,947.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Income Opportunities Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Income Opportunities Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the "Fund") as of February 28, 2019, the related statement of operations for the year ended February 28, 2019, the statement of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2019 and the financial highlights for each of the five years in the period ended February 28, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 15, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 14 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2018

Trustee

Mr. Hogan also serves as Trustee of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), a Director of Strategic Advisers LLC (2018-present), and a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present). Previously, Mr. Hogan served as President of FMR Co., Inc. (2009-2018), a Vice President of Fidelity's Equity and High Income funds (2009-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and on the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), and Member of the Ron Burton Training Village Executive Board of Advisors (2018-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-present), a guest lecturer in the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-present), Managing Partner of Topridge Associates, LLC (consulting, 2005-present), and a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and Executive Committees (2017-present) of Business Executives for National Security (nonprofit). Previously, Ms. Steiger served as Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Christina H. Lee (1975)

Year of Election or Appointment: 2018

Assistant Secretary

Ms. Lee also serves as Assistant Secretary of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2018 to February 28, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2018	Ending Account Value February 28, 2019	Expenses Paid During Period-B September 1, 2018 to February 28, 2019
Actual	.10%	$1,000.00	$1,011.10	$.50
Hypothetical-C		$1,000.00	$1,024.30	$.50

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Income Opportunities Fund voted to pay on April 8, 2019, to shareholders of record at the opening of business on April 5, 2019, a distribution of $0.004 per share derived from capital gains realized from sales of portfolio securities.

A total of 0.66% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Income Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers LLC (formerly Strategic Advisers, Inc.) (Strategic Advisers) and the sub-advisory agreement with FIAM LLC (the Sub-Advisory Agreement and, together with the management contract, the Advisory Contracts) for the fund. Strategic Advisers and the sub-adviser are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board. The Board, acting directly and through its committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts.

At its September 2018 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In addition, the Board approved amendments to the fund's Advisory Contracts to reflect the change in Strategic Advisers' name from Strategic Advisers, Inc. to Strategic Advisers LLC, noting that no other contract terms were impacted and that Strategic Advisers will continue to provide the same services to the fund.

In reaching its determination to renew the fund's Advisory Contracts and approve the amendments to the Advisory Contracts described above (Amendments), the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationships with the fund; (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund and approve the Amendments, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the approval of the Amendments is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreement, the Board also concluded that the renewal of the agreement and the approval of the Amendments do not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts and approve the Amendments was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the Investment Advisers, including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategy for the fund; (ii) identifying and recommending to the Trustees one or more sub-advisers for the fund; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by the sub-adviser. The Trustees noted that under the Sub-Advisory Agreement subject to oversight by Strategic Advisers, the sub-adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the sub-adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that the sub-adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of administrative and shareholder services performed by Strategic Advisers and itsaffiliates under the management contract and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-adviser, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

In connection with the renewal of the Advisory Contracts, the Board considered annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group").

The Board considered discussions with Strategic Advisers about fund investment performance and the performance of the sub-adviser that occur at Board meetings throughout the year as part of regularly scheduled fund reviews and other reports to the Board on fund performance, taking into account various factors including general market conditions. In its discussions with Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2017, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Income Opportunities Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the first quartile for the one- and five-year periods and in the second quartile for the three-year period ended December 31, 2017. The Board also noted that the fund had out-performed 85%, 72%, and 76% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2017. The Board also noted that the investment performance of the fund was higher than its benchmark for the one-year period and lower than its benchmark for the three- and five-year periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2021 (effectively waiving its portion of the management fee) and considered that the fund's contractual maximum aggregate annual management fee rate may not exceed 0.75%. In considering the fund's management fee and management fee waiver and comparisons to other registered investment companies with investment objectives similar to those of the fund, the Board noted that shares of the fund are offered only to clients that participate in the Fidelity Portfolio Advisory Service managed account program.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board. Beginning in 2015, the management fee information shown below is as of December 31. Prior to 2015, the management fee information shown below is as of February 28.

Strategic Advisers Income Opportunities Fund

The Board noted that the fund's management fee rate was ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2017.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the fund's total expenses, the Board considered the fund's management fee rate as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type.

The Board noted that the fund's total expenses were above the median of the fund's Total Mapped Group for the 12-month period ended December 31, 2017. The Board considered that, in general, various factors can affect total expenses. The Board noted that the fund's total expenses ranked above the competitive median of its institutional peer group, primarily because the fund's underlying assets are invested in unaffiliated mutual funds that charge a 12b-1 fee, resulting in higher other expenses as compared to the fund's institutional peers. The Board also considered an alternative expense comparison analysis compared to a universe of no-load funds (higher 12b-1 fee classes designed specifically for retirement plans). The Board noted that, under this alternative competitive analysis, the total expenses for the fund ranked below median.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and the sub-adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of the sub-adviser's relationship with the fund and the potential fall-out benefits, if any, that may accrue to the sub-adviser as a result of its relationship with the fund. The Board considered profitability information provided by the sub-adviser in light of the nature of the relationship between Strategic Advisers and the sub-adviser with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered thatthe fund's Sub-Advisory Agreement provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to the fund. The Board also took into consideration that Strategic Advisers has agreed to waive 0.25% of its management fee through September 30, 2021.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed and the Amendments should be approved because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to the Sub-Advisory Agreement, the Board concluded that the renewal of the agreement and the approval of the amendments thereto do not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

SRQ-ANN-0419
1.912881.108

Strategic Advisers® Core Income Fund Offered exclusively to certain clients of Strategic Advisers LLC - not available for sale to the general public Annual Report February 28, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
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Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2019	Past 1 year	Past 5 years	Past 10 years
Strategic Advisers® Core Income Fund	3.10%	2.68%	5.33%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Core Income Fund on February 28, 2009.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$16,810	Strategic Advisers® Core Income Fund
$14,397	Bloomberg Barclays U.S. Aggregate Bond Index

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds rose for the 12 months ending February 28, 2019, as the fairly calm market early in the period turned volatile before settling down in late 2018 and early in the new year. The Bloomberg Barclays U.S. Aggregate Bond Index gained 3.17%. Longer-term bond yields advanced through mid-May, driven by policy-rate hikes and plans by the U.S. Federal Reserve to reduce its balance sheet. Yields moderated in the summer, with spreads between shorter-term and longer-term Treasury bonds remaining tight, partly because of escalating global trade tension, before rising a bit in September and early October on expectations for higher inflation. Yields then declined and credit spreads widened in November and December due to broad market volatility, disappointing U.S. manufacturing data and signs of a global slowdown. Yield spreads narrowed in January and to a lesser degree in February, partly because the U.S. Federal Reserve signaled that it would be “patient” with future interest rate hikes. Within the Bloomberg Barclays index, the securitized segment posted the heftiest gain (+3.60%), followed by U.S. Treasuries (+3.23%) and corporate bonds (+2.63%). Outside the index, most non-core fixed-income segments moderately topped nominal U.S. Treasuries, and Treasury Inflation-Protected Securities (TIPS) returned 1.91%.

Comments from Portfolio Manager Jonathan Duggan:  For the fiscal year, the Fund gained 3.10%, performing about in line with the benchmark Bloomberg Barclays U.S. Aggregate Bond Index. Strong relative performance from our underlying sub-advisers helped the Fund's performance stay close to that of the benchmark. Specifically, two strategies managed by sub-adviser FIAM® were the top relative contributors: Core Investment Grade and Fixed Income Securitized. Core Investment Grade outperformed partly by avoiding underperforming issuers within the index. Fixed Income Securitized benefited from having less interest rate sensitivity than the benchmark, along with allocations to higher-quality securitized bonds. On the downside, PIMCO Total Return Fund was the Fund's largest relative detractor. It was hurt by interest-rate positioning in international markets, underweighted exposure to the U.S. dollar and allocations to emerging-markets (EM) currencies. During the period, we continued to reduce risk in the broader portfolio. We cut the Fund's exposure to high-yield credit and EM debt by adjusting the allocations to underlying managers. We also increased the Fund's exposure to U.S. Treasuries and plan to maintain this emphasis on risk- and liquidity management in the months ahead.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On January 1, 2019, former Co-Manager Gregory Pappas retired after 28 years with the firm, leaving Jonathan Duggan as sole manager of the Fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 28, 2019

(excluding cash equivalents)	% of fund's net assets
PIMCO Total Return Fund Institutional Class	17.7
Fidelity SAI Total Bond Fund	17.0
Western Asset Core Plus Bond Fund Class I	8.2
U.S. Treasury Obligations	7.6
Prudential Total Return Bond Fund Class A	5.0
Metropolitan West Total Return Bond Fund Class M	4.8
Western Asset Core Bond Fund Class I	4.5
Fannie Mae	4.3
PIMCO Income Fund Institutional Class	3.5
Fidelity SAI U.S. Treasury Bond Index Fund	3.3

Asset Allocation (% of fund's net assets)

As of February 28, 2019
Corporate Bonds	6.9%
U.S. Government and U.S. Government Agency Obligations	15.9%
Asset-Backed Securities	0.5%
CMOs and Other Mortgage Related Securities	0.5%
Municipal Securities	0.2%
Bank Loan Funds	0.7%
High Yield Fixed-Income Funds	0.1%
Intermediate-Term Bond Funds	71.2%
Other Investments	0.2%
Short-Term Investments and Net Other Assets (Liabilities)*	(0.5)%
Intermediate Government Funds	3.7%
Inflation-Protected Bond Funds	0.6%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Asset allocations of funds in the pie chart reflect the categorizations of assets as defined by Morningstar as of the reporting date.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Schedule of Investments February 28, 2019

Showing Percentage of Net Assets

Nonconvertible Bonds - 6.9%
	Principal Amount	Value
COMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.4%
AT&T, Inc.:
2.3% 3/11/19	$60,000,000	$59,996,529
3.4% 5/15/25	455,000	443,284
3.6% 2/17/23	6,860,000	6,903,093
3.95% 1/15/25	1,275,000	1,278,829
4.45% 4/1/24	3,622,000	3,749,494
4.5% 5/15/35	1,980,000	1,865,257
4.5% 3/9/48	21,790,000	19,504,972
4.55% 3/9/49	611,000	547,645
4.75% 5/15/46	1,715,000	1,592,382
4.8% 6/15/44	515,000	483,476
5.15% 11/15/46	10,160,000	9,933,850
5.35% 9/1/40	59,000	59,189
6.3% 1/15/38	2,523,000	2,814,345
BellSouth Capital Funding Corp. 7.875% 2/15/30	56,000	65,894
British Telecommunications PLC 9.625% 12/15/30 (a)	575,000	803,269
CenturyLink, Inc. 6.15% 9/15/19	2,129,000	2,152,951
Verizon Communications, Inc.:
3.376% 2/15/25	148,000	147,963
3.85% 11/1/42	1,462,000	1,317,640
4.016% 12/3/29 (b)	971,000	969,905
4.5% 8/10/33	1,310,000	1,341,850
4.522% 9/15/48	2,795,000	2,742,925
4.862% 8/21/46	4,163,000	4,280,581
5.012% 4/15/49	3,858,000	4,038,304
5.012% 8/21/54	24,110,000	24,766,984
		151,800,611
Entertainment - 0.1%
NBCUniversal, Inc.:
4.45% 1/15/43	2,406,000	2,385,036
5.15% 4/30/20	3,135,000	3,215,908
5.95% 4/1/41	1,495,000	1,765,536
Time Warner, Inc.:
3.55% 6/1/24	3,131,000	3,118,314
3.8% 2/15/27	695,000	675,861
4.7% 1/15/21	2,175,000	2,239,042
4.9% 6/15/42	7,000,000	6,645,713
6.2% 3/15/40	2,433,000	2,666,740
Viacom, Inc.:
3.875% 4/1/24	1,380,000	1,379,697
5.85% 9/1/43	220,000	229,310
Walt Disney Co.:
1.85% 7/30/26	1,030,000	937,709
2.55% 2/15/22	335,000	333,851
2.75% 8/16/21	200,000	200,290
		25,793,007
Media - 0.3%
21st Century Fox America, Inc.:
4.75% 9/15/44	3,270,000	3,531,136
4.95% 10/15/45	50,000	55,659
5.4% 10/1/43	515,000	602,178
CBS Corp. 4.3% 2/15/21	270,000	274,876
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
4.464% 7/23/22	11,002,000	11,284,931
4.908% 7/23/25	7,565,000	7,836,718
5.375% 4/1/38	450,000	435,065
5.375% 5/1/47	25,000,000	23,703,050
6.384% 10/23/35	2,985,000	3,198,643
6.484% 10/23/45	720,000	774,417
Comcast Corp.:
3.6% 3/1/24	1,095,000	1,111,620
3.9% 3/1/38	1,317,000	1,245,592
3.969% 11/1/47	3,958,000	3,671,539
3.999% 11/1/49	4,859,000	4,512,396
4% 3/1/48	2,409,000	2,252,291
4.6% 8/15/45	5,166,000	5,215,699
4.65% 7/15/42	3,521,000	3,575,512
4.7% 10/15/48	930,000	968,253
5.7% 7/1/19	1,100,000	1,110,363
Discovery Communications LLC:
3.5% 6/15/22 (b)	1,105,000	1,093,114
3.95% 6/15/25 (b)	710,000	686,138
5% 9/20/37	255,000	240,445
5.625% 8/15/19	138,000	139,504
Fox Corp.:
3.666% 1/25/22 (b)	986,000	997,478
4.03% 1/25/24 (b)	1,733,000	1,766,156
4.709% 1/25/29 (b)	2,509,000	2,600,696
5.476% 1/25/39 (b)	2,474,000	2,593,397
5.576% 1/25/49 (b)	1,641,000	1,732,956
Time Warner Cable, Inc.:
4% 9/1/21	16,424,000	16,584,995
5.5% 9/1/41	2,591,000	2,451,808
5.875% 11/15/40	5,543,000	5,499,913
6.55% 5/1/37	8,522,000	9,036,732
7.3% 7/1/38	6,393,000	7,215,006
8.25% 4/1/19	6,565,000	6,591,482
		134,589,758
Wireless Telecommunication Services - 0.0%
America Movil S.A.B. de CV 5% 3/30/20	1,175,000	1,196,705
Rogers Communications, Inc. 3% 3/15/23	150,000	149,163
		1,345,868

TOTAL COMMUNICATION SERVICES		313,529,244

CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.1%
Ford Motor Co. 6.375% 2/1/29	2,670,000	2,692,297
General Motors Co. 6.25% 10/2/43	2,115,000	2,085,006
General Motors Financial Co., Inc.:
3.5% 7/10/19	3,787,000	3,794,111
3.7% 5/9/23	11,800,000	11,614,073
4% 1/15/25	1,175,000	1,128,602
4.25% 5/15/23	1,875,000	1,880,967
4.375% 9/25/21	7,321,000	7,440,488
		30,635,544
Diversified Consumer Services - 0.0%
Ingersoll-Rand Global Holding Co. Ltd. 4.25% 6/15/23	425,000	441,296
President and Fellows of Harvard College:
3.15% 7/15/46	190,000	169,457
3.3% 7/15/56	190,000	167,255
Trustees of Boston University 4.061% 10/1/48	450,000	458,271
University of Southern California 3.841% 10/1/47	705,000	699,396
		1,935,675
Hotels, Restaurants & Leisure - 0.0%
Aramark Services, Inc. 5% 2/1/28 (b)	960,000	948,000
Marriott International, Inc. 3.125% 6/15/26	1,090,000	1,027,265
McDonald's Corp.:
3.7% 1/30/26	290,000	291,703
4.7% 12/9/35	1,385,000	1,425,122
		3,692,090
Household Durables - 0.2%
Lennar Corp.:
4.75% 11/29/27	9,350,000	9,081,188
5% 6/15/27	12,100,000	11,858,000
5.25% 6/1/26	2,920,000	2,930,950
Newell Brands, Inc. 4.2% 4/1/26	515,000	483,556
Toll Brothers Finance Corp.:
4.35% 2/15/28	29,675,000	27,857,406
4.375% 4/15/23	5,000,000	5,012,500
4.875% 3/15/27	6,442,000	6,313,160
5.875% 2/15/22	12,000,000	12,600,000
		76,136,760
Internet & Direct Marketing Retail - 0.0%
Amazon.com, Inc. 2.8% 8/22/24	1,045,000	1,036,882
Multiline Retail - 0.0%
Dollar Tree, Inc. 4.2% 5/15/28	1,395,000	1,330,606
Specialty Retail - 0.0%
Home Depot, Inc.:
2.625% 6/1/22	260,000	258,527
3.75% 2/15/24	3,626,000	3,761,291
4.875% 2/15/44	625,000	689,371
5.875% 12/16/36	300,000	364,732
Lowe's Companies, Inc. 4.25% 9/15/44	485,000	446,669
		5,520,590

TOTAL CONSUMER DISCRETIONARY		120,288,147

CONSUMER STAPLES - 0.3%
Beverages - 0.2%
Anheuser-Busch InBev Finance, Inc.:
3.65% 2/1/26	12,330,000	12,181,085
4.7% 2/1/36	10,761,000	10,415,594
4.9% 2/1/46	12,306,000	11,843,387
Anheuser-Busch InBev Worldwide, Inc.:
4.75% 4/15/58	6,987,000	6,342,026
5.45% 1/23/39	5,390,000	5,656,572
5.55% 1/23/49	14,627,000	15,362,940
5.8% 1/23/59 (Reg. S)	15,062,000	16,068,091
Constellation Brands, Inc.:
4.4% 11/15/25	480,000	491,920
4.75% 11/15/24	5,595,000	5,873,374
PepsiCo, Inc.:
2.75% 3/5/22	900,000	900,434
3.1% 7/17/22	260,000	262,682
3.6% 3/1/24	1,952,000	2,016,469
4.5% 1/15/20	1,925,000	1,954,568
		89,369,142
Food & Staples Retailing - 0.0%
Walgreens Boots Alliance, Inc. 3.3% 11/18/21	2,632,000	2,645,976
Food Products - 0.0%
H.J. Heinz Co.:
3% 6/1/26	165,000	151,929
4.375% 6/1/46	6,039,000	5,003,756
5% 7/15/35	190,000	181,228
5.2% 7/15/45	310,000	288,503
The J.M. Smucker Co. 3.5% 3/15/25	310,000	303,546
Tyson Foods, Inc. 3.95% 8/15/24	450,000	453,299
Unilever Capital Corp. 4.25% 2/10/21	375,000	385,612
		6,767,873
Tobacco - 0.1%
Altria Group, Inc.:
2.85% 8/9/22	1,570,000	1,543,252
4% 1/31/24	1,380,000	1,392,997
9.25% 8/6/19	449,000	460,364
BAT Capital Corp.:
3.222% 8/15/24	3,195,000	3,076,323
3.557% 8/15/27	770,000	703,709
Philip Morris International, Inc. 3.875% 8/21/42	1,850,000	1,609,369
Reynolds American, Inc.:
4% 6/12/22	1,548,000	1,566,725
5.7% 8/15/35	1,287,000	1,269,098
6.15% 9/15/43	1,299,000	1,279,582
7.25% 6/15/37	2,443,000	2,670,205
		15,571,624

TOTAL CONSUMER STAPLES		114,354,615

ENERGY - 1.1%
Energy Equipment & Services - 0.0%
Baker Hughes A Ge Co. LLC 4.08% 12/15/47	145,000	128,103
El Paso Pipeline Partners Operating Co. LLC 5% 10/1/21	1,212,000	1,258,227
Halliburton Co.:
4.75% 8/1/43	445,000	445,690
6.7% 9/15/38	170,000	207,025
		2,039,045
Oil, Gas & Consumable Fuels - 1.1%
Alberta Energy Co. Ltd. 8.125% 9/15/30	6,179,000	7,591,876
Amerada Hess Corp.:
7.3% 8/15/31	1,849,000	2,106,583
7.875% 10/1/29	3,089,000	3,620,060
Anadarko Finance Co. 7.5% 5/1/31	8,126,000	9,834,253
Anadarko Petroleum Corp.:
4.85% 3/15/21	1,762,000	1,810,252
5.55% 3/15/26	6,688,000	7,146,480
6.45% 9/15/36	4,200,000	4,726,722
6.6% 3/15/46	6,475,000	7,655,604
6.95% 7/1/24	975,000	1,099,173
Apache Corp.:
3.25% 4/15/22	213,000	211,029
6% 1/15/37	231,000	239,483
Canadian Natural Resources Ltd. 5.85% 2/1/35	2,743,000	2,997,980
Cenovus Energy, Inc.:
4.25% 4/15/27	6,718,000	6,397,603
5.25% 6/15/37	605,000	563,256
Chesapeake Energy Corp. 6.625% 8/15/20	12,850,000	13,171,250
Chevron Corp.:
2.355% 12/5/22	840,000	825,105
2.566% 5/16/23	4,322,000	4,262,555
Columbia Pipeline Group, Inc.:
3.3% 6/1/20	4,641,000	4,645,933
4.5% 6/1/25	1,418,000	1,455,614
Concho Resources, Inc.:
4.3% 8/15/28	415,000	418,302
4.875% 10/1/47	185,000	186,618
Conoco, Inc. 6.95% 4/15/29	425,000	539,345
DCP Midstream LLC:
4.75% 9/30/21 (b)	2,017,000	2,052,298
5.35% 3/15/20 (b)	2,258,000	2,297,515
5.85% 5/21/43 (a)(b)	7,892,000	6,984,420
DCP Midstream Operating LP:
2.7% 4/1/19	1,070,000	1,068,716
3.875% 3/15/23	17,626,000	17,493,805
5.6% 4/1/44	3,773,000	3,485,309
Devon Energy Corp.:
5% 6/15/45	915,000	929,163
5.6% 7/15/41	475,000	513,398
Ecopetrol SA:
4.125% 1/16/25	270,000	269,163
5.875% 5/28/45	200,000	201,660
El Paso Corp. 6.5% 9/15/20	12,030,000	12,616,715
Enable Midstream Partners LP:
2.4% 5/15/19 (a)	1,148,000	1,146,413
3.9% 5/15/24 (a)	1,210,000	1,178,179
Enbridge Energy Partners LP 4.2% 9/15/21	2,044,000	2,080,515
Enbridge, Inc. 4.25% 12/1/26	1,943,000	1,981,331
Encana Corp. 6.5% 8/15/34	1,165,000	1,329,718
Energy Transfer Partners LP:
4.2% 9/15/23	1,452,000	1,480,980
4.5% 4/15/24	1,723,000	1,769,210
4.95% 6/15/28	4,954,000	5,047,682
5.25% 4/15/29	2,803,000	2,931,063
5.8% 6/15/38	2,762,000	2,819,063
6% 6/15/48	1,799,000	1,866,623
6.25% 4/15/49	4,674,000	5,016,428
6.625% 10/15/36	900,000	971,636
Enterprise Products Operating LP 4.85% 3/15/44	2,500,000	2,552,435
EOG Resources, Inc.:
3.9% 4/1/35	205,000	200,211
4.1% 2/1/21	285,000	290,367
Exxon Mobil Corp.:
2.397% 3/6/22	1,575,000	1,556,415
4.114% 3/1/46	705,000	734,036
Kinder Morgan Energy Partners LP:
4.15% 3/1/22	885,000	905,611
4.15% 2/1/24	300,000	306,303
Kinder Morgan, Inc. 5.55% 6/1/45	3,329,000	3,495,026
Magellan Midstream Partners LP:
4.2% 10/3/47	570,000	528,152
4.25% 9/15/46	65,000	60,416
Marathon Petroleum Corp. 5.125% 3/1/21	2,870,000	2,968,424
MPLX LP:
4.5% 7/15/23	1,235,000	1,276,507
4.5% 4/15/38	900,000	828,323
4.8% 2/15/29	2,155,000	2,209,253
4.875% 12/1/24	2,489,000	2,598,431
4.875% 6/1/25	625,000	650,540
5.5% 2/15/49	4,516,000	4,625,228
Nakilat, Inc. 6.067% 12/31/33 (b)	666,000	747,585
Noble Energy, Inc.:
4.15% 12/15/21	1,185,000	1,205,453
5.25% 11/15/43	295,000	277,280
6% 3/1/41	360,000	373,784
Occidental Petroleum Corp.:
2.7% 2/15/23	1,655,000	1,631,762
3.125% 2/15/22	472,000	475,203
4.1% 2/1/21	670,000	683,761
ONEOK Partners LP:
3.375% 10/1/22	1,065,000	1,065,004
6.65% 10/1/36	400,000	444,189
ONEOK, Inc. 4.95% 7/13/47	365,000	351,539
Petro-Canada 6.8% 5/15/38	350,000	431,117
Petrobras Global Finance BV 7.25% 3/17/44	34,097,000	36,432,645
Petroleos Mexicanos:
4.25% 1/15/25	1,040,000	940,160
4.625% 9/21/23	7,965,000	7,628,081
4.875% 1/18/24	2,616,000	2,499,326
5.375% 3/13/22	2,525,000	2,530,050
6.375% 2/4/21	2,660,000	2,737,539
6.375% 1/23/45	25,158,000	21,126,431
6.5% 3/13/27	26,920,000	25,991,260
6.5% 6/2/41	59,845,000	52,065,150
6.75% 9/21/47	26,150,000	22,674,665
Phillips 66 Co.:
4.3% 4/1/22	1,979,000	2,046,925
4.875% 11/15/44	305,000	317,762
Phillips 66 Partners LP 3.75% 3/1/28	295,000	280,877
Plains All American Pipeline LP/PAA Finance Corp. 3.65% 6/1/22	10,550,000	10,487,186
Schlumberger Investment SA 3.65% 12/1/23	210,000	215,962
Shell International Finance BV:
3.25% 5/11/25	1,465,000	1,469,220
4.3% 9/22/19	145,000	146,304
Spectra Energy Partners LP 4.75% 3/15/24	6,000,000	6,294,310
Sunoco Logistics Partner Operations LP:
5.35% 5/15/45	625,000	589,442
5.4% 10/1/47	1,861,000	1,790,159
The Williams Companies, Inc.:
3.7% 1/15/23	2,512,000	2,509,804
4.55% 6/24/24	12,246,000	12,613,380
Total Capital International SA 2.7% 1/25/23	1,375,000	1,358,775
Western Gas Partners LP:
4.65% 7/1/26	1,249,000	1,239,770
4.75% 8/15/28	1,465,000	1,445,705
5.3% 3/1/48	645,000	590,510
5.375% 6/1/21	4,846,000	4,992,485
Williams Partners LP:
3.6% 3/15/22	660,000	663,509
3.75% 6/15/27	1,385,000	1,341,653
4% 11/15/21	812,000	825,139
4.125% 11/15/20	394,000	398,608
4.3% 3/4/24	2,607,000	2,666,518
4.85% 3/1/48	100,000	95,682
4.9% 1/15/45	470,000	451,330
5.25% 3/15/20	150,000	153,127
		422,117,883

TOTAL ENERGY		424,156,928

FINANCIALS - 2.7%
Banks - 1.6%
Abbey National Treasury Services PLC 2.35% 9/10/19	295,000	294,300
Banco Santander SA 3.848% 4/12/23	800,000	794,594
Bank of America Corp.:
3.004% 12/20/23 (a)	1,802,000	1,778,570
3.3% 1/11/23	5,787,000	5,804,214
3.419% 12/20/28 (a)	11,888,000	11,469,630
3.5% 4/19/26	5,358,000	5,303,709
3.95% 4/21/25	14,568,000	14,557,547
3.97% 3/5/29 (a)	4,130,000	4,143,595
4% 4/1/24	95,000	97,707
4% 1/22/25	45,375,000	45,447,973
4.1% 7/24/23	16,299,000	16,807,073
4.2% 8/26/24	2,028,000	2,066,894
4.25% 10/22/26	10,727,000	10,776,119
4.45% 3/3/26	2,065,000	2,102,473
5.49% 3/15/19	800,000	800,651
Barclays PLC:
2.75% 11/8/19	3,769,000	3,754,565
3.65% 3/16/25	925,000	889,376
4.337% 1/10/28	2,595,000	2,511,408
4.375% 1/12/26	1,015,000	1,006,712
4.836% 5/9/28	6,667,000	6,432,406
4.972% 5/16/29 (a)	15,000,000	15,196,085
5.2% 5/12/26	1,701,000	1,711,473
BNP Paribas 2.375% 5/21/20	495,000	492,414
CIT Group, Inc.:
4.75% 2/16/24	2,480,000	2,526,500
5% 8/1/23	7,000,000	7,255,570
6.125% 3/9/28	14,880,000	16,107,600
Citigroup, Inc.:
2.7% 10/27/22	50,590,000	49,677,774
3.2% 10/21/26	2,500,000	2,394,938
3.4% 5/1/26	1,045,000	1,016,572
3.7% 1/12/26	3,440,000	3,430,970
4.05% 7/30/22	1,159,000	1,181,295
4.3% 11/20/26	2,129,000	2,131,789
4.4% 6/10/25	16,178,000	16,439,343
4.45% 9/29/27	3,875,000	3,888,416
4.5% 1/14/22	2,773,000	2,873,899
4.6% 3/9/26	1,810,000	1,850,416
4.75% 5/18/46	10,000,000	9,856,555
5.5% 9/13/25	8,267,000	8,929,054
Citizens Bank NA 2.55% 5/13/21	1,705,000	1,683,445
Citizens Financial Group, Inc.:
4.15% 9/28/22 (b)	3,115,000	3,131,243
4.3% 12/3/25	9,918,000	10,002,027
Corporacion Andina de Fomento 2% 5/10/19	445,000	443,587
Credit Suisse Group Funding Guernsey Ltd.:
3.75% 3/26/25	16,672,000	16,474,838
3.8% 9/15/22	10,230,000	10,284,700
3.8% 6/9/23	9,457,000	9,456,371
4.55% 4/17/26	5,384,000	5,515,574
Credit Suisse New York Branch 4.375% 8/5/20	650,000	662,390
Discover Bank 7% 4/15/20	3,143,000	3,263,948
Export-Import Bank of Korea 5.125% 6/29/20	800,000	821,778
Fifth Third Bancorp 8.25% 3/1/38	603,000	830,565
HSBC Holdings PLC:
4.041% 3/13/28 (a)	1,355,000	1,338,420
4.25% 3/14/24	1,872,000	1,895,653
4.583% 6/19/29 (a)	1,300,000	1,331,815
4.875% 1/14/22	4,645,000	4,859,575
Huntington Bancshares, Inc. 7% 12/15/20	404,000	429,759
Intesa Sanpaolo SpA:
5.017% 6/26/24 (b)	27,505,000	25,484,730
5.71% 1/15/26 (b)	7,646,000	7,159,986
Japan Bank International Cooperation 3.25% 7/20/23	400,000	405,604
JPMorgan Chase & Co.:
2.95% 10/1/26	4,205,000	4,008,989
3.2% 6/15/26	390,000	378,580
3.3% 4/1/26	735,000	720,043
3.509% 1/23/29 (a)	605,000	588,873
3.625% 5/13/24	2,860,000	2,893,423
3.797% 7/23/24 (a)	10,889,000	11,044,524
3.875% 9/10/24	10,030,000	10,145,838
3.882% 7/24/38 (a)	6,115,000	5,799,705
3.897% 1/23/49 (a)	1,945,000	1,810,154
4.125% 12/15/26	7,374,000	7,462,142
4.35% 8/15/21	4,947,000	5,094,777
4.625% 5/10/21	1,718,000	1,775,007
Lloyds Banking Group PLC 4.375% 3/22/28	1,365,000	1,366,160
Peoples United Bank 4% 7/15/24	40,000	39,872
PNC Bank NA 3.25% 6/1/25	1,710,000	1,701,650
PNC Financial Services Group, Inc.:
2.854% 11/9/22	275,000	271,350
3.9% 4/29/24	375,000	381,386
Rabobank Nederland 4.375% 8/4/25	7,713,000	7,802,471
Regions Bank 6.45% 6/26/37	2,533,000	3,010,757
Regions Financial Corp. 3.2% 2/8/21	3,096,000	3,100,055
Royal Bank of Scotland Group PLC:
5.125% 5/28/24	21,274,000	21,563,797
6% 12/19/23	27,105,000	28,482,047
6.1% 6/10/23	29,526,000	30,971,452
6.125% 12/15/22	5,889,000	6,212,839
Santander UK Group Holdings PLC 2.875% 10/16/20	550,000	548,286
Societe Generale 4.25% 4/14/25 (b)	21,901,000	21,539,860
Sumitomo Mitsui Banking Corp. 3.95% 7/19/23	250,000	255,502
SunTrust Banks, Inc.:
2.7% 1/27/22	540,000	533,954
3.3% 5/15/26	965,000	938,895
Synchrony Bank 3% 6/15/22	5,477,000	5,311,040
U.S. Bancorp 2.625% 1/24/22	3,020,000	3,006,127
UniCredit SpA 6.572% 1/14/22 (b)	7,600,000	7,791,210
Wells Fargo & Co.:
2.1% 7/26/21	1,530,000	1,498,260
3% 2/19/25	5,000,000	4,879,689
4.125% 8/15/23	280,000	285,893
4.65% 11/4/44	1,385,000	1,377,644
		593,868,438
Capital Markets - 0.7%
Affiliated Managers Group, Inc. 4.25% 2/15/24	1,847,000	1,897,133
Deutsche Bank AG 4.5% 4/1/25	9,996,000	9,305,182
Deutsche Bank AG New York Branch:
3.3% 11/16/22	10,180,000	9,607,953
5% 2/14/22	14,609,000	14,699,286
Goldman Sachs Group, Inc.:
2.876% 10/31/22 (a)	12,744,000	12,553,049
3.2% 2/23/23	8,110,000	8,039,730
3.75% 5/22/25	3,095,000	3,080,039
3.75% 2/25/26	650,000	641,931
3.85% 7/8/24	1,900,000	1,913,578
4% 3/3/24	270,000	274,171
4.223% 5/1/29 (a)	1,500,000	1,503,006
6.75% 10/1/37	40,999,000	48,760,285
IntercontinentalExchange, Inc.:
2.75% 12/1/20	1,768,000	1,761,165
3.75% 12/1/25	3,162,000	3,228,436
Lazard Group LLC 4.25% 11/14/20	1,129,000	1,146,285
Moody's Corp.:
3.25% 1/15/28	2,897,000	2,766,725
4.875% 2/15/24	2,720,000	2,876,721
Morgan Stanley:
3.125% 1/23/23	7,600,000	7,539,102
3.125% 7/27/26	37,616,000	35,891,519
3.7% 10/23/24	21,259,000	21,351,836
3.75% 2/25/23	3,725,000	3,786,177
3.875% 4/29/24	4,200,000	4,258,267
3.875% 1/27/26	1,125,000	1,128,634
4% 7/23/25	3,675,000	3,733,126
4.1% 5/22/23	2,000,000	2,032,985
4.35% 9/8/26	1,520,000	1,526,214
4.431% 1/23/30 (a)	6,039,000	6,235,474
5% 11/24/25	41,781,000	43,917,105
5.75% 1/25/21	4,996,000	5,235,300
The Bank of New York Mellon Corp. 3.4% 5/15/24	750,000	755,281
		261,445,695
Consumer Finance - 0.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
3.5% 5/26/22	1,949,000	1,921,860
4.125% 7/3/23	5,132,000	5,098,022
4.45% 12/16/21	4,011,000	4,063,700
4.5% 5/15/21	1,455,000	1,474,102
4.875% 1/16/24	2,393,000	2,448,755
5% 10/1/21	2,185,000	2,244,681
Capital One Bank U.S.A. NA 3.375% 2/15/23	1,035,000	1,020,472
Capital One Financial Corp. 3.8% 1/31/28	5,513,000	5,298,077
Caterpillar Financial Services Corp. 1.931% 10/1/21	1,605,000	1,562,520
Discover Financial Services:
3.85% 11/21/22	2,293,000	2,306,304
3.95% 11/6/24	2,567,000	2,540,717
4.1% 2/9/27	645,000	627,694
4.5% 1/30/26	6,463,000	6,492,883
5.2% 4/27/22	1,093,000	1,143,612
Ford Motor Credit Co. LLC:
3.664% 9/8/24	1,275,000	1,157,992
4.134% 8/4/25	1,345,000	1,225,430
5.085% 1/7/21	4,004,000	4,078,432
5.596% 1/7/22	8,285,000	8,487,843
Synchrony Financial:
3% 8/15/19	1,335,000	1,334,144
3.75% 8/15/21	2,016,000	2,020,415
3.95% 12/1/27	8,719,000	7,984,012
4.25% 8/15/24	2,029,000	1,988,919
		66,520,586
Diversified Financial Services - 0.1%
Anheuser-Busch Companies LLC / Anheuser-Busch InBev Worldwide, Inc.:
3.65% 2/1/26 (b)	2,700,000	2,663,650
4.7% 2/1/36 (b)	2,765,000	2,676,249
4.9% 2/1/46 (b)	145,000	139,596
Arch Capital Finance LLC 4.011% 12/15/26	185,000	187,586
AXA Equitable Holdings, Inc. 3.9% 4/20/23	1,273,000	1,282,938
Berkshire Hathaway, Inc.:
2.75% 3/15/23	2,695,000	2,687,618
3.125% 3/15/26	1,615,000	1,597,366
BP Capital Markets America, Inc. 3.245% 5/6/22	2,610,000	2,628,812
Brixmor Operating Partnership LP 4.125% 6/15/26	2,238,000	2,185,684
Broadcom Corp./Broadcom Cayman LP 3.125% 1/15/25	1,260,000	1,167,773
Cigna Corp.:
4.125% 11/15/25 (b)	3,012,000	3,057,163
4.375% 10/15/28 (b)	7,774,000	7,880,152
4.8% 8/15/38 (b)	4,840,000	4,830,520
4.9% 12/15/48 (b)	4,836,000	4,815,059
GE Capital International Funding Co. 4.418% 11/15/35	810,000	731,657
General Electric Capital Corp. 3.45% 5/15/24	920,000	903,010
Private Export Funding Corp. 3.55% 1/15/24	755,000	784,751
Voya Financial, Inc. 3.125% 7/15/24	3,436,000	3,324,986
		43,544,570
Insurance - 0.1%
ACE INA Holdings, Inc.:
2.7% 3/13/23	1,105,000	1,088,545
3.15% 3/15/25	1,615,000	1,594,974
AIA Group Ltd. 2.25% 3/11/19 (b)	776,000	775,875
American International Group, Inc.:
4.125% 2/15/24	2,370,000	2,412,825
4.5% 7/16/44	1,930,000	1,770,220
4.875% 6/1/22	3,898,000	4,084,714
Aon Corp. 5% 9/30/20	540,000	553,681
CNA Financial Corp. 3.95% 5/15/24	1,400,000	1,398,813
Hartford Financial Services Group, Inc.:
5.125% 4/15/22	4,954,000	5,215,436
5.5% 3/30/20	990,000	1,016,710
Liberty Mutual Group, Inc. 4.569% 2/1/29 (b)	1,847,000	1,869,269
Lincoln National Corp.:
4.35% 3/1/48	165,000	155,529
6.3% 10/9/37	185,000	220,637
Marsh & McLennan Companies, Inc.:
3.5% 6/3/24	1,140,000	1,144,504
4.375% 3/15/29	5,432,000	5,598,425
4.75% 3/15/39	2,493,000	2,581,368
4.8% 7/15/21	1,026,000	1,061,190
4.9% 3/15/49	4,960,000	5,217,325
MetLife, Inc. 4.368% 9/15/23 (a)	910,000	957,169
Pricoa Global Funding I 5.375% 5/15/45 (a)	5,278,000	5,242,374
Prudential Financial, Inc.:
4.5% 11/16/21	1,118,000	1,158,829
7.375% 6/15/19	438,000	443,548
The Chubb Corp. 6% 5/11/37	300,000	370,920
Unum Group:
5.625% 9/15/20	3,216,000	3,321,582
5.75% 8/15/42	2,238,000	2,332,594
		51,587,056

TOTAL FINANCIALS		1,016,966,345

HEALTH CARE - 0.5%
Biotechnology - 0.1%
AbbVie, Inc.:
3.6% 5/14/25	2,980,000	2,923,113
4.7% 5/14/45	1,120,000	1,020,096
4.875% 11/14/48	585,000	548,332
Amgen, Inc.:
2.6% 8/19/26	3,525,000	3,261,149
4.5% 3/15/20	1,500,000	1,523,040
Baxalta, Inc. 4% 6/23/25	579,000	575,037
Celgene Corp.:
3.625% 5/15/24	910,000	906,567
5% 8/15/45	510,000	503,266
Gilead Sciences, Inc.:
3.25% 9/1/22	195,000	195,880
3.65% 3/1/26	685,000	680,869
4.4% 12/1/21	1,120,000	1,155,142
4.5% 4/1/21	655,000	672,722
4.5% 2/1/45	665,000	641,600
		14,606,813
Health Care Equipment & Supplies - 0.0%
Abbott Laboratories:
2.55% 3/15/22	500,000	492,734
2.9% 11/30/21	1,915,000	1,912,951
3.75% 11/30/26	312,000	316,155
Becton, Dickinson & Co.:
3.125% 11/8/21	1,050,000	1,046,273
3.7% 6/6/27	180,000	174,371
3.734% 12/15/24	855,000	855,241
Medtronic, Inc.:
2.5% 3/15/20	90,000	89,803
3.625% 3/15/24	1,250,000	1,282,098
Stryker Corp.:
3.375% 5/15/24	335,000	336,240
3.375% 11/1/25	305,000	304,308
3.5% 3/15/26	675,000	670,271
Zimmer Biomet Holdings, Inc. 2.7% 4/1/20	465,000	462,840
		7,943,285
Health Care Providers & Services - 0.3%
Ascension Health:
3.945% 11/15/46	465,000	455,404
4.847% 11/15/53	250,000	279,556
Cardinal Health, Inc.:
3.2% 6/15/22	405,000	401,443
4.625% 12/15/20	200,000	204,797
Childrens Hospital Corp. 4.115% 1/1/47	580,000	576,012
Cigna Corp. 3.75% 7/15/23 (b)	6,229,000	6,303,591
Cigna Holding Co.:
3.25% 4/15/25	1,080,000	1,049,996
4% 2/15/22	1,910,000	1,946,512
4.375% 12/15/20	305,000	310,318
Coventry Health Care, Inc. 5.45% 6/15/21	2,329,000	2,421,280
CVS Health Corp.:
3.5% 7/20/22	640,000	642,698
3.875% 7/20/25	2,348,000	2,343,103
4.1% 3/25/25	13,963,000	14,154,324
4.3% 3/25/28	16,214,000	16,225,120
4.78% 3/25/38	7,828,000	7,614,792
5.05% 3/25/48	11,538,000	11,433,195
5.125% 7/20/45	125,000	123,505
5.3% 12/5/43	265,000	268,014
Duke University Health System, Inc. 3.92% 6/1/47	635,000	620,141
Elanco Animal Health, Inc.:
3.912% 8/27/21 (b)	1,274,000	1,282,062
4.272% 8/28/23 (b)	4,020,000	4,079,523
4.9% 8/28/28 (b)	1,693,000	1,753,966
Express Scripts Holding Co. 4.5% 2/25/26	670,000	685,798
Hackensack Meridian Health 4.5% 7/1/57	385,000	387,304
HCA Holdings, Inc.:
4.75% 5/1/23	205,000	211,997
5.875% 3/15/22	250,000	265,973
6.5% 2/15/20	3,683,000	3,793,141
Kaiser Foundation Hospitals 4.15% 5/1/47	1,465,000	1,484,929
Laboratory Corp. of America Holdings:
3.25% 9/1/24	395,000	383,708
4.7% 2/1/45	830,000	778,980
Medco Health Solutions, Inc. 4.125% 9/15/20	1,049,000	1,064,091
Memorial Sloan-Kettring Cancer Center:
4.2% 7/1/55	140,000	140,684
5% 7/1/42	225,000	257,330
New York & Presbyterian Hospital:
4.024% 8/1/45	550,000	543,926
4.063% 8/1/56	540,000	528,686
NYU Hospitals Center 4.368% 7/1/47	810,000	814,582
Providence St. Joseph Health Obligated Group 2.746% 10/1/26	780,000	725,306
Quest Diagnostics, Inc.:
4.7% 3/30/45	100,000	93,720
5.75% 1/30/40	68,000	68,660
RWJ Barnabas Health, Inc. 3.949% 7/1/46	265,000	251,824
Sutter Health 4.091% 8/15/48	3,295,000	3,203,844
The Johns Hopkins Health System Corp. 3.837% 5/15/46	400,000	383,420
Toledo Hospital:
5.325% 11/15/28	2,792,000	2,868,819
6.015% 11/15/48	13,402,000	14,179,737
UnitedHealth Group, Inc.:
4.25% 4/15/47	470,000	476,197
4.25% 6/15/48	275,000	277,521
4.7% 2/15/21	240,000	247,326
6.875% 2/15/38	700,000	933,752
WellPoint, Inc.:
3.125% 5/15/22	2,620,000	2,614,099
3.3% 1/15/23	6,475,000	6,486,486
		118,641,192
Life Sciences Tools & Services - 0.0%
Thermo Fisher Scientific, Inc.:
3.15% 1/15/23	365,000	363,794
4.15% 2/1/24	570,000	588,501
		952,295
Pharmaceuticals - 0.1%
Actavis Funding SCS:
3.85% 6/15/24	560,000	557,894
4.55% 3/15/35	400,000	373,170
Bayer U.S. Finance II LLC 4.25% 12/15/25 (b)	5,924,000	5,925,232
GlaxoSmithKline Capital PLC 2.85% 5/8/22	710,000	707,907
GlaxoSmithKline Capital, Inc. 2.8% 3/18/23	1,425,000	1,410,289
Johnson & Johnson:
2.45% 3/1/26	45,000	42,955
3.625% 3/3/37	1,585,000	1,553,731
Merck & Co., Inc. 2.4% 9/15/22	2,875,000	2,832,235
Mylan NV:
2.5% 6/7/19	2,315,000	2,311,819
3.15% 6/15/21	6,494,000	6,419,993
3.95% 6/15/26	2,804,000	2,614,828
5.2% 4/15/48	1,345,000	1,147,802
Novartis Capital Corp.:
2.4% 9/21/22	4,195,000	4,144,330
4.4% 5/6/44	1,125,000	1,197,338
Perrigo Finance PLC 3.5% 12/15/21	400,000	384,755
Shire Acquisitions Investments Ireland DAC 2.875% 9/23/23	3,260,000	3,145,092
Teva Pharmaceutical Finance Netherlands III BV 2.2% 7/21/21	3,911,000	3,715,983
Wyeth LLC 6.45% 2/1/24	3,255,000	3,757,847
Zoetis, Inc.:
3% 9/12/27	340,000	316,106
3.25% 2/1/23	5,975,000	5,937,002
		48,496,308

TOTAL HEALTH CARE		190,639,893

INDUSTRIALS - 0.2%
Aerospace & Defense - 0.1%
General Dynamics Corp.:
2.25% 11/15/22	1,500,000	1,470,571
3.5% 5/15/25	1,905,000	1,938,278
Lockheed Martin Corp.:
2.9% 3/1/25	3,040,000	2,961,720
3.8% 3/1/45	485,000	455,755
4.25% 11/15/19	1,400,000	1,413,395
Northrop Grumman Corp. 4.75% 6/1/43	820,000	859,157
Rockwell Collins, Inc. 3.5% 3/15/27	1,225,000	1,184,156
The Boeing Co. 4.875% 2/15/20	650,000	662,475
United Technologies Corp.:
2.8% 5/4/24	2,742,000	2,663,412
4.125% 11/16/28	490,000	497,675
		14,106,594
Air Freight & Logistics - 0.0%
FedEx Corp. 3.3% 3/15/27	280,000	268,516
United Parcel Service, Inc.:
2.05% 4/1/21	150,000	147,826
3.125% 1/15/21	210,000	211,642
		627,984
Airlines - 0.0%
American Airelines 2014-1 Class A Pass-Through Trust Equipment Trust Certificate 3.7% 10/1/26	256,656	252,421
American Airlines, Inc. equipment trust certificate 3.2% 6/15/28	485,730	463,872
Continental Airlines, Inc. 4.15% 4/11/24	802,227	809,607
Delta Air Lines, Inc. 3.4% 4/19/21	1,105,000	1,103,342
Delta Air Lines, Inc. pass-thru trust certificates 6.821% 8/10/22	119,751	130,074
United Airlines pass-thru Trust Series 2013-1A Class O, 4.3% 8/15/25	159,401	162,474
		2,921,790
Building Products - 0.0%
Fortune Brands Home & Security, Inc. 3% 6/15/20	425,000	423,164
Johnson Controls International PLC 4.95% 7/2/64	275,000	242,620
Masco Corp. 4.45% 4/1/25	1,610,000	1,631,074
		2,296,858
Commercial Services & Supplies - 0.0%
Cintas Corp. No. 2 3.7% 4/1/27	1,135,000	1,137,468
Republic Services, Inc. 5.5% 9/15/19	325,000	329,308
Waste Management, Inc. 2.9% 9/15/22	375,000	372,140
WMX Technologies, Inc. 4.6% 3/1/21	345,000	353,149
		2,192,065
Electrical Equipment - 0.0%
ABB Finance (U.S.A.), Inc. 2.875% 5/8/22	115,000	114,618
Fortive Corp. 3.15% 6/15/26	275,000	261,714
General Electric Capital Corp. 3.15% 9/7/22	1,386,000	1,363,574
		1,739,906
Industrial Conglomerates - 0.0%
Covidien International Finance SA 3.2% 6/15/22	865,000	870,711
General Electric Co. 2.7% 10/9/22	1,170,000	1,130,968
		2,001,679
Machinery - 0.0%
Caterpillar, Inc. 2.6% 6/26/22	675,000	664,881
John Deere Capital Corp.:
2.65% 6/24/24	615,000	599,210
2.8% 1/27/23	585,000	579,811
2.8% 3/6/23	1,435,000	1,430,244
Westinghouse Air Brake Co. 4.7% 9/15/28	430,000	427,128
Xylem, Inc.:
3.25% 11/1/26	225,000	215,673
4.875% 10/1/21	525,000	539,603
		4,456,550
Professional Services - 0.0%
IHS Markit Ltd. 4.125% 8/1/23	365,000	365,730
Road & Rail - 0.0%
Burlington Northern Santa Fe LLC 4.1% 6/1/21	950,000	974,556
Canadian National Railway Co. 2.85% 12/15/21	600,000	597,411
CSX Corp.:
3.4% 8/1/24	600,000	602,406
6.15% 5/1/37	1,500,000	1,778,815
Union Pacific Corp.:
3.6% 9/15/37	640,000	581,391
4% 2/1/21	943,000	960,230
4.3% 6/15/42	325,000	314,870
		5,809,679
Trading Companies & Distributors - 0.1%
Air Lease Corp.:
3% 9/15/23	800,000	767,740
3.375% 6/1/21	2,750,000	2,730,640
3.75% 2/1/22	4,752,000	4,760,055
3.875% 4/1/21	2,900,000	2,921,457
4.25% 2/1/24	7,846,000	7,890,387
4.25% 9/15/24	3,212,000	3,209,961
4.75% 3/1/20	3,227,000	3,272,433
		25,552,673
Transportation Infrastructure - 0.0%
BNSF Funding Trust I 6.613% 12/15/55 (a)	755,000	815,400

TOTAL INDUSTRIALS		62,886,908

INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.0%
Cisco Systems, Inc.:
1.85% 9/20/21	725,000	708,580
2.9% 3/4/21	150,000	150,416
3% 6/15/22	310,000	312,015
		1,171,011
Electronic Equipment & Components - 0.0%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
3.48% 6/1/19 (b)	725,000	724,754
5.45% 6/15/23 (b)	6,100,000	6,409,731
6.02% 6/15/26 (b)	2,112,000	2,239,728
		9,374,213
IT Services - 0.0%
Fiserv, Inc. 3.85% 6/1/25	1,695,000	1,700,427
IBM Corp. 3.625% 2/12/24	3,565,000	3,635,359
MasterCard, Inc. 3.375% 4/1/24	870,000	887,810
		6,223,596
Software - 0.1%
CA Technologies, Inc. 3.6% 8/1/20	555,000	554,562
Microsoft Corp.:
2.875% 2/6/24	3,890,000	3,891,015
3.7% 8/8/46	1,275,000	1,240,979
4.1% 2/6/37	1,930,000	2,022,527
Oracle Corp.:
1.9% 9/15/21	570,000	556,810
2.5% 10/15/22	1,855,000	1,827,835
2.65% 7/15/26	2,595,000	2,464,198
2.95% 5/15/25	2,085,000	2,047,097
4.125% 5/15/45	1,595,000	1,558,106
		16,163,129
Technology Hardware, Storage & Peripherals - 0.0%
Apple, Inc.:
2.4% 5/3/23	2,090,000	2,049,973
2.85% 5/11/24	3,515,000	3,489,221
3.25% 2/23/26	2,145,000	2,147,540
3.35% 2/9/27	1,285,000	1,284,603
Hewlett Packard Enterprise Co. 4.4% 10/15/22 (a)	5,700,000	5,885,286
		14,856,623

TOTAL INFORMATION TECHNOLOGY		47,788,572

MATERIALS - 0.1%
Chemicals - 0.0%
DowDuPont, Inc. 4.493% 11/15/25	2,750,000	2,873,360
Eastman Chemical Co. 4.65% 10/15/44	485,000	451,511
Ecolab, Inc. 4.35% 12/8/21	245,000	253,853
LYB International Finance II BV 3.5% 3/2/27	130,000	121,508
LyondellBasell Industries NV:
5.75% 4/15/24	1,730,000	1,854,959
6% 11/15/21	1,919,000	2,030,784
Nutrien Ltd.:
4.9% 6/1/43	825,000	793,288
5.25% 1/15/45	180,000	179,140
Sherwin-Williams Co. 4.5% 6/1/47	210,000	196,109
The Dow Chemical Co.:
3% 11/15/22	650,000	644,544
4.125% 11/15/21	1,350,000	1,378,820
4.25% 11/15/20	324,000	329,258
		11,107,134
Containers & Packaging - 0.0%
International Paper Co.:
4.75% 2/15/22	882,000	917,549
5% 9/15/35	405,000	407,889
5.15% 5/15/46	116,000	114,203
Rock-Tenn Co. 4.9% 3/1/22	185,000	189,936
		1,629,577
Metals & Mining - 0.1%
Anglo American Capital PLC:
4.125% 4/15/21 (b)	6,803,000	6,825,178
4.125% 9/27/22 (b)	1,333,000	1,338,021
Barrick North America Finance LLC 5.75% 5/1/43	330,000	365,868
BHP Billiton Financial (U.S.A.) Ltd. 6.25% 10/19/75 (a)(b)	1,979,000	2,059,743
Corporacion Nacional del Cobre de Chile (Codelco):
3.625% 8/1/27 (b)	2,033,000	2,006,185
4.5% 8/1/47 (b)	1,715,000	1,718,361
Rio Tinto Finance (U.S.A.) Ltd. 3.75% 6/15/25	1,215,000	1,249,871
Southern Copper Corp. 5.875% 4/23/45	455,000	487,202
		16,050,429

TOTAL MATERIALS		28,787,140

REAL ESTATE - 0.4%
Equity Real Estate Investment Trusts (REITs) - 0.2%
Alexandria Real Estate Equities, Inc.:
2.75% 1/15/20	801,000	797,567
4.6% 4/1/22	855,000	882,467
American Campus Communities Operating Partnership LP 3.75% 4/15/23	813,000	811,638
Boston Properties, Inc.:
3.85% 2/1/23	1,175,000	1,194,926
4.5% 12/1/28	5,210,000	5,402,007
Camden Property Trust:
2.95% 12/15/22	954,000	943,175
4.25% 1/15/24	2,838,000	2,922,657
Corporate Office Properties LP 5% 7/1/25	3,453,000	3,539,505
DDR Corp.:
3.625% 2/1/25	2,396,000	2,311,321
4.25% 2/1/26	4,062,000	4,015,004
4.625% 7/15/22	1,600,000	1,637,160
Duke Realty LP:
3.25% 6/30/26	805,000	774,279
3.625% 4/15/23	1,382,000	1,389,535
3.875% 10/15/22	2,108,000	2,146,411
4.375% 6/15/22	1,237,000	1,278,743
Equity One, Inc. 3.75% 11/15/22	3,200,000	3,216,699
Government Properties Income Trust 3.75% 8/15/19	4,010,000	4,016,407
Highwoods/Forsyth LP 3.2% 6/15/21	2,263,000	2,239,743
Hudson Pacific Properties LP 4.65% 4/1/29	1,910,000	1,881,456
Lexington Corporate Properties Trust 4.4% 6/15/24	1,319,000	1,315,991
Omega Healthcare Investors, Inc.:
4.375% 8/1/23	6,644,000	6,682,760
4.5% 1/15/25	2,793,000	2,779,560
4.5% 4/1/27	1,500,000	1,471,147
4.75% 1/15/28	7,569,000	7,568,493
4.95% 4/1/24	1,152,000	1,173,106
5.25% 1/15/26	5,841,000	6,006,134
Realty Income Corp. 3% 1/15/27	585,000	551,505
Retail Opportunity Investments Partnership LP:
4% 12/15/24	877,000	835,355
5% 12/15/23	626,000	629,506
Simon Property Group LP:
3.25% 11/30/26	870,000	848,139
3.375% 10/1/24	3,300,000	3,310,558
3.75% 2/1/24	345,000	352,412
Store Capital Corp. 4.625% 3/15/29	2,475,000	2,443,093
Ventas Realty LP:
3.125% 6/15/23	1,414,000	1,393,355
3.85% 4/1/27	1,050,000	1,028,519
4% 3/1/28	2,712,000	2,673,637
4.125% 1/15/26	1,628,000	1,634,270
Weingarten Realty Investors 3.375% 10/15/22	472,000	467,400
WP Carey, Inc.:
4% 2/1/25	5,544,000	5,468,218
4.6% 4/1/24	7,436,000	7,640,047
		97,673,905
Real Estate Management & Development - 0.2%
Brandywine Operating Partnership LP:
3.95% 2/15/23	4,006,000	4,023,404
3.95% 11/15/27	5,608,000	5,399,313
4.1% 10/1/24	3,830,000	3,816,013
CBRE Group, Inc. 4.875% 3/1/26	12,670,000	13,046,299
Digital Realty Trust LP 3.95% 7/1/22	3,488,000	3,531,855
Essex Portfolio LP 3.875% 5/1/24	2,685,000	2,711,494
Liberty Property LP:
3.25% 10/1/26	2,158,000	2,046,247
3.375% 6/15/23	4,307,000	4,260,899
4.125% 6/15/22	1,061,000	1,084,639
4.75% 10/1/20	2,674,000	2,726,680
Mack-Cali Realty LP:
3.15% 5/15/23	3,436,000	2,916,892
4.5% 4/18/22	644,000	611,264
Mid-America Apartments LP 4% 11/15/25	1,296,000	1,311,361
Post Apartment Homes LP 3.375% 12/1/22	1,800,000	1,791,128
Tanger Properties LP:
3.125% 9/1/26	3,497,000	3,173,141
3.75% 12/1/24	2,653,000	2,585,444
3.875% 12/1/23	1,492,000	1,480,114
3.875% 7/15/27	9,533,000	8,980,956
		65,497,143

TOTAL REAL ESTATE		163,171,048

UTILITIES - 0.4%
Electric Utilities - 0.2%
Alabama Power Co.:
3.75% 3/1/45	850,000	785,253
3.85% 12/1/42	250,000	234,171
4.1% 1/15/42	225,000	215,187
Appalachian Power Co. 3.3% 6/1/27	605,000	582,895
Arizona Public Service Co. 3.75% 5/15/46	390,000	357,794
Baltimore Gas & Electric Co. 3.35% 7/1/23	470,000	471,895
CenterPoint Energy Houston Electric LLC:
2.25% 8/1/22	530,000	515,935
4.25% 2/1/49	285,000	294,273
Commonwealth Edison Co.:
3.65% 6/15/46	765,000	705,460
3.7% 3/1/45	315,000	293,507
3.75% 8/15/47	250,000	233,818
4.6% 8/15/43	1,045,000	1,109,846
Duke Energy Carolinas LLC:
2.95% 12/1/26	1,270,000	1,229,588
4.25% 12/15/41	1,250,000	1,274,488
6.1% 6/1/37	775,000	943,992
Duquesne Light Holdings, Inc.:
5.9% 12/1/21 (b)	8,875,000	9,350,211
6.4% 9/15/20 (b)	4,858,000	5,058,873
Entergy Corp. 5.125% 9/15/20	545,000	555,105
Entergy Louisiana LLC:
2.4% 10/1/26	870,000	800,246
4% 3/15/33	445,000	451,599
4.05% 9/1/23	880,000	902,269
Exelon Corp. 3.497% 6/1/22 (a)	835,000	828,994
FirstEnergy Corp.:
4.25% 3/15/23	12,580,000	12,883,982
7.375% 11/15/31	10,940,000	14,097,791
Florida Power & Light Co. 2.75% 6/1/23	1,200,000	1,199,161
Fortis, Inc. 3.055% 10/4/26	485,000	452,865
Hydro-Quebec 8.05% 7/7/24	1,455,000	1,802,832
IPALCO Enterprises, Inc.:
3.45% 7/15/20	8,163,000	8,141,121
3.7% 9/1/24	2,644,000	2,598,816
LG&E and KU Energy LLC 3.75% 11/15/20	686,000	690,659
Louisville Gas & Electric Co. 5.125% 11/15/40	245,000	266,831
MidAmerican Energy Co.:
3.65% 8/1/48	620,000	576,376
3.95% 8/1/47	775,000	758,834
Northern States Power Co. 6.25% 6/1/36	370,000	463,975
PacifiCorp:
5.25% 6/15/35	1,375,000	1,514,931
5.75% 4/1/37	900,000	1,067,447
PPL Capital Funding, Inc. 4.2% 6/15/22	495,000	504,242
PPL Electric Utilities Corp. 6.25% 5/15/39	250,000	314,014
Progress Energy, Inc. 4.875% 12/1/19	450,000	456,357
Public Service Co. of Colorado 2.5% 3/15/23	645,000	627,507
Public Service Electric & Gas Co.:
2.25% 9/15/26	295,000	271,921
3.6% 12/1/47	260,000	240,669
3.65% 9/1/42	125,000	117,293
Puget Sound Energy, Inc. 5.764% 7/15/40	285,000	340,425
South Carolina Electric & Gas Co. 5.1% 6/1/65	370,000	402,930
Southern California Edison Co.:
3.6% 2/1/45	1,735,000	1,480,918
4% 4/1/47	715,000	645,756
Southwestern Electric Power Co. 3.85% 2/1/48	660,000	588,227
Virginia Electric & Power Co. 6% 5/15/37	1,375,000	1,648,333
Wisconsin Power & Light Co. 4.1% 10/15/44	240,000	231,117
		81,580,729
Gas Utilities - 0.0%
AGL Capital Corp.:
3.5% 9/15/21	1,030,000	1,033,508
4.4% 6/1/43	290,000	279,008
Southern Natural Gas Co./Southern Natural Issuing Corp. 4.4% 6/15/21	527,000	539,647
		1,852,163
Independent Power and Renewable Electricity Producers - 0.1%
Dolphin Subsidiary II, Inc. 7.25% 10/15/21	23,595,000	25,305,638
Emera U.S. Finance LP:
2.15% 6/15/19	1,324,000	1,319,588
2.7% 6/15/21	1,304,000	1,279,938
3.55% 6/15/26	795,000	762,619
Exelon Generation Co. LLC 2.95% 1/15/20	120,000	119,892
PSEG Power LLC 3% 6/15/21	1,075,000	1,064,583
		29,852,258
Multi-Utilities - 0.1%
Ameren Illinois Co. 4.5% 3/15/49	600,000	640,763
Consolidated Edison Co. of New York, Inc. 4.3% 12/1/56	300,000	284,110
Dominion Resources, Inc.:
3 month U.S. LIBOR + 2.300% 5.103% 9/30/66 (a)(c)	6,307,000	5,802,440
3 month U.S. LIBOR + 2.825% 5.628% 6/30/66 (a)(c)	924,000	877,800
NiSource Finance Corp.:
4.8% 2/15/44	80,000	80,808
5.95% 6/15/41	640,000	722,853
NorthWestern Energy Corp. 4.176% 11/15/44	260,000	255,877
Puget Energy, Inc.:
3.65% 5/15/25	624,000	610,219
5.625% 7/15/22	4,555,000	4,797,762
6% 9/1/21	4,353,000	4,594,702
6.5% 12/15/20	1,405,000	1,476,274
San Diego Gas & Electric Co.:
3.6% 9/1/23	1,025,000	1,025,608
3.75% 6/1/47	585,000	525,861
Sempra Energy 4% 2/1/48	390,000	339,852
Wisconsin Energy Corp. 3 month U.S. LIBOR + 2.113% 4.7963% 5/15/67 (a)(c)	1,012,000	890,105
		22,925,034

TOTAL UTILITIES		136,210,184

TOTAL NONCONVERTIBLE BONDS
(Cost $2,627,542,731)		2,618,779,024

U.S. Government and Government Agency Obligations - 7.7%
U.S. Government Agency Obligations - 0.1%
Fannie Mae:
1.875% 9/24/26	$575,000	$536,598
2% 10/5/22	1,130,000	1,108,555
2.375% 1/19/23	455,000	451,854
2.5% 2/5/24	1,395,000	1,386,125
2.875% 10/30/20	1,365,000	1,371,858
2.875% 9/12/23	670,000	677,807
6.25% 5/15/29	520,000	663,396
6.625% 11/15/30	670,000	895,871
Federal Home Loan Bank:
2.625% 10/1/20	730,000	730,494
3% 10/12/21	3,485,000	3,523,213
3.25% 11/16/28	1,815,000	1,851,794
Freddie Mac:
1.375% 8/15/19	1,585,000	1,576,761
1.5% 1/17/20	1,965,000	1,947,187
2.375% 2/16/21	2,785,000	2,775,275
Tennessee Valley Authority:
2.25% 3/15/20	3,130,000	3,120,303
2.875% 2/1/27	1,320,000	1,310,361
5.25% 9/15/39	150,000	184,924
7.125% 5/1/30	460,000	627,483

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		24,739,859

U.S. Treasury Obligations - 7.6%
U.S. Treasury Bonds:
2.75% 8/15/47	12,240,000	11,450,616
2.875% 8/15/45	17,715,000	17,049,304
2.875% 11/15/46	7,015,000	6,742,895
3% 11/15/44	505,000	497,662
3% 5/15/45	49,521,000	48,818,808
3% 2/15/49	6,071,000	5,969,975
3.375% 11/15/48	3,550,000	3,753,016
3.625% 8/15/43	23,560,000	25,796,359
3.75% 11/15/43	2,285,000	2,552,416
6.25% 8/15/23	17,515,000	20,235,983
6.875% 8/15/25	8,445,000	10,573,074
7.25% 8/15/22	7,335,000	8,472,212
U.S. Treasury Notes:
1.375% 8/31/20	21,575,000	21,202,494
1.375% 4/30/21	20,690,000	20,191,339
1.375% 5/31/21	35,805,000	34,911,274
1.625% 6/30/20	19,525,000	19,283,226
1.625% 7/31/20	31,170,000	30,763,329
1.625% 4/30/23	5,900,000	5,691,887
1.75% 6/30/22	29,643,000	28,937,821
1.75% 9/30/22	14,045,000	13,679,611
1.875% 4/30/22	43,605,000	42,778,890
1.875% 9/30/22	9,303,000	9,101,677
2% 11/30/20	48,865,000	48,403,073
2% 2/15/25	20,105,000	19,446,875
2% 11/15/26	192,301,000	183,564,825
2.125% 9/30/21	48,800,000	48,329,156
2.125% 6/30/22	13,575,000	13,411,676
2.125% 7/31/24	108,991,000	106,589,792
2.125% 5/15/25	28,670,000	27,887,175
2.25% 11/15/25	55,000	53,745
2.25% 2/15/27	17,910,000	17,381,795
2.25% 11/15/27	53,845,000	51,985,665
2.375% 2/29/24	3,895,000	3,868,983
2.375% 5/15/27	120,941,000	118,342,658
2.5% 1/31/21	5,225,000	5,221,938
2.5% 2/15/22	1,305,000	1,305,153
2.5% 3/31/23	438,416,000	438,073,488
2.5% 1/31/24	2,880,000	2,876,850
2.5% 2/28/26	2,860,000	2,837,545
2.625% 11/15/20	47,515,000	47,565,114
2.625% 12/31/23	270,530,000	271,650,162
2.625% 3/31/25	109,290,000	109,477,842
2.625% 1/31/26	820,000	820,448
2.625% 2/15/29	6,460,000	6,406,503
2.75% 2/28/25 (d)	850,000	857,637
2.75% 6/30/25	336,603,000	339,456,236
2.875% 11/15/21	11,685,000	11,795,003
2.875% 11/30/25	522,754,000	530,962,869
3.125% 11/15/28	100,800,000	104,241,375

TOTAL U.S. TREASURY OBLIGATIONS		2,901,267,449

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $2,917,502,496)		2,926,007,308

U.S. Government Agency - Mortgage Securities - 9.4%
Fannie Mae - 4.5%
12 month U.S. LIBOR + 1.553% 4.269% 6/1/36 (a)(c)	8,425	8,765
12 month U.S. LIBOR + 1.825% 4.327% 2/1/35 (a)(c)	223,070	234,628
12 month U.S. LIBOR + 1.900% 4.634% 7/1/37 (a)(c)	16,805	17,708
2% 8/1/31	1,503,351	1,445,465
2.5% 9/1/27 to 10/1/46	18,824,272	18,217,075
2.5% 3/1/34 (e)	1,500,000	1,470,596
2.5% 3/1/34 (e)	27,786,074	27,241,386
2.5% 3/1/34 (e)	1,286,074	1,260,863
2.5% 3/1/34 (e)	6,400,000	6,274,541
2.5% 3/1/34 (e)	1,500,000	1,470,596
2.5% 3/1/34 (e)	2,750,000	2,696,092
2.5% 3/1/34 (e)	7,050,000	6,911,800
2.5% 3/1/34 (e)	9,800,000	9,607,892
2.5% 3/1/49 (e)	1,224,674	1,160,507
2.5% 3/1/49 (e)	1,224,674	1,160,507
2.5% 3/1/49 (e)	1,125,000	1,066,055
2.5% 3/1/49 (e)	850,000	805,464
2.5% 3/1/49 (e)	1,125,000	1,066,055
2.5% 3/1/49 (e)	850,000	805,464
3% 2/1/25 to 1/1/47	275,143,718	271,322,669
3% 3/1/34 (e)	40,200,000	40,119,781
3% 3/1/34 (e)	14,100,000	14,071,863
3% 3/1/34 (e)	15,800,000	15,768,471
3% 3/1/34 (e)	5,500,000	5,489,025
3% 3/1/34 (e)	12,850,000	12,824,358
3% 3/1/34 (e)	5,225,000	5,214,574
3% 3/1/34 (e)	1,390,000	1,387,226
3% 3/1/34 (e)	8,075,000	8,058,886
3% 3/1/34 (e)	10,300,000	10,279,446
3% 3/1/34 (e)	10,300,000	10,279,446
3% 3/1/49 (e)	1,875,000	1,831,650
3% 3/1/49 (e)	1,875,000	1,831,650
3% 3/1/49 (e)	1,525,000	1,489,742
3% 3/1/49 (e)	1,525,000	1,489,742
3% 3/1/49 (e)	1,850,000	1,807,228
3% 3/1/49 (e)	13,925,000	13,603,057
3% 3/1/49 (e)	13,925,000	13,603,057
3% 3/1/49 (e)	3,575,000	3,492,347
3% 3/1/49 (e)	3,575,000	3,492,347
3% 3/1/49 (e)	1,850,000	1,807,228
3% 3/1/49 (e)	5,850,000	5,714,749
3% 3/1/49 (e)	1,125,000	1,098,990
3% 3/1/49 (e)	850,000	830,348
3% 3/1/49 (e)	13,525,000	13,212,305
3% 3/1/49 (e)	13,525,000	13,212,305
3% 3/1/49 (e)	1,125,000	1,098,990
3% 3/1/49 (e)	850,000	830,348
3% 3/1/49 (e)	16,400,000	16,020,835
3% 3/1/49(e)	3,100,000	3,028,329
3% 3/1/49 (e)	3,400,000	3,321,393
3% 3/1/49 (e)	3,400,000	3,321,393
3% 3/1/49 (e)	3,100,000	3,028,329
3% 3/1/49 (e)	4,500,000	4,395,961
3% 3/1/49 (e)	3,750,000	3,663,301
3% 3/1/49 (e)	2,000,000	1,953,760
3% 3/1/49 (e)	3,900,000	3,809,833
3% 3/1/49 (e)	1,850,000	1,807,228
3% 3/1/49 (e)	3,900,000	3,809,833
3% 3/1/49 (e)	15,400,000	15,043,955
3.5% 9/1/26 to 10/1/56	315,225,332	317,381,810
3.5% 3/1/34 (e)	6,387,087	6,488,440
3.5% 3/1/34 (e)	6,422,763	6,524,682
3.5% 3/1/34 (e)	4,150,000	4,215,854
3.5% 3/1/34 (e)	1,000,000	1,015,868
3.5% 3/1/34 (e)	2,750,000	2,793,638
3.5% 3/1/34 (e)	21,566,484	21,908,710
3.5% 3/1/34 (e)	21,566,484	21,908,710
3.5% 3/1/34 (e)	11,809,850	11,997,253
3.5% 3/1/34 (e)	7,900,000	8,025,360
3.5% 3/1/34 (e)	2,500,000	2,539,671
3.5% 3/1/34 (e)	2,750,000	2,793,638
3.5% 3/1/34 (e)	10,350,000	10,514,238
3.5% 3/1/34 (e)	30,100,000	30,577,639
3.5% 3/1/34 (e)	2,600,000	2,641,258
3.5% 3/1/34 (e)	2,700,000	2,742,845
3.5% 3/1/34 (e)	2,700,000	2,742,845
3.5% 3/1/34 (e)	8,550,000	8,685,675
3.5% 3/1/34 (e)	8,450,000	8,584,088
3.5% 3/1/34 (e)	2,500,000	2,539,671
3.5% 3/1/49 (e)	25,100,000	25,104,945
3.5% 3/1/49 (e)	1,600,000	1,600,315
4% 11/1/31 to 10/1/48	315,717,206	324,003,978
4% 1/1/48	6,013,040	6,152,092
4% 10/1/48	7,754,448	7,915,595
4% 3/1/49 (e)	4,100,000	4,179,221
4% 3/1/49 (e)	1,600,000	1,630,915
4% 3/1/49 (e)	4,100,000	4,179,221
4% 3/1/49 (e)	1,600,000	1,630,915
4% 3/1/49 (e)	2,000,000	2,038,644
4% 3/1/49 (e)	2,000,000	2,038,644
4% 3/1/49 (e)	6,800,000	6,931,390
4% 3/1/49 (e)	6,800,000	6,931,390
4.5% 6/1/24 to 8/1/56	113,713,862	118,891,374
4.5% 3/1/49 (e)	8,200,000	8,484,608
4.5% 3/1/49 (e)	4,275,000	4,423,378
5% 10/1/21 to 8/1/56	56,274,479	59,775,841
5.257% 8/1/41	424,620	458,987
5.5% 7/1/30 to 9/1/41	13,739,162	14,852,382
5.5% 3/1/49 (e)	2,250,000	2,386,048
6% 3/1/22 to 1/1/42	23,849,207	26,389,993
6.5% 2/1/36 to 8/1/39	3,544,366	3,957,168
6.52% 2/1/39	519,449	561,137

TOTAL FANNIE MAE		1,732,527,511

Freddie Mac - 2.0%
6 month U.S. LIBOR + 2.492% 5.028% 10/1/35 (a)(c)	10,010	10,477
2% 1/1/32	2,492,042	2,396,447
2.5% 3/1/28 to 2/1/43	8,383,134	8,225,303
3% 10/1/28 to 1/1/47	177,843,519	174,658,380
3% 3/1/34 (e)	11,800,000	11,782,907
3% 3/1/34 (e)	7,700,000	7,688,846
3.5% 8/1/26 to 11/1/48 (d)	254,640,501	256,636,583
3.5% 8/1/47	12,974,498	13,035,738
3.5% 3/1/49 (e)	8,700,000	8,706,811
3.5% 3/1/49 (e)	3,600,000	3,602,818
4% 6/1/33 to 9/1/48	154,683,348	158,909,365
4% 3/1/49 (e)	5,700,000	5,813,476
4% 3/1/49 (e)	10,500,000	10,709,035
4.5% 7/1/25 to 12/1/48	56,604,154	59,205,841
4.5% 3/1/49 (e)	9,300,000	9,634,049
4.5% 3/1/49 (e)	8,600,000	8,908,905
4.5% 3/1/49 (e)	300,000	310,776
4.5% 3/1/49 (e)	300,000	310,776
5% 10/1/33 to 12/1/47	9,363,343	9,995,549
5.5% 3/1/34 to 6/1/41	5,479,942	5,922,382
6% 7/1/37 to 9/1/38	234,648	260,859
6.5% 9/1/39	650,010	733,982

TOTAL FREDDIE MAC		757,459,305

Ginnie Mae - 2.9%
3.5% 9/20/40 to 9/20/48	242,262,627	245,078,770
4.5% 5/15/39 to 3/20/48	43,852,547	45,974,856
5.5% 6/15/36 to 3/20/41	262,595	283,008
2.5% 11/20/46 to 12/20/46	37,020,520	35,400,150
3% 8/20/42 to 6/20/48	140,006,908	138,569,349
3% 3/1/49 (e)	38,400,000	37,888,577
3% 3/1/49 (e)	1,775,000	1,751,360
3% 3/1/49 (e)	1,325,000	1,307,353
3% 3/1/49 (e)	1,050,000	1,036,016
3% 3/1/49 (e)	800,000	789,345
3% 3/1/49 (e)	1,125,000	1,110,017
3% 3/1/49 (e)	850,000	838,679
3.5% 3/1/49 (e)	1,775,000	1,790,359
3.5% 3/1/49 (e)	1,325,000	1,336,465
3.5% 3/1/49 (e)	27,450,000	27,687,530
3.5% 3/1/49 (e)	15,900,000	16,037,586
3.5% 4/1/49 (e)	1,050,000	1,058,553
3.5% 4/1/49 (e)	800,000	806,516
3.5% 4/1/49 (e)	1,125,000	1,134,164
3.5% 4/1/49 (e)	850,000	856,924
4% 5/20/40 to 4/20/48 (d)	101,177,391	104,426,122
4% 3/1/49 (e)	70,700,000	72,554,206
4% 3/1/49 (e)	100,000	102,623
4% 3/1/49 (e)	19,800,000	20,319,283
4% 3/1/49 (e)	16,000,000	16,419,622
4% 3/1/49 (e)	1,675,000	1,718,929
4% 3/1/49 (e)	6,300,000	6,465,226
4% 3/1/49 (e)	1,325,000	1,359,750
4% 3/1/49 (e)	17,750,000	18,215,519
4% 3/1/49 (e)	1,050,000	1,077,538
4% 3/1/49 (e)	800,000	820,981
4% 3/1/49 (e)	4,300,000	4,412,774
4% 4/1/49 (e)	83,350,000	85,470,857
4% 4/1/49 (e)	1,050,000	1,076,717
4% 4/1/49 (e)	1,050,000	1,076,717
4% 4/1/49 (e)	800,000	820,356
4.5% 3/1/49 (e)	10,500,000	10,863,958
4.5% 3/1/49 (e)	8,500,000	8,794,633
4.5% 3/1/49 (e)	8,600,000	8,898,099
4.5% 3/1/49 (e)	4,300,000	4,449,050
4.5% 3/1/49 (e)	6,500,000	6,725,308
4.5% 3/1/49 (e)	9,900,000	10,243,161
4.5% 3/1/49 (e)	9,300,000	9,622,363
4.5% 3/1/49 (e)	4,500,000	4,655,982
4.5% 3/1/49 (e)	30,200,000	31,246,814
4.5% 3/1/49 (e)	20,200,000	20,900,187
4.5% 4/1/49 (e)	17,000,000	17,579,970
4.5% 4/1/49 (e)	8,600,000	8,893,397
4.5% 4/1/49 (e)	22,000,000	22,750,550
4.5% 4/1/49 (e)	11,000,000	11,375,275
4.5% 4/1/49 (e)	8,600,000	8,893,397
4.5% 4/1/49 (e)	11,000,000	11,375,275
5% 6/20/34 to 9/20/46	9,866,151	10,461,049

TOTAL GINNIE MAE		1,104,801,265

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $3,627,936,343)		3,594,788,081

Asset-Backed Securities - 0.5%
AASET Trust Series 2018-1A Class A, 3.844% 1/16/38 (b)	$5,338,018	$5,310,469
Argent Securities, Inc. pass-thru certificates Series 2005-W2 Class A2C, 1 month U.S. LIBOR + 0.360% 2.8499% 10/25/35 (a)(c)	2,489,046	2,489,325
Blackbird Capital Aircraft Series 2016-1A:
Class A, 4.213% 12/16/41 (b)	9,509,432	9,602,530
Class AA, 2.487% 12/16/41 (b)	2,043,469	1,987,260
Brazos Higher Education Authority, Inc. Series 2011-2 Class A2, 3 month U.S. LIBOR + 0.850% 3.6206% 7/25/29 (a)(c)	1,218,585	1,227,592
CAM Mortgage Trust Series 2018-1 Class A1, 3.96% 12/1/65 (b)	1,294,720	1,291,064
Castlelake Aircraft Structured Trust Series 2018-1 Class A, 4.125% 6/15/43 (b)	8,467,529	8,456,656
Chase Issuance Trust Series 2012-A7 Class A7, 2.16% 9/15/24	800,000	782,100
Citi Mortgage Loan Trust Series 2007-1 Class 1A, 1 month U.S. LIBOR + 1.350% 3.8399% 10/25/37 (a)(b)(c)	3,159,994	3,181,608
Citibank Credit Card Issuance Trust:
Series 2018-A3 Class A3, 3.29% 5/23/25	700,000	711,699
Series 2018-A6 Class A6, 3.21% 12/7/24	2,400,000	2,432,580
Series 2018-A7 Class A7, 3.96% 10/13/30	2,200,000	2,297,759
CLUB Credit Trust Series 2018-NP1 Class A, 2.99% 5/15/24 (b)	11,171	11,170
Collegiate Funding Services Education Loan Trust Series 2004-A Class A4, 3 month U.S. LIBOR + 0.340% 3.1534% 9/28/30 (a)(c)	1,228,122	1,229,243
Consumer Loan Underlying Bond Credit Trust Series 2018-P3 Class A, 3.82% 1/15/26 (b)	15,423,358	15,446,189
Countrywide Home Loans, Inc.:
Series 2003-BC1 Class B1, 1 month U.S. LIBOR + 5.250% 7.7399% 3/25/32 (a)(c)	4,144	4,243
Series 2005-3 Class MV4, 1 month U.S. LIBOR + 0.930% 3.4199% 8/25/35 (a)(c)	3,338	3,338
DB Master Finance LLC Series 2017-1A:
Class A2I, 3.629% 11/20/47 (b)	4,271,925	4,204,241
Class A2II, 4.03% 11/20/47 (b)	7,220,600	7,101,881
Dell Equipment Finance Trust Series 2018-1 Class A3, 3.18% 6/22/23 (b)	4,210,000	4,216,264
DLL Securitization Trust Series 2018-1 Class A3, 3.1% 4/18/22 (b)	660,000	661,115
Finance of America Structured Securities Trust Series 2018-HB1 Class A, 3.3751% 9/25/28 (b)	3,046,717	3,049,188
First Franklin Mortgage Loan Trust Series 2004-FF2 Class M3, 1 month U.S. LIBOR + 0.825% 3.3149% 3/25/34 (a)(c)	345	322
Ford Credit Floorplan Master Owner Trust Series 2018-4 Class A, 4.06% 11/15/30	5,435,000	5,511,822
GCO Education Loan Funding Trust Series 2006-1 Class A9L, 3 month U.S. LIBOR + 0.160% 2.8493% 5/25/26 (a)(c)	854,661	852,169
GE Business Loan Trust Series 2006-2A:
Class A, 1 month U.S. LIBOR + 0.180% 2.6688% 11/15/34 (a)(b)(c)	38,308	37,646
Class B, 1 month U.S. LIBOR + 0.280% 2.7688% 11/15/34 (a)(b)(c)	13,856	13,599
Class C, 1 month U.S. LIBOR + 0.380% 2.8688% 11/15/34 (a)(b)(c)	23,026	21,932
GMF Floorplan Owner Revolving Trust Series 2016-1 Class A1, 1.96% 5/17/21 (b)	11,700,000	11,682,509
Grain Spectrum Funding II LLC Series 2014-1 3.29% 10/10/34 (b)	3,032,736	3,023,375
Hertz Fleet Lease Funding LP Series 2017-1 Class A1, 1 month U.S. LIBOR + 0.650% 3.1669% 4/10/31 (a)(b)(c)	2,574,165	2,577,842
Home Equity Asset Trust Series 2006-1 Class M1, 1 month U.S. LIBOR + 0.440% 2.9299% 4/25/36 (a)(c)	2,176,010	2,177,086
Horizon Aircraft Finance I Ltd. Series 2018-1 Class A, 4.458% 12/15/38 (b)	4,032,628	4,089,969
JPMorgan Mtg Acquisition Corp. Series 2005-FRE1 Class A2V3, 1 month U.S. LIBOR + 0.330% 2.8199% 10/25/35 (a)(c)	5,486,416	5,481,743
Keycorp Student Loan Trust Series 2006-A Class 2C, 3 month U.S. LIBOR + 1.150% 3.9716% 3/27/42 (a)(c)	406,000	329,826
Kubota Credit Owner Trust Series 2018-1A Class A3, 3.1% 8/15/22 (b)	13,580,000	13,607,508
Magnetite CLO Ltd. Series 2019-21A Class A, 3 month U.S. LIBOR + 1.280% 0% 4/20/30 (a)(b)(c)(e)	7,784,000	7,784,000
Mercedes-Benz Master Owner Trust Series 2018-AA Class A, 1 month U.S. LIBOR + 0.260% 2.7488% 5/16/22 (a)(b)(c)	2,700,000	2,699,191
Merrill Lynch Mortgage Investors Trust Series 2006-FF1 Class M2, 1 month U.S. LIBOR + 0.290% 2.7799% 8/25/36 (a)(c)	169,545	169,536
Nationstar HECM Loan Trust:
Series 2018-2A Class A, 3.1877% 7/25/28 (b)	3,567,606	3,568,891
Series 2018-3A Class A 3.5545% 11/25/28 (b)	10,173,975	10,180,781
Navient Student Loan Trust Series 2015-2 Class A2, 1 month U.S. LIBOR + 0.420% 2.9099% 8/27/29 (a)(c)	2,245,007	2,244,846
Navistar Financial Dealer Note Master Trust Series 2018-1 Class A, 1 month U.S. LIBOR + 0.630% 3.1199% 9/25/23 (a)(b)(c)	11,000,000	10,996,930
New Century Home Equity Loan Trust Series 2005-4 Class M2, 1 month U.S. LIBOR + 0.510% 2.9999% 9/25/35 (a)(c)	155,573	155,313
OneMain Financial Issuance Trust Series 2016-2A Class A, 4.1% 3/20/28 (b)	1,738,421	1,742,241
Prosper Marketplace Issuance Trust:
Series 2018-1A Class A, 3.11% 6/17/24 (b)	1,434,591	1,435,303
Series 2018-2A Class A, 3.35% 10/15/24 (b)	4,035,695	4,040,220
SLM Student Loan Trust Series 2003-10A Class A3, 3 month U.S. LIBOR + 0.470% 3.2582% 12/15/27 (a)(b)(c)	4,255,557	4,256,135
Terwin Mortgage Trust Series 2003-4HE Class A1, 1 month U.S. LIBOR + 0.860% 3.3499% 9/25/34 (a)(c)	3,983	3,824
Thunderbolt Aircraft Lease Ltd. Series 2018-A Class A, 4.147% 9/15/38 (b)	8,651,613	8,704,016
Towd Point Mortgage Trust:
Series 2018-3 Class A1, 3.75% 5/25/58 (b)	7,668,806	7,696,995
Series 2018-6 Class A1A, 3.75% 3/25/58 (b)	6,746,730	6,761,818
Series 2019-1 Class A1, 3.75% 3/25/58(b)	2,472,296	2,474,011
Upgrade Receivables Trust Series 2019-1A Class A, 3.48% 3/15/25 (b)	3,796,000	3,797,996
TOTAL ASSET-BACKED SECURITIES
(Cost $203,291,388)		203,816,909

Collateralized Mortgage Obligations - 0.4%
Private Sponsor - 0.1%
Banc of America Funding Corp. Series 2015-R3 Class 10A1, 1 month U.S. LIBOR + 0.140% 2.65% 6/27/36 (a)(b)(c)	1,083,537	1,058,896
BCAP LLC Trust sequential payer:
Series 2010-RR2 Class 5A2, 5% 12/26/36 (b)	878,444	884,717
Series 2012-RR5 Class 8A5, 2.703% 7/26/36 (a)(b)	201,021	196,996
Citigroup Mortgage Loan Trust, Inc. sequential payer Series 2009-5 Class 5A1, 4.704% 1/25/37 (a)(b)	273,953	278,241
Credit Suisse Mortgage Trust Series 2010-9R Class 2A5, 4% 2/27/38 (b)	1,001,144	997,341
CSMC floater Series 2015-1R Class 6A1, 1 month U.S. LIBOR + 0.280% 2.79% 5/27/37 (a)(b)(c)	728,094	698,466
FirstKey Mortgage Trust sequential payer Series 2015-1 Class A9, 3% 3/25/45 (a)(b)	2,289,606	2,268,308
Gosforth Funding PLC floater Series 2018-1A Class A1, 3 month U.S. LIBOR + 0.450% 3.101% 8/25/60 (b)(c)	7,722,981	7,691,139
Holmes Master Issuer PLC floater Series 2018-2A Class A2, 3 month U.S. LIBOR + 0.420% 3.2073% 10/15/54 (a)(b)(c)	8,505,000	8,484,069
JP Morgan Resecuritization Trust floater Series 2012-2 Class 6A1, 1 month U.S. LIBOR + 0.210% 2.709% 6/21/36 (a)(b)(c)	512,947	508,810
Lanark Master Issuer PLC floater Series 2019-1A Class 1A1, 3 month U.S. LIBOR + 0.770% 3.467% 12/22/69 (a)(b)(c)	5,089,000	5,097,142
Merrill Lynch Alternative Note Asset Trust floater Series 2007-OAR1 Class A1, 1 month U.S. LIBOR + 0.170% 2.68% 2/25/37 (a)(c)	23,535	23,251
Opteum Mortgage Acceptance Corp. floater Series 2005-3 Class APT, 1 month U.S. LIBOR + 0.290% 2.7799% 7/25/35 (a)(c)	27,984	27,780
Permanent Master Issuer PLC floater Series 2018-1A Class 1A1, 3 month U.S. LIBOR + 0.380% 3.1673% 7/15/58 (a)(b)(c)	10,927,000	10,887,401
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 6 month U.S. LIBOR + 0.880% 3.3769% 7/20/34 (a)(c)	2,225	2,175
Thornburg Mortgage Securities Trust floater Series 2003-4 Class A1, 1 month U.S. LIBOR + 0.640% 3.1299% 9/25/43 (a)(c)	3,180,810	3,157,746
Wells Fargo Mortgage Loan Trust sequential payer Series 2011-RR4 Class 2A1, 4.0108% 6/27/36 (a)(b)	47,065	46,923
Winwater Mortgage Loan Trust sequential payer Series 2015-1 Class A9, 2.5% 1/20/45 (b)	1,027,032	1,018,612

TOTAL PRIVATE SPONSOR		43,328,013

U.S. Government Agency - 0.3%
Fannie Mae:
planned amortization class Series 2012-149:
Class DA, 1.75% 1/25/43	1,634,520	1,566,289
Class GA, 1.75% 6/25/42	1,688,077	1,611,605
Series 2005-79 Class ZC, 5.9% 9/25/35	309,036	342,994
Series 2007-75 Class JI, 6.545% - 1 month U.S. LIBOR 4.0551% 8/25/37 (a)(f)(g)	1,303,986	209,544
Series 2010-135 Class ZA, 4.5% 12/25/40	1,007,040	1,067,958
Series 2010-150 Class ZC, 4.75% 1/25/41	1,090,257	1,174,317
Series 2010-95 Class ZC, 5% 9/25/40	2,215,653	2,404,730
Series 2011-4 Class PZ, 5% 2/25/41	488,022	545,270
Series 2012-100 Class WI, 3% 9/25/27 (f)	873,739	75,831
Series 2012-14 Class JS, 6.650% - 1 month U.S. LIBOR 4.1601% 12/25/30 (a)(f)(g)	312,470	32,753
Series 2012-9 Class SH, 6.550% - 1 month U.S. LIBOR 4.0601% 6/25/41 (a)(f)(g)	406,727	51,634
Series 2013-133 Class IB, 3% 4/25/32 (f)	608,840	52,375
Series 2013-134 Class SA, 6.050% - 1 month U.S. LIBOR 3.5601% 1/25/44 (a)(f)(g)	314,741	47,458
Series 2013-51 Class GI, 3% 10/25/32 (f)	1,091,816	100,173
Series 2015-42 Class IL, 6% 6/25/45 (f)	1,376,458	301,793
Series 2015-70 Class JC, 3% 10/25/45	1,112,013	1,108,713
Series 2017-30 Class AI, 5.5% 5/25/47	728,845	152,281
Freddie Mac:
planned amortization class Series 4135 Class AB, 1.75% 6/15/42	1,247,826	1,196,472
sequential payer Series 3871 Class KB, 5.5% 6/15/41	880,132	977,867
Series 2017-4683 Class LM, 3% 5/15/47	1,484,366	1,472,919
Series 2933 Class ZM, 5.75% 2/15/35	611,642	690,630
Series 2996 Class ZD, 5.5% 6/15/35	428,382	475,450
Series 3237 Class C, 5.5% 11/15/36	634,935	695,749
Series 3955 Class YI, 3% 11/15/21 (f)	161,433	4,525
Series 3980 Class EP, 5% 1/15/42	4,057,235	4,319,911
Series 4055 Class BI, 3.5% 5/15/31 (f)	547,259	53,086
Series 4149 Class IO, 3% 1/15/33 (f)	490,472	59,376
Series 4314 Class AI, 5% 3/15/34 (f)	191,172	17,374
Series 4427 Class LI, 3.5% 2/15/34 (f)	971,642	120,213
Series 4471 Class PA 4% 12/15/40	1,131,009	1,152,535
Freddie Mac Multi-family Structured pass-thru certificates Series 4386 Class AZ, 4.5% 11/15/40	1,095,090	1,134,651
Freddie Mac Seasoned Credit Risk Transfer Trust:
sequential payer:
Series 2017-1 Class MA, 3% 1/25/56	3,707,438	3,665,470
Series 2018-2 Class MA, 3.5% 11/25/57	959,358	962,052
Series 2018-3 Class MA, 3.5% 8/25/57	17,673,455	17,571,081
Series 2018-4 Class MA, 3.5% 3/25/58	4,652,851	4,651,722
Series 2018-3 Class M55D, 4% 8/25/57	3,655,503	3,760,659
Freddie Mac SLST sequential payer Series 2018-1:
Class A1, 3.5% 6/25/28	1,819,001	1,829,493
Class A2, 3.5% 6/25/28 (b)	460,000	456,154
Ginnie Mae guaranteed REMIC pass-thru certificates:
floater:
Series 2010-H27 Series FA, 1 month U.S. LIBOR + 0.380% 2.8871% 12/20/60 (a)(c)(h)	1,171,837	1,169,132
Series 2011-H20 Class FA, 1 month U.S. LIBOR + 0.550% 3.0571% 9/20/61 (a)(c)(h)	5,799,949	5,812,314
Series 2012-H18 Class NA, 1 month U.S. LIBOR + 0.520% 3.0271% 8/20/62 (a)(c)(h)	1,200,002	1,201,501
Series 2012-H21 Class DF, 1 month U.S. LIBOR + 0.650% 3.1571% 5/20/61 (a)(c)(h)	57,908	58,025
Series 2013-H19 Class FC, 1 month U.S. LIBOR + 0.600% 3.1071% 8/20/63 (a)(c)(h)	3,391,931	3,401,173
planned amortization class:
Series 2010-158 Class MS, 10.000% - 1 month U.S. LIBOR 5.0305% 12/20/40 (a)(g)	1,187,000	1,257,174
Series 2017-134 Class BA, 2.5% 11/20/46	1,600,043	1,557,609
sequential payer:
Series 2010-160 Class DY, 4% 12/20/40	3,004,651	3,129,824
Series 2010-170 Class B, 4% 12/20/40	676,279	704,435
Series 2010-116 Class QB, 4% 9/16/40	4,772,070	4,870,295
Series 2010-14 Class SN, 5.950% - 1 month U.S. LIBOR 3.4686% 2/16/40 (a)(f)(g)	698,442	87,447
Series 2011-94 Class SA, 6.100% - 1 month U.S. LIBOR 3.6153% 7/20/41 (a)(f)(g)	222,058	33,762
Series 2013-149 Class MA, 2.5% 5/20/40	3,592,113	3,521,535
Series 2015-H13 Class HA, 2.5% 8/20/64 (h)	2,534,833	2,524,022
Series 2015-H17 Class HA, 2.5% 5/20/65 (h)	2,084,423	2,075,441
Series 2017-H06 Class FA, U.S. TREASURY 1 YEAR INDEX + 0.350% 2.94% 8/20/66 (a)(c)(h)	4,185,982	4,183,106

TOTAL U.S. GOVERNMENT AGENCY		91,699,902

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $136,007,127)		135,027,915

Commercial Mortgage Securities - 0.9%
Barclays Commercial Mortgage Securities LLC:
Series 2015-STP Class A, 3.3228% 9/10/28 (b)	4,800,635	4,814,520
Series 2018-C2 Class A5, 4.314% 12/15/51	3,700,000	3,909,770
Bayview Commercial Asset Trust floater:
Series 2005-3A Class A2, 1 month U.S. LIBOR + 0.400% 2.8899% 11/25/35 (a)(b)(c)	28,698	27,390
Series 2005-4A:
Class A2, 1 month U.S. LIBOR + 0.390% 2.8799% 1/25/36 (a)(b)(c)	71,392	68,204
Class M1, 1 month U.S. LIBOR + 0.450% 2.9399% 1/25/36 (a)(b)(c)	23,043	22,028
Series 2006-4A Class A2, 1 month U.S. LIBOR + 0.270% 2.7599% 12/25/36 (a)(b)(c)	189,388	180,214
Series 2007-1 Class A2, 1 month U.S. LIBOR + 0.270% 2.7599% 3/25/37 (a)(b)(c)	44,001	41,102
Series 2007-2A:
Class A1, 1 month U.S. LIBOR + 0.270% 2.7599% 7/25/37 (a)(b)(c)	127,156	119,617
Class A2, 1 month U.S. LIBOR + 0.320% 2.8099% 7/25/37 (a)(b)(c)	119,052	111,894
Class M1, 1 month U.S. LIBOR + 0.370% 2.8599% 7/25/37 (a)(b)(c)	40,522	36,148
Series 2007-3:
Class A2, 1 month U.S. LIBOR + 0.290% 2.7799% 7/25/37 (a)(b)(c)	43,951	41,395
Class M1, 1 month U.S. LIBOR + 0.310% 2.7999% 7/25/37 (a)(b)(c)	23,292	21,306
Class M2, 1 month U.S. LIBOR + 0.340% 2.8299% 7/25/37 (a)(b)(c)	24,912	22,360
Class M3, 1 month U.S. LIBOR + 0.370% 2.8599% 7/25/37 (a)(b)(c)	39,900	36,218
Class M4, 1 month U.S. LIBOR + 0.500% 2.9899% 7/25/37 (a)(b)(c)	62,990	56,395
Class M5, 1 month U.S. LIBOR + 0.600% 3.0899% 7/25/37 (a)(b)(c)	24,861	29,365
Benchmark Commercial Mortgage Trust Series 2018-B3 Class A3, 3.746% 4/10/51	1,700,000	1,722,942
Benchmark Mortgage Trust:
Series 2018-B8 Class A5, 4.2317% 1/15/52	13,998,000	14,721,604
Series 2019-B9 Class A5, 4.0156% 3/15/52	4,080,000	4,215,978
BX Trust floater:
Series 2018-EXCL Class D, 1 month U.S. LIBOR + 2.625% 5.1138% 9/15/37 (a)(b)(c)	2,631,931	2,628,251
Series 2018-IND Class F, 1 month U.S. LIBOR + 1.800% 4.2888% 11/15/35 (a)(b)(c)	3,800,390	3,806,350
CD Commercial Mortgage Trust Series 2017-CD6 Class A3, 3.104% 11/13/50	2,500,000	2,473,661
Citigroup Commercial Mortgage Trust:
sequential payer Series 2016-GC37 Class A3, 3.05% 4/10/49	4,000,000	3,928,342
Series 2015-GC29 Class XA, 1.1059% 4/10/48 (a)(f)	37,414,650	1,761,100
Series 2015-GC33 Class XA, 0.9367% 9/10/58 (a)(f)	19,473,453	897,666
Series 2016-C2 Class A3, 2.575% 8/10/49	2,800,000	2,655,741
Series 2016-GC36 Class A4, 3.349% 2/10/49	2,500,000	2,503,880
Series 2016-P6 Class XA, 0.8135% 12/10/49 (a)(f)	17,604,318	688,383
Series 2018-C6 Class A4, 4.412% 11/10/51	4,505,000	4,795,171
COMM Mortgage Trust:
sequential payer:
Series 2013-CR7 Class AM, 3.314% 3/10/46 (b)	1,700,000	1,700,625
Series 2015-DC1 Class A5, 3.35% 2/10/48	3,800,000	3,796,070
Series 2014-CR17 Class XA, 1.0456% 5/10/47 (a)(f)	22,015,352	854,724
Series 2014-CR19 Class XA, 1.1684% 8/10/47 (a)(f)	30,214,900	1,181,925
Series 2014-CR20 Class XA, 1.1177% 11/10/47 (a)(f)	20,809,328	910,893
Series 2014-CR21 Class A2, 3.095% 12/10/47	456,330	456,680
Series 2014-LC17 Class XA, 0.8865% 10/10/47 (a)(f)	55,210,732	1,515,772
Series 2014-UBS4 Class XA, 1.1704% 8/10/47 (a)(f)	23,857,775	1,020,168
Series 2014-UBS6:
Class A5, 3.644% 12/10/47	3,900,000	3,973,748
Class XA, 0.9432% 12/10/47 (a)(f)	11,893,589	464,355
Series 2015-CR23 Class A3, 3.23% 5/10/48	2,500,000	2,495,955
Series 2015-CR24 Class A4, 3.432% 8/10/48	1,500,000	1,513,213
Series 2015-DC1 Class XA, 1.1268% 2/10/48 (a)(f)	31,477,909	1,359,723
Series 2015-PC1 Class A4, 3.62% 7/10/50	1,900,000	1,927,446
Credit Suisse Mortgage Trust Series 2018-SITE:
Class A, 4.284% 4/15/36 (b)	5,008,000	5,190,112
Class B, 4.5349% 4/15/36 (b)	898,000	930,143
Class C, 4.6278% 4/15/36 (b)	1,033,000	1,061,247
Class D, 4.6278% 4/15/36 (b)	2,066,000	2,075,685
CSAIL Commercial Mortgage Trust Series 2016-C7 Class A4, 3.21% 11/15/49	2,800,000	2,746,603
CSAIL Commercial Mtg Trust Series 2018-C14 Class A4 4.4216% 11/15/51	3,700,000	3,928,590
Fannie Mae:
Series 2017-M1 Class A2, 2.4155% 10/25/26 (a)	2,300,000	2,188,836
Series 2017-T1 Class A, 2.898% 6/25/27	9,577,005	9,318,950
Freddie Mac:
sequential payer:
Series 2018-K083 Class AM, 4.03% 10/25/28	1,150,000	1,215,066
Series K069 Class A2, 3.187% 9/25/27	3,300,000	3,298,071
Series K072 Class A2, 3.444% 12/25/27	800,000	813,469
Series K073 Class A2, 3.35% 1/25/28	7,500,000	7,566,534
Series K155:
Class A1, 3.75% 11/25/29	215,400	224,487
Class A2, 3.75% 11/25/32	3,300,000	3,391,088
Series K158 Class A2, 3.9% 12/25/30	2,600,000	2,668,484
Series 2018-K075 Class A2, 3.65% 2/25/28	7,790,000	8,037,335
Series K076:
Class A2, 3.9% 4/25/28	11,300,000	11,879,353
Class AM, 3.9% 4/25/28	2,125,000	2,221,382
Series K077:
Class A2, 3.85% 5/25/28	9,442,000	9,883,550
Class AM, 3.85% 5/25/28	660,000	687,417
Series K079 Class A2, 3.926% 6/25/28	11,784,000	12,428,978
Series K083 Class A2, 4.05% 9/25/28	2,875,000	3,055,959
Series K084 Class A2, 3.78% 10/25/28	4,300,000	4,476,403
Series K157 Class A2, 3.99% 5/25/33	4,120,000	4,310,498
Freddie Mac Multi-family Structured pass-thru certificates Series K078 Class A2, 3.854% 6/25/51	4,400,000	4,607,441
GAHR Commercial Mortgage Trust Series 2015-NRF Class AFX, 3.2349% 12/15/34 (b)	2,300,000	2,298,522
GS Mortgage Securities Trust:
floater:
Series 2018-3PCK Class A, 1 month U.S. LIBOR + 1.450% 3.9388% 9/15/31 (a)(b)(c)	7,775,000	7,786,456
Series 2018-HART Class A, 1 month U.S. LIBOR + 1.090% 3.5788% 10/15/31 (a)(b)(c)	4,013,000	4,020,547
sequential payer:
Series 2015-GC28 Class AAB, 3.206% 2/10/48	1,000,000	1,005,397
Series 2015-GC32 Class A4, 3.764% 7/10/48	5,700,000	5,855,772
Series 2013-GC12 Class XA, 1.4341% 6/10/46 (a)(f)	5,581,431	271,299
Series 2015-GC30 Class A3, 3.119% 5/10/50	2,000,000	1,985,907
Series 2015-GC34 Class XA, 1.3348% 10/10/48 (a)(f)	6,133,474	395,875
JP Morgan Chase Commercial Mortgage Securities Trust Series 2019-COR4 Class A3, 3.7629% 3/10/52	5,400,000	5,455,362
JPMBB Commercial Mortgage Securities Trust:
sequential payer Series 2014-C21:
Class A3, 3.4353% 8/15/47	1,668,925	1,675,119
Class A5, 3.7748% 8/15/47	9,000,000	9,258,894
Series 2014-C19 Class XA, 1.0488% 4/15/47 (a)(f)	5,426,686	97,677
Series 2015-C30 Class A4, 3.5508% 7/15/48	1,900,000	1,924,079
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2007-CB19:
Class B, 5.9225% 2/12/49 (a)	24,000	9,468
Class C, 5.9225% 2/12/49 (a)	17,524	903
Series 2018-WPT:
Class AFX, 4.2475% 7/5/33 (b)	2,700,000	2,817,160
Class CFX, 4.9498% 7/5/33 (b)	919,000	959,078
Class DFX, 5.3503% 7/5/33 (b)	1,414,000	1,475,515
Class EFX, 5.5422% 7/5/33 (b)	1,934,000	2,009,856
Class XAFX, 1 month U.S. LIBOR + 0.000% 1.116% 7/5/33 (a)(b)(c)(f)	10,000,000	454,645
Morgan Stanley BAML Trust:
sequential payer:
Series 2014-C16 Class A3, 3.592% 6/15/47	2,600,000	2,613,736
Series 2015-C21 Class A3, 3.077% 3/15/48	3,900,000	3,859,111
Series 2014-C17 Class A2, 3.119% 8/15/47	1,646,024	1,644,551
Series 2015-C25:
Class A4, 3.372% 10/15/48	2,800,000	2,797,973
Class XA, 1.1156% 10/15/48 (a)(f)	11,027,667	595,662
Series 2015-C26 Class A4, 3.252% 10/15/48	3,200,000	3,190,372
Series 2016-C32 Class A3, 3.459% 12/15/49	5,100,000	5,106,538
Morgan Stanley Capital I Trust:
floater Series 2018-BOP Class A, 1 month U.S. LIBOR + 0.850% 3.3388% 8/15/33 (a)(b)(c)	7,150,000	7,114,133
Series 2015-UBS8 Class A3, 3.54% 12/15/48	3,000,000	3,027,848
Series 2016-UB12 Class A3, 3.337% 12/15/49	2,000,000	1,986,339
Series 2018-H4 Class A4, 4.31% 12/15/51	14,123,000	14,898,781
MSCG Trust Series 2016-SNR:
Class A, 3.348% 11/15/34 (a)(b)	4,280,835	4,189,010
Class B, 4.181% 11/15/34 (b)	1,796,900	1,769,006
Class C, 5.205% 11/15/34 (b)	1,260,550	1,254,755
RETL floater Series 2018-RVP Class A, 1 month U.S. LIBOR + 1.100% 3.5888% 3/15/33 (a)(b)(c)	6,447,074	6,430,743
UBS Commercial Mortgage Trust:
Series 2017-C1 Class A3, 3.283% 11/15/50	5,500,000	5,365,490
Series 2017-C7 Class XA, 1.0685% 12/15/50 (a)(f)	17,730,154	1,220,890
Series 2018-C11 Class A3, 4.3124% 6/15/51	4,100,000	4,302,946
Series 2018-C13 Class A3, 4.0694% 10/15/51	6,000,000	6,219,952
Series 2018-C9 Class ASB, 4.09% 3/15/51	3,300,000	3,461,645
UBS-Barclays Commercial Mortgage Trust floater Series 2013-C6 Class A3, 1 month U.S. LIBOR + 0.790% 3.2941% 4/10/46 (a)(b)(c)	5,423,000	5,497,666
Wells Fargo Commercial Mortgage Trust:
sequential payer Series 2015-C26 Class A4, 3.166% 2/15/48	6,200,000	6,149,428
Series 2015-C31 Class XA, 1.0626% 11/15/48 (a)(f)	7,448,223	410,886
Series 2017-C42 Class XA, 0.8968% 12/15/50 (a)(f)	35,832,440	2,269,050
Series 2018-C46 Class XA, 0.9491% 8/15/51 (a)(f)	13,162,829	811,658
Series 2018-C48 Class A5, 4.302% 1/15/52	10,591,000	11,164,489
WF-RBS Commercial Mortgage Trust:
floater Series 2013-C14 Class A3, 1 month U.S. LIBOR + 0.720% 3.2088% 6/15/46 (a)(b)(c)	5,448,432	5,455,519
sequential payer Series 2013-C11 Class A4, 3.037% 3/15/45	365,000	365,126
Series 2014-C24 Class XA, 0.8715% 11/15/47 (a)(f)	7,025,691	249,101
Series 2014-C25 Class A5, 3.631% 11/15/47	6,087,000	6,189,069
Series 2014-LC14 Class XA, 1.2676% 3/15/47 (a)(f)	10,406,707	483,323
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $355,773,752)		357,566,300

Municipal Securities - 0.2%
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Series 2009 F2, 6.263% 4/1/49	3,470,000	4,736,238
California Gen. Oblig.:
Series 2009, 7.5% 4/1/34	$630,000	$887,002
6.2% 3/1/19	1,340,000	1,340,000
Chicago O'Hare Int'l. Arpt. Rev. Series 2018 C, 4.472% 1/1/49	910,000	934,588
Colorado Reg'l. Trans. District Sales Tax Rev. (Fastracks Proj.) Series 2010 B, 5.844% 11/1/50	45,000	58,516
District of Columbia Income Tax Rev. Series 2010 F, 5.582% 12/1/35	75,000	89,129
Illinois Gen. Oblig.:
Series 2003:
4.95% 6/1/23	7,660,000	7,735,834
5.1% 6/1/33	22,090,000	20,952,144
Series 2010-1, 6.63% 2/1/35	3,845,000	4,099,577
Series 2010-3:
6.725% 4/1/35	2,510,000	2,650,460
7.35% 7/1/35	4,655,000	5,166,305
Series 2010-5, 6.2% 7/1/21	1,437,000	1,481,863
Series 2011, 5.877% 3/1/19	11,620,000	11,620,000
Series 2013, 3.6% 12/1/19	2,105,000	2,107,707
Los Angeles Dept. of Wtr. & Pwr. Rev. Series 2010 A, 5.716% 7/1/39	190,000	233,736
Maryland Trans. Auth. Trans. Facility Projs. Rev. Series 2009 B, 5.888% 7/1/43	50,000	62,036
Massachusetts Commonwealth Trans. Fund Rev. (Accelerated Bridge Prog.) Series 2010 A, 5.731% 6/1/40	150,000	182,265
New Jersey Tpk. Auth. Tpk. Rev.:
Series 2009 E, 7.414% 1/1/40	1,265,000	1,815,300
Series 2010 A, 7.102% 1/1/41	1,675,000	2,333,208
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev. Series 2010 DD, 5.952% 6/15/42	25,000	32,591
New York City Transitional Fin. Auth. Rev. Series 2010 C2, 5.767% 8/1/36	900,000	1,049,562
Ohio State Univ. Gen. Receipts:
Series 2010 C, 4.91% 6/1/40	365,000	420,783
Series 2011 A, 4.8% 6/1/11	1,528,000	1,607,120
Port Auth. of New York & New Jersey 174th Series, 4.458% 10/1/62	600,000	633,180
Salt River Proj. Agricultural Impt. & Pwr. District Elec. Sys. Rev. Series 2010 A, 4.839% 1/1/41	750,000	862,500
Univ. of California Revs. Series 2009 R, 5.77% 5/15/43	60,000	73,405
TOTAL MUNICIPAL SECURITIES
(Cost $74,261,317)		73,165,049

Foreign Government and Government Agency Obligations - 0.0%
Chilean Republic 3.875% 8/5/20	$800,000	$810,520
Colombian Republic 5% 6/15/45	965,000	966,457
Indonesian Republic 3.5% 1/11/28	1,405,000	1,339,231
Israeli State:
(guaranteed by U.S. Government through Agency for International Development) 5.5% 12/4/23	180,000	202,626
4% 6/30/22	1,700,000	1,756,695
Panamanian Republic 4.5% 4/16/50	400,000	400,404
Province of Quebec yankee 7.125% 2/9/24	1,830,000	2,164,268
United Mexican States 4.75% 3/8/44	4,030,000	3,820,480
Uruguay Republic 4.975% 4/20/55	455,000	457,507
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $12,448,561)		11,918,188

Bank Notes - 0.1%
Capital One NA 2.95% 7/23/21	5,551,000	5,499,785
Discover Bank:
(Delaware) 3.2% 8/9/21	$6,369,000	$6,346,259
3.1% 6/4/20	6,744,000	6,738,463
3.45% 7/27/26	435,000	411,329
4.682% 8/9/28 (a)	3,503,000	3,492,211
8.7% 11/18/19	357,000	370,040
KeyBank NA 2.25% 3/16/20	505,000	501,811
SunTrust Bank 4.05% 11/3/25	595,000	617,283
Synchrony Bank 3.65% 5/24/21	5,843,000	5,868,162
TOTAL BANK NOTES
(Cost $29,898,500)		29,845,343
	Shares	Value

Fixed-Income Funds - 76.3%
Bank Loan Funds - 0.7%
Eaton Vance Floating-Rate Fund - Advisers Class	27,865,715	$248,840,836
High Yield Fixed-Income Funds - 0.1%
Stone Harbor Emerging Markets Debt Fund	5,953,074	58,161,531
Inflation-Protected Bond Funds - 0.6%
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class (i)	23,456,429	225,416,281
Intermediate Government Funds - 3.7%
Fidelity SAI U.S. Treasury Bond Index Fund (i)	132,333,415	1,277,017,459
iShares 3-7 Year Treasury Bond ETF	1,237,725	150,420,719

TOTAL INTERMEDIATE GOVERNMENT FUNDS		1,427,438,178

Intermediate-Term Bond Funds - 71.2%
Baird Short-Term Bond Fund - Institutional Class	49,231,809	539,088,310
DoubleLine Total Return Bond Fund Class N	100,604,208	1,047,289,803
Fidelity SAI Total Bond Fund (i)	635,129,795	6,465,621,313
Fidelity Sustainability Bond Index Fund (i)	2,284,468	23,027,435
Fidelity U.S. Bond Index Fund Institutional Premium Class (i)	17,100,089	193,744,006
iShares Core U.S. Aggregate Bond ETF	1,919,331	205,502,770
Metropolitan West Total Return Bond Fund Class M	174,861,419	1,830,799,060
PIMCO Income Fund Institutional Class	109,713,131	1,311,071,916
PIMCO Mortgage Opportunities Fund Institutional Class	72,956,952	788,664,650
PIMCO Total Return Fund Institutional Class	672,189,552	6,721,895,502
Prudential Total Return Bond Fund Class A	135,329,657	1,909,501,457
Segall Bryant & Hamill Plus Bond Fund Retail Class	23,667,355	246,140,487
Voya Intermediate Bond Fund Class I	95,868,795	945,266,314
Western Asset Core Bond Fund Class I	138,778,270	1,720,850,542
Western Asset Core Plus Bond Fund Class I	273,273,299	3,115,315,608

TOTAL INTERMEDIATE-TERM BOND FUNDS		27,063,779,173

TOTAL FIXED-INCOME FUNDS
(Cost $29,410,698,231)		29,023,635,999
	Principal Amount	Value

Preferred Securities - 0.1%
FINANCIALS - 0.1%
Banks - 0.1%
Bank of Nova Scotia 4.65% (a)(j)	5,220,000	4,863,133
Barclays Bank PLC 7.625% 11/21/22	27,412,000	30,147,852
TOTAL PREFERRED SECURITIES
(Cost $37,128,533)		35,010,985
	Shares	Value

Money Market Funds - 0.2%
Fidelity Cash Central Fund, 2.44% (k)	39,930,648	39,938,634
State Street Institutional U.S. Government Money Market Fund Premier Class 2.35%(l)	23,869,724	23,869,724
TOTAL MONEY MARKET FUNDS
(Cost $63,804,108)		63,808,358
TOTAL INVESTMENT IN SECURITIES - 102.7%
(Cost $39,496,293,087)		39,073,369,459
NET OTHER ASSETS (LIABILITIES) - (2.7)%		(1,040,715,914)
NET ASSETS - 100%		$38,032,653,545

TBA Sale Commitments
	Principal Amount	Value
Fannie Mae
2.5% 3/1/34	$(20,100,000)	$(19,705,980)
2.5% 3/1/34	(7,050,000)	(6,911,800)
2.5% 3/1/34	(7,900,000)	(7,745,137)
2.5% 3/1/34	(2,750,000)	(2,696,092)
2.5% 3/1/34	(1,286,074)	(1,260,863)
2.5% 3/1/34	(1,286,074)	(1,260,863)
2.5% 3/1/34	(6,400,000)	(6,274,541)
2.5% 3/1/34	(1,500,000)	(1,470,596)
2.5% 3/1/34	(2,750,000)	(2,696,092)
2.5% 3/1/34	(7,050,000)	(6,911,800)
2.5% 3/1/49	(1,224,674)	(1,160,507)
2.5% 3/1/49	(1,224,674)	(1,160,507)
2.5% 3/1/49	(1,125,000)	(1,066,055)
2.5% 3/1/49	(850,000)	(805,464)
2.5% 3/1/49	(1,125,000)	(1,066,055)
2.5% 3/1/49	(850,000)	(805,464)
3% 3/1/34	(1,500,000)	(1,497,007)
3% 3/1/34	(3,700,000)	(3,692,617)
3% 3/1/34	(11,800,000)	(11,776,453)
3% 3/1/34	(7,700,000)	(7,684,635)
3% 3/1/34	(5,100,000)	(5,089,823)
3% 3/1/49	(15,800,000)	(15,434,707)
3% 3/1/49	(12,800,000)	(12,504,067)
3% 3/1/49	(1,875,000)	(1,831,650)
3% 3/1/49	(1,525,000)	(1,489,742)
3% 3/1/49	(13,925,000)	(13,603,057)
3% 3/1/49	(3,575,000)	(3,492,347)
3% 3/1/49	(1,850,000)	(1,807,228)
3% 3/1/49	(1,125,000)	(1,098,990)
3% 3/1/49	(1,125,000)	(1,098,990)
3% 3/1/49	(6,500,000)	(6,349,721)
3% 3/1/49	(6,500,000)	(6,349,721)
3% 3/1/49	(3,900,000)	(3,809,833)
3% 3/1/49	(3,900,000)	(3,809,833)
3% 3/1/49	(850,000)	(830,348)
3% 3/1/49	(850,000)	(830,348)
3% 3/1/49	(3,400,000)	(3,321,393)
3% 3/1/49	(3,100,000)	(3,028,329)
3% 3/1/49	(3,400,000)	(3,321,393)
3% 3/1/49	(3,400,000)	(3,321,393)
3% 3/1/49	(3,100,000)	(3,028,329)
3% 3/1/49	(2,000,000)	(1,953,760)
3% 3/1/49	(1,850,000)	(1,807,228)
3% 3/1/49	(2,000,000)	(1,953,760)
3% 3/1/49	(3,900,000)	(3,809,833)
3% 3/1/49	(1,850,000)	(1,807,228)
3% 3/1/49	(3,900,000)	(3,809,833)
3% 3/1/49	(15,400,000)	(15,043,955)
3% 3/1/49	(4,000,000)	(3,907,521)
3% 3/1/49	(7,150,000)	(6,984,693)
3% 3/1/49	(4,250,000)	(4,151,741)
3% 4/1/49	(4,500,000)	(4,394,379)
3% 4/1/49	(3,750,000)	(3,661,983)
3.5% 3/1/34	(20,100,000)	(20,418,955)
3.5% 3/1/34	(7,050,000)	(7,161,872)
3.5% 3/1/34	(7,900,000)	(8,025,360)
3.5% 3/1/34	(2,750,000)	(2,793,638)
3.5% 3/1/34	(14,276,334)	(14,502,877)
3.5% 3/1/34	(5,800,000)	(5,892,037)
3.5% 3/1/34	(21,566,484)	(21,908,710)
3.5% 3/1/34	(11,809,850)	(11,997,253)
3.5% 3/1/34	(7,900,000)	(8,025,360)
3.5% 3/1/34	(2,500,000)	(2,539,671)
3.5% 3/1/34	(2,750,000)	(2,793,638)
3.5% 3/1/34	(10,350,000)	(10,514,238)
3.5% 3/1/34	(11,150,000)	(11,326,933)
3.5% 3/1/34	(11,150,000)	(11,326,933)
3.5% 3/1/34	(2,700,000)	(2,742,845)
3.5% 3/1/34	(8,550,000)	(8,685,675)
3.5% 3/1/34	(8,450,000)	(8,584,088)
3.5% 3/1/49	(15,800,000)	(15,803,113)
3.5% 3/1/49	(12,800,000)	(12,802,522)
3.5% 3/1/49	(2,250,000)	(2,250,443)
3.5% 3/1/49	(2,750,000)	(2,750,542)
3.5% 3/1/49	(500,000)	(500,099)
3.5% 3/1/49	(1,000,000)	(1,000,197)
3.5% 3/1/49	(1,500,000)	(1,500,296)
3.5% 3/1/49	(600,000)	(600,118)
3.5% 3/1/49	(1,600,000)	(1,600,315)
4% 3/1/49	(4,100,000)	(4,179,221)
4% 3/1/49	(1,600,000)	(1,630,915)
4% 3/1/49	(4,100,000)	(4,179,221)
4% 3/1/49	(1,600,000)	(1,630,915)
4% 3/1/49	(2,000,000)	(2,038,644)
4% 3/1/49	(2,000,000)	(2,038,644)
4% 3/1/49	(5,700,000)	(5,810,136)
4% 3/1/49	(7,900,000)	(8,052,645)
4% 3/1/49	(2,000,000)	(2,038,644)
4.5% 3/1/49	(9,000,000)	(9,312,375)
4.5% 3/1/49	(11,000,000)	(11,381,791)

TOTAL FANNIE MAE		(486,726,563)

Freddie Mac
3.5% 3/1/49	(8,700,000)	(8,706,810)
4% 3/1/49	(500,000)	(509,954)
4.5% 3/1/49	(300,000)	(310,776)
4.5% 3/1/49	(300,000)	(310,776)
4.5% 3/1/49	(300,000)	(310,776)
4.5% 3/1/49	(300,000)	(310,776)

TOTAL FREDDIE MAC		(10,459,868)

Ginnie Mae
2.5% 3/1/49	(1,875,000)	(1,792,027)
2.5% 3/1/49	(1,525,000)	(1,457,515)
2.5% 3/1/49	(1,775,000)	(1,696,452)
2.5% 3/1/49	(1,325,000)	(1,266,365)
2.5% 3/1/49	(1,050,000)	(1,003,535)
2.5% 3/1/49	(800,000)	(764,598)
2.5% 3/1/49	(1,125,000)	(1,075,216)
2.5% 3/1/49	(850,000)	(812,385)
3.5% 3/1/49	(15,900,000)	(16,037,586)
3.5% 3/1/49	(15,900,000)	(16,037,586)
4% 3/1/49	(6,300,000)	(6,465,226)
4% 3/1/49	(5,100,000)	(5,233,755)
4% 3/1/49	(1,225,000)	(1,257,127)
4% 3/1/49	(1,775,000)	(1,821,552)
4% 3/1/49	(1,325,000)	(1,359,750)
4% 3/1/49	(1,675,000)	(1,718,929)
4% 3/1/49	(6,300,000)	(6,465,226)
4% 3/1/49	(1,325,000)	(1,359,750)
4% 3/1/49	(83,350,000)	(85,535,970)
4% 3/1/49	(17,750,000)	(18,215,519)
4% 3/1/49	(1,050,000)	(1,077,538)
4% 3/1/49	(1,050,000)	(1,077,538)
4% 3/1/49	(800,000)	(820,981)
4% 3/1/49	(3,500,000)	(3,591,792)
4% 4/1/49	(1,050,000)	(1,076,717)
4% 4/1/49	(1,050,000)	(1,076,717)
4% 4/1/49	(800,000)	(820,356)
4% 4/1/49	(800,000)	(820,356)
4% 4/1/49	(1,125,000)	(1,153,626)
4% 4/1/49	(850,000)	(871,628)
4.5% 3/1/49	(17,000,000)	(17,589,266)
4.5% 3/1/49	(8,600,000)	(8,898,099)
4.5% 3/1/49	(22,000,000)	(22,762,580)
4.5% 3/1/49	(11,000,000)	(11,381,290)
4.5% 3/1/49	(8,600,000)	(8,898,099)
4.5% 3/1/49	(11,000,000)	(11,381,290)
4.5% 3/1/49	(8,600,000)	(8,898,099)
4.5% 3/1/49	(4,300,000)	(4,449,050)
4.5% 3/1/49	(6,500,000)	(6,725,308)

TOTAL GINNIE MAE		(284,746,399)

TOTAL TBA SALE COMMITMENTS
(Proceeds $782,775,326)		$(781,932,830)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Treasury Contracts
CBOT Long Term U.S. Treasury Bond Contracts (United States)	116	June 2019	$16,758,375	$(172,670)	$(172,670)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	55	June 2019	6,710,000	(22,129)	(22,129)
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	9	June 2019	1,436,344	(24,113)	(24,113)

TOTAL PURCHASED					(218,912)

Sold
Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	54	June 2019	11,458,547	6,222	6,222
CBOT 5-Year U.S. Treasury Note Contracts (United States)	156	June 2019	17,871,750	26,499	26,499
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	348	June 2019	45,049,688	250,398	250,398

TOTAL SOLD					283,119

TOTAL FUTURES CONTRACTS					$64,207

The notional amount of futures purchased as a percentage of Net Assets is 0.1%

The notional amount of futures sold as a percentage of Net Assets is 0.2%

Swaps

Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount	Value	Upfront Premium Received/(Paid)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Buy Protection
CMBX N.A. AAA Index Series 11	Nov. 2054	Citigroup Global Markets Ltd.	(0.5%)	Monthly	$4,369,000	$(21,563)	$(33,478)	$(55,041)
CMBX N.A. AAA Index Series 11	Nov. 2054	Citigroup Global Markets Ltd.	(0.5%)	Monthly	4,500,000	(22,210)	(8,944)	(31,154)
CMBX N.A. AAA Index Series 11	Nov. 2054	Credit Suisse International	(0.5%)	Monthly	5,441,000	(26,855)	(41,693)	(68,548)
CMBX N.A. AAA Index Series 11	Nov. 2054	Credit Suisse International	(0.5%)	Monthly	9,000,000	(44,420)	(35,829)	(80,249)
CMBX N.A. AAA Index Series 11	Nov. 2054	Credit Suisse International	(0.5%)	Monthly	6,000,000	(29,614)	(5,949)	(35,563)
CMBX N.A. AAA Index Series 11	Nov. 2054	J.P. Morgan Securities LLC	(0.5%)	Monthly	3,560,000	(17,571)	(25,988)	(43,559)
Deutsche Bank AG	Mar. 2019	JPMorgan Chase Bank, N.A.	(1%)	Quarterly	1,655,634	(4,057)	(993)	(5,050)

TOTAL CREDIT DEFAULT SWAPS						$(166,290)	$(152,874)	$(319,164)

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $469,198,317 or 1.2% of net assets.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $580,978.

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (g) Coupon is inversely indexed to a floating interest rate multiplied by a specified factor. The price may be considerably more volatile than the price of a comparable fixed rate security.

 (h) Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.

 (i) Affiliated Fund

 (j) Security is perpetual in nature with no stated maturity date.

 (k) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (l) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	5,620,723
Fidelity Securities Lending Cash Central Fund	3,207
Total	$5,623,930

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases(a)	Sales Proceeds(a)	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Infla- tion- Pro- tected Bond Index Fund Institu- tional Pre- mium Class	$780,069,180	$101,921,180	$654,374,101	$10,702,966	$(16,997,890)	$14,797,912	$225,416,281
Fidelity Interm- ediate Trea- sury Bond Index Fund Institu- tional Pre- mium Class	--	331,829,535	329,189,647	3,456,591	(2,639,888)	--	--
Fidelity SAI Total Bond Fund	--	6,464,404,240	112,352,876	74,607,741	(137,031)	113,706,980	6,465,621,313
Fidelity SAI U.S. Treasury Bond Index Fund	862,301,413	1,604,121,634	1,197,566,533	27,133,821	(16,589,027)	24,749,972	1,277,017,459
Fidelity Sustain- ability Bond Index Fund	--	22,866,692	--	217,796	--	160,743	23,027,435
Fidelity Total Bond Fund	6,216,815,665	455,319,858	6,567,282,351	115,204,545	(293,432,730)	188,579,558	--
Fidelity U.S. Bond Index Fund Institu- tional Pre- mium Class	138,747,950	192,073,876	137,628,897	839,489	1,549,783	(998,706)	193,744,006
Total	$7,997,934,208	$9,172,537,015	$8,998,394,405	$232,162,949	$(328,246,783)	$340,996,459	$8,184,826,494

 (a) Includes the value of shares purchased or redeemed through in-kind transactions, if applicable.

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$2,618,779,024	$--	$2,618,779,024	$--
U.S. Government and Government Agency Obligations	2,926,007,308	--	2,926,007,308	--
U.S. Government Agency - Mortgage Securities	3,594,788,081	--	3,594,788,081	--
Asset-Backed Securities	203,816,909	--	203,816,909	--
Collateralized Mortgage Obligations	135,027,915	--	135,027,915	--
Commercial Mortgage Securities	357,566,300	--	357,566,300	--
Municipal Securities	73,165,049	--	73,165,049	--
Foreign Government and Government Agency Obligations	11,918,188	--	11,918,188	--
Bank Notes	29,845,343	--	29,845,343	--
Fixed-Income Funds	29,023,635,999	29,023,635,999	--	--
Preferred Securities	35,010,985	--	35,010,985	--
Money Market Funds	63,808,358	63,808,358	--	--
Total Investments in Securities:	$39,073,369,459	$29,087,444,357	$9,985,925,102	$--
Derivative Instruments:
Assets
Futures Contracts	$283,119	$283,119	$--	$--
Total Assets	$283,119	$283,119	$--	$--
Liabilities
Futures Contracts	$(218,912)	$(218,912)	$--	$--
Swaps	(166,290)	--	(166,290)	--
Total Liabilities	$(385,202)	$(218,912)	$(166,290)	$--
Total Derivative Instruments:	$(102,083)	$64,207	$(166,290)	$--
Other Financial Instruments:
TBA Sale Commitments	$(781,932,830)	$--	$(781,932,830)	$--
Total Other Financial Instruments:	$(781,932,830)	$--	$(781,932,830)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2019. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Credit Risk
Swaps(a)	$0	$(166,290)
Total Credit Risk	0	(166,290)
Interest Rate Risk
Futures Contracts(b)	283,119	(218,912)
Total Interest Rate Risk	283,119	(218,912)
Total Value of Derivatives	$283,119	$(385,202)

 (a) For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.

 (b) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in distributable earnings.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $31,389,191,838)	$30,848,604,331
Fidelity Central Funds (cost $39,934,384)	39,938,634
Other affiliated issuers (cost $8,067,166,865)	8,184,826,494
Total Investment in Securities (cost $39,496,293,087)		$39,073,369,459
Cash		246,551
Receivable for investments sold		156,409,296
Receivable for TBA sale commitments		782,775,326
Receivable for fund shares sold		15,076,302
Dividends receivable		897,180
Interest receivable		62,040,854
Distributions receivable from Fidelity Central Funds		133,294
Receivable for daily variation margin on futures contracts		62,490
Prepaid expenses		17,686
Other receivables		379,800
Total assets		40,091,408,238
Liabilities
Payable for investments purchased
Regular delivery	$97,671,388
Delayed delivery	1,161,151,718
TBA sale commitments, at value	781,932,830
Payable for fund shares redeemed	15,392,483
Distributions payable	249,187
Bi-lateral OTC swaps, at value	166,290
Accrued management fee	923,959
Other affiliated payables	186,627
Other payables and accrued expenses	1,080,211
Total liabilities		2,058,754,693
Net Assets		$38,032,653,545
Net Assets consist of:
Paid in capital		$38,960,610,080
Total distributable earnings (loss)		(927,956,535)
Net Assets, for 3,663,154,712 shares outstanding		$38,032,653,545
Net Asset Value, offering price and redemption price per share ($38,032,653,545 ÷ 3,663,154,712 shares)		$10.38

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2019
Investment Income
Dividends:
Unaffiliated issuers		$687,020,173
Affiliated issuers		222,430,032
Interest		281,519,856
Income from Fidelity Central Funds		5,623,930
Total income		1,196,593,991
Expenses
Management fee	$104,448,608
Transfer agent fees	2,142,864
Accounting and security lending fees	2,228,266
Custodian fees and expenses	224,086
Independent trustees' fees and expenses	438,387
Registration fees	849,642
Audit	81,224
Legal	140,547
Miscellaneous	348,056
Total expenses before reductions	110,901,680
Expense reductions	(93,661,292)
Total expenses after reductions		17,240,388
Net investment income (loss)		1,179,353,603
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(135,662,958)
Fidelity Central Funds	(1,985)
Other affiliated issuers	(328,246,783)
Futures contracts	(2,284,793)
Swaps	(159,296)
Capital gain distributions from underlying funds:
Unaffiliated issuers	13,239,726
Affiliated issuers	9,732,917
Total net realized gain (loss)		(443,383,172)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	53,610,632
Fidelity Central Funds	72
Other affiliated issuers	340,996,459
Futures contracts	56,300
Swaps	(156,998)
Delayed delivery commitments	947,854
Total change in net unrealized appreciation (depreciation)		395,454,319
Net gain (loss)		(47,928,853)
Net increase (decrease) in net assets resulting from operations		$1,131,424,750

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2019	Year ended February 28, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,179,353,603	$856,904,186
Net realized gain (loss)	(443,383,172)	(15,924,968)
Change in net unrealized appreciation (depreciation)	395,454,319	(414,839,978)
Net increase (decrease) in net assets resulting from operations	1,131,424,750	426,139,240
Distributions to shareholders	(1,143,156,839)	–
Distributions to shareholders from net investment income	–	(861,436,736)
Distributions to shareholders from net realized gain	–	(44,962,492)
Total distributions	(1,143,156,839)	(906,399,228)
Share transactions
Proceeds from sales of shares	9,961,531,357	10,565,604,910
Reinvestment of distributions	1,141,595,515	905,427,731
Cost of shares redeemed	(8,764,885,562)	(5,434,835,758)
Net increase (decrease) in net assets resulting from share transactions	2,338,241,310	6,036,196,883
Total increase (decrease) in net assets	2,326,509,221	5,555,936,895
Net Assets
Beginning of period	35,706,144,324	30,150,207,429
End of period	$38,032,653,545	$35,706,144,324
Other Information
Distributions in excess of net investment income end of period		$(24,066,924)
Shares
Sold	965,172,695	998,968,164
Issued in reinvestment of distributions	110,799,972	85,598,982
Redeemed	(852,168,708)	(515,670,418)
Net increase (decrease)	223,803,959	568,896,728

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Core Income Fund

Years ended February 28,	2019	2018	2017	2016 A	2015
Selected Per–Share Data
Net asset value, beginning of period	$10.38	$10.50	$10.40	$10.78	$10.61
Income from Investment Operations
Net investment income (loss)B	.324	.270	.300	.316	.315
Net realized and unrealized gain (loss)	(.009)	(.106)	.174	(.366)	.177
Total from investment operations	.315	.164	.474	(.050)	.492
Distributions from net investment income	(.309)	(.270)	(.297)	(.322)	(.313)
Distributions from net realized gain	(.006)	(.014)	(.077)	(.008)	(.009)
Total distributions	(.315)	(.284)	(.374)	(.330)	(.322)
Net asset value, end of period	$10.38	$10.38	$10.50	$10.40	$10.78
Total ReturnC	3.10%	1.54%	4.60%	(.45)%	4.71%
Ratios to Average Net AssetsD,E
Expenses before reductions	.30%	.31%	.31%	.31%	.32%
Expenses net of fee waivers, if any	.05%	.06%	.06%	.06%	.07%
Expenses net of all reductions	.05%	.06%	.06%	.06%	.07%
Net investment income (loss)	3.15%	2.55%	2.84%	3.00%	2.95%
Supplemental Data
Net assets, end of period (000 omitted)	$38,032,654	$35,706,144	$30,150,207	$26,817,412	$19,529,276
Portfolio turnover rateF	78%	45%	52%	69%	120%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 F Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2019

1. Organization.

Strategic Advisers Core Income Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain clients of Strategic Advisers LLC. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities, preferred securities, and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities, and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2019 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $379,797 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, swaps, market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, futures contracts and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$393,666,489
Gross unrealized depreciation	(833,734,926)
Net unrealized appreciation (depreciation)	$(440,068,437)
Tax Cost	$39,514,118,691

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$12,465,185
Capital loss carryforward	$(499,080,226)
Net unrealized appreciation (depreciation) on securities and other investments	$(440,961,698)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(71,743,360)
Long-term	(427,336,866)
Total capital loss carryforward	$(499,080,226)

At period end, the Fund was required to defer approximately $893,261 of losses on futures contracts.

The tax character of distributions paid was as follows:

	February 28, 2019	February 28, 2018
Ordinary Income	$1,143,156,839	$ 883,450,240
Long-term Capital Gains	–	22,948,988
Total	$1,143,156,839	$ 906,399,228

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund's Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Fund's Statement of Assets and Liabilities as Receivable for TBA sale commitments and TBA sale commitments, at value, respectively.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets, and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Swaps	$(159,296)	$(156,998)
Interest Rate Risk
Futures Contracts	(2,284,793)	56,300
Totals	$(2,444,089)	$(100,698)

A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps" and are representative of volume of activity during the period.

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares and in-kind transactions), other than short-term securities and U.S. government securities, aggregated $14,120,426,586 and $11,269,726,896, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .60% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .28% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. FIAM LLC (an affiliate of the investment adviser) and PGIM, Inc. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. Effective July 1, 2018 transfer agent fees are not paid by the Fund and are instead paid by the investment adviser or an affiliate. Prior to July 1, 2018 FIIOC received account fees and asset-based fees that varied according to account size and type of account. The Fund did not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC paid for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to a rate of .01% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .01%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $6,197 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Reallocation of Underlying Fund Investments. During the period, the investment adviser reallocated investments of the Fund. This involved taxable redemptions of the fund's interest in Fidelity Total Bond Fund in exchange for investments and cash, valued at $6,386,899,397, and non-taxable exchanges of those investments for shares of Fidelity SAI Total Bond Fund. Net realized loss of $291,139,992 on the redemption of Fidelity Total Bond Fund shares is included in the accompanying Statement of Operations as “Realized gain (loss) on Other affiliated issuers”.

6. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Money Market Central Funds are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $100,858 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $3,207.

9. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2021. During the period, this waiver reduced the Fund's management fee by $93,573,875.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $63,612 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $23,805.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets.

At the end of the period, the Fund was the owner of record of 10% or more of the total outstanding shares of the following Underlying Funds:

Fidelity SAI U.S. Treasury Bond Index Fund	44%
Fidelity Sustainability Bond Index Fund	44%
Fidelity SAI Total Bond Fund	52%

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Core Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Core Income Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the "Fund") as of February 28, 2019, the related statement of operations for the year ended February 28, 2019, the statement of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2019 and the financial highlights for each of the five years in the period ended February 28, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 16, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 14 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2018

Trustee

Mr. Hogan also serves as Trustee of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), a Director of Strategic Advisers LLC (2018-present), and a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present). Previously, Mr. Hogan served as President of FMR Co., Inc. (2009-2018), a Vice President of Fidelity's Equity and High Income funds (2009-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and on the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), and Member of the Ron Burton Training Village Executive Board of Advisors (2018-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-present), a guest lecturer in the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-present), Managing Partner of Topridge Associates, LLC (consulting, 2005-present), and a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and Executive Committees (2017-present) of Business Executives for National Security (nonprofit). Previously, Ms. Steiger served as Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Christina H. Lee (1975)

Year of Election or Appointment: 2018

Assistant Secretary

Ms. Lee also serves as Assistant Secretary of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2018 to February 28, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2018	Ending Account Value February 28, 2019	Expenses Paid During Period-B September 1, 2018 to February 28, 2019
Actual	.04%	$1,000.00	$1,021.90	$.20
Hypothetical-C		$1,000.00	$1,024.60	$.20

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 19.19% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Core Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers LLC (formerly Strategic Advisers, Inc.) (Strategic Advisers) and the sub-advisory agreements with FIAM LLC and PGIM, Inc. (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. Strategic Advisers and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board. The Board, acting directly and through its committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts.

At its September 2018 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In addition, the Board approved amendments to the fund's Advisory Contracts to reflect the change in Strategic Advisers' name from Strategic Advisers, Inc. to Strategic Advisers LLC, noting that no other contract terms were impacted and that Strategic Advisers will continue to provide the same services to the fund.

In reaching its determination to renew the fund's Advisory Contracts and approve the amendments to the Advisory Contracts described above (Amendments), the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationships with the fund; (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund and approve the Amendments, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the approval of the Amendments is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements and the approval of the amendments thereto do not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts and approve the Amendments was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the Investment Advisers, including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategy for the fund; (ii) identifying and recommending to the Trustees one or more sub-advisers for the fund; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each sub-adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each sub-adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the sub-adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each sub-adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of administrative and shareholder services performed by Strategic Advisers and its affiliates under the management contract and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

In connection with the renewal of the Advisory Contracts, the Board considered annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group").

The Board considered discussions with Strategic Advisers about fund investment performance and the performance of each sub-adviser that occur at Board meetings throughout the year as part of regularly scheduled fund reviews and other reports to the Board on fund performance, taking into account various factors including general market conditions. In its discussions with Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2017, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Core Income Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the first quartile for the one-, three-, and five-year periods ended December 31, 2017. The Board also noted that the fund had out-performed 83%, 88% and 77% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2017. The Board also noted that the investment performance of the fund was higher than its benchmark for the periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2021 (effectively waiving its portion of the management fee) and considered that the fund's contractual maximum aggregate annual management fee rate may not exceed 0.60%. In considering the fund's management fee and management fee waiver and comparisons to other registered investment companies with investment objectives similar to those of the fund, the Board noted that shares of the fund are offered only to clients that participate in the Fidelity Portfolio Advisory Service managed account program.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board. Beginning in 2015, the management fee information shown below is as of December 31. Prior to 2015, the management fee information shown below is as of February 28.

Strategic Advisers Core Income Fund

The Board noted that the fund's management fee rate was ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2017.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the fund's total expenses, the Board considered the fund's management fee rate as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the 12-month period ended December 31, 2017.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each sub-adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of each sub-adviser's relationship with the fund and the potential fall-out benefits, if any, that may accrue to each sub-adviser as a result of its relationship with the fund. The Board noted the difficulty in evaluating the sub-advisers' costs and the profitability of the sub-advisory agreement to each sub-adviser because of, among other things, the differences in the types and content of information provided by the sub-advisers due to differences in business models and cost accounting methods among the sub-advisers. Accordingly, the Board considered profitability information provided by each sub-adviser in light of the nature of the relationship between Strategic Advisers and each sub-adviser with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that certain of the fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees under such contracts would accrue directly to the fund. The Board also took into consideration that Strategic Advisers has agreed to waive 0.25% of its management fee through September 30, 2021.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed and the Amendments should be approved because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest.In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement and the approval of the amendments thereto do not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

SSC-ANN-0419
1.912891.108

Item 2.

Code of Ethics

As of the end of the period, February 28, 2019, Fidelity Rutland Square Trust II (the “trust”) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Heidi L. Steiger is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Ms. Steiger is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Strategic Advisers Core Income Fund, Strategic Advisers Emerging Markets Fund, Strategic Advisers Fidelity International Fund, Strategic Advisers Income Opportunities Fund, Strategic Advisers International Fund and Strategic Advisers Small-Mid Cap Fund (the “Funds”):

Services Billed by PwC

February 28, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Strategic Advisers Core Income Fund	$50,000	$3,900	$4,000	$7,700
Strategic Advisers Emerging Markets Fund	$27,000	$2,200	$3,600	$4,300
Strategic Advisers Fidelity International Fund	$47,000	$3,700	$4,200	$7,300
Strategic Advisers Income Opportunities Fund	$27,000	$2,200	$3,000	$4,300
Strategic Advisers International Fund	$47,000	$3,800	$4,200	$7,300
Strategic Advisers Small-Mid Cap Fund	$47,000	$3,700	$4,000	$7,300

February 28, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Strategic Advisers Core Income Fund	$44,000	$4,100	$4,000	$7,900
Strategic Advisers Emerging Markets Fund	$25,000	$2,000	$3,600	$3,800
Strategic Advisers Fidelity International Fund	$42,000	$3,900	$4,200	$7,400
Strategic Advisers Income Opportunities Fund	$25,000	$1,900	$4,500	$3,700
Strategic Advisers International Fund	$42,000	$3,900	$4,200	$7,500
Strategic Advisers Small-Mid Cap Fund	$44,000	$3,900	$4,200	$7,400

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Strategic Advisers LLC (“Strategic Advisers”) and entities controlling, controlled by, or under common control with Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by PwC

	February 28, 2019A	February 28, 2018A
Audit-Related Fees	$7,930,000	$8,360,000
Tax Fees	$15,000	$30,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	February 28, 2019A	February 28, 2018A
PwC	$11,200,000	$10,820,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and Strategic Advisers’ review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to the trust and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of the trust (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the

Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Rutland Square Trust II

By:	/s/Adrien E. Deberghes
Adrien E. Deberghes
President and Treasurer

Date:	April 24, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Adrien E. Deberghes
Adrien E. Deberghes
President and Treasurer

Date:	April 24, 2019

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	April 24, 2019